UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21906

Claymore Exchange-Traded Fund Trust
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Kevin M. Robinson
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code: (630) 505-3700

Date of fiscal year end: August 31

Date of reporting period: September 1, 2010 - August 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

www.guggenheimfunds.com

... your road to the LATEST,

most up-to-date INFORMATION

Contents

Dear Shareholder	3

Economic and Market Overview	5

Management Discussion of Fund Performance	7

Fund Summary & Performance	24

Overview of Fund Expenses	40

Portfolio of Investments	42

Statement of Assets and Liabilities	114

Statement of Operations	118

Statement of Changes in Net Assets	122

Financial Highlights	128

Notes to Financial Statements	143

Report of Independent Registered Public Accounting Firm	150

Supplemental Information	151

Board Considerations Regarding Annual Review of the

Investment Advisory Agreement	153

Trust Information	155

About the Trust Adviser	Back Cover

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com, you will find:

•	Daily and historical fund pricing, fund returns, portfolio holdings and characteristics, and distribution history.

•	Investor guides and fund fact sheets.

•	Regulatory documents including a prospectus and copies of shareholder reports.

Guggenheim Funds Distributors, Inc. is constantly updating and expanding shareholder information services on each Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment.

2 | Annual Report | August 31, 2011

Dear Shareholder |

Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for 15 of our exchange-traded funds (“ETFs” or “Funds”).

Guggenheim Partners, LLC, a global diversified financial services firm, is the parent company of the Investment Adviser and of Guggenheim Funds Distributors, Inc., the distributor (the “Distributor”) of the Funds. In September 2011, Guggenheim Partners announced future plans to combine its various asset management capabilities, including the Investment Adviser and the Distributor, under the single name “Guggenheim Investments.” The new business group, will bring together several of Guggenheim’s investment management businesses and will have combined assets under management of approximately $119 billion. With the integration of these entities, Guggenheim Investments is projected to be among the ten largest ETF providers globally, offering investors a suite of more than 100 ETFs and ETPs (exchange-traded products) totaling over $20 billion in assets.

Guggenheim Investments will offer a broad spectrum of alternative and equity investment offerings alongside a leading credit research and fixed-income platform. These expanded capabilities will be delivered through a diverse array of solutions including separately managed accounts, open-ended mutual funds, offshore mutual funds, variable insurance trusts, unit investment trusts, closed-end funds and exchange-traded funds.

This report covers performance of the following funds for the fiscal year ended August 31, 2011. Symbols in parentheses following the name of each fund are their NYSE Arca tickers.

-	Guggenheim BRIC ETF (EEB)

-	Guggenheim Defensive Equity ETF (DEF)

-	Guggenheim Insider Sentiment ETF (NFO)

-	Guggenheim International Small Cap LDRs ETF (XGC)

-	Guggenheim Mid-Cap Core ETF (CZA)

-	Guggenheim Multi-Asset Income ETF (CVY)

-	Guggenheim Ocean Tomo Growth Index ETF (OTR)

-	Guggenheim Ocean Tomo Patent ETF (OTP)

-	Guggenheim Raymond James SB-1 Equity ETF (RYJ)

-	Guggenheim Sector Rotation ETF (XRO)

-	Guggenheim Spin-Off ETF (CSD)

-	Wilshire 4500 Completion ETF (WXSP)

-	Wilshire 5000 Total Market ETF (WFVK)

-	Wilshire Micro-Cap ETF (WMCR)

-	Wilshire US REIT ETF (WREI)

Annual Report | August 31, 2011 | 3

Dear Shareholder continued

To learn more about economic and market conditions over the last year and the objective and performance of each ETF, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Management Discussion of Fund Performance for each ETF, which begins on page 7.

Sincerely,

Kevin M. Robinson
Chief Executive Officer
Claymore Exchange-Traded Fund Trust

September 30, 2011

4 | Annual Report | August 31, 2011

Economic and Market Overview |

Returns for most equity and bond indices were strongly positive for the 12-month period ending August 31, 2011. However, there was a pronounced slump in the equity market at the end of the period, accompanied by a significant increase in volatility. The recent market weakness was driven largely by disappointing reports on key economic measures in the U.S. and concerns about sovereign debt in several European nations. However, the fundamentals, at least in the U.S., remain healthier than the market’s recent slump implies.

Expectations of renewed recession in the U.S. appear overblown. The index of leading economic indicators published by the Conference Board suggests moderate expansion in economic activity through the end of 2011. No recession has ever occurred without at least four consecutive negative months of trends in leading economic indicators, nor has a recession ever been preceded by accommodative actions on the part of the Federal Reserve, which has been aggressively accommodative and has pledged to remain so. The Wall Street Journal reported recently that one-third of a group of economists surveyed believe that the U.S. will slip into recession over the next 12 months, which means, of course, that two-thirds of those surveyed believe that no recession will occur. The consensus forecast now anticipates real growth of 1.5% in gross domestic product (GDP) for the full year 2011, and an acceleration in growth to 2.4% in 2012.

Conditions in world markets are more troubling. Economic growth in Europe slowed in the second quarter to the lowest rate since the 2009 recession. As Japan struggles to recover from the March 2011 earthquake, there is talk of austerity and a reduction in government spending, which could slow the recovery. Weak economies in Japan and Europe have negative implications for emerging market economies, with the potential to stifle formerly robust export growth. The upside for the rest of the world would be a reduction in a major source of global inflationary pressure.

The troubles in Europe and Asia at a time the world’s central banks are injecting liquidity into their economies are driving investors toward dollar-denominated assets. Rates on U.S. treasury bonds have plunged to nearly unprecedented levels, as liquidity seeks safe havens. Once the turmoil subsides, other riskier U.S. dollar assets, such as high yield, and then ultimately equities, are likely to benefit. The Standard & Poor’s 500 Index (the “S&P”), which is generally regarded as an indicator of the broad U.S. stock market is selling at the lowest multiple of earnings since the early 1980s; this is a signal that the considerable uncertainty in the economy has already been discounted in the equity market.

For the 12-month period ended August 31, 2011, the S&P returned 18.50%. However, all of the growth in the index occurred in the first half of the 12-month period, when the S&P returned 27.73%; for the six-month period ended August 31, 2011, the return of the S&P was -7.23%. The pattern was similar for most international markets, with positive returns for the 12-month period, but weakness in the last few months. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East Index (“EAFE”) Index, which is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, returned 10.01%. The return of the MSCI Emerging Market Index, which measures market performance in global emerging markets, was 9.07%.

In the bond market, lower quality issues performed better than the highest-rated securities, reflecting investors’ increased appetite for risk and search for yield. The return of the Barclays Capital U.S. Corporate High Yield Index for the 12-month period ended August 31, 2011, was 8.39%, while the Barclays Capital U.S. Aggregate Bond Index, which is a proxy for the U.S. investment grade bond market, returned 4.16%. The Barclays U.S. Treasury Composite Index, which measures performance of

Annual Report | August 31, 2011 | 5

Economic and Market Overview continued

U.S. Treasury notes with a variety of maturities, returned 4.18% for the 12-month period ended August 31, 2011. Reflecting the Federal Reserve’s continuing accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years; the return of the Barclays Capital 1–3 Month U.S. Treasury Bill Index was 0.23% for the same period.

Index Definitions
All indices described below are unmanaged and reflect no expenses. It is not possible to invest directly in any index.

The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

The Barclays Capital U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds.

The Barclays Capital US Treasury Bill Index: 1-3 Month tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default.

The Barclays Capital U.S. Treasury Composite Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint but are part of a separate Short Treasury Index. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting. Securities in the index roll up to the U.S. Aggregate, U.S. Universal, and Global Aggregate Indices.

Dow Jones U.S. Select Dividend Index is a selection of stocks that is based almost entirely on dividend yield and dividend history. Stocks are also required to have an annual average daily dollar trading volume of more than $1.5 million.

The FTSE NAREIT Equity REIT Index is a free float-adjusted index of REITs that own, manage and lease investment-grade commercial real estate. Specifically, a company is classified as an Equity REIT if 75 percent or more of its gross invested book assets is invested in real property.

The MSCI All-Country World Ex-US Small Cap Index offers an exhaustive representation of this size segment by targeting companies in the Investable Market Index but not in the Standard Value Index. The index includes 47 developed and emerging markets excluding the United States as well as value and growth style indices based on the Global Industry Classification Standard (GICS).

The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australasia and the Far East.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

The NASDAQ Composite Index is a broad-based capitalization weighted index of stocks in all three NASDAQ tiers: Global Select, Global Market and Capital Market.

The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 31% of the total market capitalization of the Russell 1000® Index.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries.

The S&P MidCap 400 Index is a market-weighted index of 400 domestic mid-cap stocks chosen for market capitalization, liquidity, and industry group representation.

6 | Annual Report | August 31, 2011

Management Discussion of Fund Performance |

EEB | Guggenheim BRIC ETF

Fund Overview

The Guggenheim BRIC ETF, NYSE Arca ticker: EEB (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the BNY Mellon BRIC Select ADR Index (the “Index”).

The Index is comprised of American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) selected, based on liquidity, from a universe of all listed depositary receipts of companies from Brazil, Russia, India and China currently trading on U.S. exchanges. The companies in the universe are selected using a proprietary methodology developed by BNY Mellon. The Fund will invest at least 90% of its total assets in ADRs and GDRs that comprise the Index and underlying securities representing ADRs and GDRs that comprise the Index. As of August 31, 2011, the Index consisted of 95 securities. The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2011.

On a market price basis, the Fund generated a total return of 4.70%, which included a change in market price to $41.17 on August 31, 2011, from $40.06 on August 31, 2010. On an NAV basis, the Fund generated a total return of 4.92%, which included a change in NAV to $41.24 on August 31, 2011, from $40.04 on August 31, 2010. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and international emerging market comparison purposes, the Index generated a return of 5.48% and the MSCI Emerging Markets Index generated a return of 9.07% for the same period.

The Fund made an annual distribution of $0.8630 per share on December 31, 2010, to shareholders of record on December 29, 2010.

Performance Attribution

For the 12-month period ended August 31, 2011, the communications sector contributed most significantly to the Fund’s return, followed by the consumer non-cyclical sector. The financial sector detracted most from the Fund’s return, followed by the technology sector.

Positions that contributed most significantly to return included Cia de Bebidas das Americas SA, a Brazilian beverage company (4.9% of long-term investments at period end); Baidu, Inc., a Chinese-language Internet search provider (3.1% of long-term investments at period end); and Vale SA, a Brazilian metals and mining company (common stock 4.9%, preference shares 6.9% of long-term investments at period end). Positions that detracted most significantly from return included China Life Insurance Co. Ltd., an insurance company based in Beijing (1.7% of long-term investments at period end); Petroleo Brasileiro SA, a Brazilian oil and gas service company (ordinary shares 6.3%, preference shares 7.5% of long-term investments at period end); and Itau Unibanco Holding SA, a Brazilian bank (4.4% of long-term investments at period end).

Annual Report | August 31, 2011 | 7

Management Discussion of Fund Performance continued

DEF | Guggenheim Defensive Equity ETF

Fund Overview

The Guggenheim Defensive Equity ETF, NYSE Arca ticker: DEF (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Sabrient Defensive Equity Index (the “Index”).

The Index is comprised of approximately 100 securities selected, based on investment and other criteria, from a broad universe of U.S.-traded securities, including master limited partnerships (“MLPs”) and American depositary receipts (“ADRs”). The universe of potential Index constituents includes approximately 1,000 listed companies, generally with market capitalizations in excess of $1 billion. The Fund will invest at least 90% of its total assets in common stocks, ADRs and MLPs that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2011.

On a market price basis, the Fund generated a total return of 18.39%, which included a change in market price to $25.70 on August 31, 2011, from $22.05 on August 31, 2010. On an NAV basis, the Fund generated a total return of 18.42%, which included a change in NAV to $25.68 on August 31, 2011, from $22.03 on August 31, 2010. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and domestic equity market comparison purposes, the Index returned 19.18% and the S&P 500 Index returned 18.50% for the same period.

The Fund made an annual distribution of $0.3880 per share on December 31, 2010, to shareholders of record on December 29, 2010.

Performance Attribution

For the 12-month period ended August 31, 2011, all nine sectors in which the Fund was invested had positive returns, contributing to the Fund’s return. The utilities sector contributed most significantly to the Fund’s return, followed by the consumer noncyclical and energy sectors. The technology sector contributed least to the Fund’s return, followed by the industrial sector.

Positions that contributed most significantly to the Fund’s return included Lorillard, Inc., which manufactures and markets cigarettes under brand names including Newport and Kent; Linn Energy, LLC, an oil and natural gas exploration and production company; and Iron Mountain, Inc., an information management services company (1.0%, 1.0% and 1.0%, respectively, of long-term investments at period end). Positions that detracted most significantly from the Fund’s return included Gildan Activewear, Inc., a Canadian marketer and vertically-integrated global manufacturer of basic, non-fashion apparel products (not held in the portfolio at period end); Penn West Petroleum Ltd., an oil and natural gas producer based in Alberta, Canada (0.9% of long-term investments at period end); and Ritchie Bros. Auctioneers, Inc., an industrial auctioneer that sells equipment to on-site and online bidders (not held in the portfolio at period end)

8 | Annual Report | August 31, 2011

Management Discussion of Fund Performance continued

NFO | Guggenheim Insider Sentiment ETF

Fund Overview

The Guggenheim Insider Sentiment ETF, NYSE Arca ticker: NFO (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Sabrient Insider Sentiment Index (the “Index”).

The Index is comprised of approximately 100 securities selected, based on investment and other criteria, from a broad universe of U.S.-traded securities, including master limited partnerships (“MLPs”) and American depositary receipts (“ADRs”). The universe of companies eligible for inclusion in the Index includes approximately 6,000 listed companies without limitations on market capitalization. The Fund will invest at least 90% of its total assets in common stocks, ADRs and MLPs that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2011.

On a market price basis, the Fund generated a total return of 24.60%, which included a change in market price to $31.64 on August 31, 2011, from $25.55 on August 31, 2010. On an NAV basis, the Fund generated a total return of 24.63%, which included a change in NAV to $31.66 on August 31, 2011, from $25.56 on August 31, 2010. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and domestic equity market comparison purposes, the Index returned 25.33% and the S&P 500 Index returned 18.50% for the same period.

The Fund made an annual distribution of $0.2010 per share on December 31, 2010, to shareholders of record on December 29, 2010.

Performance Attribution

For the 12-month period ended August 31, 2011, nine of the ten sectors in which the Fund was invested had positive returns, contributing to the Fund’s return. The consumer cyclical sector contributed most significantly to the Fund’s return, followed by the consumer non-cyclical sector. The diversified sector had a negative return, detracting from the Fund’s return.

Positions that contributed most significantly to the Fund’s return included International Coal Group, Inc., a producer of coal in northern and central Appalachia (not held in the portfolio at period end); Fossil, Inc., which designs and markets fashion watches and jewelry, leather goods, sunglasses and other fashion items (1.0% of long-term investments at period end); and Mercer International, Inc., a Canadian paper company (not held in the portfolio at period end). Positions that detracted most significantly from the Fund’s return included Itron, Inc., a provider of metering systems to electric, natural gas and water utilities; Popular, Inc., a Puerto Rican Bank; and EnerSys, a manufacturer, marketer and distributor of industrial batteries (0.9%, 0.8% and 0.8%, respectively, of long-term investments at period end).

Annual Report | August 31, 2011 | 9

Management Discussion of Fund Performance continued

XGC | Guggenheim International Small Cap LDRs ETF

Fund Overview

The Guggenheim International Small Cap LDRs ETF, NYSE Arca ticker: XGC (the “Fund”), seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called BNY Mellon Small Cap Select ADR Index (the “Index”).

The Index is comprised of U.S.-listed depositary receipts in American depositary receipt (“ADR”) or global depositary receipt (“GDR”) form, New York Shares and Global Registered Shares selected, based on liquidity, from a universe of all listed ADRs, GDRs, New York Shares and Global Registered Shares trading on the New York Stock Exchange (“NYSE”), Nasdaq Stock Market (“NASDAQ”) and the NYSE Amex of companies worldwide, excluding the United States and Canada. BNY Mellon currently defines small-capitalization companies as those companies with a market capitalization of $250 million to $2 billion. The Fund will invest at least 80% of its total assets in ADRs, GDRs, New York Shares and Global Registered Shares that comprise the Index and underlying securities representing ADRs, GDRs, New York Shares or Global Registered Shares that comprise the Index.

The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2011.

On a market price basis, the Fund generated a total return of 2.14%, which included a change in market price to $20.47 on August 31, 2011, from $20.40 on August 31, 2010. On an NAV basis, the Fund generated a total return of 1.24%, which included a change in NAV to $20.46 on August 31, 2011, from $20.57 on August 31, 2010. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and benchmark comparison purposes, the Index returned 0.99% and the MSCI All-Country World ex-US Small Cap Index returned 15.51% for the same period.

The Fund made an annual distribution of $0.4290 per share on December 31, 2010, to shareholders of record on December 29, 2010.

Performance Attribution

For the 12-month period ended August 31, 2011, the consumer non-cyclical sector contributed most significantly to the Fund’s return, followed by the consumer cyclical sector. The technology sector detracted most significantly from the Fund’s return, followed by the energy sector.

Positions that contributed most significantly to the Fund’s performance included Melco Crown Entertainment Ltd., which owns and operates casino gaming and entertainment resort facilities in Macau (3.2% of long-term investments at period end); Wimm-Bill-Dann Foods, a Russian manufacturer of dairy and juice products that has been acquired by PepsiCo Inc. (Neither Wimm-Bill-Dann Foods nor PepsiCo Inc. was held in the portfolio at period end.); and TIM Participacoes SA, a Brazilian telecommunications company (not held in the portfolio at period end). Positions that detracted most significantly from the Fund’s performance included Longtop Financial Technologies Limited, a Hong Kong company that provides software and related services to financial institutions in the People’s Republic of China (not held in the portfolio at period end); Youku.com, Inc., an Internet television company in the People’s Republic of China (2.4% of long-term investments at period end); and VanceInfo Technologies, Inc., a Chinese information technology company (0.8% of long-term investments at period end).

10 | Annual Report | August 31, 2011

Management Discussion of Fund Performance continued

CZA | Guggenheim Mid-Cap Core ETF

Fund Overview

The Guggenheim Mid-Cap Core ETF, NYSE Arca ticker: CZA (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the Zacks Mid-Cap Core Index (the “Index”).

The Index is comprised of 100 securities selected, based on investment and other criteria, from a universe of mid-capitalization securities, including master limited partnerships (“MLPs”) and American depositary receipts (“ADRs”). Currently, the mid-capitalization universe ranges from approximately $1 billion in market capitalization to $10 billion in market capitalization, as defined by Zacks Investment Research, Inc. (“Zacks”). The securities in the universe are selected using a proprietary strategy developed by Zacks. The Fund will invest at least 90% of its total assets in securities that comprise the Index and depositary receipts representing securities that comprise the Index (or underlying securities representing ADRs that comprise the Index). The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2011.

On a market price basis, the Fund generated a total return of 19.50%, which included a change in market price to $28.57 on August 31, 2011, from $24.07 on August 31, 2010. On an NAV basis, the Fund generated a total return of 19.83%, which included a change in NAV to $28.59 on August 31, 2011, from $24.02 on August 31, 2010. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index, midcap market, and domestic equity market comparison purposes, the Index returned 21.31%, the Russell Midcap Index returned 21.43%, the S&P MidCap 400 Index returned 22.89%, and the S&P 500 Index returned 18.50% for the same period.

The Fund made an annual distribution of $0.1950 per share on December 31, 2010, to shareholders of record on December 29, 2010.

Performance Attribution

For the 12-month period ended August 31, 2011, all nine sectors in which the Fund was invested had positive returns, contributing to the Fund’s return. The industrial sector contributed most significantly to the Fund’s return, followed by the consumer non-cyclical sector. The financial sector contributed least to the Fund’s return, followed by the consumer cyclical sector.

Positions that contributed most significantly to the Fund’s return included Dover Corp., a diversified manufacturer of industrial and electronic products (not held in the portfolio at period end); CIGNA Corporation, a health service organization with subsidiaries that provide medical, dental, disability, life and accident insurance and related products and services (not held in the portfolio at period end); and Celanese Corp., a producer of chemicals and specialty materials (1.5% of long-term investments at period end). Positions that detracted most significantly from the Fund’s return included Invesco Ltd., an investment management company; ManpowerGroup, formerly known as Manpower, Inc., a workforce solutions and services provider; and The Blackstone Group, LP, a manager of private capital and provider of financial advisory services (1.8%, 0.7% and 1.1%, respectively, of long-term investments at period end).

Annual Report | August 31, 2011 | 11

Management Discussion of Fund Performance continued

CVY | Guggenheim Multi-Asset Income ETF

Fund Overview

The Guggenheim Multi-Asset Income ETF, NYSE Arca ticker: CVY (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Zacks Multi-Asset Income Index (the “Index”).

The Index is comprised of approximately 125 to 150 securities selected, based on investment and other criteria, from a universe of domestic and international companies. The universe of securities within the Index includes U.S. listed common stocks and American depositary receipts (“ADRs”) paying dividends, real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), closed-end funds, Canadian royalty trusts and traditional preferred stocks. The companies in the universe are selected using a proprietary methodology developed by Zacks Investment Research, Inc.. The Fund will invest at least 90% of its total assets in securities that comprise the Index and depositary receipts representing securities that comprise the Index (or underlying securities representing ADRs that comprise the Index). The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund uses a sampling approach in seeking to achieve its objective. Sampling means that the Investment Adviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2011.

On a market price basis, the Fund generated a total return of 17.10%, which included a change in market price to $20.42 on August 31, 2011, from $18.31 on August 31, 2010. On an NAV basis, the Fund generated a total return of 17.28%, which included a change in NAV to $20.44 on August 31, 2011, from $18.30 on August 31, 2010. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and domestic market comparison purposes, the Index returned 18.62%, the S&P 500 Index returned 18.50% for the same period, and the Dow Jones US Select Dividend Index returned 20.49% for the same period.

The Fund pays distributions quarterly on the last business day of each calendar quarter to shareholders of record two business days earlier. The following distributions per share were paid during the fiscal year ended August 31, 2011.

Payable Date	Amount
September 30, 2010	$0.2250
December 31, 2010	$0.2470
March 31, 2011	$0.2590
June 30, 2011	$0.2760

Performance Attribution

For the 12-month period ended August 31, 2011, all nine sectors in which the Fund was invested had positive returns, contributing to the Fund’s return. The energy sector contributed most significantly to the Fund’s return, followed by the consumer non-cyclical sector. The basic materials and technology sectors contributed least to the Fund’s return.

Positions that contributed most significantly to return included Marathon Oil Corp., which is engaged in the exploration, production and marketing of oil and natural gas (not held in the portfolio at period end); Linn Energy, LLC, an oil and natural gas exploration and production company (1.4% of long-term investments at period end); and Lorillard, Inc., which manufactures and markets cigarettes under brand names including Newport and Kent (1.0% of long-term investments at period end). Positions that detracted most significantly from return included Seagate Technology PLC, which manufactures and markets hard disk drives; Mesabi Trust, which owns the rights to certain mineral interests in the upper Midwest; and KKR & Co. LP, a manager of private equity and other alternative assets (0.7%, 0.6% and 0.5%, respectively, of long-term investments at period end).

12 | Annual Report | August 31, 2011

Management Discussion of Fund Performance continued

OTR | Guggenheim Ocean Tomo Growth Index ETF

Fund Overview

The Guggenheim Ocean Tomo Growth Index ETF, NYSE Arca ticker: OTR (the “Fund”), seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Ocean Tomo 300® Patent Growth Index (the “Index”).

The Index is comprised of approximately 60 securities selected, based on investment and other criteria, from a universe of U.S.-listed companies. The universe of companies consists of the 300 companies that comprise the Ocean Tomo 300® Patent Index without limit on market capitalization. The companies in the universe are selected using criteria as identified by Ocean Tomo Capital, LLC (“Ocean Tomo” or the “Index Provider”). The Fund will invest at least 90% of its total assets in common stock and American depositary receipts (“ADRs”) that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2011.

On a market price basis, the Fund generated a total return of 24.82%, which included a change in market price to $28.90 on August 31, 2011, from $23.46 on August 31, 2010. On an NAV basis, the Fund generated a total return of 26.36%, which included a change in NAV to $28.88 on August 31, 2011, from $23.16 on August 31, 2010. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and domestic equity market comparison purposes, the Index returned 27.11%, the NASDAQ Composite Index returned 23.32%, and the S&P 500 Index returned 18.50% for the same period.

The Fund made an annual distribution of $0.3650 per share on December 31, 2010 to shareholders of record on December 29, 2010.

Performance Attribution

For the 12-month period ended August 31, 2011, all seven sectors in which the Fund was invested had positive returns, contributing to the Fund’s return. The communications sector contributed most significantly to the Fund’s return, followed by the technology sector; the energy sector contributed least to the Fund’s return.

Positions that contributed most significantly to the Fund’s return included International Business Machines Corp. (IBM), an information technology company; Amazon.com, Inc., which provides services to consumers, sellers, and developers through its retail websites and manufactures and sells the Kindle e-reader; and GlaxoSmithKline PLC, a global pharmaceutical company headquartered in the U.K. (15.4%, 8.8% and 10.1%, respectively, of long-term investments at period end). Positions that detracted most significantly from the Fund’s return included Research In Motion Ltd., a provider of mobile communications devices; Dendreon Corp., a biotechnology company focused on therapeutics for cancer patients; and Human Genome Sciences, Inc., a biopharmaceutical company (1.9%, 0.2% and 0.3%, respectively, of long-term investments at period end).

Annual Report | August 31, 2011 | 13

Management Discussion of Fund Performance continued

OTP | Guggenheim Ocean Tomo Patent ETF

Fund Overview

The Guggenheim Ocean Tomo Patent ETF, NYSE Arca ticker: OTP (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Ocean Tomo 300® Patent Index (the “Index”).

The Index is comprised of approximately 300 securities selected, based on patent valuation and other criteria, from a broad universe of U.S.-traded stocks. The universe of companies includes approximately 1,000 of the most-liquid listed companies without limitations on market capitalization. The Fund will invest at least 90% of its total assets in common stock and American depositary receipts (“ADRs”) that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2011.

On a market price basis, the Fund generated a total return of 15.66%, which included a change in market price to $24.18 on August 31, 2011, from $21.18 on August 31, 2010. On an NAV basis, the Fund generated a total return of 16.19%, which included a change in NAV to $24.21 on August 31, 2011, from $21.11 on August 31, 2010. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and domestic equity market comparison purposes, the Index returned 16.78% and the S&P 500 Index returned 18.50% for the same period.

The Fund made an annual distribution of $0.3330 per share on December 31, 2010, to shareholders of record on December 29, 2010.

Performance Attribution

For the 12-month period ended August 31, 2011, eight of the nine sectors in which the Fund was invested had positive returns, contributing to the Fund’s return. The technology sector contributed most significantly to the Fund’s return, followed by the consumer non-cyclical sector. The financial sector had a negative return, detracting from the Fund’s return.

Positions that contributed most significantly to return included International Business Machines Corp. (IBM), an information technology company (4.6% of long-term investments at period end); Apple Inc., which designs, manufactures and markets computers and other electronic devices (not held in the portfolio at period end); and Royal Dutch Shell PLC, an international oil and gas company (4.8% of long-term investments at period end). Positions that detracted most significantly from return included Citigroup Inc., a global diversified financial services company; Hewlett-Packard Co., a provider of computers, printers, software and related services; and Siemens AG, a German electronics and electrical engineering company (2.0%, 1.2% and 2.1%, respectively, of long-term investments at period end).

14 | Annual Report | August 31, 2011

Management Discussion of Fund Performance continued

RYJ | Guggenheim Raymond James SB-1 Equity ETF

Fund Overview

The Guggenheim Raymond James SB-1 Equity ETF, NYSE Arca ticker: RYJ (the “Fund”), seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Raymond James SB-1 Equity Index (the “Index”).

The Index is comprised of all equity securities rated Strong Buy 1 (“SB-1”) by Raymond James & Associates, Inc., an affiliate of Raymond James Research Services, LLC (“Index Provider”), as of each rebalance and reconstitution date. Index constituents include equity securities of all market capitalizations, as defined by the Index Provider, that trade on a U.S. securities exchange, including common stocks, American depositary receipts (“ADRs”), real estate investment trusts (“REITs”) and master limited partnerships (“MLPs”). The number of securities in the Index may vary depending on the number of equity securities rated SB-1 by Raymond James & Associates, Inc. As of August 31, 2011, the Index consisted of 191 securities with a market capitalization range of $48 million to $198 billion. Under normal conditions, the Fund will invest at least 80% of its total assets in equity securities. The Fund will invest at least 80% of its total assets in securities that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2011.

On a market price basis, the Fund generated a total return of 24.89%, which included a change in market price to $19.92 on August 31, 2011, from $15.95 on August 31, 2010. On an NAV basis, the Fund generated a total return of 24.88%, which included a change in NAV to $19.93 on August 31, 2011, from $15.96 on August 31, 2010. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and domestic midcap equity market comparison purposes, the Index returned 25.77% and the S&P MidCap 400 Index returned 22.89% for the same period.

Performance Attribution

For the 12-month period ended August 31, 2011, the consumer cyclical sector contributed most to the Fund’s return, followed by the energy sector; the financial and utilities sectors detracted from the Fund’s return.

Positions that contributed most significantly to return included Select Comfort Corp., a manufacturer and retailer of beds and sleep accessories (0.6% of long-term investments at period end); Hughes Communications Inc., a provider of broadband satellite network services and systems (not held in the portfolio at period end); and Terremark Worldwide, Inc. (not held in the portfolio at period end), an information technology company that was acquired in August 2011 by Verizon Communications Inc., a provider of telecommunications services (not held in the portfolio at period end). Positions that detracted most significantly from return included Ciena Corp., a provider of communications networking equipment, software and services (0.6% of long-term investments at period end); TMS International Corp., a provider of industrial services to steel mills in North America (0.6% of long-term investments at period end); and American Superconductor Corporation, a power technology company (not held in the portfolio at period end.)

Annual Report | August 31, 2011 | 15

Management Discussion of Fund Performance continued

XRO | Guggenheim Sector Rotation ETF

Fund Overview

The Guggenheim Sector Rotation ETF, NYSE Arca ticker: XRO (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Zacks Sector Rotation Index (the “Index”).

The Index is comprised of approximately 100 securities selected, based on investment and other criteria, from a universe of the 1,000 largest listed equity companies based on market capitalization. The universe of potential Index constituents includes all U.S. stocks, American depositary receipts (“ADRs”) and master limited partnerships (“MLPs”) listed on domestic exchanges. The companies in the universe are selected using a proprietary methodology developed by Zacks Investment Research, Inc. As of August 31, 2011, the securities included in the Index have market capitalizations in excess of $3.0 billion. The Fund will invest at least 90% of its total assets in common stocks, ADRs and MLPs that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2011.

On a market price basis, the Fund generated a total return of 15.88%, which included a change in market price to $23.37 on August 31, 2011, from $20.23 on August 31, 2010. On an NAV basis, the Fund generated a total return of 15.84%, which included a change in NAV to $23.35 on August 31, 2011, from $20.22 on August 31, 2010. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and domestic market comparison purposes, the Index returned 16.61% and the S&P 500 Index returned 18.50% for the same period.

The Fund made an annual distribution of $0.0780 per share on December 31, 2010, to shareholders of record on December 29, 2010.

Performance Attribution

For the 12-month period ended August 31, 2011, the consumer cyclical sector contributed most significantly to the Fund’s return, followed by the consumer non-cyclical sector. The industrial sector detracted most significantly from the Fund’s return, followed by the basic materials sector. Positions that contributed most significantly to the Fund’s return included Green Mountain Coffee Roasters, Inc., which sources, produces and markets specialty coffees and other beverages and manufactures and markets Keurig single-cup coffee brewing systems; Priceline.com, Inc., a global online travel company; and Whole Foods Market, Inc., a natural and organic foods supermarket (2.1%, 2.4% and 1.4%, respectively, of long-term investments at period end). Positions that detracted most significantly from the Fund’s return included Royal Caribbean Cruises Ltd., which operates approximately 40 vacation cruise ships; Rockwell Automation, Inc., a global provider of industrial automation power, control and information solutions; and Alcoa, Inc., a U.S.-based aluminum company (0.9%, 1.3% and 1.5%, respectively, of long-term investments at period end).

16 | Annual Report | August 31, 2011

Management Discussion of Fund Performance continued

CSD | Guggenheim Spin-Off ETF

Fund Overview

The Guggenheim Spin-Off ETF, NYSE Arca ticker: CSD (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Beacon Spin-Off Index (the “Index”).

The Index is comprised of approximately 40 securities selected, based on investment and other criteria, from a broad universe of U.S.-traded stocks, American depositary receipts (“ADRs”) and master limited partnerships (“MLPs”). The universe of companies eligible for inclusion in the Index includes companies that have been spun-off within the past 30 months (but not more recently than six months prior to the applicable rebalancing date), without limitations on market capitalization (including micro-cap securities), but which are primarily small- and mid-cap companies with capitalizations under $10.0 billion. Beacon Indexes LLC defines a spin-off company as any company resulting from either of the following events: a spin-off distribution of stock of a subsidiary company by its parent company to parent company shareholders or equity “carve-outs” or “partial initial public offerings” in which a parent company sells a percentage of the equity of a subsidiary to public shareholders. The Fund will invest at least 90% of its total assets in common stock, ADRs and MLPs that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2011.

On a market price basis, the Fund generated a total return of 17.68%, which included a change in market price to $22.22 on August 31, 2011, from $18.97 on August 31, 2010. On an NAV basis, the Fund generated a total return of 18.30%, which included a change in NAV to $22.23 on August 31, 2011, from $18.88 on August 31, 2010. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index, domestic market and midcap market comparison purposes, the Index returned 18.93%, the S&P 500 Index returned 18.50%, and the Russell Midcap Index returned 21.43% for the same period.

The Fund made an annual distribution of $0.1070 per share on December 31, 2010, to shareholders of record on December 29, 2010.

Performance Attribution

For the 12-month period ended August 31, 2011, six of the eight sectors in which the Fund was invested had positive returns, contributing to the Fund’s return. The consumer non-cyclical sector contributed most significantly to the Fund’s return; the energy and industrial sectors had negative returns, detracting most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return included Ascent Capital Group, Inc., a provider of content and creative services to the media and entertainment industries in the United States, the United Kingdom and Singapore; Brookfield Infrastructure Partners, LP, which owns and operates utilities, timber and other infrastructure operations; and Virtus Investment Partners, Inc., a provider of investment management products and services to individuals and institutions (7.7%, 6.5% and 4.5%, respectively, of long-term investments at period end). Positions that detracted most significantly from the Fund’s return included Lender Processing Services, Inc., a provider of integrated technology and services to the mortgage lending industry; AOL, Inc., a provider of internet service and online content and Quanex Building Products Corp., a manufacturer of engineered building products and aluminum sheet products (2.2%, 3.0% and 2.6%, respectively, of long-term investments at period end).

Annual Report | August 31, 2011 | 17

Management Discussion of Fund Performance continued

WXSP | Wilshire 4500 Completion ETF

Fund Overview

The Wilshire 4500 Completion ETF, NYSE ticker: WXSP (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Wilshire 4500 Completion IndexSM (the “Wilshire 4500” or the “Index”).

The Wilshire 4500 is a rules-based index comprised of, as of August 31, 2011, approximately 3,400 securities, including common stocks and real estate investment trusts (“REITs”). The Index may include securities of companies of all categories of market capitalizations (subject to certain minimum requirements), as defined by Wilshire Associates Incorporated (“Wilshire” or the “Index Provider”). The Wilshire 4500 is a subset of the Wilshire 5000 Total Market IndexSM (the “Wilshire 5000”). Designed to represent the extended market, the Wilshire 4500 is comprised of the Wilshire 5000 securities with the components of the S&P 500 Index® excluded.

The Fund will invest at least 80% of its total assets in equity securities that comprise the Wilshire 4500. The Investment Adviser and Guggenheim Partners Asset Management, LLC (the “Investment Sub-Adviser”) seek a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund uses a sampling approach in seeking to achieve its investment objective. Sampling means that the Investment Adviser and Investment Sub-Adviser use quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2011.

On a market price basis, the Fund generated a total return of 20.80%, which included a change in market price to $28.00 on August 31, 2011, from $23.44 on August 31, 2010. On an NAV basis, the Fund generated a total return of 22.26%, which included a change in NAV to $28.24 on August 31, 2011, from $23.36 on August 31, 2010. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and domestic market comparison purposes, the Wilshire 4500 returned 22.01% and the S&P 500 Index returned 18.50% for the same period.

The Fund made an annual distribution of $0.3350 per share on December 31, 2010, to shareholders of record on December 29, 2010.

Performance Attribution

For the 12-month period ended August 31, 2011, nine of the ten industry sectors in which the Fund was invested had positive returns, contributing to the Fund’s return. The consumer noncyclical industrial sector contributed most significantly to the Fund’s return, followed by the industrial sector. The diversified sector was the only sector with a negative return, detracting from the Fund’s return.

Positions that contributed most significantly to the Fund’s return included Las Vegas Sands Corp., which owns and operates resort hotels and casinos (0.9% of long-term investments at period end); Green Mountain Coffee Roasters, Inc., which sources, produces and markets specialties coffees and other beverages and manufactures and markets Keurig single-cup coffee brewing systems (0.5% of long-term investments at period end); and Petrohawk Energy Corporation, a natural gas company that was acquired in August 2011 by BHP Billiton Limited, a diversified natural resources company (Neither Petrohawk nor BHP was held in the portfolio at period end.) Positions that detracted most significantly from the Fund’s return included auto manufacturer General Motors Co. (0.8% of long-term investments at period end); Dendreon Corporation, a biotechnology company focused on therapeutics for cancer patients (not held in the portfolio at period end); and Human Genome Sciences, Inc., a biopharmaceutical company (not held in the portfolio at period end).

18 | Annual Report | August 31, 2011

Management Discussion of Fund Performance continued

WFVK | Wilshire 5000 Total Market ETF

Fund Overview

The Wilshire 5000 Total Market ETF, NYSE Arca ticker WFVK (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called Wilshire 5000 Total Market IndexSM (the “Index”).

The Index is a rules-based index comprised of, as of August 31, 2011, approximately 3,900 securities, including common stocks and real estate investment trusts (“REITs”). The Index is designed to represent the total U.S. equity market and includes all U.S. equity securities that have readily available prices. The Fund will invest at least 80% of its total assets in equity securities that comprise the Index. The Investment Adviser and the Investment Sub-Adviser seek a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund uses a sampling approach in seeking to achieve its investment objective. Sampling means that the Investment Adviser and Investment Sub-Adviser use quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2011.

On a market price basis, the Fund generated a total return of 18.83%, which included a change in market price to $27.38 on August 31, 2011, from $23.37 on August 31, 2010. On an NAV basis, the Fund generated a total return of 19.09%, which included a change in NAV to $27.32 on August 31, 2011, from $23.27 on August 31, 2010. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and domestic market comparison purposes, the Index returned 19.06% and the S&P 500 Index returned 18.50% for the same period.

The Fund made an annual distribution of $0.4000 per share on December 31, 2010, to shareholders of record on December 29, 2010.

Performance Attribution

For the 12-month period ended August 31, 2011, all ten sectors in which the Fund was invested had positive returns, contributing to the Fund’s return. The consumer non-cyclical sector contributed most significantly to the Fund’s return, followed by the energy sector. The diversified and financial sectors contributed least to the Fund’s return.

Positions that contributed most significantly to the Fund’s return included Apple, Inc., which designs, manufactures and markets computers and other electronic devices; and two integrated international oil companies, Exxon Mobil Corp. and Chevron Corp. (2.6%, 2.8% and 1.5%, respectively, of long-term investments at period end). Positions that detracted most significantly from the Fund’s return included two large U.S.-based financial institutions, Citigroup, Inc. and Bank of America Corp.; and Hewlett-Packard Co., a provider of computers, printers, software and related services (0.7%, 0.7% and 0.4%, respectively, of long-term investments at period end).

Annual Report | August 31, 2011 | 19

Management Discussion of Fund Performance continued

WMCR | Wilshire Micro-Cap ETF

Fund Overview

The Wilshire Micro-Cap ETF, NYSE ticker: WMCR (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Wilshire US Micro-Cap IndexSM (the “Index”).

The Index is a rules-based index comprised of, as of August 31, 2011, approximately 1,400 securities of micro-capitalization companies, as defined by Wilshire Associates Incorporated. The Index is designed to represent micro-sized companies and is a subset of the Wilshire 5000 Total Market IndexSM (the “Wilshire 5000”). The Index represents a float-adjusted, market capitalization-weighted index of the issues ranked below 2500 by market capitalization of the Wilshire 5000.

Under normal conditions, the Fund will invest at least 80% of its total assets in micro-capitalization companies. In addition, the Fund will invest at least 80% of its total assets in equity securities that comprise the Index. The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund uses a sampling approach in seeking to achieve its investment objective. Sampling means that the Investment Adviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2011.

On a market price basis, the Fund generated a total return of 13.71%, which included a change in market price to $16.30 on August 31, 2011, from $14.38 on August 31, 2010. On an NAV basis, the Fund generated a total return of 14.67%, which included a change in NAV to $16.38 on August 31, 2011, from $14.33 on August 31, 2010. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index comparison purposes, the Index returned 16.62% for the same period. For domestic equity market and small cap market comparison purposes, the S&P 500 Index returned 18.50% and the Russell 2000 Index returned 22.19% for the same period.

The Fund made an annual distribution of $0.0600 per share on December 31, 2010 to shareholders of record on December 29, 2010.

Performance Attribution

For the 12-month period ended August 31, 2011, nine of the ten sectors in which the Fund was invested had positive returns, contributing to the Fund’s return. The energy sector contributed most significantly to the Fund’s return, followed by the technology and communications sectors. The diversified sector had a negative return, detracting from the Fund’s return.

Positions that contributed most significantly to the Fund’s return included Newcastle Investment Corp., which invests in and manages a portfolio of real estate securities, loans and other real estate related assets; CEVA, Inc., a licensor of silicon intellectual property primarily for the handsets, portable multimedia and consumer electronics market; and 3D Systems Corp., a provider of systems that enable three-dimensional objects to be produced directly from computer data (None of these securities was held in the portfolio at period end). Positions that detracted most significantly from return included MELA Sciences, Inc., a medical device company focused on an instrument to assist in the early diagnosis of melanoma; Stereotaxis, Inc, which designs, manufactures and markets cardiology instrument control systems; and Chatham Lodging Trust, a hotel investment company (0.1%, 0.2% and 0.5%, respectively, of long-term investments at period end).

20 | Annual Report | August 31, 2011

Management Discussion of Fund Performance continued

WREI | Wilshire US REIT ETF

Fund Overview

The Wilshire US REIT ETF, NYSE Arca ticker: WREI (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Wilshire US Real Estate Investment Trust IndexSM (the “Index”).

The Index is a rules-based index comprised of, as of August 31, 2011, 94 securities, which included securities of companies of all categories of market capitalizations, (subject to certain minimum market capitalization requirements), as defined by Wilshire Associates Incorporated (“Wilshire”). The Index is comprised primarily of real estate investment trusts (“REITs”) and is derived from the broader Wilshire 5000 Total Market IndexSM. The Index is weighted by float-adjusted market capitalization. The Fund will invest at least 80% of its total assets in equity securities that comprise the Wilshire US REIT. The Investment Adviser and the Investment Sub-Adviser seek a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2011.

On a market price basis, the Fund generated a total return of 19.53%, which included a change in market price to $31.63 on August 31, 2011, from $27.17 on August 31, 2010. On an NAV basis, the Fund generated a total return of 19.62%, which included a change in NAV to $31.78 on August 31, 2011, from $27.28 on August 31, 2010. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and domestic equity REIT market comparison purposes, the Index returned 20.05% and the FTSE NARIET Equity REIT Index returned 18.44% for the same period.

The Fund pays distributions quarterly on the last business day of each calendar quarter to shareholders of record two business days earlier. The following distributions per share were paid during the fiscal year ended August 31, 2011, were:

Payable Date	Amount
September 30, 2010	$0.2120
December 31, 2010	$0.2090
March 31, 2011	$0.1700
June 30, 2011	$0.2260

Performance Attribution

More than 99% of the Fund’s holdings are categorized in the financial sector, which had a positive return for the 12-month period ended August 31, 2011, contributing to the Fund’s return. Positions that contributed most significantly to performance included Simon Property Group, Inc., which invests in regional malls, community/lifestyle centers and international properties in North America, Europe and Asia; Equity Residential, which is focused on the acquisition, development and management of apartment properties; and Public Storage, which acquires, develops and operates self-storage facilities (10.3%, 5.4% and 5.2%, respectively, of long-term investments at period end). Positions that detracted most significantly from the Fund’s performance included Host Hotels & Resorts, Inc., which owns and operates luxury hotels under brand names including Marriott, Ritz-Carlton and Westin; ProLogis, Inc., which owns and operates distribution facilities; and Corporate Office Properties Trust, a specialty office real estate investment trust (2.4%, 3.4% and 0.6%, respectively, of long-term investments at period end).

Annual Report | August 31, 2011 | 21

Management Discussion of Fund Performance continued

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers and Guggenheim Funds Investment Advisors only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

This information does not represent an offer to sell securities of the funds and it is not soliciting an offer to buy securities of the Funds. There can be no assurance that the funds will achieve their investment objectives. Below are some general risks and considerations associated with investing in an ETF and may not apply to each of the ETFs listed in the report. Please refer to the individual ETF prospectus for a more detailed discussion of the fund-specific risks and considerations.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. This includes the risk that the value of the securities held by the funds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the funds participate, or factors relating to specific companies in which the funds invest.

Foreign Investment Risk. The funds’ investments in non-U.S. issuers, although limited to ADRs and GDRs (EEB only), may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the funds’ investments or prevent the funds from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the funds have invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Emerging Markets Risk: Investment in securities of issuers based in developing or “emerging market” countries entails all of the risks of investing in securities of non-U.S. issuers, as previously described, but to a heightened degree.

Industry Risk. To the extent that any funds focus their investments in a particular industry or group of related industries, the NAV of the funds will be more susceptible to factors affecting that industry or sector.

Micro-, Small and Medium-Sized Company Risk: Investing in securities of these companies involves greater risk as their stocks may be more volatile and less liquid than investing in more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Micro-cap companies may be newly formed, less developed and there may be less available information about the company.

MLP Risk. Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a MLP, including a conflict arising as a result of incentive distribution payments.

Portfolio Turnover Risk. Certain funds may engage in active and frequent trading of its portfolio securities in connection with the rebalancing of their respective index, and therefore the fund’s investments. A portfolio turnover rate of 200%, for example, is equivalent to the fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the fund’s shareholders, the fund will seek to utilize the creation and redemption in kind mechanism to minimize capital gains to the extent possible.

Replication Management Risk. Unlike many investment companies, these funds are not “actively” managed. Therefore, they won’t necessarily sell a security because the security’s issuer was in financial trouble unless that stock is removed from the index.

Non-Correlation Risk: The funds’ return may not match the return of the index for a number of reasons. For example, the fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the funds’ securities holdings to reflect changes in the composition of the Index. The funds may not be fully invested at times, either as a result of cash flows into the funds or reserves of cash held by the funds to meet redemptions and expenses. If the funds utilize a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the index with the same weightings as the index.

Issuer-Specific Changes: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk. The funds are considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Guggenheim BRIC ETF is also subject to risks incurred by investing in companies that are located in Brazil, Russia, India and China. Brazil has experienced substantial economic instability resulting from, among other things, periods of very high inflation, persistent structural public sector deficits and significant devaluations of the currency of Brazil, which have led to a high degree of price volatility in both the Brazilian equity and foreign currency markets. Investing in securities of Russian companies involves additional risks, including, among others, the absence of developed legal structures governing private or foreign investments and private property; the possibility of the loss of all or a substantial portion of the Fund’s assets invested in Russia as a result of expropriation. Investing in securities of Indian companies involves additional risks, including, but not limited to greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, more substantial governmental involvement in the economy, higher rates of inflation and greater political, economic and social uncertainty. Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate,

22 | Annual Report | August 31, 2011

Management Discussion of Fund Performance continued

allocation of resources and capital reinvestment, among others. As an investor in such companies, the Fund is indirectly subject to those risks.

The Guggenheim Multi-Asset Income ETF is also subject to risks incurred by investing in preferred stocks—some that may be rated below investment grade, REITs, and other investment companies.

The Guggenheim Sector Rotation ETF is also subject to various sector risks, which will can cause the NAV of the fund to be more susceptible to factors affecting those sectors.

The Guggenheim Ocean Tomo Patent ETF and the Guggenheim Ocean Tomo Growth Index ETF are also subject to patent risk meaning that the companies in which they invest (via the Index) can be significantly affected by patent considerations, including the termination of their patent protection for their products.

Guggenheim Raymond James SB-1 Equity ETF is also subject to risks relating to Raymond James & Associates Equity Securities Ratings. The Fund will seek to construct and maintain a portfolio consisting of the equity securities rated SB-1 by Raymond James & Associates analysts. Changes in the ratings methodologies or in the scope of equity research by Raymond James & Associates may have an adverse effect on the ability of the Fund to pursue its investment strategy.

There is no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the funds will continue to be met or will remain unchanged.

In addition to the risks described above, there are certain other risks related to investing in the funds. These risks are described further in the Prospectus and Statement of Additional Information.

Annual Report | August 31, 2011 | 23

Fund Summary & Performance | As of August 31, 2011 (unaudited)

EEB | Guggenheim BRIC ETF

Fund Statistics
Share Price	$41.17
Net Asset Value	$41.24
Premium/Discount to NAV	-0.17%
Net Assets ($000)	$546,437

Total Returns
(Inception 9/21/06)	One Year	Three Year (Annualized)	Since Inception (Annualized)
Guggenheim BRIC ETF
NAV	4.92%	1.11%	12.85%
Market	4.70%	1.05%	12.82%
The BNY Mellon BRIC
Select ADR Index	5.48%	1.65%	13.54%
MSCI Emerging
Markets Index	9.07%	5.05%	8.33%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.58 per share for share price returns or initial net asset value (NAV) of $24.58 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.64%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.64% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.65%. There is a contractual fee waiver currently in place for this Fund through December 31, 2014 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Energy	24.4%
Communications	20.6%
Basic Materials	17.3%
Financial	16.6%
Consumer, Non-cyclical	9.7%
Technology	4.0%
Utilities	3.2%
Consumer, Cyclical	2.5%
Industrial	0.9%
Total Common and Preferred Stocks	99.2%
Investments of Collateral for Securities Loaned	13.1%
Total Investments	112.3%
Liabilities in excess of Other Assets	-12.3%
Net Assets	100.0%

Country Breakdown	% of Long-Term Investments
Brazil	54.5%
China	32.9%
India	10.5%
Russia	2.1%

Top Ten Holdings	% of Long-Term Investments
Petroleo Brasileiro SA - Preferred	7.5%
China Mobile Ltd.	7.0%
Vale SA - Preferred	6.9%
Petroleo Brasileiro SA	6.3%
Cia de Bebidas das Americas SA - Preferred	4.9%
Vale SA	4.9%
Itau Unibanco Holding SA - Preferred	4.4%
Banco Bradesco SA - Preferred	4.3%
CNOOC Ltd.	4.1%
Baidu, Inc.	3.1%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI Emerging Markets Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. It is not possible to invest directly in the MSCI Emerging Market Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

24 | Annual Report | August 31, 2011

Fund Summary & Performance (unaudited) continued

DEF | Guggenheim Defensive Equity ETF

Fund Statistics
Share Price	$25.70
Net Asset Value	$25.68
Premium/Discount to NAV	0.08%
Net Assets ($000)	$26,962

Total Returns
(Inception 12/15/06)	One Year	Three Year (Annualized)	Since Inception (Annualized)
Guggenheim Defensive Equity ETF
NAV	18.42%	3.92%	2.37%
Market	18.39%	3.87%	2.39%
Sabrient Defensive Equity Index	19.18%	4.72%	3.13%
S&P 500 Index	18.50%	0.54%	-1.17%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.07 per share for share price returns or initial net asset value (NAV) of $25.07 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.42%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.65%, while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.24%. There is a contractual fee waiver currently in place for this Fund through December 31, 2014 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Energy	22.2%
Consumer, Non-cyclical	21.8%
Utilities	21.4%
Financial	15.7%
Communications	7.1%
Consumer, Cyclical	7.0%
Industrial	3.1%
Basic Materials	1.2%
Total Common Stocks and Master Limited Partnerships	99.5%
Exchange Traded Fund	0.3%
Investments of Collateral for Securities Loaned	10.2%
Total Investments	110.0%
Liabilities in excess of Other Assets	-10.0%
Net Assets	100.0%

Top Ten Holdings	% of Long-Term Investments
Terra Nitrogen Co., LP	1.2%
Dollar General Corp.	1.1%
HCP, Inc., REIT	1.1%
Ralcorp Holdings, Inc.	1.1%
Realty Income Corp., REIT	1.1%
Frontier Communications Corp.	1.1%
Ameren Corp.	1.1%
Garmin Ltd.	1.1%
Senior Housing Properties Trust, REIT	1.1%
Windstream Corp.	1.1%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor’s 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Annual Report | August 31, 2011 | 25

Fund Summary & Performance (unaudited) continued

NFO | Guggenheim Insider Sentiment ETF

Fund Statistics
Share Price	$31.64
Net Asset Value	$31.66
Premium/Discount to NAV	-0.06%
Net Assets ($000)	$194,764

Total Returns
(Inception 9/21/06)	One Year	Three Year (Annualized)	Since Inception (Annualized)
Guggenheim Insider Sentiment ETF
NAV	24.63%	7.44%	6.05%
Market	24.60%	7.45%	6.04%
Sabrient Insider
Sentiment Index	25.33%	8.21%	6.76%
S&P 500 Index	18.50%	0.54%	0.45%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.14 per share for share price returns or initial net asset value (NAV) of $25.14 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.83%. In the Financial Highlights section of the Annual Report, the Fund’s annualized net operating expense ratio was 0.65%, while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.80%. There is a contractual fee waiver in place for this Fund through December 31, 2014 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Consumer, Cyclical	20.6%
Financial	13.9%
Consumer, Non-cyclical	13.9%
Energy	11.5%
Technology	10.3%
Industrial	9.0%
Basic Materials	7.2%
Communications	6.8%
Utilities	5.7%
Diversified	1.0%
Total Common Stocks and Master Limited Partnerships	99.9%
Investments of Collateral for Securities Loaned	2.3%
Total Investments	102.2%
Liabilities in excess of Other Assets	-2.2%
Net Assets	100.0%

Top Ten Holdings	% of Long-Term Investments
MarketAxess Holdings, Inc.	1.5%
VF Corp.	1.4%
Hollyfrontier Corp.	1.4%
CF Industries Holdings, Inc.	1.3%
Whole Foods Market, Inc.	1.3%
Stepan Co.	1.3%
El Paso Electric Co.	1.2%
Select Comfort Corp.	1.2%
Lorillard, Inc.	1.2%
Tesoro Corp.	1.2%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund,made at its inception, with a similar investment in the Standard and Poor’s 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

26 | Annual Report | August 31, 2011

Fund Summary & Performance (unaudited) continued

XGC | Guggenheim International Small Cap LDRs ETF

Fund Statistics
Share Price	$20.47
Net Asset Value	$20.46
Premium/Discount to NAV	0.05%
Net Assets ($000)	$8,182

Total Returns
(Inception 4/2/07)	One Year	Three Year (Annualized)		Since Inception (Annualized)
Guggenheim International Small
Cap LDRs ETF
NAV	1.24%	1.25%		-3.52%
Market	2.14%	0.94%		-3.51%
The BNY Mellon Small
Cap Select ADR Index	0.99%	1.60	%1	-2.82	%2
MSCI All-Country World
ex-US Small Cap Index	15.51%	5.58%		-0.62%
S&P 500 Index	18.50%	0.54%		-1.30%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.02 per share for share price returns or initial net asset value (NAV) of $25.02 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s annual operating expense ratio of 0.45% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Country Breakdown	% of Long-Term Investments
Cayman Islands	32.2%
Brazil	14.3%
Mexico	10.0%
Ireland	8.2%
Argentina	8.0%
China	7.4%
Chile	4.7%
Israel	4.1%
Netherlands	2.8%
Russia	2.4%
Spain	1.5%
Luxembourg	1.1%
Indonesia	1.0%
Germany	0.8%
India	0.8%
British Virgin Islands	0.4%
Australia	0.3%

Portfolio Breakdown	% of Net Assets
Communications	24.3%
Financial	12.7%
Consumer, Cyclical	11.6%
Industrial	11.5%
Consumer, Non-cyclical	11.4%
Utilities	8.4%
Technology	7.7%
Basic Materials	7.5%
Energy	4.6%
Total Common Stocks and Preferred Stocks	99.7%
Investments of Collateral for Securities Loaned	32.2%
Total Investments	131.9%
Liabilities in excess of Other Assets	-31.9%
Net Assets	100.0%

1
The above benchmark return reflects the blended return of the Great Companies Large-Cap Growth Index from 8/31/2008 - 7/26/2009 and the return of The Bank of New York Small Cap Select ADR Index from 7/27/2009 - 8/31/2011.

2
The above benchmark return reflects the blended return of the Great Companies Large-Cap Growth Index from 4/2/2007 - 7/26/2009 and the return of The Bank of New York Small Cap Select ADR Index from 7/27/2009 - 8/31/2011.

Annual Report | August 31, 2011 | 27

Fund Summary & Performance (unaudited) continued

XGC | Guggenheim International Small Cap LDRs ETF (continued)

Top Ten Holdings	% of Long-Term Investments
Governor & Co. of the Bank of Ireland, ADR	6.6%
Focus Media Holding Ltd., ADR	4.2%
Coca-Cola Femsa SAB de CV, ADR	3.8%
Melco Crown Entertainment Ltd.,ADR	3.2%
Cia Paranaense de Energia, ADR	3.1%
NICE Systems Ltd., ADR	2.8%
Brasil Telecom SA, ADR	2.8%
Braskem SA, ADR	2.7%
Telecom Argentina SA, ADR	2.6%
CPFL Energia SA, ADR	2.4%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown and holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor’s 500 Index and the MSCI All-Country World ex-US Small Cap Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index.

MSCI All Country World ex-US Small Cap Index represents an exhaustive representation of this size segment by targeting companies that are in the Investable Market Index but not in the Standard Index. The indices include 47 Developed and Emerging Markets excluding the United States as well as Value and Growth style indices and industry indices based on the Global Industry Classification Standard (GICS). Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

28 | Annual Report | August 31, 2011

Fund Summary & Performance (unaudited) continued

CZA | Guggenheim Mid-Cap Core ETF

Fund Statistics
Share Price	$28.57
Net Asset Value	$28.59
Premium/Discount to NAV	-0.07%
Net Assets ($000)	$18,580

Total Returns
(Inception 4/2/07)	One Year	Three Year (Annualized)	Since Inception (Annualized)
Guggenheim Mid-Cap Core ETF
NAV	19.83%	6.93%	3.50%
Market	19.50%	6.62%	3.49%
Zacks Mid-Cap Core Index	21.31%	8.60%	4.79%
S&P 500 Index	18.50%	0.54%	-1.30%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.09 per share for share price returns or initial net asset value (NAV) of $25.09 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 3.34%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was determined to be 0.65% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.60%. There is a contractual fee waiver currently in place for this Fund through December 31, 2014 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Consumer, Non-cyclical	25.7%
Industrial	16.3%
Financial	16.1%
Energy	10.2%
Utilities	9.3%
Consumer, Cyclical	7.9%
Technology	5.1%
Basic Materials	4.7%
Communications	4.5%
Total Common Stocks, Master Limited Partnerships and Tracking Stocks	99.8%
Exchange Traded Fund	0.1%
Total Long-Term Investments	99.9%
Investments of Collateral for Securities Loaned	0.6%
Total Investments	100.5%
Liabilities in excess of Other Assets	-0.5%
Net Assets	100.0%

Top Ten Holdings	% of Long-Term Investments
AmerisourceBergen Corp.	2.3%
Sara Lee Corp.	2.3%
ConAgra Foods, Inc.	2.1%
Mattel, Inc.	2.0%
Expeditors International of Washington, Inc.	1.9%
Coca-Cola Enterprises, Inc.	1.9%
Fortune Brands, Inc.	1.9%
Fidelity National Information Services, Inc.	1.9%
Plains All American Pipeline, LP	1.8%
Perrigo Co.	1.8%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor’s 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Annual Report | August 31, 2011 | 29

Fund Summary & Performance (unaudited) continued

CVY | Guggenheim Multi-Asset Income ETF

Fund Statistics
Share Price	$20.42
Net Asset Value	$20.44
Premium/Discount to NAV	-0.10%
Net Assets ($000)	$436,377

Total Returns
(Inception 9/21/06)	One Year	Three Year (Annualized)	Since Inception (Annualized)
Guggenheim Multi-Asset Income ETF
NAV	17.28%	5.66%	1.77%
Market	17.10%	5.60%	1.75%
Zacks Multi-Asset Income Index	18.62%	6.62%	2.69%
S&P 500 Index	18.50%	0.54%	0.45%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.96 per share for share price returns or initial net asset value (NAV) of $24.96 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.98%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.65% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.77%. There is a contractual fee waiver currently in place for this Fund through December 31, 2014 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Energy	22.2%
Financial	20.8%
Consumer, Non-cyclical	15.5%
Utilities	15.1%
Industrial	5.1%
Basic Materials	3.7%
Communications	3.2%
Consumer, Cyclical	2.8%
Technology	1.7%
Common Stocks, Convertible Preferred Stocks, Preferred Stocks, Royalty Trust and Master Limited Partnerships	90.1%
Exchange Traded Funds	0.2%
Closed End Funds	9.4%
Total Long-Term Investments	99.7%
Investments of Collateral for Securities Loaned	10.1%
Total Investments	109.8%
Liabilities in excess of Other Assets	-9.8%
Net Assets	100.0%

Top Ten Holdings	% of Long-Term Investments
Seadrill Ltd.	1.4%
Chevron Corp.	1.4%
ConocoPhillips	1.4%
Linn Energy, LLC	1.4%
McDonald’s Corp.	1.2%
Wells Fargo & Co.	1.1%
Bristol-Myers Squibb Co.	1.1%
PPL Corp.	1.1%
American Electric Power Co., Inc.	1.1%
Abbott Laboratories	1.1%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com.The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor’s 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

30 | Annual Report | August 31, 2011

Fund Summary & Performance (unaudited) continued

OTR | Guggenheim Ocean Tomo Growth Index ETF

Fund Statistics
Share Price	$28.90
Net Asset Value	$28.88
Premium/Discount to NAV	0.07%
Net Assets ($000)	$10,108

Total Returns
(Inception 4/2/07)	One Year	Three Year (Annualized)	Since Inception (Annualized)
Guggenheim Ocean Tomo
Growth Index ETF
NAV	26.36%	5.45%	3.88%
Market	24.82%	4.87%	3.90%
Ocean Tomo 300® Patent
Growth Index	27.11%	6.09%	4.85%
S&P 500 Index	18.50%	0.54%	-1.30%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.14 per share for share price returns or initial net asset value (NAV) of $25.14 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 3.03%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.65% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 2.71%. There is a contractual fee waiver currently in place for this Fund through December 31, 2014 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Technology	39.9%
Consumer, Non-cyclical	25.4%
Communications	18.0%
Industrial	13.9%
Basic Materials	1.9%
Consumer, Cyclical	0.7%
Energy	0.0* %
Total Common Stock	99.8%
Exchange Traded Fund	0.1%
Total Long-Term Investments	99.9%
Investments of Collateral for Securities Loaned	0.1%
Total Investments	100.0%
Liabilities in excess of Other Assets	0.0%*
Net Assets	100.0%
* Less than 0.1%

Top Ten Holdings	% of Long-Term Investments
International Business Machines Corp.	15.4%
Microsoft Corp.	13.0%
GlaxoSmithKline PLC	10.1%
Amazon.com, Inc.	8.8%
Boeing Co.	4.5%
DIRECTV	4.2%
Deere & Co.	3.8%
Gilead Sciences, Inc.	3.7%
Dell, Inc.	3.2%
Celgene Corp.	3.0%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor’s 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Annual Report | August 31, 2011 | 31

Fund Summary & Performance (unaudited) continued

OTP | Guggenheim Ocean Tomo Patent ETF

Fund Statistics
Share Price	$24.18
Net Asset Value	$24.21
Premium/Discount to NAV	-0.12%
Net Assets ($000)	$9,683

Total Returns
(Inception 12/15/06)	One Year	Three Year (Annualized)	Since Inception (Annualized)
Guggenheim Ocean Tomo
Patent ETF
NAV	16.19%	-0.45%	0.49%
Market	15.66%	-0.72%	0.46%
Ocean Tomo 300®
Patent Index	16.78%	0.17%	1.22%
S&P 500 Index	18.50%	0.54%	-1.17%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.27 per share for share price returns or initial net asset value (NAV) of $25.27 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.61%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.65%, while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.47%. There is a contractual fee waiver currently in place for this Fund through December 31, 2014 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

Country Breakdown	% of Long-Term Investments
United States	79.7%
United Kingdom	7.2%
Japan	3.3%
France	2.4%
Germany	2.1%
Ireland	1.1%
Canada	1.0%
Sweden	0.9%
Switzerland	0.9%
Finland	0.5%
Bermuda	0.3%
Singapore	0.2%
South Korea	0.2%
Channel Islands	0.1%
Taiwan	0.1%
Israel	0.0%*
* Less than 0.1%*

Portfolio Breakdown	% of Net Assets
Technology	26.0%
Consumer, Non-cyclical	18.6%
Communications	17.6%
Industrial	17.0%
Energy	10.0%
Consumer, Cyclical	4.3%
Basic Materials	3.4%
Financial	2.3%
Utilities	0.4%
Total Common Stocks	99.6%
Exchange Traded Fund	0.1%
Investments of Collateral for Securities Loaned	1.3%
Total Investments	101.0%
Liabilities in excess of Other Assets	-1.0%
Net Assets	100.0%

Top Ten Holdings	% of Long-Term Investments
Microsoft Corp.	5.1%
Royal Dutch Shell PLC	4.8%
International Business Machines Corp.	4.6%
General Electric Co.	3.9%
AT&T, Inc.	3.8%
Pfizer, Inc.	3.4%
Oracle Corp.	3.2%
Toyota Motor Corp.	2.8%
GlaxoSmithKline PLC	2.5%
Intel Corp.	2.4%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor’s 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

32 | Annual Report | August 31, 2011

Fund Summary & Performance (unaudited) continued

RYJ | Guggenheim Raymond James SB-1 Equity ETF

Fund Statistics
Share Price	$19.92
Net Asset Value	$19.93
Premium/Discount to NAV	-0.05%
Net Assets ($000)	$68,212

Total Returns
Performance inclusive of Predecessor Fund (Inception 5/19/06)	One Year	Three Year (Annualized)	Five Year (Annualized)	Since Inception (Annualized)
Guggenheim Raymond
James SB-1 Equity ETF
NAV	24.88%	4.12%	2.82%	2.72%
Market	24.89%	4.28%	4.91%	2.03%
Raymond James SB-1
Equity Index	25.77%	5.16%	3.90%	3.81%
S&P MidCap 400 Index	22.89%	4.00%	4.65%	4.16%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

On September 3, 2008, the Claymore/Raymond James SB-1 Equity ETF acquired the assets and adopted the financial and performance history of Claymore/Raymond James SB-1 Equity Fund (the “Predecessor Fund”), which had an inception date of May 19, 2006. For the period prior to September 3, 2008, the performance information provided relates exclusively to the Predecessor Fund, is based on NAV performance history of the Predecessor Fund and reflects the operating expenses of the Predecessor Fund.

The Fund’s annual operating expense ratio of 0.75% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Financial	24.1%
Consumer, Cyclical	20.9%
Energy	15.9%
Communications	11.9%
Technology	10.5%
Consumer, Non-cyclical	8.7%
Industrial	6.9%
Utilities	1.1%
Total Common Stocks and Master Limited Partnerships	100.0%
Investments of Collateral for Securities Loaned	1.9%
Total Investments	101.9%
Liabilities in excess of Other Assets	-1.9%
Net Assets	100.0%

Top Ten Holdings	% of Long-Term Investments
JDS Uniphase Corp.	0.6%
BPZ Resources, Inc.	0.6%
Ciena Corp.	0.6%
Sprint Nextel Corp.	0.6%
Pinnacle Entertainment, Inc.	0.6%
E*Trade Financial Corp.	0.6%
Cimarex Energy Co.	0.6%
Steelcase, Inc., Class A	0.6%
SuccessFactors, Inc.	0.6%
Jabil Circuit, Inc.	0.6%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor’s MidCap 400 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P MidCap 400 Index is a market-weighted index of 400 domestic mid-cap stocks chosen for market capitalization, liquidity, and industry group presentation. It is not possible to invest directly in the S&P MidCap 400 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Annual Report | August 31, 2011 | 33

Fund Summary & Performance (unaudited) continued

XRO | Guggenheim Sector Rotation ETF

Fund Statistics
Share Price	$23.37
Net Asset Value	$23.35
Premium/Discount to NAV	0.09%
Net Assets ($000)	$14,030

Total Returns
(Inception 9/21/06)	One Year	Three Year (Annualized)	Since Inception (Annualized)
Guggenheim Sector
Rotation ETF
NAV	15.84%	-4.76%	-0.82%
Market	15.88%	-4.71%	-0.80%
Zacks Sector
Rotation Index	16.61%	-4.04%	-0.08%
S&P 500 Index	18.50%	0.54%	0.45%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.98 per share for share price returns or initial net asset value (NAV) of $24.98 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.17%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.65% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.26%. There is a contractual fee waiver currently in place for this Fund through December 31, 2014 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Consumer, Cyclical	28.9%
Industrial	17.1%
Technology	16.9%
Communications	13.9%
Basic Materials	9.6%
Consumer, Non-cyclical	8.3%
Financial	4.0%
Diversified	1.2%
Total Common Stocks, Tracking Stock and Master Limited Partnerships	99.9%
Investments of Collateral for Securities Loaned	1.7%
Total Investments	101.6%
Liabilities in excess of Other Assets	-1.6%
Net Assets	100.0%

Top Ten Holdings	% of Long-Term Investments
priceline.com, Inc.	2.4%
Starbucks Corp.	2.2%
Viacom, Inc.	2.2%
Green Mountain Coffee Roasters, Inc.	2.1%
Accenture PLC	2.0%
Wynn Resorts Ltd.	2.0%
Caterpillar, Inc.	2.0%
Thermo Fisher Scientific, Inc.	2.0%
Oracle Corp.	2.0%
CSX Corp.	1.9%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor’s 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

34 | Annual Report | August 31, 2011

Fund Summary & Performance (unaudited) continued

CSD | Guggenheim Spin-Off ETF

Fund Statistics
Share Price	$22.22
Net Asset Value	$22.23
Premium/Discount to NAV	-0.04%
Net Assets ($000)	$17,785

Total Returns
(Inception 12/15/06)	One Year	Three Year (Annualized)	Since Inception (Annualized)
Guggenheim Spin-Off ETF
NAV	18.30%	2.72%	-1.24%
Market	17.68%	2.66%	-1.25%
Beacon Spin-off Index	18.93%	3.22%	-0.77%
S&P 500 Index	18.50%	0.54%	-1.17%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.18 per share for share price returns or initial net asset value (NAV) of $25.18 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.57%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.65% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.51%. There is a contractual fee waiver currently in place for this Fund through December 31, 2014 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Consumer, Non-cyclical	41.3%
Communications	19.0%
Financial	12.5%
Consumer, Cyclical	8.9%
Utilities	6.5%
Industrial	6.4%
Basic Materials	4.9%
Total Common Stock and Master Limited Partnership	99.5%
Exchange Traded Fund	0.3%
Total Long-Term Investments	99.8%
Investments of Collateral for Securities Loaned	3.7%
Total Investments	103.5%
Liabilities in excess of Other Assets	-3.5%
Net Assets	100.0%

Top Ten Holdings	% of Long-Term Investments
Ascent Capital Group, Inc., Class A	7.7%
Brookfield Infrastructure Partners, LP	6.5%
Philip Morris International, Inc.	6.4%
Lorillard, Inc.	6.3%
Altisource Portfolio Solutions SA	5.2%
HSN, Inc.	5.2%
Time Warner Cable, Inc.	5.0%
Clearwater Paper Corp.	4.9%
Total System Services, Inc.	4.9%
EchoStar Corp., Class A	4.8%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor’s 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Annual Report | August 31, 2011 | 35

Fund Summary & Performance (unaudited) continued

WXSP | Wilshire 4500 Completion ETF

Fund Statistics
Share Price	$28.00
Net Asset Value	$28.24
Premium/Discount to NAV	-0.85%
Net Assets ($000)	$5,647

Total Returns
(Inception 3/9/10)	One Year	Since Inception (Annualized)
Wilshire 4500 Completion
NAV	22.26%	9.27%
Market	20.80%	8.64%
Wilshire 4500 Completion IndexSM	22.01%	9.11%
S&P 500 Index	18.50%	6.82%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.05 per share for share price returns or initial net asset value (NAV) of $25.05 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s annual operating expense ratio of 0.18% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Financial	21.2%
Consumer, Non-cyclical	18.4%
Industrial	14.4%
Consumer, Cyclical	13.8%
Technology	8.5%
Communications	7.5%
Energy	6.4%
Basic Materials	5.0%
Utilities	4.6%
Diversified	0.0%*
Total Common Stocks, Master Limited Partnerships, Tracking Stocks and Warrants	99.8%
Investments of Collateral for Securities Loaned	3.1%
Total Investments	102.9%
Liabilities in excess of Other Assets	-2.9%
Net Assets	100.0%
* Less than 0.1%.

Top Ten Holdings	% of Long-Term Investments
Las Vegas Sands Corp.	0.9%
General Motors Co.	0.8%
Annaly Capital Management, Inc., REIT	0.5%
Crown Castle International Corp.	0.5%
Mosaic Co.	0.5%
Green Mountain Coffee Roasters, Inc.	0.5%
Bunge Ltd.	0.4%
Alexion Pharmaceuticals, Inc.	0.4%
Liberty Media Corp - Interactive, Class A	0.3%
Perrigo Co.	0.3%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor’s 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

36 | Annual Report | August 31, 2011

Fund Summary & Performance (unaudited) continued

WFVK | Wilshire 5000 Total Market ETF

Fund Statistics
Share Price	$27.38
Net Asset Value	$27.32
Premium/Discount to NAV	0.22%
Net Assets ($000)	$5,464

Total Returns
(Inception 3/9/10)	One Year	Since Inception (Annualized)
Wilshire 5000 Total Market ETF
NAV	19.09%	7.18%
Market	18.83%	7.33%
Wilshire 5000 Total Market IndexSM	19.06%	7.16%
S&P 500 Index	18.50%	6.82%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.01 per share for share price returns or initial net asset value (NAV) of $25.01 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s annual operating expense ratio of 0.12% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Consumer, Non-cyclical	21.6%
Financial	15.3%
Technology	12.5%
Energy	11.7%
Communications	10.7%
Industrial	10.5%
Consumer, Cyclical	9.5%
Basic Materials	3.8%
Utilities	3.7%
Diversified	0.1%
Total Common Stocks, Tracking Stocks and Master Limited Partnerships	99.4%
Exchange Traded Fund	0.3%
Investments of Collateral for Securities Loaned	0.9%
Total Investments	100.6%
Liabilities in excess of Other Assets	-0.6%
Net Assets	100.0%

Top Ten Holdings	% of Long-Term Investments
Exxon Mobil Corp.	2.8%
Apple, Inc.	2.6%
Microsoft Corp.	1.6%
International Business Machines Corp.	1.5%
Chevron Corp.	1.5%
Procter & Gamble Co.	1.5%
Johnson & Johnson	1.4%
AT&T, Inc.	1.3%
General Electric Co.	1.3%
Pfizer, Inc.	1.1%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com.The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor’s 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index.3 Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Annual Report | August 31, 2011 | 37

Fund Summary & Performance (unaudited) continued

WMCR | Wilshire Micro-Cap ETF

Fund Statistics
Share Price	$16.30
Net Asset Value	$16.38
Premium/Discount to NAV	-0.49%
Net Assets ($000)	$40,951

Total Returns
(Inception 9/21/06)	One Year	Three Year (Annualized)		Since Inception (Annualized)
Wilshire Micro-Cap ETF
NAV	14.67%	-7.77%		-6.90%
Market	13.71%	-7.89%		-6.99%
Sabrient Stealth Index/Wilshire
US Micro-Cap IndexSM	16.62%	-6.51	%1	-5.87	%2
S&P 500 Index	18.50%	0.54%		0.45%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.15 per share for share price returns or initial net asset value (NAV) of $25.15 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s annual operating expense ratio of 0.50% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Financial	26.7%
Consumer, Non-cyclical	26.6%
Industrial	11.0%
Consumer, Cyclical	10.1%
Technology	9.0%
Communications	8.4%
Energy	4.0%
Basic Materials	2.7%
Utilities	0.8%
Diversified	0.3%
Total Common Stocks	99.6%
Exchange Traded Fund	0.2%
Rights	0.0%*
Investments of Collateral for Securities Loaned	16.2%
Total Investments	116.0%
Liabilities in excess of Other Assets	-16.0%
Net Assets	100.0%
*Less than 0.1%

Top Ten Holdings	% of Long-Term Investments
Douglas Dynamics, Inc.	1.2%
Dynex Capital, Inc., REIT	1.0%
Main Street Capital Corp.	1.0%
Keynote Systems, Inc.	0.9%
Agree Realty Corp., REIT	0.9%
Banner Corp.	0.8%
DXP Enterprises, Inc.	0.8%
Winthrop Realty Trust, REIT	0.8%
INTL FCStone, Inc.	0.7%
Endologix, Inc.	0.7%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor’s 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

1	The benchmark return reflects the blended return of the Sabrient Stealth Index from 8/31/08 - 8/19/10 and the return of the Wilshire US Micro-Cap Index from 8/20/10 - 8/31/11.

2	The benchmark return reflects the blended return of the Sabrient Stealth Index from 9/21/06 - 8/19/10 and the return of the Wilshire US Micro-Cap Index from 8/20/10 - 8/31/11.

38 | Annual Report | August 31, 2011

Fund Summary & Performance (unaudited) continued

WREI | Wilshire US REIT ETF

Fund Statistics
Share Price	$31.63
Net Asset Value	$31.78
Premium/Discount to NAV	-0.47%
Net Assets ($000)	$12,713

Total Returns
(Inception 3/9/10)	One Year	Since Inception (Annualized)
Wilshire US REIT ETF
NAV	19.62%	19.33%
Market	19.53%	18.95%
Wilshire US REIT IndexSM	20.05%	19.70%
FTSE Nareit Equity REIT Index	18.44%	18.55%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The Fund’s annual operating expense ratio of 0.32% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expense.

Since inception returns assume a purchase of the Fund at the initial share price of $25.28 per share for share price returns or initial net asset value (NAV) of $25.28 per share for NAV returns. Returns for periods of less than one year are not annualized.

Portfolio Breakdown	% of Net Assets
Financial	99.6%
Exchange Traded Funds	0.4%
Total Long-Term Investments	100.0%
Investments of Collateral for Securities Loaned	0.9%
Total Investments	100.9%
Liabilities in excess of Other Assets	-0.9%
Net Assets	100.0%

Top Ten Holdings	% of Long-Term Investments
Simon Property Group, Inc.	10.3%
Equity Residential	5.4%
Public Storage	5.2%
Vornado Realty Trust	4.7%
Ventas, Inc.	4.6%
Boston Properties, Inc.	4.5%
HCP, Inc.	4.5%
AvalonBay Communities, Inc.	3.6%
ProLogis, Inc.	3.4%
Health Care REIT, Inc.	2.7%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the FTSE NAREIT Equity REIT Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The FTSE NAREIT Equity REIT Index is a free float-adjusted index of REITs that own, manage and lease investment-grade commercial real-estate. Specifically, a company is classified as an Equity REIT if 75 percent or more of its gross invested book assets is invested in real property. It is not possible to invest directly in the FTSE NAREIT Equity REIT Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Annual Report | August 31, 2011 | 39

Overview of Fund Expenses | As of August 31, 2011 (unaudited)

As a shareholder of Guggenheim BRIC ETF; Guggenheim Defensive Equity ETF; Guggenheim Insider Sentiment ETF; Guggenheim International Small Cap LDRs ETF; Guggenheim Mid-Cap Core ETF; Guggenheim Multi-Asset Income ETF; Guggenheim Ocean Tomo Growth Index ETF; Guggenheim Ocean Tomo Patent ETF; Guggenheim Raymond James SB-1 Equity ETF; Guggenheim Sector Rotation ETF; Guggenheim Spin-Off ETF; Wilshire 4500 Completion ETF; Wilshire 5000 Total Market ETF; Wilshire Micro-Cap ETF and Wilshire US REIT ETF, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended August 31, 2011.

Actual Expense
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio for the Period Ended	Expenses Paid During Period1
	3/1/11	8/31/11	8/31/11	3/1/11 - 8/31/11
Guggenheim BRIC ETF2
Actual	$1,000.00	$906.58	0.64%	$3.08
Hypothetical	1,000.00	1,021.98	0.64%	3.26
(5% annual return before expenses)
Guggenheim Defensive Equity ETF2
Actual	1,000.00	1,006.27	0.65%	3.29
Hypothetical	1,000.00	1,021.93	0.65%	3.31
(5% annual return before expenses)
Guggenheim Insider Sentiment ETF2
Actual	1,000.00	929.00	0.65%	3.16
Hypothetical	1,000.00	1,021.93	0.65%	3.31
(5% annual return before expenses)
Guggenheim International Small Cap LDRs ETF
Actual	1,000.00	859.30	0.45%	2.11
Hypothetical	1,000.00	1,022.94	0.45%	2.29
(5% annual return before expenses)
Guggenheim Mid-Cap Core ETF2
Actual	1,000.00	932.18	0.65%	3.17
Hypothetical	1,000.00	1,021.93	0.65%	3.31
(5% annual return before expenses)
Guggenheim Multi-Asset Income ETF2
Actual	1,000.00	987.07	0.65%	3.26
Hypothetical	1,000.00	1,021.93	0.65%	3.31
(5% annual return before expenses)

40 | Annual Report | August 31, 2011

Overview of Fund Expenses (unaudited) continued

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio for the Period Ended	Expenses Paid During Period1
	3/1/11	8/31/11	8/31/11	3/1/11 - 8/31/11
Guggenheim Ocean Tomo Growth Index ETF2
Actual	$1,000.00	$992.78	0.65%	$3.26
Hypothetical	1,000.00	1,021.93	0.65%	3.31
(5% annual return before expenses)
Guggenheim Ocean Tomo Patent ETF2
Actual	1,000.00	882.94	0.65%	3.08
Hypothetical	1,000.00	1,021.93	0.65%	3.31
(5% annual return before expenses)
Guggenheim Raymond James SB-1 Equity ETF
Actual	1,000.00	883.42	0.75%	3.56
Hypothetical	1,000.00	1,021.42	0.75%	3.82
(5% annual return before expenses)
Guggenheim Sector Rotation ETF2
Actual	1,000.00	899.82	0.65%	3.11
Hypothetical	1,000.00	1,021.93	0.65%	3.31
(5% annual return before expenses)
Guggenheim Spin-Off ETF2
Actual	1,000.00	936.39	0.65%	3.17
Hypothetical	1,000.00	1,021.93	0.65%	3.31
(5% annual return before expenses)
Wilshire 4500 Completion ETF
Actual	1,000.00	899.92	0.18%	0.86
Hypothetical	1,000.00	1,024.30	0.18%	0.92
(5% annual return before expenses)
Wilshire 5000 Total Market ETF
Actual	1,000.00	921.42	0.12%	0.58
Hypothetical	1,000.00	1,024.60	0.12%	0.61
(5% annual return before expenses)
Wilshire Micro-Cap ETF
Actual	1,000.00	811.29	0.50%	2.28
Hypothetical	1,000.00	1,022.68	0.50%	2.55
(5% annual return before expenses)
Wilshire US REIT ETF
Actual	1,000.00	980.67	0.32%	1.60
Hypothetical	1,000.00	1,023.59	0.32%	1.63
(5% annual return before expenses)

1
Actual and hypothetical expenses are calculated using the annualized expense ratio. This represents the ongoing expenses of the Fund as a percentage of average net assets for the six months ended August 31, 2011. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value over the period; then multiplying that result by 184/365.

2	The expense ratios reflect an expense waiver. Please see the Notes to Financial Statements for more information.

Assumes all dividends and distributions were reinvested.

Premium/Discount Information
Information about the differences between the daily market price on secondary markets for Shares and the NAV of each Fund can be found at www.guggenheimfunds.com.

Annual Report | August 31, 2011 | 41

Portfolio of Investments | August 31, 2011

EEB | Guggenheim BRIC ETF

Number of Shares	Description	Value

	Long-Term Investments - 99.2%
	Common Stocks - 63.4%
	Basic Materials - 7.7%
126,337	Aluminum Corp. of China Ltd., ADR (China)(a)	$2,142,675
591,470	Cia Siderurgica Nacional SA, ADR (Brazil)	5,944,273
193,352	Fibria Celulose SA, ADR (Brazil)	1,914,185
60,196	Mechel, ADR (Russia)	1,135,297
22,928	Sinopec Shanghai Petrochemical Co. Ltd., ADR (China)(a)	926,979
305,973	Sterlite Industries India Ltd., ADR (India)(a)	3,546,227
932,040	Vale SA, ADR (Brazil)	26,320,810
		41,930,446

	Communications - 18.4%
115,363	Baidu, Inc., ADR (China)(b)	16,817,618
745,629	China Mobile Ltd., ADR (China)(a)	38,153,836
104,202	China Telecom Corp. Ltd., ADR (China)(a)	6,870,038
326,576	China Unicom Hong Kong Ltd., ADR (China)(a)	6,907,083
123,422	Ctrip.com International Ltd., ADR (China)(b)	5,149,166
21,351	E-Commerce China Dangdang, Inc., ADR (China)(a) (b)	168,032
88,544	Focus Media Holding Ltd., ADR (China)(a) (b)	2,776,740
101,779	Giant Interactive Group, Inc., ADR (China)(a)	830,517
390,596	Mobile Telesystems OJSC, ADR (Russia)	6,612,790
62,784	NetEase.com, Inc., ADR (China)(b)	3,174,359
46,030	Perfect World Co. Ltd., ADR (China)(b)	988,264
11,820	Qihoo 360 Technology Co., ADR (China)(a) (b)	281,316
66,448	Renren, Inc., ADR (China)(a) (b)	487,728
29,058	Shanda Interactive Entertainment Ltd., ADR (China)(a) (b)	992,040
11,564	Soufun Holdings Ltd., ADR (China)(a)	212,199
37,030	Tata Communications Ltd., ADR (India)(a) (b)	325,124
173,135	Tim Participacoes SA, ADR (Brazil)(a)	5,391,424
250,086	VimpelCom Ltd., ADR (Russia)	2,858,483
73,571	Youku.Com, Inc., ADR (China)(a) (b)	1,844,425
		100,841,182

	Consumer, Cyclical - 2.1%
18,310	7 Days Group Holdings Ltd., ADR (China)(b)	343,862
49,733	China Eastern Airlines Corp. Ltd., ADR (China)(a) (b)	1,206,523
16,004	China Lodging Group, ADR (China)(a) (b)	265,826
34,348	China Southern Airlines Co. Ltd., ADR (China)(a) (b)	1,145,849
22,057	Home Inns & Hotels Management, Inc., ADR (China)(a) (b)	843,460
214,671	Melco Crown Entertainment Ltd., ADR (China)(b)	2,790,723
291,853	Tata Motors Ltd., ADR (India)	4,853,515
		11,449,758

	Consumer, Non-cyclical - 4.0%
18,651	3SBio, Inc., ADR (China)(b)	262,233
9,897	51job, Inc., ADR (China)(a) (b)	552,253
584,485	BRF - Brasil Foods SA, ADR (Brazil)	11,572,803
109,628	Dr Reddy’s Laboratories Ltd., ADR (India)(a)	3,601,280
73,831	Mindray Medical International Ltd., ADR (China)(a)	1,923,298
105,737	New Oriental Education & Technology Group, ADR (China)(b)	3,224,978
75,643	WuXi PharmaTech Cayman, Inc., ADR (China)(b)	1,037,065
		22,173,910

	Energy - 17.0%
123,182	China Petroleum & Chemical Corp., ADR (China)(a)	12,135,891
109,609	CNOOC Ltd., ADR (China)	22,271,453
162,360	JA Solar Holdings Co. Ltd., ADR (China)(a) (b)	594,238
12,367	JinkoSolar Holding Co. Ltd., ADR (China)(a) (b)	202,942
70,683	LDK Solar Co. Ltd., ADR (China)(a) (b)	403,600
128,032	PetroChina Co. Ltd., ADR (China)(a)	16,452,112
1,177,794	Petroleo Brasileiro SA, ADR (Brazil)	34,214,916
64,053	Renesola Ltd., ADR (China)(a) (b)	222,264
87,273	Trina Solar Ltd., ADR (China)(a) (b)	1,385,895
166,320	Yanzhou Coal Mining Co. Ltd., ADR (China)	4,833,259
		92,716,570

	Financial - 8.0%
485,026	Banco Santander Brasil SA, ADR (Brazil)	4,665,950
246,485	China Life Insurance Co. Ltd., ADR (China)(a)	9,356,571
33,573	CNinsure, Inc., ADR (China)(a) (b)	369,974
64,024	E-House China Holdings Ltd., ADR (China)(a)	434,723
233,699	Gafisa SA, ADR (Brazil)(a)	2,201,444
422,974	HDFC Bank Ltd., ADR (India)	14,110,413
315,427	ICICI Bank Ltd., ADR (India)	12,415,207
		43,554,282

	Industrial - 0.9%
52,862	China Digital TV Holding Co. Ltd., ADR (China)(a)	270,125
68,484	China Ming Yang Wind Power Group Ltd., ADR (China)(a) (b)	243,118
108,889	Embraer SA, ADR (Brazil)	2,775,580
31,191	Guangshen Railway Co. Ltd., ADR (China)(a)	572,043
114,552	Suntech Power Holdings Co. Ltd., ADR (China)(a) (b)	601,398
100,373	Yingli Green Energy Holding Co. Ltd., ADR (China)(a) (b)	640,380
		5,102,644

	Technology - 4.0%
9,468	Changyou.com Ltd., ADR (China)(a) (b)	388,756
29,415	Hisoft Technology International Ltd., ADR (China)(a) (b)	322,682
273,245	Infosys Technologies Ltd., ADR (India)(a)	14,104,907
20,685	Patni Computer Systems Ltd., ADR (India)(b)	265,182
442,490	Semiconductor Manufacturing International Corp., ADR (China)(b)	1,177,023
74,836	Shanda Games Ltd., ADR (China)(b)	421,327

See notes to financial statements.

42 | Annual Report | August 31, 2011

Portfolio of Investments continued

EEB | Guggenheim BRIC ETF (continued)

Number of Shares	Description	Value

	Technology (continued)
40,194	Spreadtrum Communications, Inc., ADR (China)(a)	$710,228
51,816	VanceInfo Technologies, Inc., ADR (China)(a) (b)	705,734
366,000	Wipro Ltd., ADR (India)	3,652,680
		21,748,519

	Utilities - 1.3%
175,392	Centrais Eletricas Brasileiras SA, ADR (Brazil)(b)	1,829,339
46,640	Cia de Saneamento Basico do Estado de Sao Paulo, ADR (Brazil)	2,689,262
52,854	CPFL Energia SA, ADR (Brazil)	1,396,931
61,768	Huaneng Power International, Inc., ADR (China)(a)	1,208,182
		7,123,714

	Total Common Stocks - 63.4%
	(Cost $432,888,067)	346,641,025

	Preferred Stocks - 35.8%
	Basic Materials - 9.6%
91,891	Braskem SA, ADR (Brazil)(a)	2,186,087
677,565	Gerdau SA, ADR (Brazil)	5,847,386
95,936	Mechel, ADR (Russia)(a)	642,771
362,713	Ultrapar Participacoes SA, ADR (Brazil)(a)	6,434,529
1,451,591	Vale SA, ADR (Brazil)	37,494,595
		52,605,368

	Communications - 2.2%
78,667	Brasil Telecom SA, ADR (Brazil)	1,786,528
196,831	Tele Norte Leste Participacoes SA, ADR (Brazil)	2,578,486
236,712	Telecomunicacoes de Sao Paulo SA, ADR (Brazil)	7,520,340
		11,885,354

	Consumer, Cyclical - 0.4%
104,808	GOL Linhas Aereas Inteligentes SA, ADR (Brazil)	815,406
73,318	TAM SA, ADR (Brazil)(a)	1,535,279
		2,350,685

	Consumer, Non-cyclical - 5.7%
108,152	Cia Brasileira de Distribuicao Grupo PAO de Acucar SA, ADR (Brazil)(a)	4,483,982
745,194	Cia de Bebidas das Americas SA, ADR (Brazil)	26,558,714
		31,042,696

	Energy - 7.4%
1,520,930	Petroleo Brasileiro SA, ADR (Brazil)	40,532,785

	Financial - 8.6%
1,291,623	Banco Bradesco SA, ADR (Brazil)	23,055,470
1,318,192	Itau Unibanco Holding SA, ADR (Brazil)	23,938,367
		46,993,837

	Utilities - 1.9%
185,584	Centrais Eletricas Brasileiras SA, ADR (Brazil)	2,499,817
296,905	Cia Energetica de Minas Gerais SA, ADR (Brazil)	5,617,443
89,660	Cia Paranaense de Energia SA, ADR (Brazil)	1,974,313
		10,091,573

	Total Preferred Stocks - 35.8%
	(Cost $219,395,788)	195,502,298

	Total Long-Term Investments - 99.2%
	(Cost $652,283,855)	542,143,323

	Investments of Collateral for Securities Loaned - 13.1%
71,491,952	BNY Mellon Securities Lending Overnight Fund, 0.093%(c) (d)
	(Cost $71,491,952)	71,491,952

	Total Investments - 112.3%
	(Cost $723,775,807)	613,635,275
	Liabilities in excess of Other Assets - (12.3%)	(67,197,940)

	Net Assets - 100.0%	$546,437,335

ADR - American Depositary Receipt

OJSC - Open Joint Stock Company

SA - Corporation

(a)	Security, or portion thereof, was on loan at August 31, 2011.

(b)	Non-income producing security.

(c)
At August 31, 2011, the total market value of the Fund’s securities on loan was $70,188,504 and the total market value of the collateral held by the Fund was $71,963,451, consisting of cash collateral of $71,491,952 and U.S. Government and Agency securities valued at $471,499.

(d)	Interest rate shown reflects yield as of August 31, 2011.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

Annual Report l August 31, 2011 | 43

Portfolio of Investments continued

DEF | Guggenheim Defensive Equity ETF

Number of Shares	Description	Value

	Long-Term Investments - 99.8%
	Common Stocks - 77.1%
	Communications - 7.1%
8,918	AT&T, Inc.	$253,985
6,967	BCE, Inc. (Canada)(a)	279,586
38,537	Frontier Communications Corp.	288,642
7,074	Rogers Communications, Inc., Class B (Canada)	275,108
11,855	Shaw Communications, Inc., Class B (Canada)	270,531
7,350	Verizon Communications, Inc.	265,849
22,376	Windstream Corp.	284,175
		1,917,876

	Consumer, Cyclical - 5.1%
825	Chipotle Mexican Grill, Inc.(b)	258,530
5,410	Darden Restaurants, Inc.	260,221
8,443	Dollar General Corp.(b)	309,014
11,730	GameStop Corp., Class A(a) (b)	280,699
3,046	McDonald’s Corp.	275,541
		1,384,005

	Consumer, Non-cyclical - 21.8%
5,265	Abbott Laboratories	276,465
9,443	Bristol-Myers Squibb Co.	280,929
8,030	Campbell Soup Co.	255,916
3,899	Coca-Cola Co.	274,685
10,641	ConAgra Foods, Inc.	259,853
2,814	CR Bard, Inc.	268,062
7,016	Dr Pepper Snapple Group, Inc.	269,976
7,161	ELI Lilly & Co.	268,609
12,346	Flowers Foods, Inc.	235,191
4,664	Hershey Co.	273,544
5,114	HJ Heinz Co.	269,201
9,415	Hormel Foods Corp.	259,948
8,423	Iron Mountain, Inc.	274,084
4,894	Kellogg Co.	265,842
4,071	Kimberly-Clark Corp.	281,550
7,599	Kraft Foods, Inc., Class A	266,117
10,820	Kroger Co.	254,919
2,481	Lorillard, Inc.	276,433
4,308	Procter & Gamble Co.	274,334
3,399	Ralcorp Holdings, Inc.(b)	294,251
15,862	RR Donnelley & Sons Co.(a)	241,896
13,375	Safeway, Inc.	245,164
		5,866,969

	Energy - 2.9%
9,210	Enerplus Corp. (Canada)(a)	269,116
3,982	Oneok, Inc.	282,324
12,794	Penn West Petroleum Ltd. (Canada)	239,631
		791,071

	Financial - 15.7%
4,001	ACE Ltd. (Switzerland)	258,385
14,708	Annaly Capital Management, Inc., REIT	266,656
7,844	Arch Capital Group Ltd. (Bermuda)(b)	264,186
8,538	Axis Capital Holdings Ltd. (Bermuda)	244,699
10,835	BB&T Corp.	241,512
85,837	Chimera Investment Corp., REIT	260,086
6,566	Commerce Bancshares, Inc.	259,817
4,550	Digital Realty Trust, Inc., REIT(a)	271,862
3,692	Erie Indemnity Co., Class A	271,473
3,211	Everest RE Group Ltd. (Bermuda)	259,128
7,912	HCP, Inc., REIT	294,959
35,304	MFA Financial, Inc., REIT	264,427
4,077	PartnerRe Ltd. (Bermuda)	232,348
8,394	Realty Income Corp., REIT	291,104
11,999	Senior Housing Properties Trust, REIT	285,456
10,086	Validus Holdings Ltd. (Bermuda)	260,421
		4,226,519

	Industrial - 3.1%
8,515	Garmin Ltd. (Switzerland)(a)	285,508
12,351	Progressive Waste Solutions Ltd. (Canada)	276,168
8,535	Waste Management, Inc.	281,997
		843,673

	Utilities - 21.4%
6,914	Alliant Energy Corp.	280,501
9,509	Ameren Corp.	287,742
8,023	Atmos Energy Corp.	269,091
13,912	CenterPoint Energy, Inc.	278,379
14,274	CMS Energy Corp.	281,198
4,960	Consolidated Edison, Inc.	278,801
5,443	DTE Energy Co.	275,198
14,244	Duke Energy Corp.	269,354
7,322	Edison International	272,305
4,104	Entergy Corp.	267,622
6,122	Exelon Corp.	263,981
6,215	FirstEnergy Corp.	275,014
13,587	Great Plains Energy, Inc.	265,626
5,417	Integrys Energy Group, Inc.	271,229

See notes to financial statements.

44 | Annual Report l August 31, 2011

Portfolio of Investments continued

DEF | Guggenheim Defensive Equity ETF (continued)

Number of Shares	Description	Value

	Utilities (continued)
4,890	NextEra Energy, Inc.	$277,361
13,035	NiSource, Inc.	278,428
6,314	PG&E Corp.	267,398
6,997	SCANA Corp.	281,419
6,534	Southern Co.	270,246
10,361	Westar Energy, Inc.	276,121
11,252	Xcel Energy, Inc.	277,587
		5,764,601

	Total Common Stocks - 77.1%
	(Cost $19,720,920)	20,794,714

	Exchange Traded Fund - 0.3%
1,265	iShares S&P 500 Value Index Fund	$70,954
	(Cost $66,735)

	Master Limited Partnerships - 22.4%
	Basic Materials - 1.2%
1,695	Terra Nitrogen Co., LP	310,829

	Consumer, Cyclical - 1.9%
6,170	Amerigas Partners, LP(a)	267,161
8,893	Inergy, LP(a)	252,205
		519,366

	Energy - 19.3%
5,496	Alliance Holdings GP, LP	261,060
3,596	Alliance Resource Partners, LP(a)	258,445
9,326	Boardwalk Pipeline Partners, LP	234,083
4,162	Buckeye Partners, LP, Class B(a)	262,123
7,513	El Paso Pipeline Partners, LP	276,403
9,164	Enbridge Energy Partners, LP	261,174
6,806	Energy Transfer Equity, LP(a)	260,261
5,747	Energy Transfer Partners, LP(a)	258,960
6,314	Enterprise Products Partners, LP	266,135
3,828	Kinder Morgan Energy Partners, LP(a)	268,573
7,113	Linn Energy, LLC(a)	269,227
4,466	Magellan Midstream Partners, LP	267,826
4,256	NuStar Energy, LP	251,955
6,153	ONEOK Partners, LP	267,409
4,187	Plains All American Pipeline, LP	253,858
9,028	Spectra Energy Partners, LP	262,263
3,096	Sunoco Logistics Partners, LP(a)	265,482
7,555	Targa Resources Partners, LP	259,137
5,945	TC PipeLines, LP	259,202
4,651	Williams Partners, LP(a)	251,991
		5,215,567

	Total Master Limited Partnerships - 22.4%
	(Cost $5,457,372)	6,045,762

	Total Long-Term Investments - 99.8%
	(Cost $25,245,027)	26,911,430

	Investments of Collateral for Securities Loaned - 10.2%
2,739,767	BNY Mellon Securities Lending Overnight Fund, 0.093%(c) (d)	2,739,767
	(Cost $2,739,767)

	Total Investments - 110.0%
	(Cost $27,984,794)	29,651,197
	Liabilities in excess of Other Assets - (10.0%)	(2,689,011)

	Net Assets - 100.0%	$26,962,186

LLC - Limited Liability Company

LP - Limited Partnership

REIT - Real Estate Investment Trust

S&P - Standard & Poor’s

(a)	Security, or portion thereof, was on loan at August 31, 2011.

(b)	Non-income producing security.

(c)
At August 31, 2011, the total market value of the Fund’s securities on loan was $2,928,450 and the total market value of the collateral held by the Fund was $2,997,081, consisting of cash collateral of $2,739,767 and U.S. Government and Agency securities valued at $257,314.

(d)	Interest rate shown reflects yield as of August 31, 2011.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

Annual Report | August 31, 2011 | 45

Portfolio of Investments continued

NFO | Guggenheim Insider Sentiment ETF

Number of Shares	Description	Value

	Long-Term Investments - 99.9%
	Common Stocks - 95.8%
	Basic Materials - 7.2%
14,110	CF Industries Holdings, Inc.	$2,579,590
24,456	Cliffs Natural Resources, Inc.	2,026,179
20,844	Eastman Chemical Co.	1,724,424
121,428	Huntsman Corp.	1,591,921
77,240	Kronos Worldwide, Inc.	1,690,784
32,906	Stepan Co.	2,489,339
40,783	Westlake Chemical Corp.	1,873,979
		13,976,216

	Communications - 6.8%
79,464	CBS Corp., Class B	1,990,573
73,068	DISH Network Corp., Class A(a)	1,816,471
45,938	Motorola Solutions, Inc.	1,933,530
27,998	Time Warner Cable, Inc.	1,833,869
60,192	Time Warner, Inc.	1,905,679
128,026	ValueClick, Inc.(a)	1,958,798
4,990	Washington Post Co., Class B	1,775,242
		13,214,162

	Consumer, Cyclical - 20.6%
31,639	Abercrombie & Fitch Co., Class A	2,012,557
211,825	American Axle & Manufacturing Holdings, Inc.(a)	1,980,564
80,999	Cato Corp., Class A	2,055,755
35,798	Coach, Inc.	2,012,563
55,908	CVS Caremark Corp.	2,007,656
41,468	Dillard’s, Inc., Class A	1,919,139
67,085	Fastenal Co.(b)	2,246,006
95,234	Foot Locker, Inc.	1,987,534
20,477	Fossil, Inc.(a)	1,978,283
68,287	JC Penney Co., Inc.	1,818,483
43,400	Lear Corp.	2,073,652
120,659	Lithia Motors, Inc.	2,276,835
75,379	Macy’s, Inc.	1,956,085
59,239	Red Robin Gourmet Burgers, Inc.(a)	1,848,257
198,962	Saks, Inc.(a)	1,925,952
149,152	Select Comfort Corp.(a)	2,368,534
189,267	Southwest Airlines Co.	1,631,481
40,767	TRW Automotive Holdings Corp.(a)	1,699,576
22,851	VF Corp.	2,674,938
41,224	WESCO International, Inc.(a)	1,776,342
		40,250,192

	Consumer, Non-cyclical - 13.9%
31,914	AMERIGROUP Corp.(a)	1,578,786
84,423	Bridgepoint Education, Inc.(a) (b)	1,864,060
38,712	Corn Products International, Inc.	1,810,173
35,682	DeVry, Inc.	1,576,431
52,770	Dr Pepper Snapple Group, Inc.	2,030,590
131,149	Euronet Worldwide, Inc.(a)	2,133,794
50,206	Healthspring, Inc.(a)	1,960,042
72,689	Hormel Foods Corp.	2,006,943
26,987	Humana, Inc.	2,095,271
41,437	Life Technologies Corp.(a)	1,740,354
21,087	Lorillard, Inc.	2,349,513
119,017	Tyson Foods, Inc., Class A	2,079,227
45,342	VistaPrint NV (Netherlands)(a)	1,334,415
38,521	Whole Foods Market, Inc.	2,543,542
		27,103,141

	Energy - 9.3%
195,988	ALON USA Energy, Inc.	1,820,728
24,040	Concho Resources, Inc.(a)	2,090,278
18,333	First Solar, Inc.(a)	1,832,933
37,274	Hollyfrontier Corp.	2,674,782
126,406	Key Energy Services, Inc.(a)	1,818,983
20,461	Occidental Petroleum Corp.	1,774,787
70,632	Stone Energy Corp.(a)	1,865,391
97,538	Tesoro Corp.(a)	2,346,764
88,897	W&T Offshore, Inc.	1,877,505
		18,102,151

	Financial - 13.0%
139,897	Assured Guaranty Ltd. (Bermuda)	1,887,211
349,511	Boston Private Financial Holdings, Inc.	2,177,454
32,624	Chubb Corp.	2,019,099
24,695	Everest RE Group Ltd. (Bermuda)	1,992,886
199,720	Fulton Financial Corp.	1,831,432
79,314	Lincoln National Corp.	1,645,766
24,668	M&T Bank Corp.	1,876,495
97,266	MarketAxess Holdings, Inc.	2,867,402
50,850	MetLife, Inc.	1,708,560
782,487	Popular, Inc. (Puerto Rico)(a)	1,627,573
30,547	ProAssurance Corp.(a)	2,216,490
342,099	Regions Financial Corp.	1,553,129
35,033	Reinsurance Group of America, Inc.	1,869,711
		25,273,208

See notes to financial statements.

46 | Annual Report | August 31, 2011

Portfolio of Investments continued

NFO | Guggenheim Insider Sentiment ETF (continued)

Number of Shares	Description	Value

	Industrial - 9.0%
44,571	AGCO Corp.(a)	$1,909,422
21,390	Caterpillar, Inc.	1,946,490
65,615	EnerSys(a)	1,474,369
62,413	FLIR Systems, Inc.	1,614,624
29,787	General Dynamics Corp.	1,908,751
42,824	Itron, Inc.(a)	1,705,252
54,769	Kennametal, Inc.	2,018,785
26,441	L-3 Communications Holdings, Inc.	1,793,229
98,315	SunPower Corp., Class A(a) (b)	1,386,241
153,406	TTM Technologies, Inc.(a)	1,713,545
		17,470,708

	Technology - 10.3%
34,771	CACI International, Inc., Class A(a)	1,914,491
205,193	Cadence Design Systems, Inc.(a)	1,895,983
134,083	Dell, Inc.(a)	1,993,144
92,300	Electronic Arts, Inc.(a)	2,084,134
80,625	International Rectifier Corp.(a)	1,837,444
190,816	Micrel, Inc.	1,929,150
312,529	MIPS Technologies, Inc.(a)	1,750,162
61,879	Novellus Systems, Inc.(a)	1,730,756
85,911	Skyworks Solutions, Inc.(a)	1,772,344
110,431	SYKES Enterprises, Inc.(a)	1,728,245
40,563	Veeco Instruments, Inc.(a)	1,474,871
		20,110,724

	Utilities - 5.7%
69,508	El Paso Electric Co.	2,404,282
102,396	Great Plains Energy, Inc.	2,001,842
107,763	NiSource, Inc.	2,301,818
65,534	NorthWestern Corp.	2,222,258
42,868	OGE Energy Corp.	2,145,543
		11,075,743

	Total Common Stocks - 95.8%
	(Cost $195,335,525)	186,576,245

	Master Limited Partnerships - 4.1%
	Diversified - 1.0%
138,056	Compass Diversified Holdings	1,894,128

	Energy - 2.2%
193,278	Eagle Rock Energy Partners, LP	2,052,613
45,402	MarkWest Energy Partners, LP	2,181,566
		4,234,179

	Financial - 0.9%
213,117	KKR Financial Holdings, LLC	1,843,462

	Total Master Limited Partnerships - 4.1%
	(Cost $8,201,656)	7,971,769

	Total Long-Term Investments - 99.9%
	(Cost $203,537,181)	194,548,014

	Investments of Collateral for Securities Loaned - 2.3%
4,549,005	BNY Mellon Securities Lending Overnight Fund, 0.093%(c) (d)	4,549,005
	(Cost $4,549,005)

	Total Investments - 102.2%
	(Cost $208,086,186)	199,097,019
	Liabilities in excess of Other Assets - (2.2%)	(4,333,116)

	Net Assets - 100.0%	$194,763,903

LLC - Limited Liability Company

LP - Limited Partnership

NV - Publicly Traded Company

(a)	Non-income producing security.

(b)	Security, or portion thereof, was on loan at August 31, 2011.

(c)	At August 31, 2011, the total market value of the Fund’s securities on loan was $4,443,075 and the total market value of the collateral held by the Fund was $4,549,005.

(d)	Interest rate shown reflects yield as of August 31, 2011.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

Annual Report | August 31, 2011 | 47

Portfolio of Investments continued

XGC | Guggenheim International Small Cap LDRs ETF

Number of Shares	Description	Value

	Long-Term Investments - 99.7%
	Common Stocks - 86.0%
	Argentina - 8.0%
4,018	Banco Macro SA, ADR	$108,807
4,167	BBVA Banco Frances SA, ADR	33,128
3,617	Cresud SACIF y A, ADR	51,108
9,834	Grupo Financiero Galicia SA, ADR(a)	117,025
5,186	Pampa Energia SA, ADR	64,566
3,635	Petrobras Argentina SA, ADR	62,304
9,265	Telecom Argentina SA, ADR	214,299
		651,237

	Australia - 0.3%
9,830	Samson Oil & Gas Ltd., ADR(b)	25,460

	Brazil - 2.4%
7,412	CPFL Energia SA, ADR	195,899

	British Virgin Islands - 0.4%
1,518	Camelot Information Systems, Inc., ADR(a) (b)	8,971
7,257	Renesola Ltd., ADR(a) (b)	25,182
		34,153

	Cayman Islands - 32.1%
2,018	3SBio, Inc., ADR(b)	28,373
1,105	51job, Inc., ADR(a) (b)	61,659
2,139	7 Days Group Holdings Ltd., ADR(b)	40,170
1,106	Changyou.com Ltd., ADR(a) (b)	45,412
6,175	China Digital TV Holding Co. Ltd., ADR(a)	31,554
1,854	China Lodging Group Ltd., ADR(a) (b)	30,795
2,702	China Medical Technologies, Inc., ADR(a) (b)	16,212
7,543	China Ming Yang Wind Power Group Ltd., ADR(a) (b)	26,778
3,604	CNinsure, Inc., ADR(a) (b)	39,716
2,388	E-Commerce China Dangdang, Inc., ADR(a) (b)	18,794
6,009	E-House China Holdings Ltd., ADR	40,801
10,839	Focus Media Holding Ltd., ADR(a) (b)	339,911
12,197	Giant Interactive Group, Inc., ADR(a)	99,528
3,738	Hanwha SolarOne Co. Ltd., ADR(a) (b)	14,653
3,183	hiSoft Technology International Ltd., ADR(a) (b)	34,918
2,681	Home Inns & Hotels Management, Inc., ADR(b)	102,521
15,053	JA Solar Holdings Co. Ltd., ADR(a) (b)	55,094
1,432	JinkoSolar Holding Co. Ltd., ADR(a) (b)	23,499
8,527	LDK Solar Co. Ltd., ADR(a) (b)	48,689
20,319	Melco Crown Entertainment Ltd., ADR(b)	264,147
3,815	O2Micro International Ltd., ADR(b)	17,664
4,471	Perfect World Co. Ltd., ADR(b)	95,992
1,359	Qihoo 360 Technology Co., ADR(a) (b)	32,344
6,156	Renren, Inc., ADR(a) (b)	45,185
41,202	Semiconductor Manufacturing International Corp., ADR(b)	109,597
9,013	Shanda Games Ltd., ADR(b)	50,743
3,316	Shanda Interactive Entertainment Ltd., ADR(b)	113,208
3,328	Silicon Motion Techonology Corp., ADR(b)	35,776
1,339	SouFun Holdings Ltd., ADR(a)	24,571
4,729	Spreadtrum Communications, Inc., ADR(a)	83,561
14,356	Suntech Power Holdings Co. Ltd., ADR(a) (b)	75,369
8,365	Trina Solar Ltd., ADR(a) (b)	132,836
4,769	VanceInfo Technologies, Inc., ADR(a) (b)	64,954
8,115	WuXi PharmaTech Cayman, Inc., ADR(b)	111,257
12,084	Yingli Green Energy Holding Co. Ltd., ADR(a) (b)	77,096
7,783	Youku.Com, Inc., ADR(b)	195,120
		2,628,497

	Chile - 3.7%
2,484	Cia Cervecerias Unidas SA, ADR	142,358
7,194	Corpbanca, ADR(a)	160,786
		303,144

	China - 7.4%
4,719	China Eastern Airlines Corp. Ltd., ADR(b)	114,483
4,039	China Southern Airlines Co. Ltd., ADR(b)	134,741
1,925	City Telecom HK Ltd., ADR	18,865
3,260	Guangshen Railway Co. Ltd., ADR(a)	59,788
8,768	Huaneng Power International, Inc., ADR	171,502
2,672	Sinopec Shanghai Petrochemical Co. Ltd., ADR(a)	108,029
		607,408

	Germany - 0.8%
3,885	Elster Group SE, ADR(b)	66,822

	India - 0.8%
2,507	Patni Computer Systems Ltd., ADR(b)	32,140
3,895	Tata Communications Ltd., ADR(b)	34,198
		66,338

	Indonesia - 1.0%
2,582	Indosat Tbk PT, ADR(a)	81,720

	Ireland - 8.2%
432,020	Governor & Co. of the Bank of Ireland, ADR(a)	535,705
6,222	ICON PLC, ADR(b)	132,591
		668,296

	Israel - 4.0%
7,300	Nice Systems Ltd., ADR(b)	227,833
9,377	Partner Communications Co. Ltd., ADR	102,397
		330,230

	Luxembourg - 1.1%
3,502	Ternium SA, ADR	88,881

See notes to financial statements.

48 | Annual Report | August 31, 2011

Portfolio of Investments continued

XGC | Guggenheim International Small Cap LDRs ETF (continued)

Number of Shares	Description	Value

	Mexico - 10.0%
3,107	Coca-Cola Femsa SAB de CV, ADR	$306,909
3,863	Desarrolladora Homex SAB de CV, ADR(b)	80,196
17,108	Empresas ICA SAB de CV, ADR(b)	102,477
2,312	Grupo Aeroportuario del Centro Norte SAB de CV, ADR	33,524
4,156	Grupo Aeroportuario del Pacifico SAB de CV, ADR	159,133
2,287	Grupo Aeroportuario del Sureste SAB de CV, ADR	131,503
		813,742

	Netherlands - 2.8%
4,837	ASM International NV(a)	128,277
2,995	CNH Global NV(b)	99,195
		227,472

	Russia - 1.5%
6,684	Mechel, ADR	126,060

	Spain - 1.5%
10,631	Promotora de Informaciones SA, Class B, ADR	70,165
8,217	Promotora de Informaciones SA, ADR(a) (b)	49,877
		120,042

	Total Common Stocks - 86.0%
	(Cost $8,047,925)	7,035,401

	Preferred Stocks - 13.7%
	Brazil - 11.8%
10,010	Brasil Telecom SA, ADR	227,327
9,355	Braskem SA, ADR(a)	222,555
11,501	Cia Paranaense de Energia, ADR	253,252
10,418	GOL Linhas Aereas Inteligentes SA, ADR	81,052
8,852	TAM SA, ADR	185,361
		969,547

	Chile - 1.0%
2,986	Embotelladora Andina SA, Class B, ADR	81,787

	Russia - 0.9%
10,823	Mechel, ADR	72,514

	Total Preferred Stocks - 13.7%
	(Cost $1,221,287)	1,123,848

	Total Long-Term Investments - 99.7%
	(Cost $9,269,212)	8,159,249

	Investments of Collateral for Securities Loaned - 31.1%
2,546,197	BNY Mellon Securities Lending Overnight Fund, 0.093%(c) (d)
	(Cost $2,546,197)	2,546,197

	Total Investments - 130.8%
	(Cost $11,815,409)	10,705,446
	Liabilities in excess of Other Assets - (30.8%)	(2,522,983)

	Net Assets - 100.0%	$8,182,463

ADR - American Depositary Receipt

NV - Publicly Traded Company

PLC - Public Limited Company

PT - Limited Liability Company

SA - Corporation

SE - Stock Corporation

SAB de CV - Publicly Traded Company

(a)	Security, or portion thereof, was on loan at August 31, 2011.

(b)	Non-income producing security.

(c)
At August 31, 2011, the total market value of the Fund’s securities on loan was $2,433,946 and the total market value of the collateral held by the Fund was $2,633,227, consisting of cash collateral of $2,546,197 and U.S. Government and Agency securities valued at $87,030.

(d)	Interest rate shown reflects yield as of August 31, 2011.

See notes to financial statements.

Annual Report | August 31, 2011 | 49

Portfolio of Investments continued

CZA | Guggenheim Mid-Cap Core ETF
Number of Shares	Description	Value

	Long-Term Investments - 99.9%
	Common Stocks - 85.1%
	Basic Materials - 4.7%
3,488	Albemarle Corp.	$176,876
5,775	Celanese Corp., Series A	271,483
2,691	Eastman Chemical Co.	222,626
2,690	FMC Corp.	204,252
		875,237

	Communications - 2.7%
7,027	Amdocs Ltd. (Channel Islands)(a)	193,032
4,036	Cellcom Israel Ltd. (Israel)	89,639
5,108	Scripps Networks Interactive, Inc., Class A	218,878
		501,549

	Consumer, Cyclical - 7.9%
1,725	Copa Holdings SA, Class A (Panama)	119,232
35,825	Delta Air Lines, Inc.(a)	269,762
2,386	Fossil, Inc.(a)	230,512
3,483	GNC Holdings, Inc.- Class A (a)	84,289
13,592	Mattel, Inc.	365,217
6,115	Tim Hortons, Inc. (Canada)	292,419
2,468	WABCO Holdings, Inc.(a)	115,132
		1,476,563

	Consumer, Non-cyclical - 25.4%
10,978	AmerisourceBergen Corp.	434,509
1,107	Bio-Rad Laboratories, Inc., Class A(a)	111,076
12,842	Coca-Cola Enterprises, Inc.	354,696
15,785	ConAgra Foods, Inc.	385,470
8,694	Constellation Brands, Inc., Class A(a)	171,880
4,368	CoreLogic, Inc.(a)	49,883
5,722	Coventry Health Care, Inc.(a)	188,139
3,756	DaVita, Inc.(a)	276,366
4,852	Equifax, Inc.	156,865
6,196	Fortune Brands, Inc.	353,916
8,072	Genpact Ltd. (Bermuda)(a)	133,753
4,426	Herbalife Ltd. (Cayman Islands)	246,971
2,467	Hill-Rom Holdings, Inc.	74,750
3,248	Manpower, Inc.	130,829
6,597	Molson Coors Brewing Co., Class B	288,619
3,602	Perrigo Co.	341,254
23,699	Sara Lee Corp.	427,530
2,104	Spectrum Brands Holdings, Inc.(a)	56,345
2,802	Towers Watson & Co., Class A	165,290
3,993	Universal Health Services, Inc., Class B	166,109
5,994	Verisk Analytics, Inc., Class A(a)	208,831
		4,723,081

	Energy - 0.8%
2,834	Energen Corp.	139,149

	Financial - 12.9%
2,500	Alexandria Real Estate Equities, Inc., REIT	182,025
4,012	American Financial Group, Inc.	133,519
4,412	Arthur J Gallagher & Co.	124,463
3,736	Assurant, Inc.	131,395
5,602	Brown & Brown, Inc.	117,698
10,739	CNA Financial Corp.	262,139
4,531	HCC Insurance Holdings, Inc.	132,487
18,291	Invesco Ltd. (Bermuda)	334,725
1,670	Jones Lang LaSalle, Inc.	111,740
2,165	Mercury General Corp.	85,539
41,619	Popular, Inc. (Puerto Rico)(a)	86,568
20,510	SLM Corp.	281,602
4,762	Symetra Financial Corp.	51,049
3,799	Validus Holdings Ltd. (Bermuda)	98,090
6,694	Willis Group Holdings PLC (Ireland)	261,936
		2,394,975

	Industrial - 16.3%
5,923	AMETEK, Inc.	231,471
2,607	Aptargroup, Inc.	131,601
2,355	Carlisle Cos., Inc.	92,340
6,638	Cooper Industries PLC (Ireland)	314,509
7,906	Expeditors International of Washington, Inc.	359,723
14,127	Graphic Packaging Holding Co.(a)	59,475
1,852	Greif, Inc., Class A	103,453
2,403	Hubbell, Inc., Class B	142,089
5,552	KBR, Inc.	166,838
1,223	Mettler-Toledo International, Inc.(a)	194,787
4,472	Pall Corp.	228,653
4,373	PerkinElmer, Inc.	100,011
4,801	Progressive Waste Solutions Ltd. (Canada)	107,350
1,904	Ryder System, Inc.	89,640
1,980	Thomas & Betts Corp.(a)	86,486
3,665	Timken Co.	144,218
1,884	Wabtec Corp.	114,717
3,553	Waters Corp.(a)	283,778
2,082	Zebra Technologies Corp., Class A(a)	74,806
		3,025,945

	Technology - 5.1%
3,565	ANSYS, Inc.(a)	192,439
1,791	DST Systems, Inc.	84,034
12,426	Fidelity National Information Services, Inc.	350,164
1,484	Syntel, Inc.	67,908

See notes to financial statements.

50 | Annual Report | August 31, 2011

Portfolio of Investments continued

CZA | Guggenheim Mid-Cap Core ETF (continued)

Number
of Shares	Description	Value

	Technology (continued)
8,578	Western Digital Corp.(a)	$252,965
		947,510

	Utilities - 9.3%
30,188	AES Corp.(a)	327,842
4,404	Alliant Energy Corp.	178,670
6,987	American Water Works Co., Inc.	208,073
6,685	DTE Energy Co.	337,994
7,365	MDU Resources Group, Inc.	157,169
3,827	OGE Energy Corp.	191,541
4,329	Pinnacle West Capital Corp.	191,515
4,371	UGI Corp.	130,081
		1,722,885

	Total Common Stocks - 85.1%
	(Cost $17,031,220)	15,806,894

	Tracking Stock - 1.8%
	Communications - 1.8%
21,204	Liberty Media Corp. - Interactive, Class A(a) (b)
	(Cost $361,211)	335,447

	Exchange Traded Fund - 0.1%
231	iShares Russell Midcap Index Fund
	(Cost $22,094)	22,601

	Master Limited Partnerships - 12.9%
	Consumer, Non-cyclical - 0.3%
2,117	Teekay Offshore Partners, LP (Marshall Islands)	56,905

	Energy - 9.4%
2,195	Alliance Holdings GP, LP	104,262
1,349	Alliance Resource Partners, LP	96,953
2,582	Genesis Energy, LP	63,905
4,324	Magellan Midstream Partners, LP	259,310
2,808	MarkWest Energy Partners, LP	134,924
7,805	ONEOK Partners, LP	339,205
5,660	Plains All American Pipeline, LP	343,166
3,695	Spectra Energy Partners, LP	107,340
1,263	Sunoco Logistics Partners, LP(c)	108,302
3,205	Targa Resources Partners, LP	109,932
2,139	Western Gas Partners, LP	77,688
		1,744,987

	Financial - 3.2%
14,305	Blackstone Group, LP	196,122
8,086	KKR & Co., LP(c)	103,501
4,813	Lazard Ltd. - Class A (Bermuda)	140,395
14,480	Och-Ziff Capital Management Group, LLC - Class A	164,348
		604,366

	Total Master Limited Partnerships - 12.9%
	(Cost $2,524,134)	2,406,258

	Total Long-Term Investments - 99.9%
	(Cost $19,938,659)	18,571,200

	Investments of Collateral for Securities Loaned - 0.6%
104,182	BNY Mellon Securities Lending Overnight Fund, 0.093%(d) (e)
	(Cost $104,182)	104,182

	Total Investments - 100.5%
	(Cost $20,042,841)	18,675,382
	Liabilities in excess of Other Assets - (0.5%)	(95,049)

	Net Assets - 100.0%	$18,580,333

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SA - Corporation

(a)	Non-income producing security.

(b)	A tracking stock is a security issued by a parent company to track the performance of a subsidiary, division, or line of business.

(c)	Security, or portion thereof, was on loan at August 31, 2011.

(d)	At August 31, 2011, the total market value of the Fund’s securities on loan was $102,122 and the total market value of the collateral held by the Fund was $104,182.

(e)	Interest rate shown reflects yield as of August 31, 2011.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

Annual Report | August 31, 2011 | 51

Portfolio of Investments continued

CVY | Guggenheim Multi-Asset Income ETF

Number
of Shares	Description	Value

	Long-Term Investments - 99.7%
	Convertible Preferred Stocks - 1.9%
	Financial - 1.9%
3,925	Bank of America Corp., Series L, 7.25%(a)	$3,494,231
4,749	Wells Fargo & Co., Series L, 7.50%(a)	4,943,567
	(Cost $8,892,662)	8,437,798

	Common Stocks - 73.5%
	Basic Materials - 3.1%
87,920	EI du Pont de Nemours & Co.	4,243,898
150,098	International Paper Co.	4,075,161
91,829	MeadWestvaco Corp.	2,527,134
130,063	Olin Corp.	2,593,456
		13,439,649

	Communications - 3.1%
38,812	BCE, Inc. (Canada)	1,557,526
84,058	France Telecom SA, ADR (France)	1,537,421
49,410	Meredith Corp.(b)	1,274,778
40,844	Rogers Communications, Inc., Class B (Canada)	1,588,423
162,371	Sinclair Broadcast Group, Inc.	1,268,117
42,090	Telecom Italia SpA, ADR (Italy)	511,814
192,601	Telefonica SA, ADR (Spain)	4,015,731
29,840	TELUS Corp. (Canada)	1,561,826
		13,315,636

	Consumer, Cyclical - 2.8%
57,386	Cato Corp., Class A	1,456,457
71,816	Cinemark Holdings, Inc.	1,504,545
57,008	Genuine Parts Co.	3,136,580
57,464	McDonald’s Corp.	5,198,194
41,951	Ryanair Holdings PLC, ADR (Ireland)	1,108,345
		12,404,121

	Consumer, Non-cyclical - 15.5%
89,686	Abbott Laboratories	4,709,412
89,424	AstraZeneca PLC, ADR (United Kingdom)	4,240,486
105,145	Avon Products, Inc.	2,372,071
84,249	B&G Foods, Inc.	1,534,174
162,934	Bristol-Myers Squibb Co.	4,847,287
122,846	ConAgra Foods, Inc.	2,999,899
121,781	ELI Lilly & Co.	4,568,005
107,826	GlaxoSmithKline PLC, ADR (United Kingdom)	4,618,188
69,643	Johnson & Johnson	4,582,509
133,997	Kraft Foods, Inc., Class A	4,692,575
40,657	Lorillard, Inc.	4,530,003
127,514	Merck & Co., Inc.	4,223,264
235,245	PDL BioPharma, Inc.	1,437,347
218,461	Pfizer, Inc.	4,146,390
65,311	Philip Morris International, Inc.	4,527,359
78,536	Reynolds American, Inc.	2,950,598
304,490	SUPERVALU, Inc.(b)	2,426,785
145,479	Sysco Corp.	4,063,228
		67,469,580

	Energy - 12.2%
62,491	Chevron Corp.	6,180,985
89,540	ConocoPhillips	6,094,988
64,954	Enbridge, Inc. (Canada)	2,148,029
158,895	Enerplus Corp. (Canada)(b)	4,642,912
43,939	Oneok, Inc.	3,115,275
390,798	Pengrowth Energy Corp. (Canada)	4,513,717
539,359	Provident Energy Ltd. (Canada)	4,670,849
65,596	Royal Dutch Shell PLC, ADR (United Kingdom)	4,398,212
193,263	Seadrill Ltd. (Bermuda)	6,255,923
177,911	Statoil ASA, ADR (Norway)(b)	4,285,876
81,365	Total SA, ADR (France)	3,990,139
78,193	Ypf Sociedad Anonima, ADR (Argentina)	3,083,150
		53,380,055

	Financial - 16.0%
124,560	Aircastle Ltd. (Bermuda)	1,466,071
154,300	American Capital Agency Corp., REIT	4,399,093
258,461	Annaly Capital Management, Inc., REIT	4,685,898
253,377	Anworth Mortgage Asset Corp., REIT	1,821,781
107,576	Astoria Financial Corp.	1,098,351
32,958	Bank of Hawaii Corp.	1,370,064
50,940	Bank of Nova Scotia (Canada)	2,842,961
158,821	Brookfield Office Properties, Inc. (Canada)	2,665,016
126,186	Capstead Mortgage Corp., REIT	1,679,536
26,818	Cullen/Frost Bankers, Inc.	1,367,450
320,870	Cypress Sharpridge Investments, Inc., REIT(b)	4,283,614
195,490	Fidelity National Financial, Inc., Class A	3,321,375
220,004	First Niagara Financial Group, Inc.	2,367,243
95,892	FirstMerit Corp.	1,194,814
126,820	Hospitality Properties Trust, REIT	2,977,734
205,795	Invesco Mortgage Capital, Inc., REIT	3,630,224
52,359	Kemper Corp.	1,342,485
37,619	LTC Properties, Inc., REIT	1,015,337
35,375	M&T Bank Corp.	2,690,976
107,986	Medical Properties Trust, Inc., REIT	1,154,370
121,515	National Retail Properties, Inc., REIT(b)	3,312,499
155,615	OMEGA Healthcare Investors, Inc., REIT	2,824,412
175,409	Piedmont Office Realty Trust, Inc., Class A, REIT(b)	3,315,230

See notes to financial statements.

52 | Annual Report | August 31, 2011

Portfolio of Investments continued

CVY | Guggenheim Multi-Asset Income ETF (continued)

Number
of Shares	Description	Value

	Financial (continued)
194,044	Senior Housing Properties Trust, REIT	$4,616,307
116,868	Starwood Property Trust, Inc., REIT	2,162,058
36,262	Toronto-Dominion Bank (Canada)	2,859,259
65,520	Trustmark Corp.	1,408,680
215,714	Two Harbors Investment Corp., REIT	2,064,383
		69,937,221

	Industrial - 5.1%
238,589	General Electric Co.	3,891,387
10,183	Grupo Aeroportuario del Pacifico SAB de CV, ADR (Mexico)	389,907
60,156	Lockheed Martin Corp.	4,462,974
71,776	Northrop Grumman Corp.	3,920,405
93,016	Raytheon Co.	4,021,082
44,106	Sonoco Products Co.	1,393,308
46,311	TAL International Group, Inc.	1,352,744
80,349	Waste Management, Inc.	2,654,731
		22,086,538

	Technology - 1.7%
208,177	Intel Corp.	4,190,603
278,921	Seagate Technology PLC (Ireland)	3,229,905
		7,420,508

	Utilities - 14.0%
75,954	Alliant Energy Corp.	3,081,454
122,673	American Electric Power Co., Inc.	4,738,858
62,648	Avista Corp.	1,590,006
44,521	Cleco Corp.	1,581,831
156,671	CMS Energy Corp.	3,086,419
55,328	CPFL Energia SA, ADR (Brazil)	1,462,319
119,054	Edison International	4,427,618
68,765	Entergy Corp.	4,484,166
39,670	IDACORP, Inc.	1,515,394
79,590	National Grid PLC, ADR (United Kingdom)	4,036,805
53,911	NextEra Energy, Inc.	3,057,832
88,649	Northeast Utilities	3,076,120
47,229	NorthWestern Corp.	1,601,535
61,173	OGE Energy Corp.	3,061,709
60,149	Portland General Electric Co.	1,450,794
166,230	PPL Corp.	4,800,722
93,250	Public Service Enterprise Group, Inc.	3,182,623
180,266	Questar Corp.	3,378,185
56,620	Sempra Energy	2,973,682
47,647	UGI Corp.	1,417,975
99,905	Wisconsin Energy Corp.	3,160,994
		61,167,041

	Total Common Stocks - 73.5%
	(Cost $327,526,653)	320,620,349

	Preferred Stocks - 3.6%
	Communications - 0.1%
17,668	Telecomunicacoes de Sao Paulo SA, ADR (Brazil)	561,312

	Financial - 2.4%
195,702	Ally Financial, Inc., Series A, 8.50%(a)(c)	4,035,375
81,669	Bank of America Corp., Series H, 8.20%(b)	2,033,558
85,985	Barclays Bank PLC, Series 5, 8.13% (United Kingdom)(b)	2,121,250
95,369	HSBC Holdings PLC, Series 2, 8.00% (United Kingdom)(b)	2,539,677
		10,729,860

	Utilities - 1.1%
245,472	Cia Energetica de Minas Gerais SA, ADR (Brazil)	4,644,330

	Total Preferred Stocks - 3.6%
	(Cost $17,352,477)	15,935,502

	Royalty Trust - 0.6%
	Basic Materials - 0.6%
89,259	Mesabi Trust
	(Cost $3,330,591)	2,435,878

	Exchange Traded Fund - 0.2%
5,900	SPDR S&P 500 ETF Trust(b)
	(Cost $689,790)	720,154

	Closed End Funds - 9.4%
296,375	AllianceBernstein Global High Income Fund, Inc.	4,261,873
600,046	Alpine Global Premier Properties Fund(b)	3,918,300
204,599	BlackRock Corporate High Yield Fund V, Inc.	2,363,118
187,093	BlackRock Corporate High Yield Fund VI, Inc.	2,097,313
92,599	BlackRock MuniHoldings New York Quality Fund, Inc.	1,287,126
285,698	Eaton Vance Limited Duration Income Fund	4,342,610
226,691	MFS Charter Income Trust	2,067,422
299,517	MFS Multimarket Income Trust	2,000,774
54,221	Nuveen California Quality Income Municipal Fund	783,494
51,862	Nuveen California Select Quality Municipal Fund, Inc.(b)	720,363
80,022	Nuveen Dividend Advantage Municipal Fund 2	1,111,506
108,237	Nuveen Dividend Advantage Municipal Fund 3(b)	1,513,153
65,463	Nuveen Mortgage Opportunity Term Fund(b)	1,466,371
98,200	Nuveen Municipal Advantage Fund	1,410,152
129,729	Nuveen Quality Income Municipal Fund, Inc.(b)	1,781,179
192,514	Putnam Managed Municipal Income Trust(b)	1,420,753
115,294	Putnam Municipal Opportunities Trust(b)	1,318,963
289,904	Wells Fargo Advantage Global Dividend Opportunity Fund(b)	2,664,218
191,020	Wells Fargo Advantage Multi-Sector Income Fund	2,888,222
88,701	Western Asset Global Corporate Defined Opportunity Fund, Inc.(b)	1,605,488
	(Cost $42,395,108)	41,022,398

See notes to financial statements.

Annual Report | August 31, 2011 | 53

Portfolio of Investments continued

CVY | Guggenheim Multi-Asset Income ETF (continued)

Number
of Shares	Description	Value

	Master Limited Partnerships - 10.5%
	Energy - 10.0%
83,108	Atlas Pipeline Partners, LP	$2,528,145
64,256	Buckeye Partners, LP, Class B(b)	4,046,843
100,180	El Paso Pipeline Partners, LP	3,685,622
82,980	Energy Transfer Equity, LP(b)	3,173,155
99,447	Energy Transfer Partners, LP(b)	4,481,082
89,048	Enterprise Products Partners, LP(b)	3,753,373
65,569	EV Energy Partners, LP	4,516,393
53,681	Kinder Morgan Energy Partners, LP(b)	3,766,259
159,042	Linn Energy, LLC(b)	6,019,740
57,473	Magellan Midstream Partners, LP(b)	3,446,656
64,982	Plains All American Pipeline, LP	3,939,858
		43,357,126

	Financial - 0.5%
181,740	KKR & Co., LP	2,326,272

	Total Master Limited Partnerships - 10.5%
	(Cost $44,325,971)	45,683,398

	Total Long-Term Investments - 99.7%
	(Cost $444,513,252)	434,855,477

	Investments of Collateral for Securities Loaned - 10.1%
44,189,102	BNY Mellon Securities Lending Overnight Fund, 0.093%(d) (e)
	(Cost $44,189,102)	44,189,102

	Total Investments - 109.8%
	(Cost $488,702,354)	479,044,579
	Liabilities in excess of Other Assets - (9.8%)	(42,667,799)

	Net Assets - 100.0%	$436,376,780

ADR - American Depositary Receipt

ASA - Stock Company

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SA - Corporation

S&P - Standard & Poor’s

SpA - Limited Share Company

SAB de CV - Publicly Traded Company

(a)	Perpetual maturity.

(b)	Security, or portion thereof, was on loan at August 31, 2011.

(c)	Floating or variable rate coupon. The rate shown is as of August 31, 2011.

(d)	At August 31, 2011, the total market value of the Fund’s securities on loan was $42,970,634 and the total market value of the collateral held by the Fund was $44,189,102.

(e)	Interest rate shown reflects yield as of August 31, 2011.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

54 | Annual Report | August 31, 2011

Portfolio of Investments continued

OTR | Guggenheim Ocean Tomo Growth Index ETF

Number
of Shares	Description	Value

	Long-Term Investments - 99.9%
	Common Stocks - 99.8%
	Basic Materials - 1.9%
2,594	Ecolab, Inc.	$139,038
885	International Flavors & Fragrances, Inc.	51,348
		190,386

	Communications - 18.0%
690	Acme Packet, Inc.(a)	32,492
4,136	Amazon.com, Inc.(a)	890,439
9,641	DIRECTV, Class A(a)	423,915
857	Finisar Corp.(a)	15,820
18,634	Level 3 Communications, Inc.(a)	33,541
581	Netflix, Inc.(a)	136,541
538	priceline.com, Inc.(a)	289,046
		1,821,794

	Consumer, Cyclical - 0.7%
484	Bally Technologies, Inc.(a)	15,188
3,304	International Game Technology	50,419
		65,607

	Consumer, Non-cyclical - 25.4%
852	Align Technology, Inc.(a)	16,273
1,609	Amylin Pharmaceuticals, Inc.(a)	18,198
1,052	AVANIR Pharmaceuticals, Inc., Class A(a) (b)	2,988
1,826	Bruker Corp.(a)	25,984
5,109	Celgene Corp.(a)	303,832
1,545	Clorox Co.	107,687
1,596	Dendreon Corp.(a)	19,599
1,103	Dyax Corp.(a)	1,643
1,256	Edwards Lifesciences Corp.(a)	94,765
6,487	Elan Corp. PLC, ADR (Ireland)(a)	69,216
1,140	Geron Corp.(a) (b)	3,044
9,327	Gilead Sciences, Inc.(a)	372,007
23,926	GlaxoSmithKline PLC, ADR (United Kingdom)	1,024,751
2,085	Human Genome Sciences, Inc.(a)	26,834
1,379	Illumina, Inc.(a)	71,846
438	Intuitive Surgical, Inc.(a)	167,031
1,111	Isis Pharmaceuticals, Inc.(a)	8,321
839	Sequenom, Inc.(a)	5,143
2,256	Vertex Pharmaceuticals, Inc.(a)	102,129
908	Vivus, Inc.(a)	7,573
7,342	Western Union Co.	121,290
238	XOMA Ltd. (Bermuda)(a) (b)	467
		2,570,621

	Energy - 0.0%*
1,265	FuelCell Energy, Inc.(a) (b)	1,493

	Industrial - 13.9%
6,759	Boeing Co.	451,907
4,714	Deere & Co.	380,985
1,553	Gentex Corp.	40,293
4,005	Lockheed Martin Corp.	297,131
1,533	Nalco Holding Co.	56,736
1,578	Rockwell Automation, Inc.	101,197
1,022	Waters Corp.(a)	81,627
		1,409,876

	Technology - 39.9%
7,480	Advanced Micro Devices, Inc.(a)	51,088
3,475	Altera Corp.	126,455
745	Applied Micro Circuits Corp.(a)	4,239
1,012	Ariba, Inc.(a)	27,456
2,654	Avago Technologies Ltd. (Singapore)	87,874
2,953	Cadence Design Systems, Inc.(a)	27,286
774	Cirrus Logic, Inc.(a)	11,749
484	CommVault Systems, Inc.(a)	16,413
21,627	Dell, Inc.(a)	321,485
9,079	International Business Machines Corp.	1,560,771
49,291	Microsoft Corp.	1,311,141
2,816	National Semiconductor Corp.	70,118
3,970	NetApp, Inc.(a)	149,351
1,241	Rambus, Inc.(a)	14,408
5,833	Research In Motion Ltd. (Canada)(a)	189,514
2,849	Tower Semiconductor Ltd. (Israel)(a)	2,217
829	Varian Semiconductor Equipment Associates, Inc.(a)	50,805
302	Volterra Semiconductor Corp.(a)	6,116
		4,028,486

	Total Common Stocks - 99.8%
	(Cost $9,308,981)	10,088,263

	Exchange Traded Fund - 0.1%
210	iShares S&P 500 Growth Index Fund	13,816
	(Cost $13,027)

	Total Long-Term Investments - 99.9%
	(Cost $9,322,008)	10,102,079

See notes to financial statements.

Annual Report | August 31, 2011 | 55

Portfolio of Investments continued

OTR | Guggenheim Ocean Tomo Growth Index ETF (continued)

Number
of Shares	Description	Value

	Investments of Collateral for Securities Loaned - 0.1%
8,564	BNY Mellon Securities Lending Overnight Fund, 0.093%(c) (d)
	(Cost $8,564)	$8,564
	Total Investments - 100.0%
	(Cost $9,330,572)	10,110,643
	Liabilities in excess of Other Assets - (0.0%)	(2,609)
	Net Assets - 100.0%	$10,108,034

*	Less than 0.1%.

ADR - American Depositary Receipt

PLC - Public Limited Company

S&P - Standard & Poor’s

(a)	Non-income producing security.

(b)	Security, or portion thereof, was on loan at August 31, 2011.

(c)	At August 31, 2011, the total market value of the Fund’s securities on loan was $7,556 and the total market value of the collateral held by the Fund was $8,564.

(d)	Interest rate shown reflects yield as of August 31, 2011.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

56 | Annual Report | August 31, 2011

Portfolio of Investments continued

OTP | Guggenheim Ocean Tomo Patent ETF

Number
of Shares	Description	Value

	Long-Term Investments - 99.7%
	Common Stocks - 99.6%
	Basic Materials - 3.4%
200	Albemarle Corp.	$10,142
2,316	Alcoa, Inc.	29,668
171	Ashland, Inc.	9,065
264	Boise, Inc.	1,639
2,558	Dow Chemical Co.	72,775
152	Eastman Chemical Co.	12,575
506	Ecolab, Inc.	27,122
2,021	EI du Pont de Nemours & Co.	97,554
519	Huntsman Corp.	6,804
177	International Flavors & Fragrances, Inc.	10,269
140	Lubrizol Corp.	18,865
369	MeadWestvaco Corp.	10,155
349	PPG Industries, Inc.	26,730
246	USEC, Inc.(a)	536
		333,899

	Communications - 17.6%
145	Acme Packet, Inc.(a)	6,828
408	Akamai Technologies, Inc.(a)	8,952
5,011	Alcatel-Lucent, ADR (France)(a)	18,340
988	Amazon.com, Inc.(a)	212,707
420	Amdocs Ltd. (Channel Islands)(a)	11,537
228	AOL, Inc.(a) (b)	3,552
277	Arris Group, Inc.(a)	3,025
12,887	AT&T, Inc.	367,022
6,020	Comcast Corp., Class A	129,490
1,671	DIRECTV, Class A(a)	73,474
923	Discovery Communications, Inc., Class A(a)	39,025
2,817	eBay, Inc.(a)	86,961
193	Finisar Corp.(a)	3,563
283	Harris Corp.	11,419
193	IAC/InterActiveCorp(a)	7,629
215	Infinera Corp.(a)	1,616
151	Iridium Communications, Inc.(a)	1,116
487	JDS Uniphase Corp.(a)	6,316
1,151	Juniper Networks, Inc.(a)	24,090
169	Leap Wireless International, Inc.(a)	1,528
3,593	Level 3 Communications, Inc.(a) (b)	6,467
739	Motorola Solutions, Inc.	31,105
114	NetFlix, Inc.(a)	26,791
8,123	Nokia OYJ, ADR (Finland)(b)	52,312
375	Polycom, Inc.(a)	8,925
108	priceline.com, Inc.(a)	58,024
3,655	Qualcomm, Inc.	188,086
586	RF Micro Devices, Inc.(a)	3,639
594	Sonus Networks, Inc.(a)	1,539
6,508	Sprint Nextel Corp.(a)	24,470
1,656	Symantec Corp.(a)	28,400
150	Tekelec(a)	1,080
7,100	Telefonaktiebolaget LM Ericsson, ADR (Sweden)	79,591
848	Tellabs, Inc.	3,460
1,819	Thomson Reuters Corp. (Canada)	56,280
2,330	Time Warner, Inc.	73,768
191	United Online, Inc.	1,035
2,840	Yahoo!, Inc.(a)	38,638
		1,701,800

	Consumer, Cyclical - 4.3%
155	American Axle & Manufacturing Holdings, Inc.(a)	1,449
723	AMR Corp.(a) (b)	2,617
190	Autoliv, Inc.	10,606
115	Bally Technologies, Inc.(a)	3,609
161	Exide Technologies(a)	908
147	Harman International Industries, Inc.	5,320
644	International Game Technology	9,827
635	JetBlue Airways Corp.(a) (b)	2,762
110	La-Z-Boy, Inc.(a)	968
204	Meritor, Inc.(a)	1,724
631	Newell Rubbermaid, Inc.	8,733
834	Pulte Group, Inc.(a)	4,003
353	Quiksilver, Inc.(a)	1,476
193	Scientific Games Corp., Class A(a)	1,702
238	Sears Holdings Corp.(a) (b)	14,254
2,182	Sony Corp., ADR (Japan)	47,895
128	Tenneco, Inc.(a)	4,200
3,752	Toyota Motor Corp., ADR (Japan)	269,544
267	TRW Automotive Holdings Corp.(a)	11,131
168	Whirlpool Corp.	10,532
		413,260

	Consumer, Non-cyclical - 18.6%
155	Affymetrix, Inc.(a)	868
182	Alere, Inc.(a)	4,545
168	Align Technology, Inc.(a)	3,209
669	Allergan, Inc.	54,731
2,023	Amgen, Inc.	112,084
307	Amylin Pharmaceuticals, Inc.(a)	3,472
1,388	Archer-Daniels-Midland Co.	39,530

See notes to financial statements.

Annual Report | August 31, 2011 | 57

Portfolio of Investments continued

OTP | Guggenheim Ocean Tomo Patent ETF (continued)

Number
of Shares	Description	Value

	Consumer, Non-cyclical (continued)
280	AVANIR Pharmaceuticals, Inc.(a) (b)	$795
242	Avery Dennison Corp.	7,045
3,326	Boston Scientific Corp.(a)	22,550
358	Bruker Corp.(a)	5,094
316	Bunge Ltd. (Bermuda)	20,448
763	Cardinal Health, Inc.	32,427
478	CareFusion Corp.(a)	12,242
1,005	Celgene Corp.(a)	59,767
166	Cephalon, Inc.(a) (b)	13,386
97	Chiquita Brands International, Inc.(a)	1,000
290	Clorox Co.	20,213
270	Convergys Corp.(a)	2,875
1,111	Covidien PLC (Ireland)	57,972
187	CR Bard, Inc.	17,814
238	CytRx Corp.(a) (b)	90
317	Dendreon Corp.(a)	3,893
216	Dyax Corp.(a)	322
250	Edwards Lifesciences Corp.(a)	18,862
1,265	Elan Corp. PLC, ADR (Ireland)(a)	13,498
249	ENDO Pharmaceuticals Holdings, Inc.(a)	7,946
133	Enzon Pharmaceuticals, Inc.(a)	1,137
284	Exelixis, Inc.(a)	2,124
335	Fortune Brands, Inc.	19,135
295	Geron Corp.(a) (b)	788
1,713	Gilead Sciences, Inc.(a)	68,323
5,564	GlaxoSmithKline PLC, ADR (United Kingdom)	238,306
556	Hologic, Inc.(a)	9,252
403	Human Genome Sciences, Inc.(a)	5,187
268	Illumina, Inc.(a)	13,963
262	Incyte Corp. Ltd.(a) (b)	4,210
31	Insmed, Inc.(a) (b)	147
85	Intuitive Surgical, Inc.(a)	32,415
211	Isis Pharmaceuticals, Inc.(a)	1,580
195	Jarden Corp.	5,663
156	Kinetic Concepts, Inc.(a)	10,536
109	KV Pharmaceutical Co.(a) (b)	193
727	Lexicon Pharmaceuticals, Inc.(a)	989
387	Life Technologies Corp.(a)	16,254
2,320	Medtronic, Inc.	81,362
133	Onyx Pharmaceuticals, Inc.(a)	4,526
17,194	Pfizer, Inc.	326,342
452	RR Donnelley & Sons Co.	6,893
771	Safeway, Inc.	14,132
769	SAIC, Inc.(a)	11,535
5,877	Sanofi-Aventis SA, ADR (France)	214,922
213	Sequenom, Inc.(a)	1,306
356	Smithfield Foods, Inc.(a)	7,804
716	St Jude Medical, Inc.	32,607
850	Stryker Corp.	41,514
94	Sunesis Pharmaceuticals, Inc.(a) (b)	146
448	Vertex Pharmaceuticals, Inc.(a)	20,281
169	Viropharma, Inc.(a)	3,348
174	Vivus, Inc.(a)	1,451
292	Watson Pharmaceuticals, Inc.(a)	19,599
1,368	Western Union Co.	22,599
61	XenoPort, Inc.(a)	446
32	XOMA Ltd. (Bermuda)(a) (b)	63
413	Zimmer Holdings, Inc.(a)	23,496
		1,801,252

	Energy - 10.0%
942	Baker Hughes, Inc.	57,566
3,076	ConocoPhillips	209,383
173	Dresser-Rand Group, Inc.(a)	7,344
225	FuelCell Energy, Inc.(a) (b)	265
248	Global Industries Ltd.(a)	1,094
132	Headwaters, Inc.(a)	284
739	Hess Corp.	43,852
305	Key Energy Services, Inc.(a)	4,389
1,542	Marathon Oil Corp.	41,511
625	Nabors Industries Ltd. (Bermuda)(a)	11,525
921	National Oilwell Varco, Inc.	60,896
16	Quantum Fuel Systems Technologies Worldwide, Inc.(a) (b)	53
6,871	Royal Dutch Shell PLC, ADR (United Kingdom)	460,701
173	Superior Energy Services, Inc.(a)	6,110
692	Transocean Ltd. (Switzerland)	38,766
1,622	Weatherford International Ltd. (Switzerland)(a)	27,785
		971,524

	Financial - 2.3%
6,324	Citigroup, Inc.	196,360
602	E*Trade Financial Corp.(a)	7,441
1,060	Genworth Financial, Inc., Class A(a)	7,325
95	Investment Technology Group, Inc.(a)	1,081
376	NASDAQ OMX Group, Inc.(a)	8,907
		221,114

	Industrial - 17.0%
1,544	3M Co.	128,121
148	Actuant Corp., Class A	2,972

See notes to financial statements.

58 | Annual Report | August 31, 2011

Portfolio of Investments continued

OTP | Guggenheim Ocean Tomo Patent ETF (continued)

Number
of Shares	Description	Value

	Industrial (continued)
203	AGCO Corp.(a)	$8,697
757	Agilent Technologies, Inc.(a)	27,911
1,612	Boeing Co.	107,778
1,492	Danaher Corp.	68,349
913	Deere & Co.	73,789
743	Eaton Corp.	31,912
1,636	Emerson Electric Co.	76,156
105	Energy Conversion Devices, Inc.(a) (b)	79
448	Garmin Ltd. (Switzerland)(b)	15,021
23,079	General Electric Co.	376,418
300	Gentex Corp.	7,783
1,707	Honeywell International, Inc.	81,612
1,088	Illinois Tool Works, Inc.	50,636
720	Ingersoll-Rand PLC (Ireland)	24,127
179	Kennametal, Inc.	6,598
233	L-3 Communications Holdings, Inc.	15,802
1,539	LG Display Co. Ltd., ADR (South Korea)	15,298
758	Lockheed Martin Corp.	56,236
276	Louisiana-Pacific Corp.(a)	1,841
287	Manitowoc Co., Inc.	3,189
779	Masco Corp.	6,910
376	Molex, Inc.(b)	8,216
302	Nalco Holding Co.	11,177
603	Northrop Grumman Corp.	32,936
68	Overseas Shipholding Group, Inc.(b)	1,212
273	Owens Corning(a)	7,933
250	Pall Corp.	12,782
251	PerkinElmer, Inc.	5,740
775	Raytheon Co.	33,503
314	Rockwell Automation, Inc.	20,137
175	Sanmina-SCI Corp.(a)	1,351
343	Sealed Air Corp.	6,318
156	Shaw Group, Inc.(a)	3,636
1,989	Siemens AG, ADR (Germany)	205,265
363	Stanley Black & Decker, Inc.	22,499
214	SunPower Corp., Class A(a) (b)	3,017
589	Textron, Inc.	9,936
834	Thermo Fisher Scientific, Inc.(a)	45,812
177	Trinity Industries, Inc.	4,878
208	USG Corp.(a) (b)	1,955
361	Vishay Intertechnology, Inc.(a)	4,115
198	Waters Corp.(a)	15,814
		1,645,467

	Technology - 26.0%
1,075	Adobe Systems, Inc.(a)	27,133
1,496	Advanced Micro Devices, Inc.(a)	10,218
705	Altera Corp.	25,655
400	Amkor Technology, Inc.(a) (b)	1,740
652	Analog Devices, Inc.	21,529
2,864	Applied Materials, Inc.	32,420
150	Applied Micro Circuits Corp.(a)	853
204	Ariba, Inc.(a)	5,534
503	Autodesk, Inc.(a)	14,185
533	Avago Technologies Ltd. (Singapore)	17,648
227	Axcelis Technologies, Inc.(a)	309
1,159	Broadcom Corp., Class A	41,318
1,034	Brocade Communications Systems, Inc.(a)	4,002
1,109	CA, Inc.	23,278
571	Cadence Design Systems, Inc.(a)	5,276
153	Cirrus Logic, Inc.(a)	2,323
90	CommVault Systems, Inc.(a)	3,052
337	Computer Sciences Corp.	10,332
251	Cree, Inc.(a)	8,140
374	Cypress Semiconductor Corp.	5,924
4,119	Dell, Inc.(a)	61,229
4,487	EMC Corp.(a)	101,361
168	Emulex Corp.(a)	1,158
287	Entegris, Inc.(a)	2,158
272	Fairchild Semiconductor International, Inc.(a)	3,607
657	Fidelity National Information Services, Inc.	18,514
316	Fiserv, Inc.(a)	17,642
105	FormFactor, Inc.(a)	828
85	FSI International, Inc.(a)	183
4,514	Hewlett-Packard Co.	117,499
355	Integrated Device Technology, Inc.(a)	2,009
11,538	Intel Corp.	232,260
2,599	International Business Machines Corp.	446,794
269	Intersil Corp., Class A	3,021
360	KLA-Tencor Corp.	13,205
151	Kulicke & Soffa Industries, Inc.(a)	1,314
265	LAM Research Corp.(a)	9,847
248	Lattice Semiconductor Corp.(a)	1,396
171	Lexmark International, Inc., Class A(a)	5,465
1,245	LSI Corp.(a)	8,478
1,330	Marvell Technology Group Ltd. (Bermuda)(a)	17,489
493	MEMC Electronic Materials, Inc.(a)	3,441
241	Mentor Graphics Corp.(a)	2,697

See notes to financial statements.

Annual Report | August 31, 2011 | 59

 Portfolio of Investments continued

OTP | Guggenheim Ocean Tomo Patent ETF (continued)

Number
of Shares	Description	Value

	Technology (continued)
415	Microchip Technology, Inc.(b)	$13,620
2,155	Micron Technology, Inc.(a)	12,736
183	Microsemi Corp.(a)	2,842
18,351	Microsoft Corp.	488,137
551	National Semiconductor Corp.	13,720
347	NCR Corp.(a)	5,979
810	NetApp, Inc.(a)	30,472
148	Netlogic Microsystems, Inc.(a)	4,443
151	Novellus Systems, Inc.(a)	4,223
655	Nuance Communications, Inc.(a)	12,157
1,306	NVIDIA Corp.(a)	17,383
127	Omnivision Technologies, Inc.(a)	2,337
932	ON Semiconductor Corp.(a)	6,776
11,023	Oracle Corp.	309,416
496	PMC - Sierra, Inc.(a)	3,021
467	Quantum Corp.(a)	911
189	Quest Software, Inc.(a)	3,256
242	Rambus, Inc.(a)	2,810
1,141	Research In Motion Ltd. (Canada)(a)	37,071
244	Rovi Corp.(a)	11,929
513	SanDisk Corp.(a)	18,801
936	Seagate Technology PLC (Ireland)	10,839
133	Semtech Corp.(a)	2,837
98	Silicon Laboratories, Inc.(a)	3,388
399	Skyworks Solutions, Inc.(a)	8,231
319	Synopsys, Inc.(a)	8,256
389	Teradyne, Inc.(a)	4,707
2,527	Texas Instruments, Inc.	66,233
524	Tower Semiconductor Ltd. (Israel)(a)	408
95	Unisys Corp.(a)	1,671
5,622	United Microelectronics Corp., ADR (Taiwan)	11,188
161	Varian Semiconductor Equipment Associates, Inc.(a)	9,867
59	Volterra Semiconductor Corp.(a)	1,195
506	Western Digital Corp.(a)	14,922
3,049	Xerox Corp.	25,307
578	Xilinx, Inc.	17,999
		2,521,552

	Utilities - 0.4%
519	Ameren Corp.	15,705
486	Pepco Holdings, Inc.	9,467
237	Pinnacle West Capital Corp.	10,485
		35,657

	Total Common Stocks - 99.6%
	(Cost $10,436,652)	9,645,525

	Exchange Traded Fund - 0.1%
36	SPDR S&P 500 ETF Trust(b)
	(Cost $4,161)	4,394

	Total Long-Term Investments - 99.7%
	(Cost $10,440,813)	9,649,919

	Investments of Collateral for Securities Loaned - 1.3%
130,818	BNY Mellon Securities Lending Overnight Fund, 0.093%(c)(d)
	(Cost $130,818)	130,818

	Total Investments - 101.0%
	(Cost $10,571,631)	9,780,737
	Liabilities in excess of Other Assets - (1.0%)	(97,568)

	Net Assets - 100.0%	$9,683,169

ADR - American Depositary Receipt

AG - Stock Corporation

OYJ - Public Traded Company

PLC - Public Limited Company

SA - Corporation S&P - Standard & Poor’s

(a)	Non-income producing security.

(b)	Security, or portion thereof, was on loan at August 31, 2011.

(c)
At August 31, 2011, the total market value of the Fund’s securities on loan was $138,801 and the total market value of the collateral held by the Fund was $145,374, consisting of cash collateral of $130,818 and U.S. Government and Agency securities valued at $14,556.

(d)	Interest rate shown reflects yield as of August 31, 2011.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

60 | Annual Report | August 31, 2011

Portfolio of Investments continued

RYJ | Guggenheim Raymond James SB-1 Equity ETF

Number
of Shares	Description	Value

	Long-Term Investments - 100.0%
	Common Stocks - 97.4%
	Communications - 11.9%
12,175	ADTRAN, Inc.	$378,155
6,773	American Tower Corp., Class A(a)	364,794
9,937	CenturyLink, Inc.	359,222
32,738	Ciena Corp.(a)	400,713
26,316	Cogent Communications Group, Inc.(a)	373,161
12,871	Comtech Telecommunications Corp.	358,329
19,684	Constant Contact, Inc.(a)	376,555
8,320	Crown Castle International Corp.(a)	361,338
4,022	Equinix, Inc.(a)	378,229
9,365	Harris Corp.	377,878
47,982	Iridium Communications, Inc.(a)	354,587
32,382	JDS Uniphase Corp.(a)	419,994
26,398	Knology, Inc.(a)	359,805
32,529	KVH Industries, Inc.(a)	289,508
30,961	NIC, Inc.	359,767
9,607	NII Holdings, Inc.(a)	370,158
9,741	SBA Communications Corp., Class A(a)	368,112
105,918	Sprint Nextel Corp.(a)	398,252
19,285	tw telecom, Inc.(a)	372,008
23,857	ValueClick, Inc.(a)	365,012
18,101	Vocus, Inc.(a)	389,714
10,553	WebMD Health Corp.(a)	372,943
		8,148,234

	Consumer, Cyclical - 20.9%
5,900	Advance Auto Parts, Inc.	358,248
19,937	Ameristar Casinos, Inc.	372,224
24,648	Arctic Cat, Inc.(a)	386,481
12,964	Ascena Retail Group, Inc.(a)	368,437
1,147	AutoZone, Inc.(a)	352,129
6,432	Bed Bath & Beyond, Inc.(a)	365,724
10,621	Big Lots, Inc.(a)	360,052
15,700	Brinker International, Inc.	354,506
51,481	Carmike Cinemas, Inc.(a)	364,485
11,306	Carnival Corp. (Panama)	373,437
17,455	Cinemark Holdings, Inc.	365,682
5,477	Copa Holdings SA, Class A (Panama)	378,570
49,582	Cost Plus, Inc.(a)	385,252
26,910	Culp, Inc.(a)	229,542
7,559	Darden Restaurants, Inc.	363,588
8,587	DineEquity, Inc.(a)	359,795
3,009	Dixie Group, Inc.(a)	11,103
5,058	Dollar Tree, Inc.(a)	361,242
10,018	Harley-Davidson, Inc.	387,296
10,110	Home Depot, Inc.	337,472
26,215	Houston Wire & Cable Co.	384,574
20,352	Ingram Micro, Inc., Class A(a)	363,080
24,059	Knoll, Inc.	380,613
41,318	La-Z-Boy, Inc.(a)	363,598
23,974	Lumber Liquidators Holdings, Inc.(a) (b)	362,966
25,859	Newell Rubbermaid, Inc.	357,889
5,437	O’Reilly Automotive, Inc.(a)	352,753
35,052	Pier 1 Imports, Inc.(a)	374,355
28,993	Pinnacle Entertainment, Inc.(a)	397,784
3,438	Polaris Industries, Inc.	377,733
11,476	Red Robin Gourmet Burgers, Inc.(a)	358,051
27,524	Regal Entertainment Group, Class A(b)	359,739
24,161	Select Comfort Corp.(a)	383,677
29,569	Spirit Airlines, Inc.(a)	357,194
7,673	Stanley Furniture Co., Inc.(a)	26,472
8,412	Starwood Hotels & Resorts Worldwide, Inc.	374,839
47,403	Steelcase, Inc., Class A	392,497
6,425	Tempur-Pedic International, Inc.(a)	374,192
5,947	Tractor Supply Co.	364,967
6,492	Wal-Mart Stores, Inc.	345,439
8,900	WESCO International, Inc.(a)	383,501
		14,271,178

	Consumer, Non-cyclical - 8.2%
15,028	Alere, Inc.(a)	375,249
3,890	Alliance Data Systems Corp.(a)	363,365
9,103	AmerisourceBergen Corp.	360,297
7,135	Automatic Data Processing, Inc.	356,964
7,313	Carriage Services, Inc.	42,050
6,813	Covidien PLC (Ireland)	355,502
7,956	Global Payments, Inc.	364,623
18,227	Healthsouth Corp.(a)	389,876
7,804	Hospira, Inc.(a)	360,545
10,414	LifePoint Hospitals, Inc.(a)	382,194
19,471	Meridian Bioscience, Inc.	360,213
24,755	Merit Medical Systems, Inc.(a)	360,185
36,356	Service Corp. International	371,558
16,746	SuccessFactors, Inc.(a)	391,187
52,391	TMS International Corp., Class A(a)	386,122
4,068	Visa, Inc., Class A	357,496
		5,577,426

See notes to financial statements.

Annual Report | August 31, 2011 | 61

Portfolio of Investments continued

RYJ | Guggenheim Raymond James SB-1 Equity ETF (continued)

Number
of Shares	Description	Value

	Energy - 14.3%
10,688	Alpha Natural Resources, Inc.(a)	$353,452
18,563	Amyris, Inc.(a) (b)	372,559
3,453	Apache Corp.	355,901
17,004	Basic Energy SVS(a)	371,707
112,537	BPZ Resources, Inc.(a) (b)	413,011
7,341	Cameron International Corp.(a)	381,438
3,565	Chevron Corp.	352,614
5,531	Cimarex Energy Co.	393,199
12,718	Complete Production Services, Inc.(a)	369,585
4,199	Concho Resources, Inc.(a)	365,103
7,988	Consol Energy, Inc.	364,732
6,673	Continental Resources, Inc.(a)	372,954
10,851	Dawson Geophysical Co.(a)	380,219
14,326	Energy XXI Bermuda Ltd. (Bermuda)(a)	384,080
8,579	Halliburton Co.	380,650
6,266	Hess Corp.	371,825
5,463	National Oilwell Varco, Inc.	361,214
5,856	Oil States International, Inc.(a)	386,965
15,025	Patterson-UTI Energy, Inc.	367,211
4,720	Pioneer Natural Resources Co.	368,962
27,260	Resolute Energy Corp.(a)	367,737
4,991	SM Energy Co.	381,812
36,279	Tetra Technologies, Inc.(a)	371,860
7,839	Unit Corp.(a)	373,842
22,508	Weatherford International Ltd. (Switzerland)(a)	385,562
7,848	Whiting Petroleum Corp.(a)	369,719
		9,717,913

	Financial - 24.1%
16,283	Agree Realty Corp., REIT	363,925
36,473	American Equity Investment Life Holding Co.	368,377
13,970	Apartment Investment & Management Co., Class A, REIT	371,183
20,498	Associated Estates Realty Corp., REIT	362,815
44,721	Bank of America Corp.	365,371
17,080	Bank of New York Mellon Corp.	353,044
16,820	BB&T Corp.	374,918
19,913	BioMed Realty Trust, Inc., REIT	364,209
31,045	Campus Crest Communities, Inc., REIT	366,952
37,513	Cardinal Financial Corp.	368,378
11,469	Citigroup, Inc.	356,112
14,614	Comerica, Inc.	373,972
14,453	Community Bank System, Inc.	361,759
6,044	Digital Realty Trust, Inc., REIT	361,129
16,424	DuPont Fabros Technology, Inc., REIT	380,216
32,018	E*Trade Financial Corp.(a)	395,743
2,521	Essex Property Trust, Inc., REIT	361,890
35,143	Fifth Third Bancorp	373,219
21,612	First Financial Bancorp	345,144
51,446	First Horizon National Corp.	362,180
34,041	First Niagara Financial Group, Inc.	366,281
28,653	First Potomac Realty Trust, REIT	371,056
14,716	Hudson Valley Holding Corp.	285,490
70,905	Huntington Bancshares, Inc.	356,652
7,502	Iberiabank Corp.	361,146
9,577	JPMorgan Chase & Co.	359,712
20,609	Kimco Realty Corp., REIT	364,779
19,210	Lakeland Bancorp, Inc.	162,132
16,385	Lakeland Financial Corp.	356,865
17,959	Lincoln National Corp.	372,649
11,925	Marsh & McLennan Cos., Inc.	354,411
15,383	NASDAQ OMX Group, Inc.(a)	364,423
50,759	National Penn Bancshares, Inc.	368,003
27,973	New York Community Bancorp, Inc.	358,334
12,823	NYSE Euronext	349,811
3,717	Pacific Premier Bancorp, Inc.(a)	23,789
31,415	People’s United Financial, Inc.	369,126
7,345	PNC Financial Services Group, Inc.	368,278
18,808	Progressive Corp.	360,737
19,285	Protective Life Corp.	366,222
14,633	Texas Capital Bancshares, Inc.(a)	375,629
15,307	US Bancorp	355,276
43,800	Virginia Commerce Bancorp Inc.(a)	256,230
21,197	Webster Financial Corp.	383,666
13,817	Wells Fargo & Co.	360,624
11,680	Wintrust Financial Corp.	368,854
21,530	Zions Bancorporation	375,483
		16,446,194

	Industrial - 6.4%
11,534	Arrow Electronics, Inc.(a)	359,861
13,474	Avnet, Inc.(a)	353,558
59,907	Casella Waste Systems, Inc., Class A(a)	343,866
11,904	HUB Group, Inc., Class A(a)	374,857
23,163	Jabil Circuit, Inc.	390,297
7,157	Kansas City Southern(a)	387,623
5,327	Norfolk Southern Corp.	360,531
14,344	Plexus Corp.(a)	381,264
15,404	Progressive Waste Solutions Ltd. (Canada)	344,433
28,344	RailAmerica, Inc.(a)	386,896

See notes to financial statements.

62 | Annual Report | August 31, 2011

Portfolio of Investments continued

RYJ | Guggenheim Raymond James SB-1 Equity ETF (continued)

Number
of Shares	Description	Value

	Industrial (continued)
5,881	Stanley Black & Decker, Inc.	$364,504
9,919	Waste Connections, Inc.	343,098
		4,390,788

	Technology - 10.5%
20,388	Allscripts Healthcare Solutions, Inc.(a)	366,067
9,766	Altera Corp.	355,385
10,762	Analog Devices, Inc.	355,361
8,928	BMC Software, Inc.(a)	362,566
24,076	Dell, Inc.(a)	357,890
18,633	Diodes, Inc.(a)	373,033
16,214	EMC Corp.(a)	366,274
27,746	Fairchild Semiconductor International, Inc.(a)	367,912
51,601	LSI Corp.(a)	351,403
34,007	MedAssets, Inc.(a)	388,700
22,499	Medidata Solutions, Inc.(a)	371,233
63,590	Micron Technology, Inc.(a)	375,817
22,567	Microsemi Corp.(a)	350,465
9,285	NetApp, Inc.(a)	349,302
20,304	Nuance Communications, Inc.(a)	376,842
27,413	NVIDIA Corp.(a)	364,867
28,127	Pericom Semiconductor Corp.(a)	218,828
16,527	Semtech Corp.(a)	352,521
22,375	SS&C Technologies Holdings, Inc.(a)	368,964
10,691	VeriFone Systems, Inc.(a)	376,537
		7,149,967

	Utilities - 1.1%
6,022	National Fuel Gas Co.	369,450
27,928	Pampa Energia SA, ADR (Argentina)	347,703
		717,153

	Total Common Stocks - 97.4%
	(Cost $69,075,432)	66,418,853

	Master Limited Partnerships - 2.6%
	Consumer, Non-cyclical - 0.5%
13,707	Teekay Offshore Partners, LP (Marshall Islands)	368,444

	Energy - 1.6%
8,544	Enterprise Products Partners, LP(b)	360,130
5,321	EV Energy Partners, LP	366,510
9,396	Linn Energy, LLC	355,639
		1,082,279

	Industrial - 0.5%
10,743	Teekay LNG Partners, LP (Marshall Islands)(b)	362,146

	Total Master Limited Partnerships - 2.6%
	(Cost $1,506,418)	1,812,869

	Total Long-Term Investments - 100.0%
	(Cost $70,581,850)	68,231,722

	Investments of Collateral for Securities Loaned - 1.9%
1,290,849	BNY Mellon Securities Lending Overnight Fund, 0.093%(c) (d)
	(Cost $1,290,849)	1,290,849

	Total Investments - 101.9%
	(Cost $71,872,699)	69,522,571
	Liabilities in excess of Other Assets - (1.9%)	(1,310,742)

	Net Assets - 100.0%	$68,211,829

ADR - American Depositary Receipt

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SA - Corporation

(a)	Non-income producing security.

(b)	Security, or portion thereof, was on loan at August 31, 2011.

(c)	At August 31, 2011, the total market value of the Fund’s securities on loan was $1,257,679 and the total market value of the collateral held by the Fund was $1,290,849.

(d)	Interest rate shown reflects yield as of August 31, 2011.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

Annual Report | August 31, 2011 | 63

Portfolio of Investments continued

XRO | Guggenheim Sector Rotation ETF

Number
of Shares	Description	Value

	Long-Term Investments - 99.9%
	Common Stocks - 98.4%
	Basic Materials - 9.6%
1,848	Albemarle Corp.	$93,712
16,128	Alcoa, Inc.	206,600
2,015	Allegheny Technologies, Inc.	100,992
3,599	Celanese Corp., Series A	169,189
1,354	CF Industries Holdings, Inc.	247,538
1,253	Eastman Chemical Co.	103,661
3,368	Huntsman Corp.	44,154
3,840	MeadWestvaco Corp.	105,677
1,040	Molycorp, Inc.(a) (b)	58,781
1,157	Rockwood Holdings, Inc.(b)	59,007
2,575	Valhi, Inc.	152,517
		1,341,828

	Communications - 13.1%
912	Acme Packet, Inc.(b)	42,946
8,978	CBS Corp., Class B	224,899
8,340	DISH Network Corp., Class A(b)	207,332
7,431	MetroPCS Communications, Inc.(b)	82,930
974	NetFlix, Inc.(b)	228,900
3,978	Polycom, Inc.(b)	94,676
625	priceline.com, Inc.(b)	335,787
2,992	Rackspace Hosting, Inc.(b)	109,388
2,188	TIBCO Software, Inc.(b)	48,967
6,270	Viacom, Inc., Class B	302,465
6,410	Virgin Media, Inc.	162,558
		1,840,848

	Consumer, Cyclical - 28.9%
1,911	Abercrombie & Fitch Co., Class A	121,559
3,493	AutoNation, Inc.(a) (b)	141,047
2,375	BorgWarner, Inc.(b)	169,551
623	Chipotle Mexican Grill, Inc.(b)	195,230
4,001	Coach, Inc.	224,936
1,663	Dick’s Sporting Goods, Inc.(b)	58,421
2,673	Foot Locker, Inc.	55,786
1,630	Fossil, Inc.(b)	157,474
2,398	GameStop Corp., Class A(a) (b)	57,384
3,786	Goodyear Tire & Rubber Co.(b)	47,174
5,554	JC Penney Co., Inc.	147,903
6,653	Limited Brands, Inc.	251,084
9,682	MGM Resorts International(b)	107,180
957	MSC Industrial Direct Co., Class A	59,018
1,133	Navistar International Corp.(b)	46,906
4,087	Nordstrom, Inc.	185,795
509	Panera Bread Co., Class A(b)	58,611
1,929	Ralph Lauren Corp.	264,485
2,394	Ross Stores, Inc.	183,201
5,097	Royal Caribbean Cruises Ltd. (Liberia)	132,318
8,097	Starbucks Corp.	312,706
936	Tempur-Pedic International, Inc.(b)	54,513
2,443	Tiffany & Co.	175,798
950	Tractor Supply Co.	58,302
2,167	TRW Automotive Holdings Corp.(b)	90,342
983	Ulta Salon Cosmetics & Fragrance, Inc.(b)	58,076
821	Under Armour, Inc., Class A(b)	58,176
926	WABCO Holdings, Inc.(b)	43,198
7,530	Walgreen Co.	265,131
1,782	Wynn Resorts Ltd.	275,711
		4,057,016

	Consumer, Non-cyclical - 8.3%
675	Alliance Data Systems Corp.(b)	63,052
2,866	Green Mountain Coffee Roasters, Inc.(b)	300,185
2,219	Herbalife Ltd. (Cayman Islands)	123,820
8,054	Hertz Global Holdings, Inc.(b)	90,205
3,752	Iron Mountain, Inc.	122,090
5,002	Moody’s Corp.	154,212
1,695	Weight Watchers International, Inc.	102,581
3,024	Whole Foods Market, Inc.	199,675
		1,155,820

	Diversified - 1.2%
5,626	Leucadia National Corp.	166,698

	Financial - 3.3%
1,261	Affiliated Managers Group, Inc.(b)	109,909
7,640	CB Richard Ellis Group, Inc., Class A(b)	115,822
9,562	Discover Financial Services	240,580
		466,311

	Industrial - 17.1%
1,286	AGCO Corp.(b)	55,092
5,005	Agilent Technologies, Inc.(b)	184,534
1,530	Arrow Electronics, Inc.(b)	47,736
1,992	Avnet, Inc.(b)	52,270
3,003	Caterpillar, Inc.	273,273
12,195	CSX Corp.	267,558
761	Gardner Denver, Inc.	59,959
2,100	Gentex Corp.	54,485
3,143	Jabil Circuit, Inc.	52,960
2,014	Joy Global, Inc.	168,068
2,156	Kansas City Southern(b)	116,769
2,274	Pall Corp.	116,270

See notes to financial statements.

64 | Annual Report | August 31, 2011

Portfolio of Investments continued

XRO | Guggenheim Sector Rotation ETF (continued)

Number
of Shares	Description	Value

	Industrial (continued)
2,948	Rockwell Automation, Inc.	$189,055
3,397	Sensata Technologies Holding NV (Netherlands)(b)	110,199
4,966	Thermo Fisher Scientific, Inc.(b)	272,782
2,538	Timken Co.	99,870
3,227	Trimble Navigation Ltd.(b)	119,851
2,004	Waters Corp.(b)	160,060
		2,400,791

	Technology - 16.9%
5,292	Accenture PLC, Class A (Ireland)	283,598
5,519	Altera Corp.	200,836
9,090	Atmel Corp.(b)	82,810
3,375	Check Point Software Technologies Ltd. (Israel)(b)	183,735
8,129	Electronic Arts, Inc.(b)	183,553
11,606	EMC Corp.(b)	262,180
2,189	Informatica Corp.(b)	91,457
8,917	LSI Corp.(b)	60,725
7,506	Maxim Integrated Products, Inc.	173,013
25,648	Micron Technology, Inc.(b)	151,580
12,039	NVIDIA Corp.(b)	160,239
6,064	ON Semiconductor Corp.(b)	44,085
9,716	Oracle Corp.	272,728
3,231	Riverbed Technology, Inc.(b)	80,064
7,914	Seagate Technology PLC (Ireland)	91,644
1,431	VeriFone Systems, Inc.(b)	50,400
		2,372,647

	Total Common Stocks - 98.4%
	(Cost $14,917,697)	13,801,959

	Tracking Stock - 0.8%
	Communications - 0.8%
1,491	Liberty Media Corp. - Capital, Class A(b) (c)
	(Cost $97,256)	106,323

	Master Limited Partnership - 0.7%
	Financial - 0.7%
7,723	Blackstone Group, LP
	(Cost $129,991)	105,883

	Total Long-Term Investments - 99.9%
	(Cost $15,144,944)	14,014,165

	Investments of Collateral for Securities Loaned - 1.7%
239,535	BNY Mellon Securities Lending Overnight Fund, 0.093%(d) (e)
	(Cost $239,535)	239,535

	Total Investments - 101.6%
	(Cost $15,384,479)	14,253,700
	Liabilities in excess of Other Assets - (1.6%)	(223,634)

	Net Assets - 100.0%	$14,030,066

LP - Limited Partnership

NV - Publicly Traded Company

PLC - Public Limited Company

(a)	Security, or portion thereof, was on loan at August 31, 2011.

(b)	Non-income producing security.

(c)	A tracking stock is a security issued by a parent company to track the performance of a subsidiary, division, or line of business.

(d)	At August 31, 2011, the total market value of the Fund’s securities on loan was $234,063 and the total market value of the collateral held by the Fund was $239,535.

(e)	Interest rate shown reflects yield as of August 31, 2011.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

Annual Report | August 31, 2011 | 65

Portfolio of Investments continued

CSD | Guggenheim Spin-Off ETF

Number
of Shares	Description	Value

	Long-Term Investments - 99.8%
	Common Stocks - 93.0%
	Basic Materials - 4.9%
23,791	Clearwater Paper Corp.(a)	$875,985

	Communications - 19.0%
34,464	AOL, Inc.(a) (b)	536,949
34,949	EchoStar Corp., Class A(a)	851,008
16,296	Scripps Networks Interactive, Inc., Class A	698,284
107,167	TeleCommunication Systems, Inc., Class A(a)	406,163
13,533	Time Warner Cable, Inc.	886,411
		3,378,815

	Consumer, Cyclical - 8.9%
28,630	HSN, Inc.(a)	920,168
52,376	Interval Leisure Group, Inc.(a)	659,938
		1,580,106

	Consumer, Non-cyclical - 41.3%
28,348	Ascent Capital Group, Inc., Class A(a)	1,357,869
29,214	CareFusion Corp.(a)	748,170
19,741	Dr Pepper Snapple Group, Inc.	759,634
33,385	Hillenbrand, Inc.	681,054
22,079	Lender Processing Services, Inc.	389,474
9,999	Lorillard, Inc.	1,114,089
57,855	Myrexis, Inc.(a)	156,787
16,370	Philip Morris International, Inc.	1,134,769
48,226	Total System Services, Inc.	875,302
25,420	Tree.com, Inc.(a)	135,234
		7,352,382

	Financial - 12.5%
26,442	Altisource Portfolio Solutions SA (Luxembourg)(a)	921,504
39,109	Forestar Group, Inc.(a)	492,382
13,025	Virtus Investment Partners, Inc.(a)	798,563
		2,212,449

	Industrial - 6.4%
42,497	John Bean Technologies Corp.	671,453
36,294	Quanex Building Products Corp.	468,555
		1,140,008

	Total Common Stocks - 93.0%
	(Cost $16,341,337)	16,539,745

	Exchange Traded Fund - 0.3%
745	Vanguard Mid-Cap ETF
	(Cost $55,281)	53,826

	Master Limited Partnership - 6.5%
	Utilities - 6.5%
43,615	Brookfield Infrastructure Partners, LP (Bermuda)(b)
	(Cost $809,628)	1,156,233

	Total Long-Term Investments - 99.8%
	(Cost $17,206,246)	17,749,804

	Investments of Collateral for Securities Loaned - 3.7%
649,202	BNY Mellon Securities Lending Overnight Fund, 0.093%(c) (d)
	(Cost $649,202)	649,202

	Total Investments - 103.5%
	(Cost $17,855,448)	18,399,006
	Liabilities in excess of Other Assets - (3.5%)	(614,142)

	Net Assets - 100.0%	$17,784,864

LP - Limited Partnership

SA - Corporation

(a)	Non-income producing security.

(b)	Security, or portion thereof, was on loan at August 31, 2011.

(c)	At August 31, 2011, the total market value of the Fund’s securities on loan was $633,079 and the total market value of the collateral held by the Fund was $649,202.

(d)	Interest rate shown reflects yield as of August 31, 2011.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

66 | Annual Report | August 31, 2011

Portfolio of Investments continued

WXSP | Wilshire 4500 Completion ETF

Number
of Shares	Description	Value

	Long-Term Investments - 99.8%
	Common Stocks - 99.0%
	Basic Materials - 5.0%
78	A. Schulman, Inc.	$1,423
222	Albemarle Corp.	11,258
228	Allied Nevada Gold Corp.(a)	9,469
62	AMCOL International Corp.	1,804
57	Arch Chemicals, Inc.	2,675
145	Ashland, Inc.	7,686
84	Balchem Corp.	3,469
251	Boise, Inc.	1,559
106	Buckeye Technologies, Inc.	2,882
141	Cabot Corp.	4,855
102	Carpenter Technology Corp.	5,148
332	Celanese Corp., Series A	15,607
167	Century Aluminum Co.(a)	2,032
211	Chemtura Corp.(a)	2,794
66	Clearwater Paper Corp.(a)	2,430
216	Coeur d’Alene Mines Corp.(a)	6,145
95	Compass Minerals International, Inc.	7,183
113	Cytec Industries, Inc.	5,130
35	Deltic Timber Corp.	2,042
83	Domtar Corp.	6,667
235	Ferro Corp.(a)	1,967
80	Georgia Gulf Corp.(a)	1,695
227	Globe Specialty Metals, Inc.	3,802
61	Hawkins, Inc.	2,211
107	HB Fuller Co.	2,372
619	Hecla Mining Co.(a)	4,748
149	Horsehead Holding Corp.(a)	1,527
433	Huntsman Corp.	5,677
71	Innophos Holdings, Inc.	2,954
113	Intrepid Potash, Inc.(a)	3,867
43	Kaiser Aluminum Corp.	2,230
151	KapStone Paper and Packaging Corp.(a)	2,270
56	Kraton Performance Polymers, Inc.(a)	1,342
51	Materion Corp.(a)	1,464
35	Minerals Technologies, Inc.	2,030
140	Molycorp, Inc.(a)	7,913
387	Mosaic Co.	27,527
24	NewMarket Corp.	4,024
177	Olin Corp.	3,529
65	OM Group, Inc.(a)	2,056
197	Omnova Solutions, Inc.(a)	869
561	Paramount Gold and Silver Corp.(a) (b)	1,369
130	PH Glatfelter Co.	1,867
230	PolyOne Corp.	2,905
161	Reliance Steel & Aluminum Co.	6,672
140	Rockwood Holdings, Inc.(a)	7,140
122	Royal Gold, Inc.	9,355
261	RPM International, Inc.	5,439
50	Schnitzer Steel Industries, Inc., Class A	2,277
43	Schweitzer-Mauduit International, Inc.	2,579
107	Sensient Technologies Corp.	3,889
280	Solutia, Inc.(a)	4,866
388	Southern Copper Corp.	13,103
451	Spartech Corp.(a)	1,984
467	Steel Dynamics, Inc.	5,945
31	Stepan Co.	2,345
247	Stillwater Mining Co.(a)	3,801
272	US Gold Corp.(a)	1,684
199	Valspar Corp.	6,426
165	Wausau Paper Corp.	1,101
46	Westlake Chemical Corp.	2,114
129	WR Grace & Co.(a)	5,085
62	Zep, Inc.	1,093
		281,371

	Communications - 6.8%
44	AboveNet, Inc.	2,705
121	Acme Packet, Inc.(a)	5,698
790	ADPT Corp.(a)	2,259
121	ADTRAN, Inc.	3,758
151	AMC Networks, Inc., Class A(a)	5,587
80	Ancestry.com, Inc.(a)	2,857
52	Anixter International, Inc.	3,069
262	AOL, Inc.(a) (b)	4,082
280	Arris Group, Inc.(a)	3,058
257	Aruba Networks, Inc.(a)	5,482
30	Atlantic Tele-Network, Inc.	996
267	Belo Corp., Class A	1,455
84	Black Box Corp.	2,076
30	Blue Nile, Inc.(a) (b)	1,165
263	Ciena Corp.(a)	3,219
543	Cincinnati Bell, Inc.(a)	1,841
105	Clear Channel Outdoor Holdings, Inc., Class A(a)	1,202
146	Cogent Communications Group, Inc.(a)	2,070
116	comScore, Inc.(a)	1,850
74	Comtech Telecommunications Corp.	2,060

See notes to financial statements.

Annual Report | August 31, 2011 | 67

Portfolio of Investments continued

WXSP | Wilshire 4500 Completion ETF (continued)

Number
of Shares	Description	Value

	Communications (continued)
87	Consolidated Communications Holdings, Inc.	$1,663
90	Constant Contact, Inc.(a)	1,722
653	Crown Castle International Corp.(a)	28,360
734	Crown Media Holdings, Inc., Class A(a) (b)	969
112	DealerTrack Holdings, Inc.(a)	2,097
64	DG FastChannel, Inc.(a)	1,402
152	Dice Holdings, Inc.(a)	1,534
89	Digital River, Inc.(a)	1,791
117	DigitalGlobe, Inc.(a)	2,651
425	DISH Network Corp., Class A(a)	10,566
285	EarthLink, Inc.	2,103
131	EchoStar Corp., Class A(a)	3,190
62	Equinix, Inc.(a)	5,830
96	FactSet Research Systems, Inc.	8,438
249	Finisar Corp.(a)	4,597
65	GeoEye, Inc.(a)	2,351
151	Global Crossing Ltd. (Bermuda)(a)	4,296
892	Globalstar, Inc.(a) (b)	730
307	Harmonic, Inc.(a)	1,461
130	Harte-Hanks, Inc.	1,033
181	IAC/InterActiveCorp(a)	7,155
253	Infinera Corp.(a)	1,901
142	Infospace, Inc.(a)	1,358
111	InterDigital, Inc.	7,814
67	IPG Photonics Corp.(a)	3,885
164	Ixia(a)	1,409
110	j2 Global Communications, Inc.	3,514
119	John Wiley & Sons, Inc., Class A	5,806
147	Knology, Inc.(a)	2,004
202	Lamar Advertising Co., Class A(a)	4,224
202	Leap Wireless International, Inc.(a)	1,826
3,790	Level 3 Communications, Inc.(a) (b)	6,822
302	Liberty Global, Inc., Class A(a)	12,198
73	LogMeIn, Inc.(a)	2,281
159	LoopNet, Inc.(a)	2,792
57	Loral Space & Communications, Inc.(a)	3,226
73	Meredith Corp.(b)	1,883
1,143	Move, Inc.(a)	2,057
83	Netgear, Inc.(a)	2,308
148	NeuStar, Inc., Class A(a)	3,700
115	Neutral Tandem, Inc.(a)	1,367
476	New York Times Co., Class A(a) (b)	3,894
255	NIC, Inc.	2,963
334	NII Holdings, Inc.(a)	12,869
119	NTELOS Holdings Corp.	2,338
96	NutriSystem, Inc.	1,228
70	OpenTable, Inc.(a)	4,269
90	Oplink Communications, Inc.(a)	1,488
388	PAETEC Holding Corp.(a)	2,177
117	Perficient, Inc.(a)	1,030
94	Plantronics, Inc.	3,013
346	Polycom, Inc.(a)	8,235
679	Powerwave Technologies, Inc.(a) (b)	1,195
207	Premiere Global Services, Inc.(a)	1,731
162	Quinstreet, Inc.(a)	1,954
249	Rackspace Hosting, Inc.(a)	9,103
134	Responsys, Inc.(a)	1,951
631	RF Micro Devices, Inc.(a)	3,919
250	Sapient Corp.	2,682
222	SBA Communications Corp., Class A(a)	8,389
84	Scholastic Corp.	2,332
90	Shenandoah Telecommunications Co.	1,236
216	Shoretel, Inc.(a)	1,508
81	Shutterfly, Inc.(a)	4,346
9,453	Sirius XM Radio, Inc.(a)	17,015
765	Sonus Networks, Inc.(a)	1,981
75	Sourcefire, Inc.(a)	2,071
114	Sycamore Networks, Inc.	1,960
152	TeleCommunication Systems, Inc., Class A(a)	576
160	Telephone & Data Systems, Inc.	4,101
267	TIBCO Software, Inc.(a)	5,975
217	tw telecom, Inc.(a)	4,186
290	United Online, Inc.	1,572
34	United States Cellular Corp.(a)	1,470
362	UniTek Global Services, Inc.(a)	1,893
1,409	UTstarcom Holding Corp. (Cayman Islands)(a)	1,959
258	ValueClick, Inc.(a)	3,947
83	Viasat, Inc.(a)	2,947
545	Virgin Media, Inc.	13,821
111	VirnetX Holding Corp.(a) (b)	2,385
458	Vonage Holdings Corp.(a)	1,658
150	WebMD Health Corp.(a)	5,301
114	Websense, Inc.(a)	2,345
		383,816

See notes to financial statements.

68 | Annual Report | August 31, 2011

Portfolio of Investments continued

WXSP | Wilshire 4500 Completion ETF (continued)

Number
of Shares	Description	Value

	Consumer, Cyclical - 13.8%
173	99 Cents Only Stores(a)	$3,221
150	Advance Auto Parts, Inc.	9,108
75	Alaska Air Group, Inc.(a)	4,330
40	Allegiant Travel Co.(a)	1,878
166	American Axle & Manufacturing Holdings, Inc.(a)	1,552
512	American Eagle Outfitters, Inc.	5,668
89	Ameristar Casinos, Inc.	1,662
153	ANN, Inc.(a)	3,606
92	Asbury Automotive Group, Inc.(a)	1,731
122	Ascena Retail Group, Inc.(a)	3,467
57	Ascent Media Corp., Class A(a)	2,730
90	Bally Technologies, Inc.(a)	2,824
123	Beacon Roofing Supply, Inc.(a)	2,283
156	Bebe Stores, Inc.	1,070
264	Big 5 Sporting	1,962
5	Biglari Holdings, Inc.(a)	1,646
65	BJ’s Restaurants, Inc.(a)	3,001
931	BlueLinx Holdings, Inc.(a)	1,974
69	Bob Evans Farms, Inc.	2,191
241	BorgWarner, Inc.(a)	17,205
192	Boyd Gaming Corp.(a) (b)	1,200
203	Brightpoint, Inc.(a)	1,935
209	Brinker International, Inc.	4,719
119	Brown Shoe Co., Inc.	979
191	Brunswick Corp.	3,035
79	Buckle, Inc.(b)	3,113
42	Buffalo Wild Wings, Inc.(a)	2,588
117	Cabela’s, Inc.(a)	2,744
232	Callaway Golf Co.	1,304
128	Carter’s, Inc.(a)	3,959
104	Casey’s General Stores, Inc.	4,680
79	Cash America International, Inc.	4,415
84	Cato Corp., Class A	2,132
53	CEC Entertainment, Inc.	1,646
134	Cheesecake Factory, Inc.(a)	3,678
389	Chico’s FAS, Inc.	5,415
57	Childrens Place Retail Stores, Inc.(a) (b)	2,446
56	Choice Hotels International, Inc.	1,740
38	Churchill Downs, Inc.	1,664
188	Cinemark Holdings, Inc.	3,939
64	Coinstar, Inc.(a)	2,918
1,924	Coldwater Creek, Inc.(a)	2,039
35	Columbia Sportswear Co.	1,844
226	Cooper Tire & Rubber Co.	2,741
133	Copart, Inc.(a)	5,724
48	Cracker Barrel Old Country Store, Inc.	2,033
259	CROCS, Inc.(a)	7,086
335	Dana Holding Corp.(a)	4,271
96	Deckers Outdoor Corp.(a)	8,540
1,982	Delta Air Lines, Inc.(a)	14,924
167	Dick’s Sporting Goods, Inc.(a)	5,867
138	Dillard’s, Inc., Class A	6,387
43	DineEquity, Inc.(a)	1,802
125	Dollar General Corp.(a)	4,575
257	Dollar Tree, Inc.(a)	18,355
136	Domino’s Pizza, Inc.(a)	3,771
96	DreamWorks Animation SKG, Inc., Class A(a)	2,028
35	DSW, Inc., Class A	1,624
40	DTS, Inc.(a)	1,229
73	Ethan Allen Interiors, Inc.	1,255
344	Exide Technologies(a)	1,940
85	Express, Inc.	1,623
136	Ezcorp, Inc., Class A(a)	4,563
251	Federal-Mogul Corp.(a)	4,458
146	Finish Line, Inc. (The), Class A	2,935
89	First Cash Financial Services, Inc.(a)	4,157
345	Foot Locker, Inc.	7,200
240	Force Protection, Inc.(a)	982
105	Fossil, Inc.(a)	10,144
140	Fred’s, Inc., Class A	1,603
41	Fuel Systems Solutions, Inc.(a)	866
74	G-III Apparel(a)	2,091
64	G&K Services, Inc., Class A	1,806
101	Gaylord Entertainment Co.(a) (b)	2,539
1,805	General Motors Co.(a)	43,374
76	Genesco, Inc.(a)	4,030
85	GNC Holdings, Inc., Class A(a)	2,057
53	Group 1 Automotive, Inc.	2,213
138	Guess?, Inc.	4,707
173	Hanesbrands, Inc.(a)	4,941
352	Hawaiian Holdings, Inc.(a)	1,471
117	Herman Miller, Inc.	2,325
85	Hibbett Sports, Inc.(a)	3,184
91	HNI Corp.	1,876
1,143	Hovnanian Enterprises, Inc.(a)	1,875
91	HSN, Inc.(a)	2,925
103	Hyatt Hotels Corp., Class A(a)	3,658

See notes to financial statements.

Annual Report | August 31, 2011 | 69

Portfolio of Investments continued

WXSP | Wilshire 4500 Completion ETF (continued)

Number
of Shares	Description	Value

	Consumer, Cyclical (continued)
187	Iconix Brand Group, Inc.(a)	$3,661
322	Ingram Micro, Inc., Class A(a)	5,744
166	Interface, Inc., Class A	2,503
60	International Speedway Corp., Class A	1,510
114	Interval Leisure Group, Inc.(a)	1,436
113	Jack in the Box, Inc.(a)	2,347
598	JetBlue Airways Corp.(a)	2,601
195	Jones Group, Inc.	2,291
67	JOS A Bank Clothiers, Inc.(a)	3,434
123	Knoll, Inc.	1,946
1,119	Las Vegas Sands Corp.(a)	52,112
133	La-Z-Boy, Inc.(a)	1,170
601	Leapfrog Enterprises, Inc.(a)	1,983
82	Life Time Fitness, Inc.(a)	3,144
244	Liz Claiborne, Inc.(a) (b)	1,274
351	LKQ Corp.(a)	8,986
80	Lumber Liquidators Holdings, Inc.(a) (b)	1,211
157	Madison Square Garden Co., Class A(a)	3,793
94	Maidenform Brands, Inc.(a)	2,389
99	Men’s Wearhouse, Inc.	2,862
77	Meritage Homes Corp.(a)	1,442
262	Meritor, Inc.(a)	2,214
711	MGM Resorts International(a)	7,871
103	Mobile Mini, Inc.(a)	1,962
129	Modine Manufacturing Co.(a)	1,486
126	Mohawk Industries, Inc.(a)	6,243
110	MSC Industrial Direct Co., Class A	6,784
39	MWI Veterinary Supply, Inc.(a)	2,886
110	National CineMedia, Inc.	1,559
131	Navistar International Corp.(a)	5,423
123	Nu Skin Enterprises, Inc., Class A	5,202
14	NVR, Inc.(a)	8,911
218	Orient-Express Hotels Ltd., Class A (Bermuda)(a)	1,709
66	Oshkosh Corp.(a)	1,302
127	Owens & Minor, Inc.	3,739
65	Panera Bread Co., Class A(a)	7,485
87	Pantry, Inc.(a)	1,088
68	Papa John’s International, Inc.(a)	2,023
169	Penn National Gaming, Inc.(a)	6,728
83	Penske Automotive Group, Inc.	1,514
165	PEP Boys-Manny Moe & Jack	1,630
247	PetSmart, Inc.	10,418
58	PF Chang’s China Bistro, Inc.	1,748
334	Pier 1 Imports, Inc.(a)	3,567
186	Pinnacle Entertainment, Inc.(a)	2,552
66	Polaris Industries, Inc.	7,251
101	Pool Corp.	2,619
61	Pricesmart, Inc.	3,993
128	PVH Corp.	8,532
388	Quiksilver, Inc.(a)	1,622
371	RadioShack Corp.	4,827
198	Regal Entertainment Group, Class A(b)	2,588
148	Regis Corp.	2,186
1,505	Rite Aid Corp.(a)	1,656
327	Royal Caribbean Cruises Ltd. (Liberia)	8,489
179	Ruby Tuesday, Inc.(a)	1,491
310	Saks, Inc.(a)	3,001
208	Sally Beauty Holdings, Inc.(a)	3,515
55	Scansource, Inc.(a)	1,702
164	Scientific Games Corp., Class A(a)	1,447
190	Select Comfort Corp.(a)	3,017
177	Shuffle Master, Inc.(a)	1,568
154	Signet Jewelers Ltd. (Bermuda)	5,997
139	Skechers U.S.A., Inc., Class A(a)	2,242
141	Skywest, Inc.	1,798
154	Sonic Corp.(a)	1,428
101	Stage Stores, Inc.	1,649
198	Steelcase, Inc., Class A	1,639
114	Steven Madden Ltd.(a)	4,118
81	Superior Industries International, Inc.	1,395
705	Talbots, Inc.(a)	2,073
143	Tempur-Pedic International, Inc.(a)	8,328
122	Tenneco, Inc.(a)	4,003
89	Tesla Motors, Inc.(a) (b)	2,202
168	Texas Roadhouse, Inc.	2,402
159	Thor Industries, Inc.	3,535
80	Timberland Co., Class A(a)	3,435
320	TiVo, Inc.(a)	3,392
253	Toll Brothers, Inc.(a)	4,349
53	Toro Co.	2,892
142	Tractor Supply Co.	8,715
80	True Religion Apparel, Inc.(a)	2,440
227	TRW Automotive Holdings Corp.(a)	9,464
89	Ulta Salon Cosmetics & Fragrance, Inc.(a)	5,258
79	Under Armour, Inc., Class A(a)	5,598
32	Unifirst Corp.	1,657
771	United Continental Holdings, Inc.(a)	14,333

See notes to financial statements.

70 | Annual Report | August 31, 2011

Portfolio of Investments continued

WXSP | Wilshire 4500 Completion ETF (continued)

Number
of Shares	Description	Value

	Consumer, Cyclical (continued)
84	United Stationers, Inc.	$2,649
70	Universal Electronics, Inc.(a)	1,362
363	US Airways Group, Inc.(a)	2,029
30	Vail Resorts, Inc.	1,213
44	Vitamin Shoppe(a)	1,949
135	WABCO Holdings, Inc.(a)	6,298
106	Warnaco Group, Inc.(a)	5,655
55	Watsco, Inc.	3,281
1,114	Wendy’s Co.	5,425
107	WESCO International, Inc.(a)	4,611
398	Wet Seal, Inc., Class A(a)	2,006
177	Williams-Sonoma, Inc.	5,860
169	Winnebago Industries(a)	1,327
42	WMS Industries, Inc.(a)	916
111	Wolverine World Wide, Inc.	4,042
127	World Fuel Services Corp.	4,717
74	Zumiez, Inc.(a)	1,368
		777,433

	Consumer, Non-cyclical - 18.3%
168	Aaron’s, Inc.	4,476
68	Abaxis, Inc.(a)	1,691
95	ABM Industries, Inc.	1,942
171	ACCO Brands Corp.(a)	1,166
72	Accretive Health, Inc.(a) (b)	1,932
405	Accuray, Inc.(a)	2,001
96	Acorda Therapeutics, Inc.(a)	2,501
385	Advance America Cash Advance Centers, Inc.	3,219
49	Advisory Board Co.(a)	3,047
230	Affymetrix, Inc.(a)	1,288
48	Air Methods Corp.(a)	3,194
191	Akorn, Inc.(a)	1,536
162	Alere, Inc.(a)	4,045
344	Alexion Pharmaceuticals, Inc.(a)	19,933
152	Align Technology, Inc.(a)	2,903
181	Alkermes, Inc.(a)	3,139
117	Alliance Data Systems Corp.(a)	10,929
289	Alliance One International, Inc.(a)	922
86	American Greetings Corp., Class A	1,825
49	American Public Education, Inc.(a)	2,020
106	AMERIGROUP Corp.(a)	5,244
82	Amsurg Corp.(a)	1,856
55	Andersons, Inc.	2,212
158	Angiodynamics, Inc.(a)	2,275
83	Arbitron, Inc.	3,117
115	Ardea Biosciences, Inc.(a)	1,866
25	Arden Group, Inc.	2,039
1,493	Arena Pharmaceuticals, Inc.(a)	1,941
425	Ariad Pharmaceuticals, Inc.(a)	4,182
73	Arthrocare Corp.(a)	2,367
106	Assisted Living Concepts, Inc., Class A	1,424
95	Auxilium Pharmaceuticals, Inc.(a)	1,616
676	AVANIR Pharmaceuticals, Inc.(a)	1,920
1,575	AVI BioPharma, Inc.(a)	1,953
225	Avis Budget Group, Inc.(a)	2,959
169	B&G Foods, Inc.	3,077
236	BioMarin Pharmaceutical, Inc.(a)	6,982
45	Bio-Rad Laboratories, Inc., Class A(a)	4,515
98	Bio-Reference Labs, Inc.(a)	1,984
16	Boston Beer Co., Inc., Class A(a)	1,297
59	Bridgepoint Education, Inc.(a) (b)	1,303
266	Brookdale Senior Living, Inc.(a)	4,285
193	Bruker Corp.(a)	2,746
316	Bunge Ltd. (Bermuda)	20,448
62	Cal-Maine Foods, Inc.	2,013
77	Cantel Medical Corp.	1,920
72	Cardtronics, Inc.(a)	1,783
88	Catalyst Health Solutions, Inc.(a)	4,727
224	CBIZ, Inc.(a)	1,525
1,740	Cell Therapeutics, Inc.(a)	2,053
122	Centene Corp.(a)	3,891
174	Central Garden and Pet Co., Class A(a)	1,369
144	Cepheid, Inc.(a)	5,221
162	Charles River Laboratories International, Inc.(a)	5,365
49	Chemed Corp.	2,844
111	Chiquita Brands International, Inc.(a)	1,144
298	Church & Dwight Co., Inc.	12,975
37	Coca-Cola Bottling Co. Consolidated	2,072
186	Conceptus, Inc.(a)	1,972
80	CONMED Corp.(a)	1,876
29	Consolidated Graphics, Inc.(a)	1,119
291	Convergys Corp.(a)	3,099
86	Cooper Cos., Inc.	6,473
171	Corn Products International, Inc.	7,996
82	Corporate Executive Board Co.	2,699
245	Corrections Corp. of America(a)	5,559
46	CoStar Group, Inc.(a)	2,354
142	Covance, Inc.(a)	7,038

See notes to financial statements.

Annual Report | August 31, 2011 | 71

Portfolio of Investments continued

WXSP | Wilshire 4500 Completion ETF (continued)

Number
of Shares	Description	Value

	Consumer, Non-cyclical (continued)
120	Cubist Pharmaceuticals, Inc.(a)	$4,163
91	Cyberonics, Inc.(a)	2,567
124	Deluxe Corp.	2,744
233	Depomed, Inc.(a)	1,449
148	DexCom, Inc.(a)	1,780
104	DFC Global Corp.(a)	2,295
46	Diamond Foods, Inc.	3,628
119	Dole Food Co., Inc.(a)	1,341
48	Education Management Corp.(a) (b)	755
84	Elizabeth Arden, Inc.(a)	2,706
92	Emergent Biosolutions, Inc.(a)	1,662
85	Emeritus Corp.(a)	1,487
255	Endo Pharmaceuticals Holdings, Inc.(a)	8,137
96	Ennis, Inc.	1,524
182	Enzon Pharmaceuticals, Inc.(a)	1,556
135	Euronet Worldwide, Inc.(a)	2,196
312	Exelixis, Inc.(a)	2,334
98	ExlService Holdings, Inc.(a)	2,543
340	Farmer Bros Co.	1,928
67	Fleetcor Technologies, Inc.(a)	1,903
297	Flowers Foods, Inc.	5,658
55	Forrester Research, Inc.	1,854
93	Fresh Del Monte Produce, Inc. (Cayman Islands)	2,245
120	FTI Consulting, Inc.(a)	4,366
191	Gartner, Inc.(a)	6,803
111	Genomic Health, Inc.(a)	2,708
238	Genpact Ltd. (Bermuda)(a)	3,944
105	Gen-Probe, Inc.(a)	6,297
119	Geo Group, Inc.(a)	2,555
681	Global Cash Access Holdings, Inc.(a)	2,043
139	Global Payments, Inc.	6,370
61	Grand Canyon Education, Inc.(a)	949
84	Greatbatch, Inc.(a)	1,877
59	Green Dot Corp. - Class A, Class A(a)	1,929
246	Green Mountain Coffee Roasters, Inc.(a)	25,766
180	Grifols SA - ADR (Spain)(a)	1,238
60	Haemonetics Corp.(a)	3,751
116	Hain Celestial Group, Inc.(a)	3,669
326	Halozyme Therapeutics, Inc.(a)	2,217
98	Hanger Orthopedic Group, Inc.(a)	1,840
146	Hansen Natural Corp.(a)	12,457
283	HCA Holdings, Inc.(a)	5,668
747	Health Management Associates, Inc., Class A(a)	6,140
211	Health NET, Inc.(a)	5,210
158	Healthcare Services Group, Inc.	2,477
221	Healthsouth Corp.(a)	4,727
147	Healthspring, Inc.(a)	5,739
91	Healthways, Inc.(a)	1,143
111	Heartland Payment Systems, Inc.	2,388
47	HeartWare International, Inc.(a) (b)	2,952
54	Heidrick & Struggles International, Inc.	1,122
67	Helen of Troy Ltd. (Bermuda)(a)	2,011
194	Henry Schein, Inc.(a)	12,787
254	Herbalife Ltd. (Cayman Islands)	14,173
327	Hertz Global Holdings, Inc.(a)	3,662
144	Hillenbrand, Inc.	2,938
146	Hill-Rom Holdings, Inc.	4,424
195	HMS Holdings Corp.(a)	5,115
492	Hologic, Inc.(a)	8,187
73	Huron Consulting Group, Inc.(a)	2,321
73	ICF International, Inc.(a)	1,655
45	ICU Medical, Inc.(a)	1,854
334	Idenix Pharmaceuticals, Inc.(a)	1,941
77	IDEXX Laboratories, Inc.(a)	6,143
257	Illumina, Inc.(a)	13,390
218	Immunogen, Inc.(a)	2,367
153	Impax Laboratories, Inc.(a)	3,010
317	Incyte Corp. Ltd.(a) (b)	5,094
95	Insulet Corp.(a)	1,661
46	Integra LifeSciences Holdings Corp.(a)	1,834
98	InterMune, Inc.(a)	2,636
70	Invacare Corp.	1,758
48	IPC The Hospitalist Co., Inc.(a)	1,925
239	Isis Pharmaceuticals, Inc.(a)	1,790
87	ITT Educational Services, Inc.(a) (b)	6,278
52	J&J Snack Foods Corp.	2,632
176	Jarden Corp.	5,111
82	Jazz Pharmaceuticals, Inc.(a)	3,517
66	K12, Inc.(a)	1,774
72	KAR Auction Services, Inc.(a)	1,056
88	Kelly Services, Inc., Class A	1,338
78	Kenexa Corp.(a)	1,642
121	Kforce, Inc.(a)	1,256
528	Kid Brands, Inc.(a)	1,969
113	Kindred Healthcare, Inc.(a)	1,462
119	Kinetic Concepts, Inc.(a)	8,037
108	Korn/Ferry International(a)	1,756

See notes to financial statements.

72 | Annual Report | August 31, 2011

Portfolio of Investments continued

WXSP | Wilshire 4500 Completion ETF (continued)

Number
of Shares	Description	Value

	Consumer, Non-cyclical (continued)
44	Lancaster Colony Corp.	$2,667
32	Landauer, Inc.	1,650
100	Lender Processing Services, Inc.	1,764
1,201	Lexicon Pharmaceuticals, Inc.(a)	1,633
56	LHC Group, Inc.(a)	1,119
104	LifePoint Hospitals, Inc.(a)	3,817
168	Lincare Holdings, Inc.	3,617
348	Live Nation Entertainment, Inc.(a)	3,219
135	Luminex Corp.(a)	3,109
34	M&F Worldwide Corp.(a)	745
80	Magellan Health Services, Inc.(a)	3,990
100	MAKO Surgical Corp.(a) (b)	3,590
700	MannKind Corp.(a)	2,114
192	Manpower, Inc.	7,734
81	MAP Pharmaceuticals, Inc.(a)	1,134
128	Masimo Corp.	3,158
80	MAXIMUS, Inc.	2,959
66	McGrath Rentcorp	1,573
193	Medicines Co.(a)	2,814
153	Medicis Pharmaceutical Corp., Class A	5,952
56	Medifast, Inc.(a)	919
164	Medivation, Inc.(a)	2,652
103	Mednax, Inc.(a)	6,727
111	Meridian Bioscience, Inc.	2,054
135	Merit Medical Systems, Inc.(a)	1,964
218	Micromet, Inc.(a)	1,049
105	Molina Healthcar(a)	2,019
145	Momenta Pharmaceuticals, Inc.(a)	2,453
943	MoneyGram International, Inc.(a)	2,424
93	Monro Muffler Brake, Inc.	3,676
58	Morningstar, Inc.	3,460
216	Myriad Genetics, Inc.(a)	4,283
39	Nash Finch Co.	1,240
73	National Healthcare Corp.	2,513
121	Natus Medical, Inc.(a)	1,268
134	Navigant Consulting, Inc.(a)	1,272
72	Neogen Corp.(a)	2,500
177	Neurocrine Biosciences, Inc.(a)	1,087
1,021	Novavax, Inc.(a)	1,884
241	NPS Pharmaceuticals, Inc.(a)	1,798
130	NxStage Medical, Inc.(a)	2,391
282	Omnicare, Inc.	8,378
151	Onyx Pharmaceuticals, Inc.(a)	5,139
445	Opko Health, Inc.(a) (b)	1,860
102	Optimer Pharmaceuticals, Inc.(a) (b)	1,015
46	Orthofix International NV (Curacao)(a)	1,686
105	Par Pharmaceutical Cos., Inc.(a)	3,122
133	Parexel International Corp.(a)	2,711
345	PDL BioPharma, Inc.	2,108
41	Peet’s Coffee & Tea, Inc.(a)	2,388
196	Perrigo Co.	18,569
244	Pharmaceutical Product Development, Inc.	7,681
157	Pharmacyclics, Inc.(a)	1,809
90	Pharmasset, Inc.(a)	11,819
104	PharMerica Corp.(a)	1,532
127	PHH Corp.(a)	2,409
565	Pilgrim’s Pride Corp.(a)	1,966
189	Prestige Brands Holdings, Inc.(a)	2,036
186	Protalix BioTherapeutics, Inc.(a)	883
128	PSS World Medical, Inc.(a)	3,018
239	Questcor Pharmaceuticals, Inc.(a)	7,182
123	Quidel Corp.(a)	1,879
105	Ralcorp Holdings, Inc.(a)	9,090
136	Regeneron Pharmaceuticals, Inc.(a)	8,028
146	Rent-A-Center, Inc.	4,114
361	ResMed, Inc.(a)	11,180
102	Resources Connection, Inc.	1,067
168	Rigel Pharmaceuticals, Inc.(a)	1,324
88	Rollins, Inc.	1,840
283	RSC Holdings, Inc.(a)	2,253
89	Ruddick Corp.	3,639
125	Salix Pharmaceuticals Ltd.(a)	3,806
47	Sanderson Farms, Inc.(b)	1,842
104	Scotts Miracle-GRO Co., Class A	5,050
1	Seaboard Corp.	2,309
264	Seattle Genetics, Inc.(a) (b)	4,591
290	Select Medical Holdings Corp.(a)	2,103
242	Sequenom, Inc.(a)	1,483
421	Service Corp. International	4,303
152	SFN Group, Inc.(a)	2,130
90	Sirona Dental Systems, Inc.(a)	4,199
270	Smart Balance, Inc.(a)	1,363
349	Smithfield Foods, Inc.(a)	7,650
186	Snyders-Lance, Inc.	4,142
61	SonoSite, Inc.(a)	1,779
151	Sotheby’s	5,619
92	Spartan Stores, Inc.	1,485

See notes to financial statements.

Annual Report | August 31, 2011 | 73

Portfolio of Investments continued

WXSP | Wilshire 4500 Completion ETF (continued)

Number
of Shares	Description	Value

	Consumer, Non-cyclical (continued)
247	Staar Surgical Co.(a)	$2,023
31	Steiner Leisure Ltd. (Bahamas)(a)	1,237
119	STERIS Corp.	3,829
263	Stewart Enterprises, Inc., Class A	1,594
149	SuccessFactors, Inc.(a)	3,481
66	Targacept, Inc.(a)	1,074
88	Team Health Holdings, Inc.(a)	1,645
82	Team, Inc.(a)	2,045
80	Techne Corp.	5,798
120	Tejon Ranch Co.(a)	3,263
87	Teleflex, Inc.	5,004
101	TeleTech Holdings, Inc.(a)	1,792
152	Theravance, Inc.(a)	2,888
126	Thoratec Corp.(a)	4,317
77	TNS, Inc.(a)	1,306
49	Tootsie Roll Industries, Inc.(b)	1,242
181	Towers Watson & Co., Class A	10,677
52	TreeHouse Foods, Inc.(a)	2,849
82	Triple-S Management Corp., Class B (Puerto Rico)(a)	1,398
121	TrueBlue, Inc.(a)	1,700
119	Tupperware Brands Corp.	7,914
74	United Natural Foods, Inc.(a)	3,010
198	United Rentals, Inc.(a)	3,303
103	United Therapeutics Corp.(a)	4,444
181	Universal American Corp.	1,989
45	Universal Corp.	1,831
193	Universal Health Services, Inc., Class B	8,029
67	Universal Technical Institute, Inc.(a)	976
64	USANA Health Sciences, Inc.(a) (b)	1,647
90	Valassis Communications, Inc.(a)	2,274
251	VCA Antech, Inc.(a)	4,646
109	Vector Group Ltd.(b)	2,036
261	Verisk Analytics, Inc., Class A(a)	9,093
400	Vertex Pharmaceuticals, Inc.(a)	18,108
74	Viad Corp.	1,522
207	Viropharma, Inc.(a)	4,101
265	Vivus, Inc.(a)	2,210
99	Volcano Corp.(a)	2,965
53	WD-40 Co.	2,180
144	Weight Watchers International, Inc.	8,715
31	Weis Markets, Inc.	1,212
84	WellCare Health Plans, Inc.(a)	3,850
69	West Pharmaceutical Services, Inc.	2,768
144	Winn-Dixie Stores, Inc.(a)	1,110
80	Wright Express Corp.(a)	3,371
122	Wright Medical Group, Inc.(a)	1,870
66	Zoll Medical Corp.(a)	2,949
		1,034,563

	Diversified - 0.0%*
402	Harbinger Group, Inc.(a)	1,841

	Energy - 6.4%
103	Amyris, Inc.(a)	2,067
43	Approach Resources, Inc.(a)	798
468	Arch Coal, Inc.	9,505
135	ATP Oil & Gas Corp.(a) (b)	1,818
128	Atwood Oceanics, Inc.(a)	5,388
78	Basic Energy SVS(a)	1,705
99	Berry Petroleum Co., Class A	4,854
96	Bill Barrett Corp.(a)	4,603
314	Brigham Exploration Co.(a)	9,137
42	CARBO Ceramics, Inc.	6,726
88	Carrizo Oil & Gas, Inc.(a)	2,642
193	Cheniere Energy, Inc.(a) (b)	1,496
183	Cimarex Energy Co.	13,009
129	Clean Energy Fuels Corp.(a) (b)	1,699
123	Cloud Peak Energy, Inc.(a)	2,460
173	Complete Production Services, Inc.(a)	5,027
114	Comstock Resources, Inc.(a)	2,320
166	Concho Resources, Inc.(a)	14,434
51	Contango Oil & Gas Co.(a)	3,092
68	Continental Resources, Inc.(a)	3,801
285	Covanta Holding Corp.	4,680
160	Crosstex Energy, Inc.	1,870
90	CVR Energy, Inc.(a)	2,562
150	Dresser-Rand Group, Inc.(a)	6,367
90	Dril-Quip, Inc.(a)	5,823
142	Energen Corp.	6,972
150	Energy Partners Ltd.(a)	1,998
223	Energy XXI Bermuda Ltd. (Bermuda)(a)	5,979
475	EXCO Resources, Inc.	6,356
254	Flotek Industries, Inc.(a)	1,760
203	Forest Oil Corp.(a)	3,952
307	Global Industries Ltd.(a)	1,354
78	Goodrich Petroleum Corp.(a) (b)	1,250
132	Gulfport Energy Corp.(a)	3,815
922	Headwaters, Inc.(a)	1,982
273	Helix Energy Solutions Group, Inc.(a)	4,611

See notes to financial statements.

74 | Annual Report | August 31, 2011

Portfolio of Investments continued

WXSP | Wilshire 4500 Completion ETF (continued)

Number
of Shares	Description	Value

	Energy (continued)
590	Hercules Offshore, Inc.(a)	$2,490
238	HollyFrontier Corp.	17,079
83	Hornbeck Offshore Services, Inc.(a)	2,024
792	Hyperdynamics Corp.(a) (b)	3,548
387	ION Geophysical Corp.(a)	2,736
80	James River Coal Co.(a)	866
324	Key Energy Services, Inc.(a)	4,662
575	Kodiak Oil & Gas Corp. (Canada)(a)	3,450
78	Lufkin Industries, Inc.	4,854
226	Magnum Hunter Resources Corp.(a)	1,015
353	McMoRan Exploration Co.(a)	4,543
285	Newpark Resources, Inc.(a)	2,360
127	Northern Oil and Gas, Inc.(a) (b)	2,593
110	Oasis Petroleum, Inc.(a)	2,926
262	Oceaneering International, Inc.	11,185
96	Oil States International, Inc.(a)	6,344
22	OYO Geospace Corp.(a)	1,621
340	Parker Drilling Co.(a)	1,935
202	Patriot Coal Corp.(a)	2,975
358	Patterson-UTI Energy, Inc.	8,750
60	Petroleum Development Corp.(a)	1,429
269	Petroquest Energy, Inc.(a)	2,044
187	Pioneer Drilling Co.(a)	2,364
281	Plains Exploration & Production Co.(a)	8,264
328	Quicksilver Resources, Inc.(a) (b)	3,126
124	Rex Energy Corp.(a)	1,524
176	Rosetta Resources, Inc.(a)	8,087
175	RPC, Inc.	4,533
972	SandRidge Energy, Inc.(a)	7,134
49	SEACOR Holdings, Inc.	4,348
148	SM Energy Co.	11,322
127	Stone Energy Corp.(a)	3,354
169	Superior Energy Services, Inc.(a)	5,969
83	Swift Energy Co.(a)	2,561
117	Tesco Corp. (Canada)(a)	1,954
174	TETRA Technologies, Inc.(a)	1,784
351	Ultra Petroleum Corp. (Canada)(a)	11,759
89	Unit Corp.(a)	4,244
92	Venoco, Inc.(a)	1,065
132	Walter Energy, Inc.	10,790
301	Western Refining, Inc.(a)	5,249
228	Whiting Petroleum Corp.(a)	10,741
		359,513

	Financial - 21.2%
141	Acadia Realty Trust, REIT	2,972
102	Affiliated Managers Group, Inc.(a)	8,890
89	Air Lease Corp.(a)	2,030
230	Aircastle Ltd. (Bermuda)	2,707
7	Alexander’s, Inc., REIT	3,030
129	Alexandria Real Estate Equities, Inc., REIT	9,393
14	Alleghany Corp.(a)	4,185
81	Allied World Assurance Co. Holdings Ltd. (Switzerland)	4,204
200	Alterra Capital Holdings Ltd. (Bermuda)	4,080
108	Altisource Portfolio Solutions SA (Luxembourg)(a)	3,764
127	American Campus Communities, Inc., REIT	4,954
151	American Capital Agency Corp., REIT	4,305
969	American Capital Ltd.(a)	8,440
201	American Equity Investment Life Holding Co.	2,030
158	American Financial Group, Inc.	5,258
63	American National Insurance Co.	4,722
103	Amtrust Financial Services, Inc.	2,492
1,661	Annaly Capital Management, Inc., REIT	30,114
487	Anworth Mortgage Asset Corp., REIT	3,502
120	Apollo Commercial Real Estate Finance, Inc., REIT	1,804
388	Apollo Investment Corp.	3,527
228	Arch Capital Group Ltd. (Bermuda)(a)	7,679
87	Argo Group International Holdings Ltd. (Bermuda)	2,393
69	Arrow Financial Corp.	1,636
177	Arthur J Gallagher & Co.	4,993
248	Artio Global Investors, Inc.(b)	2,254
260	Ashford Hospitality Trust, Inc., REIT	2,106
187	Aspen Insurance Holdings Ltd. (Bermuda)	4,490
386	Associated Banc-Corp.	4,246
146	Associated Estates Realty Corp., REIT	2,584
303	Assured Guaranty Ltd. (Bermuda)	4,087
171	Astoria Financial Corp.	1,746
225	Axis Capital Holdings Ltd. (Bermuda)	6,449
36	Bancfirst Corp.	1,286
186	BancorpSouth, Inc.(b)	2,100
389	Bank Mutual Corp.	1,237
95	Bank of Hawaii Corp.	3,949
114	Bank of the Ozarks, Inc.	2,590
151	Beneficial Mutual Bancorp, Inc.(a)	1,184
232	BGC Partners, Inc., Class A	1,524
264	BioMed Realty Trust, Inc., REIT	4,829
41	BOK Financial Corp.	2,017
203	Boston Private Financial Holdings, Inc.	1,265
346	Brandywine Realty Trust, REIT	3,439

See notes to financial statements.

Annual Report | August 31, 2011 | 75

Portfolio of Investments continued

WXSP | Wilshire 4500 Completion ETF (continued)

Number
of Shares	Description	Value

	Financial (continued)
125	BRE Properties, Inc., REIT	$6,283
103	Bridge Bancorp, Inc.(b)	2,024
446	Brookfield Office Properties, Inc. (Canada)	7,484
195	Brookline Bancorp, Inc.	1,642
270	Brown & Brown, Inc.	5,673
155	Calamos Asset Management, Inc., Class A	1,827
141	Camden Property Trust, REIT	9,422
720	CapitalSource, Inc.	4,572
270	Capitol Federal Financial, Inc.	2,897
277	Capstead Mortgage Corp., REIT	3,687
235	Cathay General Bancorp	3,013
362	CBL & Associates Properties, Inc., REIT	5,325
82	Cedar Shopping Centers, Inc., REIT	302
320	Centerstate Banks, Inc.	1,907
107	Central Pacific Financial Corp.(a)	1,304
89	Chemical Financial Corp.	1,539
1,219	Chimera Investment Corp., REIT	3,694
449	CIT Group, Inc.(a)	15,522
169	Citizens Republic Bancorp, Inc.(a)	1,337
62	City Holding Co.	1,883
84	City National Corp.	3,771
48	CNA Financial Corp.	1,172
616	CNO Financial Group, Inc.(a)	3,961
249	Cogdell Spencer, Inc., REIT	1,063
59	Cohen & Steers, Inc.	2,282
205	Colonial Properties Trust, REIT	4,309
152	Colony Financial, Inc., REIT	2,345
89	Columbia Banking System, Inc.	1,455
160	Commerce Bancshares, Inc.	6,331
221	CommonWealth, REIT	4,544
99	Community Bank System, Inc.	2,478
73	Community Trust Bancorp, Inc.	1,843
91	Consolidated-Tomoka Land Co.	2,553
253	Corporate Office Properties Trust, REIT	6,778
345	Cousins Properties, Inc., REIT	2,491
585	Cowen Group, Inc., Class A(a)	2,036
34	Credit Acceptance Corp.(a)	2,351
113	Cullen/Frost Bankers, Inc.	5,762
288	CVB Financial Corp.	2,511
270	Cypress Sharpridge Investments, Inc., REIT(b)	3,605
609	DCT Industrial Trust, Inc., REIT	2,747
105	Delphi Financial Group, Inc., Class A	2,539
493	Developers Diversified Realty Corp., REIT	6,108
388	DiamondRock Hospitality Co., REIT	3,003
137	Digital Realty Trust, Inc., REIT	8,186
144	Dime Community Bancshares, Inc.	1,737
294	Douglas Emmett, Inc., REIT	5,304
146	Duff & Phelps Corp., Class A	1,657
608	Duke Realty Corp., REIT	7,217
168	DuPont Fabros Technology, Inc., REIT(b)	3,889
168	Dynex Capital, Inc., REIT	1,542
397	East West Bancorp, Inc.	6,626
77	EastGroup Properties, Inc., REIT	3,112
219	Eaton Vance Corp.	5,346
293	Education Realty Trust, Inc., REIT	2,637
94	eHealth, Inc.(a)	1,198
145	Employers Holdings, Inc.	1,773
94	Encore Capital Group, Inc.(a)	2,225
119	Endurance Specialty Holdings Ltd. (Bermuda)	4,303
26	Enstar Group Ltd. (Bermuda)(a)	2,677
88	Entertainment Properties Trust, REIT	3,707
105	Equity Lifestyle Properties, Inc., REIT	7,237
80	Equity One, Inc., REIT	1,441
64	Erie Indemnity Co., Class A	4,706
52	Essex Property Trust, Inc., REIT	7,465
57	Evercore Partners, Inc., Class A	1,495
117	Everest RE Group Ltd. (Bermuda)	9,442
215	Excel Trust, Inc., REIT	2,316
249	Extra Space Storage, Inc., REIT	5,354
5,261	Fannie Mae(a)	1,578
50	FBL Financial Group, Inc., Class A	1,459
90	Federal Realty Investment Trust, REIT	8,150
439	FelCor Lodging Trust, Inc., REIT(a)	1,506
566	Fidelity National Financial, Inc., Class A	9,616
193	Fifth Street Finance Corp.(b)	1,913
88	Financial Engines, Inc.(a)	1,961
247	First American Financial Corp.	3,767
18	First Citizens BancShares, Inc., Class A	2,862
312	First Commonwealth Financial Corp.	1,404
147	First Financial Bancorp	2,348
82	First Financial Bankshares, Inc.(b)	2,428
279	First Industrial Realty Trust, Inc., REIT(a)	2,634
196	First Midwest Bancorp, Inc.	1,721
428	First Niagara Financial Group, Inc.	4,605
140	First Potomac Realty Trust, REIT	1,813
513	First South Bancorp, Inc.	2,067
192	FirstMerit Corp.	2,392

See notes to financial statements.

76 | Annual Report | August 31, 2011

Portfolio of Investments continued

WXSP | Wilshire 4500 Completion ETF (continued)

Number
of Shares	Description	Value

	Financial (continued)
3,077	Flagstar Bancorp, Inc.(a)	$1,877
198	Flagstone Reinsurance Holdings SA (Luxembourg)	1,406
127	Flushing Financial Corp.	1,458
334	FNB Corp.	2,996
366	Forest City Enterprises, Inc., Class A(a)	4,864
99	Forestar Group, Inc.(a)	1,246
187	Franklin Street Properties Corp., REIT	2,438
4,181	Freddie Mac(a) (b)	1,339
452	Fulton Financial Corp.	4,145
941	General Growth Properties, Inc., REIT	12,835
72	Getty Realty Corp., REIT	1,369
194	GFI Group, Inc.	848
183	Glacier Bancorp, Inc.	2,106
306	Glimcher Realty Trust, REIT	2,604
99	Government Properties Income Trust, REIT	2,319
96	Greenlight Capital RE Ltd., Class A (Cayman Islands)(a)	2,153
2,817	Grubb & Ellis Co.(a)	1,587
272	Hampton Roads Bankshares, Inc.(a)	2,138
180	Hancock Holding Co.	5,621
119	Hanover Insurance Group, Inc.	4,227
44	Harleysville Group, Inc.	1,261
135	Hatteras Financial Corp., REIT	3,727
252	HCC Insurance Holdings, Inc.	7,368
272	Healthcare Realty Trust, Inc., REIT	4,757
379	Hersha Hospitality Trust, REIT	1,406
101	Higher One Holdings, Inc.(a) (b)	1,616
156	Highwoods Properties, Inc., REIT	5,111
164	Hilltop Holdings, Inc.(a)	1,278
104	Home Bancshares, Inc.	2,442
79	Home Properties, Inc., REIT	5,283
135	Horace Mann Educators Corp.	1,798
290	Hospitality Properties Trust, REIT	6,809
57	Howard Hughes Corp.(a)	3,083
68	Iberiabank Corp.	3,274
79	Independent Bank Corp.	1,884
1,422	Independent Bank Corp.(a) (b)	2,816
48	Infinity Property & Casualty Corp.	2,450
290	Inland Real Estate Corp., REIT	2,352
179	Interactive Brokers Group, Inc., Class A	2,687
150	International Bancshares Corp.	2,348
164	Invesco Mortgage Capital, Inc., REIT	2,893
193	Investment Technology Group, Inc.(a)	2,196
329	Investors Bancorp, Inc.(a)	4,733
357	Investors Real Estate Trust, REIT	2,777
386	iStar Financial, Inc., REIT(a)	2,775
383	Jefferies Group, Inc.	6,285
64	Jones Lang LaSalle, Inc.	4,282
104	KBW, Inc.	1,522
128	Kemper Corp.	3,282
117	Kilroy Realty Corp., REIT	4,180
327	Kite Realty Group Trust, REIT	1,403
231	Knight Capital Group, Inc., Class A(a)	2,982
195	LaSalle Hotel Properties, REIT	3,666
309	Lexington Realty Trust, REIT	2,280
238	Liberty Property Trust, REIT	8,078
299	Life Partners Holdings, Inc.	2,054
78	LTC Properties, Inc., REIT	2,105
311	Macerich Co., REIT	15,251
181	Mack-Cali Realty Corp., REIT	5,638
224	Maiden Holdings Ltd. (Bermuda)	1,908
113	Main Street Capital Corp.(b)	2,116
20	Markel Corp.(a)	7,880
103	MarketAxess Holdings, Inc.	3,036
122	MB Financial, Inc.	1,989
476	MBIA, Inc.(a) (b)	3,694
237	MCG Capital Corp.	1,123
232	Meadowbrook Insurance Group, Inc.	2,176
241	Medical Properties Trust, Inc., REIT	2,576
54	Mercury General Corp.	2,134
256	MF Global Holdings Ltd.(a)	1,405
496	MFA Financial, Inc., REIT	3,715
101	MID-America Apartment Communities, Inc., REIT	7,219
300	Mission West Properties, REIT	2,346
209	Monmouth Real Estate Investment Corp., Class A, REIT	1,697
123	Montpelier RE Holdings Ltd. (Bermuda)	2,113
142	National Financial Partners Corp.(a)	1,815
63	National Health Investors, Inc., REIT	2,879
355	National Penn Bancshares, Inc.	2,574
162	National Retail Properties, Inc., REIT(b)	4,416
10	National Western Life Insurance Co., Class A	1,510
46	Navigators Group, Inc.(a)	2,059
105	NBT Bancorp, Inc.	2,134
122	Nelnet, Inc., Class A	2,342
840	New York Community Bancorp, Inc.	10,760
516	Newcastle Investment Corp., REIT	2,853
157	NewStar Financial, Inc.(a)	1,612
571	NorthStar Realty Finance Corp., REIT	2,181

See notes to financial statements.

Annual Report | August 31, 2011 | 77

Portfolio of Investments continued

WXSP | Wilshire 4500 Completion ETF (continued)

Number
of Shares	Description	Value

	Financial (continued)
220	Northwest Bancshares, Inc.	$2,622
193	Ocean Shore Holding Co.	2,123
196	Ocwen Financial Corp.(a)	2,705
249	Old National Bancorp	2,443
479	Old Republic International Corp.	4,761
151	OMEGA Healthcare Investors, Inc., REIT	2,741
130	One Liberty Properties, Inc., REIT	2,028
129	optionsXpress Holdings, Inc.	1,625
124	Oriental Financial Group, Inc. (Puerto Rico)	1,371
142	Pacific Capital Bancorp NA(a)	3,887
103	PacWest Bancorp	1,653
46	Park National Corp.	2,530
103	Parkway Properties, Inc., REIT	1,399
144	PartnerRe Ltd. (Bermuda)	8,207
137	Pebblebrook Hotel Trust, REIT	2,202
170	Pennsylvania Real Estate Investment Trust, REIT	1,753
106	Pennymac Mortgage Investment Trust, REIT	1,806
222	Piedmont Office Realty Trust, Inc., Class A, REIT(b)	4,196
122	Pinnacle Financial Partners, Inc.(a)	1,547
174	Pittsburgh & West Virginia Railroad, REIT	2,039
112	Platinum Underwriters Holdings Ltd. (Bermuda)	3,528
247	PMC Commercial Trust, REIT	1,996
2,354	Popular, Inc. (Puerto Rico)(a)	4,896
434	Porter Bancorp, Inc.	1,970
36	Portfolio Recovery Associates, Inc.(a)	2,633
149	Post Properties, Inc., REIT	6,228
146	Potlatch Corp., REIT	4,900
84	Primerica, Inc.	1,750
195	PrivateBancorp, Inc.	1,732
73	ProAssurance Corp.(a)	5,297
384	ProLogis, Inc., REIT	10,456
97	Prosperity Bancshares, Inc.	3,671
201	Protective Life Corp.	3,817
177	Provident Financial Services, Inc.	2,223
196	Provident New York Bancorp	1,262
47	PS Business Parks, Inc., REIT	2,569
605	Radian Group, Inc.	2,015
303	Rait Financial Trust, REIT(b)	1,179
141	Ramco-Gershenson Properties Trust, REIT	1,459
226	Raymond James Financial, Inc.	6,346
190	Rayonier, Inc., REIT	7,969
141	Realty Income Corp., REIT	4,890
186	Redwood Trust, Inc., REIT	2,336
204	Regency Centers Corp., REIT	8,417
152	Reinsurance Group of America, Inc.	8,112
106	RenaissanceRe Holdings Ltd. (Bermuda)	6,950
103	Renasant Corp.	1,426
280	Resource Capital Corp., REIT	1,518
48	RLI Corp.	3,035
108	S&T Bancorp, Inc.	2,003
249	Sabra Healthcare, Inc., REIT	2,910
49	Safety Insurance Group, Inc.	1,911
67	Saul Centers, Inc., REIT	2,370
56	SCBT Financial Corp.	1,571
365	SEI Investments Co.	6,245
147	Selective Insurance Group, Inc.	2,236
279	Senior Housing Properties Trust, REIT	6,637
81	Signature Bank(a)	4,504
71	Simmons First National Corp., Class A	1,634
187	SL Green Realty Corp., REIT	13,509
96	Southside Bancshares, Inc.	1,908
380	Southwest Bancorp, Inc.(a)	1,938
83	Sovran Self Storage, Inc., REIT	3,373
239	St Joe Co.(a) (b)	4,407
123	StanCorp Financial Group, Inc.	3,758
140	Starwood Property Trust, Inc., REIT	2,590
133	StellarOne Corp.	1,564
117	Sterling Financial Corp.(a)	1,644
108	Stifel Financial Corp.(a)	3,249
496	Strategic Hotels & Resorts, Inc., REIT(a)	2,371
153	Suffolk Bancorp	1,255
681	Sun Bancorp, Inc.(a)	2,002
95	Sun Communities, Inc., REIT	3,661
293	Sunstone Hotel Investors, Inc., REIT(a)	1,770
365	Susquehanna Bancshares, Inc.	2,449
90	SVB Financial Group(a)	4,147
80	SY Bancorp, Inc.	1,600
105	Symetra Financial Corp.	1,126
242	Tanger Factory Outlet Centers, REIT	6,807
120	Taubman Centers, Inc., REIT	6,916
356	TCF Financial Corp.	3,717
498	TD Ameritrade Holding Corp.	7,659
122	Texas Capital Bancshares, Inc.(a)	3,132
98	TFS Financial Corp.(a)	868
49	Tompkins Financial Corp.	1,904
123	Tower Group, Inc.	2,953
128	TowneBank	1,507

See notes to financial statements.

78 | Annual Report l August 31, 2011

Portfolio of Investments continued

WXSP | Wilshire 4500 Completion ETF (continued)

Number
of Shares	Description	Value

	Financial (continued)
79	Transatlantic Holdings, Inc.	$4,000
300	Trustco Bank Corp. NY	1,401
129	Trustmark Corp.	2,774
335	UDR, Inc., REIT	8,948
78	UMB Financial Corp.	3,025
181	UMH Properties, Inc., REIT	1,672
204	Umpqua Holdings Corp.	1,993
108	United Bankshares, Inc.	2,427
195	United Community Banks(a)	2,018
86	United Fire & Casualty Co.	1,557
60	Universal Health Realty Income Trust, REIT	2,245
83	Univest Corp. of Pennsylvania	1,171
84	Urstadt Biddle Properties, Inc., Class A, REIT	1,412
309	U-Store-It Trust, REIT	3,319
191	Validus Holdings Ltd. (Bermuda)	4,932
368	Valley National Bancorp	4,376
169	Ventas, Inc., REIT	9,038
196	Waddell & Reed Financial, Inc., Class A	6,119
94	Walter Investment Management Corp., REIT	2,336
283	Washington Federal, Inc.	4,254
133	Washington Real Estate Investment Trust, REIT	4,115
220	Webster Financial Corp.	3,982
300	Weingarten Realty Investors, REIT	7,311
105	WesBanco, Inc.	2,035
67	Westamerica Bancorporation	2,841
266	Western Alliance Bancorp(a)	1,620
44	Westwood Holdings Group, Inc.	1,525
17	White Mountains Insurance Group Ltd. (Bermuda)	6,800
635	Wilshire Bancorp(a)	1,956
64	Wintrust Financial Corp.	2,021
42	World Acceptance Corp.(a)	2,736
252	WR Berkley Corp.	7,784
605	ZipRealty, Inc.(a)	1,343
		1,197,756

	Industrial - 14.4%
96	AAR Corp.	2,265
171	Actuant Corp., Class A	3,434
64	Acuity Brands, Inc.	2,947
1,516	Advanced Battery Technologies, Inc.(a)	2,107
119	Advanced Energy Industries, Inc.(a)	1,189
250	Aecom Technology Corp.(a)	5,680
64	Aerovironment, Inc.(a)	1,834
204	AGCO Corp.(a)	8,739
358	Air Transport Services Group, Inc.(a)	1,930
91	Albany International Corp., Class A	1,978
94	Alexander & Baldwin, Inc.	3,988
88	Alliant Techsystems, Inc.	5,585
20	Amerco, Inc.(a)	1,466
27	American Science & Engineering, Inc.	1,821
115	American Superconductor Corp.(a)	790
24	Ameron International Corp.	2,028
291	AMETEK, Inc.	11,372
42	Analogic Corp.	2,080
85	AO Smith Corp.	3,340
175	Apogee Enterprises, Inc.	1,643
84	Applied Industrial Technologies, Inc.	2,572
138	Aptargroup, Inc.	6,966
73	Arkansas Best Corp.	1,507
57	Armstrong World Industries, Inc.	2,295
201	Arrow Electronics, Inc.(a)	6,271
71	Astec Industries, Inc.(a)	2,457
64	Atlas Air Worldwide Holdings, Inc.(a)	3,141
307	Avnet, Inc.(a)	8,056
97	AVX Corp.	1,271
47	AZZ, Inc.	2,225
207	B/E Aerospace, Inc.(a)	7,210
249	Babcock & Wilcox Co.(a)	5,734
49	Badger Meter, Inc.	1,716
125	Barnes Group, Inc.	2,878
105	Belden, Inc.	3,204
118	Benchmark Electronics, Inc.(a)	1,599
159	Blount International, Inc.(a)	2,499
90	Brady Corp., Class A	2,475
101	Briggs & Stratton Corp.	1,631
104	Brink’s Co.	2,673
57	Bristow Group, Inc.	2,507
150	Calgon Carbon Corp.(a)	2,373
1,157	Capstone Turbine Corp.(a)	1,388
105	Carlisle Cos., Inc.	4,117
138	Celadon Group	1,617
84	Ceradyne, Inc.(a)	2,634
87	Chart Industries, Inc.(a)	4,114
81	Checkpoint Systems, Inc.(a)	1,234
57	CIRCOR International, Inc.	1,967
103	CLARCOR, Inc.	4,794
80	Clean Harbors, Inc.(a)	4,310
103	Cognex Corp.	3,296

See notes to financial statements.
Annual Report | August 31, 2011 | 79

 Portfolio of Investments continued

WXSP | Wilshire 4500 Completion ETF (continued)

Number of Shares	Description	Value

	Industrial (continued)
68	Coherent, Inc.(a)	$3,006
122	Comfort Systems USA, Inc.	1,166
274	Commercial Metals Co.	3,219
104	Con-way, Inc.	2,661
113	Crane Co.	4,774
400	Crown Holdings, Inc.(a)	14,188
48	Cubic Corp.	2,013
84	Curtiss-Wright Corp.	2,586
71	Cymer, Inc.(a)	2,873
209	Daktronics, Inc.	2,015
200	Darling International, Inc.(a)	3,370
134	Dolby Laboratories, Inc., Class A(a)	4,502
127	Donaldson Co., Inc.	7,490
79	Drew Industries, Inc.	1,573
148	Dycom Industries, Inc.(a)	2,698
1,006	Eagle Bulk Shipping, Inc. (Marshall Islands)(a)	1,952
103	Eagle Materials, Inc.	2,031
150	EMCOR Group, Inc.(a)	3,437
82	Encore Wire Corp.	1,838
4,991	Ener1, Inc.(a)	1,937
140	Energizer Holdings, Inc.(a)	10,567
280	EnergySolutions, Inc.	988
113	EnerSys(a)	2,539
57	EnPro Industries, Inc.(a)	2,213
57	ESCO Technologies, Inc.	1,760
70	Esterline Technologies Corp.(a)	5,270
967	Excel Maritime Carriers Ltd. (Liberia)(a)	1,944
58	Exponent, Inc.(a)	2,451
66	FARO Technologies, Inc.(a)	2,506
182	Federal Signal Corp.	992
104	FEI Co.(a)	3,327
72	Forward Air Corp.	2,046
60	Franklin Electric Co., Inc.	2,575
118	Gardner Denver, Inc.	9,297
82	GATX Corp.	2,973
281	Genco Shipping & Trading Ltd. (Marshall Islands)(a) (b)	1,995
142	General Cable Corp.(a)	4,281
5,129	General Maritime Corp. (Marshall Islands)	2,103
80	Genesee & Wyoming, Inc., Class A(a)	4,155
292	Gentex Corp.	7,576
82	Gorman-Rupp Co.	2,394
124	Graco, Inc.	4,896
317	GrafTech International Ltd.(a)	4,977
81	Granite Construction, Inc.	1,679
197	Graphic Packaging Holding Co.(a)	829
72	Greif, Inc., Class A	4,022
146	Griffon Corp.(a)	1,276
117	Gulfmark Offshore, Inc., Class A(a)	4,623
170	Harsco Corp.	3,886
107	Heartland Express, Inc.	1,626
274	Heckmann Corp.(a)	1,586
82	HEICO Corp., Class A	3,171
219	Hexcel Corp.(a)	5,030
84	HUB Group, Inc., Class A(a)	2,645
75	Hubbell, Inc., Class B	4,435
63	Huntington Ingalls Industries(a)	1,886
171	IDEX Corp.	6,358
146	II-VI, Inc.(a)	2,884
102	Insituform Technologies, Inc., Class A(a)	1,686
90	Interline Brands, Inc.(a)	1,305
103	iRobot Corp.(a)	2,865
216	JB Hunt Transport Services, Inc.	8,681
87	John Bean Technologies Corp.	1,375
80	Kaman Corp.	2,732
240	Kansas City Southern(a)	12,998
80	Kaydon Corp.	2,690
311	KBR, Inc.	9,346
149	Kemet Corp.(a)	1,374
173	Kennametal, Inc.	6,377
106	Kirby Corp.(a)	5,834
119	Knight Transportation, Inc.	1,803
58	Koppers Holdings, Inc.	1,927
104	Landstar System, Inc.	4,211
64	Layne Christensen Co.(a)	1,796
86	Lennox International, Inc.	2,685
194	Lincoln Electric Holdings, Inc.	6,602
43	Lindsay Corp.	2,675
55	Littelfuse, Inc.	2,551
314	Louisiana-Pacific Corp.(a)	2,094
58	LSB Industries, Inc.(a)	2,317
346	Manitowoc Co., Inc.	3,844
91	Marten Transport	1,673
97	Martin Marietta Materials, Inc.(b)	6,871
150	MasTec, Inc.(a)	3,330
73	Matthews International Corp., Class A	2,439
499	McDermott International, Inc. (Panama)(a)	7,181
369	Metabolix, Inc.(a)	1,996

See notes to financial statements.

80 | Annual Report | August 31, 2011

Portfolio of Investments continued

WXSP | Wilshire 4500 Completion ETF (continued)

Number of Shares	Description	Value

	Industrial (continued)
122	Methode Electronics, Inc.	$1,192
61	Mettler-Toledo International, Inc.(a)	9,715
87	Michael Baker Corp.(a)	1,962
52	Middleby Corp.(a)	4,189
79	Mine Safety Appliances Co.	2,441
69	Moog, Inc., Class A(a)	2,752
92	Mueller Industries, Inc.	4,337
94	MYR Group, Inc.(a)	1,961
18	NACCO Industries, Inc., Class A	1,381
374	Nalco Holding Co.	13,842
190	National Instruments Corp.	4,832
14	National Presto Industries, Inc.(b)	1,358
122	Newport Corp.(a)	1,579
114	Nordson Corp.	5,005
112	Old Dominion Freight Line, Inc.(a)	3,597
42	Olympic Steel, Inc.	870
136	Orbital Sciences Corp.(a)	2,127
54	OSI Systems, Inc.(a)	2,101
239	Owens Corning(a)	6,945
303	Packaging Corp. of America	7,681
64	Park Electrochemical Corp.	1,584
80	Patriot Transportation Holding(a)	1,798
161	Pentair, Inc.	5,526
78	Plexus Corp.(a)	2,073
88	Polypore International, Inc.(a)	5,427
229	Power-One, Inc.(a) (b)	1,731
106	Quanex Building Products Corp.	1,368
180	RailAmerica, Inc.(a)	2,457
68	Raven Industries, Inc.	3,694
80	RBC Bearings, Inc.(a)	2,796
66	Regal-Beloit Corp.	3,880
1,523	Rentech, Inc.(a)	1,523
129	Robbins & Myers, Inc.	6,198
119	Rock-Tenn Co., Class A	6,387
98	Rofin-Sinar Technologies, Inc.(a)	2,263
52	Rogers Corp.(a)	2,593
80	RTI International Metals, Inc.(a)	2,131
1,527	Satcon Technology Corp.(a)	2,031
202	Shaw Group, Inc.(a)	4,709
139	Ship Finance International Ltd. (Bermuda)(b)	2,210
118	Silgan Holdings, Inc.	4,476
92	Simpson Manufacturing Co., Inc.	2,616
2,064	Smartheat, Inc.(a)	1,962
616	Smith & Wesson Holding Corp.(a)	2,014
196	Sonoco Products Co.	6,192
188	Spirit Aerosystems Holdings, Inc., Class A(a)	3,155
118	SPX Corp.	6,713
150	Stoneridge, Inc.(a)	1,195
141	STR Holdings, Inc.(a)	1,599
84	Sun Hydraulics Corp.	2,473
242	SunPower Corp., Class A(a) (b)	3,412
283	Swift Transportation Co.(a)	2,439
67	TAL International Group, Inc.	1,957
248	TASER International, Inc.(a)	1,104
83	Tech Data Corp.(a)	3,908
87	Teekay Corp. (Marshall Islands)	2,364
69	Teledyne Technologies, Inc.(a)	3,767
328	Temple-Inland, Inc.	7,938
70	Tennant Co.	3,077
259	Terex Corp.(a)	4,178
127	TETRA Tech, Inc.(a)	2,529
52	Texas Industries, Inc.(b)	1,852
61	Textainer Group Holdings Ltd. (Bermuda)	1,446
95	Thomas & Betts Corp.(a)	4,150
117	Tidewater, Inc.	6,271
218	Timken Co.	8,578
90	TransDigm Group, Inc.(a)	8,267
100	Tredegar Corp.	1,674
112	Trex Co., Inc.(a)	2,043
243	Trimble Navigation Ltd.(a)	9,025
191	Trinity Industries, Inc.	5,264
78	Triumph Group, Inc.	4,086
252	TTM Technologies, Inc.(a)	2,815
87	Tutor Perini Corp.	1,221
132	Universal Display Corp.(a)	6,477
48	Universal Forest Products, Inc.	1,467
190	URS Corp.(a)	6,663
179	USG Corp.(a) (b)	1,683
232	UTi Worldwide, Inc. (British Virgin Islands)	3,142
51	Valmont Industries, Inc.	4,719
64	Viasystems Group, Inc.(a)	1,205
164	Vicor Corp.	1,852
377	Vishay Intertechnology, Inc.(a)	4,298
110	Vishay Precision Group, Inc.(a)	1,650
107	Wabtec Corp.	6,515
220	Waste Connections, Inc.	7,610
62	Watts Water Technologies, Inc., Class A	1,756

See notes to financial statements.

Annual Report | August 31, 2011 | 81

Portfolio of Investments continued

WXSP | Wilshire 4500 Completion ETF (continued)

Number
of Shares	Description	Value

	Industrial (continued)
100	Werner Enterprises, Inc.	$2,328
149	Woodward, Inc.	4,831
150	Worthington Industries, Inc.	2,438
2,837	YRC Worldwide, Inc.(a)	2,150
127	Zebra Technologies Corp., Class A(a)	4,563
		814,648

	Technology - 8.5%
94	3D Systems Corp.(a) (b)	1,708
102	ACI Worldwide, Inc.(a)	3,051
1,040	Activision Blizzard, Inc.	12,314
181	Acxiom Corp.(a)	1,986
120	Advent Software, Inc.(a)	2,783
407	Allscripts Healthcare Solutions, Inc.(a)	7,308
288	Amkor Technology, Inc.(a) (b)	1,253
717	Anadigics, Inc.(a)	1,986
175	ANSYS, Inc.(a)	9,446
211	Applied Micro Circuits Corp.(a)	1,201
229	Ariba, Inc.(a)	6,213
219	Aspen Technology, Inc.(a)	3,677
70	athenahealth, Inc.(a)	4,060
930	Atmel Corp.(a)	8,472
106	ATMI, Inc.(a)	1,816
117	Avid Technology, Inc.(a)	1,151
76	Blackbaud, Inc.	1,903
76	Blackboard, Inc.(a) (b)	3,208
107	Bottomline Technologies, Inc.(a)	2,458
314	Broadridge Financial Solutions, Inc.	6,537
1,040	Brocade Communications Systems, Inc.(a)	4,025
172	Brooks Automation, Inc.	1,627
54	Cabot Microelectronics Corp.(a)	2,147
65	CACI International, Inc., Class A(a)	3,579
587	Cadence Design Systems, Inc.(a)	5,424
138	Cavium, Inc.(a)	4,442
241	Cirrus Logic, Inc.(a)	3,658
97	CommVault Systems, Inc.(a)	3,289
45	Computer Programs & Systems, Inc.	3,187
85	Concur Technologies, Inc.(a)	3,555
52	Cree, Inc.(a)	1,686
104	CSG Systems International, Inc.(a)	1,389
24	CSR PLC, ADR (United Kingdom)(a)	353
320	Cypress Semiconductor Corp.	5,069
309	Demandtec, Inc.(a)	2,033
163	Diebold, Inc.	4,668
90	Diodes, Inc.(a)	1,802
92	DST Systems, Inc.	4,317
114	Ebix, Inc.(a) (b)	1,867
163	Echelon Corp.(a)	1,361
233	Electronics for Imaging, Inc.(a)	3,311
68	Emdeon, Inc., Class A(a)	1,273
428	Entegris, Inc.(a)	3,219
127	Fair Isaac Corp.	3,245
297	Fairchild Semiconductor International, Inc.(a)	3,938
171	Fortinet, Inc.(a)	3,271
436	GT Advanced Technologies, Inc.(a)	5,324
77	Hittite Microwave Corp.(a)	4,183
179	iGATE Corp.	2,008
73	IHS, Inc., Class A(a)	5,664
225	Imation Corp.(a)	1,561
164	Informatica Corp.(a)	6,852
118	Insight Enterprises, Inc.(a)	2,221
449	Integrated Device Technology, Inc.(a)	2,541
148	International Rectifier Corp.(a)	3,373
268	Intersil Corp., Class A	3,010
181	Jack Henry & Associates, Inc.	5,292
100	JDA Software Group, Inc.(a)	2,641
225	Kulicke & Soffa Industries, Inc.(a)	1,957
251	LAM Research Corp.(a)	9,327
572	Lattice Semiconductor Corp.(a)	3,220
234	LivePerson, Inc.(a)	2,750
188	LTX-Credence Corp.(a)	1,070
66	Manhattan Associates, Inc.(a)	2,356
59	ManTech International Corp., Class A	2,212
1,156	Marvell Technology Group Ltd. (Bermuda)(a)	15,201
388	Maxim Integrated Products, Inc.	8,943
336	MaxLinear, Inc., Class A(a)	1,932
93	Maxwell Technologies, Inc.(a)	1,612
123	Medidata Solutions, Inc.(a)	2,029
270	Mentor Graphics Corp.(a)	3,021
180	Micrel, Inc.	1,820
173	MICROS Systems, Inc.(a)	8,245
197	Microsemi Corp.(a)	3,059
21	MicroStrategy, Inc., Class A(a)	2,580
125	MKS Instruments, Inc.	2,903
103	Monolithic Power Systems, Inc.(a)	1,301
215	MSCI, Inc., Class A(a)	7,433
59	MTS Systems Corp.	2,131
342	NCR Corp.(a)	5,893

See notes to financial statements.

82 | Annual Report | August 31, 2011

Portfolio of Investments continued

WXSP | Wilshire 4500 Completion ETF (continued)

Number
of Shares	Description	Value

	Technology (continued)
165	Netlogic Microsystems, Inc.(a)	$4,953
112	Netscout Systems, Inc.(a)	1,546
114	NetSuite, Inc.(a)	3,665
500	Nuance Communications, Inc.(a)	9,280
106	Omnicell, Inc.(a)	1,658
136	Omnivision Technologies, Inc.(a)	2,502
827	ON Semiconductor Corp.(a)	6,012
244	Parametric Technology Corp.(a)	4,392
46	Pegasystems, Inc.	1,859
459	PMC - Sierra, Inc.(a)	2,795
57	Power Integrations, Inc.	1,832
130	Progress Software Corp.(a)	2,708
92	Qlik Technologies, Inc.(a)	2,335
175	QLogic Corp.(a)	2,445
41	Quality Systems, Inc.	3,773
639	Quantum Corp.(a)	1,246
152	Quest Software, Inc.(a)	2,619
80	Realpage, Inc.(a)	1,666
104	RightNow Technologies, Inc.(a)	3,410
300	Riverbed Technology, Inc.(a)	7,434
249	Rovi Corp.(a)	12,174
149	Semtech Corp.(a)	3,178
213	Sigma Designs, Inc.(a)	1,717
128	Silicon Graphics International(a)	2,039
88	Silicon Laboratories, Inc.(a)	3,042
413	Skyworks Solutions, Inc.(a)	8,520
173	SolarWinds, Inc.(a)	4,285
145	Solera Holdings, Inc.	8,504
84	Standard Microsystems Corp.(a)	1,766
181	STEC, Inc.(a) (b)	1,719
56	Stratasys, Inc.(a)	1,296
179	Super Micro Computer, Inc.(a)	2,455
91	SYKES Enterprises, Inc.(a)	1,424
80	Synaptics, Inc.(a) (b)	1,954
84	Synchronoss Technologies, Inc.(a)	2,281
46	SYNNEX Corp.(a)	1,212
311	Synopsys, Inc.(a)	8,049
65	Syntel, Inc.	2,974
244	Take-Two Interactive Software, Inc.(a)	3,226
113	Taleo Corp., Class A(a)	2,917
142	Tessera Technologies, Inc.(a)	1,999
339	TriQuint Semiconductor, Inc.(a)	2,570
92	Tyler Technologies, Inc.(a)	2,321
57	Ultimate Software Group, Inc.(a)	2,884
162	Varian Semiconductor Equipment Associates, Inc.(a)	9,928
90	Veeco Instruments, Inc.(a) (b)	3,272
195	VeriFone Systems, Inc.(a)	6,868
114	VMware, Inc., Class A(a)	10,757
84	Volterra Semiconductor Corp.(a)	1,701
		481,093

	Utilities - 4.6%
147	AGL Resources, Inc.	6,089
106	ALLETE, Inc.	4,140
200	Alliant Energy Corp.	8,114
84	American States Water Co.	2,982
370	American Water Works Co., Inc.	11,019
320	Aqua America, Inc.	7,066
173	Atmos Energy Corp.	5,802
156	Avista Corp.	3,959
107	Black Hills Corp.(b)	3,274
162	California Water Service Group	3,059
1,058	Calpine Corp.(a)	15,584
62	CH Energy Group, Inc.	3,484
80	Chesapeake Utilities Corp.	3,263
149	Cleco Corp.	5,294
191	DPL, Inc.	5,715
159	Dynegy, Inc.(a)	700
147	El Paso Electric Co.	5,085
151	Empire District Electric Co.	3,133
119	EnerNOC, Inc.(a) (b)	1,493
2,019	GenOn Energy, Inc.(a)	6,138
307	Great Plains Energy, Inc.	6,002
235	Hawaiian Electric Industries, Inc.	5,645
120	IDACORP, Inc.	4,584
90	ITC Holdings Corp.	6,809
81	Laclede Group, Inc.	3,216
373	MDU Resources Group, Inc.	7,960
88	MGE Energy, Inc.	3,709
129	National Fuel Gas Co.	7,914
102	New Jersey Resources Corp.	4,805
78	Northwest Natural Gas Co.	3,527
127	NorthWestern Corp.	4,307
196	NSTAR	8,961
462	NV Energy, Inc.	6,893
153	OGE Energy Corp.	7,658
101	Otter Tail Corp.	2,077
62	Pico Holdings, Inc.(a)	1,458

See notes to financial statements.

Annual Report | August 31, 2011 | 83

Portfolio of Investments continued

WXSP | Wilshire 4500 Completion ETF (continued)

Number of Shares	Description	Value

	Utilities (continued)
168	Piedmont Natural Gas Co., Inc.	$5,191
245	PNM Resources, Inc.	3,665
215	Portland General Electric Co.	5,186
301	Questar Corp.	5,641
86	South Jersey Industries, Inc.	4,432
261	Southern Union Co.	10,931
126	Southwest Gas Corp.	4,664
181	UGI Corp.	5,386
107	UIL Holdings Corp.	3,634
97	Unisource Energy Corp.	3,672
202	Vectren Corp.	5,529
250	Westar Energy, Inc.	6,662
107	WGL Holdings, Inc.	4,425
		259,936

	Total Common Stocks - 99.0%
	(Cost $4,990,537)	5,591,970

	Tracking Stocks - 0.8%
	Consumer, Non-cyclical - 0.1%
121	Acacia Research - Acacia Technology(a) (c)	5,288

	Communications - 0.7%
148	Liberty Media Corp. - Capital, Class A(a) (c)	10,554
1,233	Liberty Media Corp. - Interactive, Class A(a) (c)	19,506
127	Liberty Media Corp. - Starz, Class A(a) (c)	8,746
		38,806

	Total Tracking Stocks - 0.8%
	(Cost $33,540)	44,094

	Warrants - 0.0%
22	Magnum Hunter Resources Corp., 08/29/13 (a)
	(Cost $0)	–

	Master Limited Partnership - 0.0%*
	Energy - 0.0%*
111	Atlas Energy, LP
	(Cost $1,730)	2,319

	Total Long-Term Investments - 99.8%
	(Cost $5,025,807)	5,638,383

	Investments of Collateral for Securities Loaned - 3.1%
173,778	BNY Mellon Securities Lending Overnight Fund, 0.093%(d) (e)
	(Cost $173,778)	173,778

	Total Investments - 102.9%
	(Cost $5,199,585)	5,812,161
	Liabilities in excess of Other Assets - (2.9%)	(164,771)

	Net Assets - 100.0%	$5,647,390

* Less than 0.1%.

ADR - American Depositary Receipt

LP - Limited Partnership

NV - Publicly Traded Company

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SA - Corporation

(a) Non-income producing security.

(b) Security, or portion thereof, was on loan at August 31, 2011.

(c) A tracking stock is a security issued by a parent company to track the performance of a subsidiary, division, or line of business.

(d) At August 31, 2011, the total market value of the Fund’s securities on loan was $165,603 and the total market value of the collateral held by the Fund was $173,778.

(e) Interest rate shown reflects yield as of August 31, 2011.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

84 | Annual Report | August 31, 2011

Portfolio of Investments continued

WFVK | Wilshire 5000 Total Market ETF

Number
of Shares	Description	Value

	Long-Term Investments - 99.7%
	Common Stocks - 99.2%
	Basic Materials - 3.8%
74	Air Products & Chemicals, Inc.	$6,058
32	Airgas, Inc.	2,076
30	AK Steel Holding Corp.(a)	270
34	Albemarle Corp.	1,724
403	Alcoa, Inc.	5,162
46	Allegheny Technologies, Inc.	2,306
66	Allied Nevada Gold Corp.(b)	2,741
30	Ashland, Inc.	1,590
32	Cabot Corp.	1,102
28	Carpenter Technology Corp.	1,413
56	Celanese Corp., Series A	2,633
28	CF Industries Holdings, Inc.	5,119
144	Chemtura Corp.(b)	1,907
54	Cliffs Natural Resources, Inc.	4,474
54	Coeur d’Alene Mines Corp.(b)	1,536
16	Compass Minerals International, Inc.	1,210
22	Cytec Industries, Inc.	999
18	Domtar Corp.	1,446
501	Dow Chemical Co.	14,253
28	Eastman Chemical Co.	2,316
104	Ecolab, Inc.	5,574
359	EI du Pont de Nemours & Co.	17,329
30	FMC Corp.	2,278
389	Freeport-McMoRan Copper & Gold, Inc.	18,337
150	Hecla Mining Co.(b)	1,150
92	Huntsman Corp.	1,206
34	International Flavors & Fragrances, Inc.	1,973
170	International Paper Co.	4,616
30	Intrepid Potash, Inc.(b)	1,027
54	MeadWestvaco Corp.	1,486
42	Molycorp, Inc.(b)	2,374
237	Monsanto Co.	16,336
72	Mosaic Co.	5,121
8	NewMarket Corp.	1,341
187	Newmont Mining Corp.	11,710
124	Nucor Corp.	4,474
48	Olin Corp.	957
56	Plum Creek Timber Co., Inc., REIT	2,126
28	Potlatch Corp., REIT	940
62	PPG Industries, Inc.	4,749
120	Praxair, Inc.	11,819
45	Rayonier, Inc., REIT	1,887
34	Reliance Steel & Aluminum Co.	1,409
28	Rockwood Holdings, Inc.(b)	1,428
26	Royal Gold, Inc.	1,994
60	RPM International, Inc.	1,250
30	Sensient Technologies Corp.	1,090
44	Sherwin-Williams Co.	3,333
42	Sigma-Aldrich Corp.	2,704
64	Solutia, Inc.(b)	1,112
56	Southern Copper Corp.	1,891
112	Steel Dynamics, Inc.	1,426
105	Stillwater Mining Co.(b)	1,616
62	Titanium Metals Corp.	994
66	U.S. Steel Corp.(a)	1,988
44	Valspar Corp.	1,421
50	Vulcan Materials Co.	1,752
30	WR Grace & Co.(b)	1,183
		205,736

	Communications - 10.5%
20	AboveNet, Inc.	1,230
28	Acme Packet, Inc.(b)	1,319
46	ADTRAN, Inc.	1,429
92	Akamai Technologies, Inc.(b)	2,018
138	Amazon.com, Inc.(b)	29,710
26	AMC Networks, Inc., Class A(b)	962
164	American Tower Corp., Class A(b)	8,833
60	AOL, Inc.(a) (b)	935
94	Arris Group, Inc.(b)	1,026
85	Aruba Networks, Inc.(b)	1,813
2,438	AT&T, Inc.	69,434
28	Blue Coat Systems, Inc.(b)	411
104	Cablevision Systems Corp., Class A	1,878
287	CBS Corp., Class B	7,189
220	CenturyLink, Inc.	7,953
64	Ciena Corp.(b)	783
2,217	Cisco Systems, Inc.	34,763
948	Comcast Corp., Class A	20,392
571	Corning, Inc.	8,582
124	Crown Castle International Corp.(b)	5,385
34	Digital River, Inc.(b)	684

See notes to financial statements.

Annual Report | August 31, 2011 | 85

Portfolio of Investments continued

WFVK | Wilshire 5000 Total Market ETF (continued)

Number
of Shares	Description	Value

	Communications (continued)
40	DigitalGlobe, Inc.(b)	$906
375	DIRECTV, Class A(b)	16,489
100	Discovery Communications, Inc., Class A(b)	4,228
90	DISH Network Corp., Class A(b)	2,237
461	eBay, Inc.(b)	14,231
14	Equinix, Inc.(b)	1,317
100	Expedia, Inc.	3,031
38	F5 Networks, Inc.(b)	3,102
26	FactSet Research Systems, Inc.	2,285
70	Finisar Corp.(b)	1,292
485	Frontier Communications Corp.	3,633
102	Gannett Co., Inc.	1,178
94	Google, Inc., Class A(b)	50,850
58	Harris Corp.	2,340
56	IAC/InterActiveCorp(b)	2,214
40	InterDigital, Inc.	2,816
176	Interpublic Group of Cos., Inc.	1,519
32	IPG Photonics Corp.(b)	1,855
134	JDS Uniphase Corp.(b)	1,738
28	John Wiley & Sons, Inc., Class A	1,366
205	Juniper Networks, Inc.(b)	4,291
32	Lamar Advertising Co., Class A(b)	669
62	Leap Wireless International, Inc.(b)	561
904	Level 3 Communications, Inc.(a) (b)	1,627
110	Liberty Global, Inc., Class A(b)	4,443
138	McGraw-Hill Cos., Inc.	5,811
24	Meredith Corp.(a)	619
195	MetroPCS Communications, Inc.(b)	2,176
114	Motorola Mobility Holdings, Inc.(b)	4,300
132	Motorola Solutions, Inc.	5,556
22	NetFlix, Inc.(b)	5,170
46	NeuStar, Inc., Class A(b)	1,150
80	New York Times Co., Class A(a) (b)	654
763	News Corp., Class A	13,177
72	NII Holdings, Inc.(b)	2,774
144	Omnicom Group, Inc.	5,839
16	OpenTable, Inc.(b)	976
30	Plantronics, Inc.	962
104	Polycom, Inc.(b)	2,475
18	priceline.com, Inc.(b)	9,671
667	Qualcomm, Inc.	34,324
42	Rackspace Hosting, Inc.(b)	1,536
172	RF Micro Devices, Inc.(b)	1,068
56	SBA Communications Corp., Class A(b)	2,116
52	Scripps Networks Interactive, Inc., Class A	2,228
1,839	Sirius XM Radio, Inc.(b)	3,310
996	Sprint Nextel Corp.(b)	3,745
341	Symantec Corp.(b)	5,848
30	Tekelec(b)	216
44	Telephone & Data Systems, Inc.	1,128
229	Tellabs, Inc.	934
108	TIBCO Software, Inc.(b)	2,417
128	Time Warner Cable, Inc.	8,384
427	Time Warner, Inc.	13,519
68	tw telecom, Inc.(b)	1,312
80	VeriSign, Inc.	2,492
1,152	Verizon Communications, Inc.	41,668
225	Viacom, Inc., Class B	10,854
32	Viasat, Inc.(b)	1,136
92	Virgin Media, Inc.	2,333
77	VirnetX Holding Corp.(a) (b)	1,655
733	Walt Disney Co.	24,966
2	Washington Post Co., Class B(a)	712
28	WebMD Health Corp.(b)	990
223	Windstream Corp.	2,832
465	Yahoo!, Inc.(b)	6,326
		576,306

	Consumer, Cyclical - 9.5%
54	99 Cents Only Stores(b)	1,005
40	Abercrombie & Fitch Co., Class A	2,544
42	Advance Auto Parts, Inc.	2,550
54	Aeropostale, Inc.(b)	604
24	Alaska Air Group, Inc.(b)	1,386
112	American Eagle Outfitters, Inc.	1,240
68	AMR Corp.(a) (b)	246
50	ANN, Inc.(b)	1,178
36	Ascena Retail Group, Inc.(b)	1,023
92	AutoNation, Inc.(a) (b)	3,715
24	AutoZone, Inc.(b)	7,368
30	Bally Technologies, Inc.(b)	941
88	Bed Bath & Beyond, Inc.(b)	5,004
154	Best Buy Co., Inc.	3,941
38	Big Lots, Inc.(b)	1,288

See notes to financial statements.

86 | Annual Report | August 31, 2011

Portfolio of Investments continued

WFVK | Wilshire 5000 Total Market ETF (continued)

Number
of Shares	Description	Value

	Consumer, Cyclical (continued)
44	BorgWarner, Inc.(b)	$3,141
56	Brinker International, Inc.	1,264
62	Brunswick Corp.	985
30	Buckle, Inc.(a)	1,182
70	CarMax, Inc.(b)	1,968
128	Carnival Corp. (Panama)	4,228
34	Carter’s, Inc.(b)	1,052
38	Casey’s General Stores, Inc.	1,710
22	Cash America International, Inc.	1,229
36	Cheesecake Factory, Inc.(b)	988
92	Chico’s FAS, Inc.	1,281
16	Chipotle Mexican Grill, Inc.(b)	5,014
22	Choice Hotels International, Inc.	684
74	Cintas Corp.	2,367
134	Coach, Inc.	7,533
40	Collective Brands, Inc.(a) (b)	540
52	Cooper Tire & Rubber Co.	631
40	Copart, Inc.(b)	1,722
102	Costco Wholesale Corp.	8,011
577	CVS Caremark Corp.	20,720
76	Dana Holding Corp.(b)	969
64	Darden Restaurants, Inc.	3,078
30	Deckers Outdoor Corp.(b)	2,669
491	Delta Air Lines, Inc.(b)	3,697
48	Dick’s Sporting Goods, Inc.(b)	1,686
44	Dillard’s, Inc., Class A	2,036
56	Dollar Tree, Inc.(b)	3,999
134	DR Horton, Inc.	1,410
26	DreamWorks Animation SKG, Inc., Class A(b)	549
42	Ezcorp, Inc., Class A(b)	1,409
68	Family Dollar Stores, Inc.	3,631
120	Fastenal Co.(a)	4,018
58	Federal-Mogul Corp.(b)	1,030
92	Foot Locker, Inc.	1,920
1,466	Ford Motor Co.(b)	16,302
28	Fossil, Inc.(b)	2,705
98	GameStop Corp., Class A(b)	2,345
205	Gap, Inc.	3,387
302	General Motors Co.(b)	7,257
72	Genuine Parts Co.	3,961
110	Goodyear Tire & Rubber Co.(b)	1,371
34	Guess?, Inc.	1,160
40	Hanesbrands, Inc.(b)	1,142
84	Harley-Davidson, Inc.	3,247
26	Harman International Industries, Inc.	941
60	Hasbro, Inc.	2,324
581	Home Depot, Inc.	19,394
28	Hyatt Hotels Corp., Class A(b)	994
66	Iconix Brand Group, Inc.(b)	1,292
90	Ingram Micro, Inc., Class A(b)	1,606
140	International Game Technology	2,136
40	Jack in the Box, Inc.(b)	831
102	JC Penney Co., Inc.	2,716
187	JetBlue Airways Corp.(b)	813
217	Johnson Controls, Inc.	6,918
48	Jones Group, Inc.	564
130	Kohl’s Corp.	6,024
201	Las Vegas Sands Corp.(b)	9,361
74	Lennar Corp., Class A	1,088
114	Limited Brands, Inc.	4,302
78	LKQ Corp.(b)	1,997
567	Lowe’s Cos., Inc.	11,300
179	Macy’s, Inc.	4,645
38	Madison Square Garden Co., Class A(b)	918
142	Marriott International, Inc., Class A	4,158
140	Mattel, Inc.	3,762
407	McDonald’s Corp.	36,817
30	MDC Holdings, Inc.	587
82	Meritor, Inc.(b)	693
136	MGM Resorts International(b)	1,506
28	Mohawk Industries, Inc.(b)	1,387
28	MSC Industrial Direct Co., Class A	1,727
36	Navistar International Corp.(b)	1,490
114	Newell Rubbermaid, Inc.	1,578
134	NIKE, Inc., Class B	11,611
92	Nordstrom, Inc.	4,182
36	Nu Skin Enterprises, Inc., Class A	1,522
2	NVR, Inc.(b)	1,273
72	Office Depot, Inc.(b)	187
64	O’Reilly Automotive, Inc.(b)	4,152
62	Orient-Express Hotels Ltd., Class A (Bermuda)(b)	486
42	Oshkosh Corp.(b)	828

See notes to financial statements.

Annual Report | August 31, 2011 | 87

Portfolio of Investments continued

WFVK | Wilshire 5000 Total Market ETF (continued)

Number
of Shares	Description	Value

	Consumer, Cyclical (continued)
38	Owens & Minor, Inc.	$1,119
152	PACCAR, Inc.	5,720
14	Panera Bread Co., Class A(b)	1,612
44	Penn National Gaming, Inc.(b)	1,752
64	PetSmart, Inc.	2,699
18	PF Chang’s China Bistro, Inc.	543
20	Polaris Industries, Inc.	2,197
81	Pulte Group, Inc.(b)	389
28	PVH Corp.	1,866
66	RadioShack Corp.	859
20	Ralph Lauren Corp.	2,742
52	Regal Entertainment Group, Class A(a)	680
986	Rite Aid Corp.(b)	1,085
48	Ross Stores, Inc.	3,673
60	Royal Caribbean Cruises Ltd. (Liberia)	1,558
118	Saks, Inc.(b)	1,142
54	Scientific Games Corp., Class A(b)	476
40	Sears Holdings Corp.(a) (b)	2,396
36	Signet Jewelers Ltd. (Bermuda)	1,402
237	Southwest Airlines Co.	2,043
213	Staples, Inc.	3,140
239	Starbucks Corp.	9,230
62	Starwood Hotels & Resorts Worldwide, Inc.	2,763
251	Target Corp.	12,969
34	Tempur-Pedic International, Inc.(b)	1,980
34	Tenneco, Inc.(b)	1,116
24	Thor Industries, Inc.	534
60	Tiffany & Co.	4,318
66	TiVo, Inc.(b)	700
164	TJX Cos., Inc.	8,958
80	Toll Brothers, Inc.(b)	1,375
22	Toro Co.	1,201
44	Tractor Supply Co.	2,700
48	TRW Automotive Holdings Corp.(b)	2,001
44	Ulta Salon Cosmetics & Fragrance, Inc.(b)	2,600
154	United Continental Holdings, Inc.(b)	2,863
28	United Stationers, Inc.	883
60	Urban Outfitters, Inc.(b)	1,570
104	US Airways Group, Inc.(b)	581
36	VF Corp.	4,214
32	WABCO Holdings, Inc.(b)	1,493
403	Walgreen Co.	14,190
685	Wal-Mart Stores, Inc.	36,449
28	Warnaco Group, Inc.(b)	1,494
18	Watsco, Inc.	1,074
281	Wendy’s Co.	1,368
34	WESCO International, Inc.(b)	1,465
22	Whirlpool Corp.	1,379
48	Williams-Sonoma, Inc.	1,589
32	Wolverine World Wide, Inc.	1,165
38	World Fuel Services Corp.	1,411
28	WW Grainger, Inc.	4,315
60	Wyndham Worldwide Corp.	1,949
30	Wynn Resorts Ltd.	4,642
181	Yum! Brands, Inc.	9,841
		518,844

	Consumer, Non-cyclical - 21.6%
56	Aaron’s, Inc.	1,492
643	Abbott Laboratories	33,764
30	Acorda Therapeutics, Inc.(b)	781
160	Aetna, Inc.	6,405
38	Alere, Inc.(b)	949
76	Alexion Pharmaceuticals, Inc.(b)	4,404
46	Align Technology, Inc.(b)	879
122	Allergan, Inc.	9,981
30	Alliance Data Systems Corp.(b)	2,802
685	Altria Group, Inc.	18,625
34	AMERIGROUP Corp.(b)	1,682
110	AmerisourceBergen Corp.	4,354
411	Amgen, Inc.	22,771
68	Amylin Pharmaceuticals, Inc.(b)	769
68	Apollo Group, Inc., Class A(b)	3,184
259	Archer-Daniels-Midland Co.	7,376
191	Automatic Data Processing, Inc.	9,556
30	Auxilium Pharmaceuticals, Inc.(b)	510
46	Avery Dennison Corp.	1,339
125	Avis Budget Group, Inc.(b)	1,644
146	Avon Products, Inc.	3,294
253	Baxter International, Inc.	14,163
92	Becton Dickinson and Co.	7,487
82	Biogen IDEC, Inc.(b)	7,724
60	BioMarin Pharmaceutical, Inc.(b)	1,775

See notes to financial statements.

88 | Annual Report | August 31, 2011

Portfolio of Investments continued

WFVK | Wilshire 5000 Total Market ETF (continued)

Number
of Shares	Description	Value

	Consumer, Non-cyclical (continued)
14	Bio-Rad Laboratories, Inc., Class A(b)	$1,405
613	Boston Scientific Corp.(b)	4,156
719	Bristol-Myers Squibb Co.	21,390
60	Brookdale Senior Living, Inc.(b)	967
68	Brown-Forman Corp., Class B	4,879
72	Bruker Corp.(b)	1,025
80	Bunge Ltd. (Bermuda)	5,177
276	Cadiz, Inc.(b)	2,777
92	Campbell Soup Co.	2,932
5	Capella Education Co.(b)	160
130	Cardinal Health, Inc.	5,525
99	Cardtronics, Inc.(b)	2,451
46	Career Education Corp.(b)	781
92	CareFusion Corp.(b)	2,356
24	Catalyst Health Solutions, Inc.(b)	1,289
199	Celgene Corp.(b)	11,835
30	Cephalon, Inc.(b)	2,419
38	Charles River Laboratories International, Inc.(b)	1,259
16	Chemed Corp.	929
72	Church & Dwight Co., Inc.	3,135
108	CIGNA Corp.	5,048
62	Clorox Co.	4,321
785	Coca-Cola Co.	55,303
154	Coca-Cola Enterprises, Inc.	4,253
169	Colgate-Palmolive Co.	15,205
44	Community Health Systems, Inc.(b)	896
185	ConAgra Foods, Inc.	4,518
102	Constellation Brands, Inc., Class A(b)	2,017
84	Convergys Corp.(b)	895
24	Cooper Cos., Inc.	1,806
36	CoreLogic, Inc.(b)	411
42	Corn Products International, Inc.	1,964
64	Corrections Corp. of America(b)	1,452
30	Covance, Inc.(b)	1,487
66	Coventry Health Care, Inc.(b)	2,170
38	CR Bard, Inc.	3,620
42	DaVita, Inc.(b)	3,090
112	Dean Foods Co.(b)	968
68	DENTSPLY International, Inc.	2,394
30	DeVry, Inc.	1,325
106	Dr Pepper Snapple Group, Inc.	4,079
40	Edwards Lifesciences Corp.(b)	3,018
341	Eli Lilly & Co.	12,791
64	Endo Pharmaceuticals Holdings, Inc.(b)	2,042
52	Equifax, Inc.	1,681
44	Estee Lauder Cos., Inc., Class A	4,297
193	Express Scripts, Inc.(b)	9,059
90	Flowers Foods, Inc.	1,715
106	Forest Laboratories, Inc.(b)	3,629
68	Fortune Brands, Inc.	3,884
34	FTI Consulting, Inc.(b)	1,237
50	Gartner, Inc.(b)	1,781
237	General Mills, Inc.	8,985
74	Genpact Ltd. (Bermuda)(b)	1,226
30	Gen-Probe, Inc.(b)	1,799
381	Gilead Sciences, Inc.(b)	15,196
36	Global Payments, Inc.	1,650
3,864	Great Atlantic & Pacific Tea Co.(a) (b)	576
60	Green Mountain Coffee Roasters, Inc.(b)	6,284
134	H&R Block, Inc.	2,026
20	Haemonetics Corp.(b)	1,250
44	Hansen Natural Corp.(b)	3,754
62	HCA Holdings, Inc.(b)	1,242
130	Health Management Associates, Inc., Class A(b)	1,069
52	Health NET, Inc.(b)	1,284
60	Healthsouth Corp.(b)	1,283
44	Healthspring, Inc.(b)	1,718
36	Henry Schein, Inc.(b)	2,373
64	Herbalife Ltd. (Cayman Islands)	3,571
98	Hershey Co.	5,748
88	Hertz Global Holdings, Inc.(b)	986
44	Hillenbrand, Inc.	898
36	Hill-Rom Holdings, Inc.	1,091
116	HJ Heinz Co.	6,106
60	HMS Holdings Corp.(b)	1,574
116	Hologic, Inc.(b)	1,930
80	Hormel Foods Corp.	2,209
54	Hospira, Inc.(b)	2,495
33	Human Genome Sciences, Inc.(b)	425
62	Humana, Inc.	4,814
22	IDEXX Laboratories, Inc.(b)	1,755
58	Illumina, Inc.(b)	3,022
78	Incyte Corp. Ltd.(a) (b)	1,253

See notes to financial statements.

Annual Report | August 31, 2011 | 89

Portfolio of Investments continued

WFVK | Wilshire 5000 Total Market ETF (continued)

Number
of Shares	Description	Value

	Consumer, Non-cyclical (continued)
24	InterMune, Inc.(b)	$646
12	Intuitive Surgical, Inc.(b)	4,576
76	Iron Mountain, Inc.	2,473
20	ITT Educational Services, Inc.(a) (b)	1,443
38	Jarden Corp.	1,104
54	JM Smucker Co.	3,893
1,144	Johnson & Johnson	75,275
96	Kellogg Co.	5,215
168	Kimberly-Clark Corp.	11,619
30	Kinetic Concepts, Inc.(b)	2,026
607	Kraft Foods, Inc., Class A	21,257
271	Kroger Co.	6,385
42	Laboratory Corp. of America Holdings(b)	3,508
18	Lancaster Colony Corp.	1,091
22	Lender Processing Services, Inc.	388
76	Life Technologies Corp.(b)	3,192
30	LifePoint Hospitals, Inc.(b)	1,101
44	Lincare Holdings, Inc.	947
66	Live Nation Entertainment, Inc.(b)	610
68	Lorillard, Inc.	7,577
24	Magellan Health Services, Inc.(b)	1,197
34	Manpower, Inc.	1,370
38	Masimo Corp.	937
40	Mastercard, Inc., Class A	13,188
62	McCormick & Co., Inc.	2,963
102	McKesson Corp.	8,153
60	Mead Johnson Nutrition Co.	4,275
158	Medco Health Solutions, Inc.(b)	8,554
40	Medicis Pharmaceutical Corp., Class A	1,556
26	Mednax, Inc.(b)	1,698
409	Medtronic, Inc.	14,344
1,154	Merck & Co., Inc.	38,220
58	Molson Coors Brewing Co., Class B	2,537
622	MoneyGram International, Inc.(b)	1,599
70	Monster Worldwide, Inc.(b)	661
76	Moody’s Corp.	2,343
28	Morningstar, Inc.	1,670
140	Mylan, Inc.(b)	2,906
56	Myriad Genetics, Inc.(b)	1,110
24	NuVasive, Inc.(b)	582
68	Omnicare, Inc.	2,020
40	Onyx Pharmaceuticals, Inc.(b)	1,361
38	Parexel International Corp.(b)	774
48	Patterson Cos., Inc.	1,403
148	Paychex, Inc.	3,993
637	PepsiCo, Inc.	41,042
36	Perrigo Co.	3,411
3,285	Pfizer, Inc.	62,349
70	Pharmaceutical Product Development, Inc.	2,204
18	Pharmasset, Inc.(b)	2,364
44	PHH Corp.(b)	835
657	Philip Morris International, Inc.	45,543
1,246	Procter & Gamble Co.	79,345
40	PSS World Medical, Inc.(b)	943
114	Quanta Services, Inc.(b)	2,188
58	Quest Diagnostics, Inc.	2,904
87	Questcor Pharmaceuticals, Inc.(b)	2,614
30	Ralcorp Holdings, Inc.(b)	2,597
38	Regeneron Pharmaceuticals, Inc.(b)	2,243
46	Rent-A-Center, Inc.	1,296
68	ResMed, Inc.(b)	2,106
108	Reynolds American, Inc.	4,058
60	Robert Half International, Inc.	1,435
92	Rollins, Inc.	1,924
98	RR Donnelley & Sons Co.	1,494
36	Ruddick Corp.	1,472
174	Safeway, Inc.	3,189
185	SAIC, Inc.(b)	2,775
30	Salix Pharmaceuticals Ltd.(b)	913
295	Sara Lee Corp.	5,322
32	Scotts Miracle-GRO Co., Class A	1,554
105	Seattle Genetics, Inc.(a) (b)	1,826
112	Service Corp. International	1,145
20	Sirona Dental Systems, Inc.(b)	933
70	Smithfield Foods, Inc.(b)	1,534
46	Snyders-Lance, Inc.	1,024
34	Sotheby’s	1,265
134	St Jude Medical, Inc.	6,102
473	Star Scientific, Inc.(a) (b)	1,112
34	STERIS Corp.	1,094
3	Strayer Education, Inc.	284
106	Stryker Corp.	5,177
40	SuccessFactors, Inc.(b)	934
112	SUPERVALU, Inc.(a)	893

See notes to financial statements.

90 | Annual Report | August 31, 2011

Portfolio of Investments continued

WFVK | Wilshire 5000 Total Market ETF (continued)

Number
of Shares	Description	Value

	Consumer, Non-cyclical (continued)
247	Sysco Corp.	$6,899
24	Techne Corp.	1,739
24	Teleflex, Inc.	1,380
225	Tenet Healthcare Corp.(b)	1,188
68	Theravance, Inc.(b)	1,292
36	Thoratec Corp.(b)	1,233
100	Total System Services, Inc.	1,815
50	Towers Watson & Co., Class A	2,950
22	TreeHouse Foods, Inc.(b)	1,205
28	Tupperware Brands Corp.	1,862
130	Tyson Foods, Inc., Class A	2,271
26	United Therapeutics Corp.(b)	1,122
459	UnitedHealth Group, Inc.	21,812
18	Universal Corp.	733
40	Universal Health Services, Inc., Class B	1,664
28	Valassis Communications, Inc.(b)	708
50	Varian Medical Systems, Inc.(b)	2,848
44	VCA Antech, Inc.(b)	814
38	Verisk Analytics, Inc., Class A(b)	1,324
78	Vertex Pharmaceuticals, Inc.(b)	3,531
176	Visa, Inc., Class A	15,467
48	Watson Pharmaceuticals, Inc.(b)	3,222
44	Weight Watchers International, Inc.	2,663
34	WellCare Health Plans, Inc.(b)	1,558
172	WellPoint, Inc.	10,888
24	West Pharmaceutical Services, Inc.	963
285	Western Union Co.	4,708
76	Whole Foods Market, Inc.	5,018
90	Zimmer Holdings, Inc.(b)	5,120
		1,179,685

	Diversified - 0.1%
100	Leucadia National Corp.	2,963

	Energy - 11.7%
86	Alpha Natural Resources, Inc.(b)	2,844
203	Anadarko Petroleum Corp.	14,971
152	Apache Corp.	15,667
78	Arch Coal, Inc.	1,584
66	ATP Oil & Gas Corp.(a) (b)	889
30	Atwood Oceanics, Inc.(b)	1,263
138	Baker Hughes, Inc.	8,433
28	Berry Petroleum Co., Class A	1,373
30	Bill Barrett Corp.(b)	1,438
64	Brigham Exploration Co.(b)	1,862
46	Cabot Oil & Gas Corp.	3,490
104	Cameron International Corp.(b)	5,404
14	CARBO Ceramics, Inc.	2,242
40	Carrizo Oil & Gas, Inc.(b)	1,201
253	Chesapeake Energy Corp.	8,195
829	Chevron Corp.	81,996
38	Cimarex Energy Co.	2,701
58	Complete Production Services, Inc.(b)	1,685
32	Comstock Resources, Inc.(b)	651
30	Concho Resources, Inc.(b)	2,608
597	ConocoPhillips	40,638
90	Consol Energy, Inc.	4,109
26	Continental Resources, Inc.(b)	1,453
90	Covanta Holding Corp.	1,478
197	Denbury Resources, Inc.(b)	3,142
158	Devon Energy Corp.	10,717
24	Diamond Offshore Drilling, Inc.(a)	1,530
42	Dresser-Rand Group, Inc.(b)	1,783
16	Dril-Quip, Inc.(b)	1,035
335	El Paso Corp.	6,412
34	Energen Corp.	1,669
52	Energy XXI Bermuda Ltd. (Bermuda)(b)	1,394
90	EOG Resources, Inc.	8,333
74	EQT Corp.	4,427
94	EXCO Resources, Inc.	1,258
50	Exterran Holdings, Inc.(b)	592
2,089	Exxon Mobil Corp.	154,670
24	First Solar, Inc.(a) (b)	2,400
84	FMC Technologies, Inc.(b)	3,735
52	Forest Oil Corp.(b)	1,012
385	Halliburton Co.	17,082
70	Helix Energy Solutions Group, Inc.(b)	1,182
42	Helmerich & Payne, Inc.	2,395
116	Hess Corp.	6,883
75	HollyFrontier Corp.	5,382
80	Key Energy Services, Inc.(b)	1,151
24	Lufkin Industries, Inc.	1,494
285	Marathon Oil Corp.	7,672
142	Marathon Petroleum Corp.	5,263

See notes to financial statements.

Annual Report | August 31, 2011 | 91

Portfolio of Investments continued

WFVK | Wilshire 5000 Total Market ETF (continued)

Number
of Shares	Description	Value

	Energy (continued)
52	McMoRan Exploration Co.(b)	$669
80	Murphy Oil Corp.	4,286
108	Nabors Industries Ltd. (Bermuda)(b)	1,992
183	National Oilwell Varco, Inc.	12,100
46	Newfield Exploration Co.(b)	2,348
54	Noble Energy, Inc.	4,771
325	Occidental Petroleum Corp.	28,191
56	Oceaneering International, Inc.	2,391
26	Oil States International, Inc.(b)	1,718
30	Oneok, Inc.	2,127
42	Patriot Coal Corp.(b)	619
90	Patterson-UTI Energy, Inc.	2,200
118	Peabody Energy Corp.	5,758
17	Penn Virginia Corp.	139
52	Pioneer Natural Resources Co.	4,065
64	Plains Exploration & Production Co.(b)	1,882
72	QEP Resources, Inc.	2,535
84	Quicksilver Resources, Inc.(a) (b)	801
90	Range Resources Corp.	5,828
42	Rosetta Resources, Inc.(b)	1,930
56	Rowan Cos., Inc.(b)	2,020
265	SandRidge Energy, Inc.(b)	1,945
567	Schlumberger Ltd. (Curacao)	44,294
16	SEACOR Holdings, Inc.	1,420
36	SM Energy Co.	2,754
144	Southwestern Energy Co.(b)	5,465
219	Spectra Energy Corp.	5,687
66	Sunoco, Inc.	2,517
48	Superior Energy Services, Inc.(b)	1,695
32	Swift Energy Co.(b)	987
80	Tesoro Corp.(b)	1,925
84	Ultra Petroleum Corp. (Canada)(b)	2,814
24	Unit Corp.(b)	1,145
265	Valero Energy Corp.	6,021
24	Walter Energy, Inc.	1,962
44	Whiting Petroleum Corp.(b)	2,073
247	Williams Cos., Inc.	6,667
		638,529

	Financial - 15.3%
22	Affiliated Managers Group, Inc.(b)	1,918
93	Aflac, Inc.	3,508
26	Alexandria Real Estate Equities, Inc., REIT	1,893
4	Alleghany Corp.(b)	1,196
24	Allied World Assurance Co. Holdings Ltd. (Switzerland)	1,246
227	Allstate Corp.	5,954
42	Alterra Capital Holdings Ltd. (Bermuda)	857
68	American Campus Communities, Inc., REIT	2,653
211	American Capital Ltd.(b)	1,838
459	American Express Co.	22,817
48	American Financial Group, Inc.	1,597
192	American International Group, Inc.(b)	4,863
14	American National Insurance Co.	1,049
92	Ameriprise Financial, Inc.	4,204
179	Annaly Capital Management, Inc., REIT	3,245
110	AON Corp.	5,140
68	Apartment Investment & Management Co., Class A, REIT	1,807
84	Apollo Investment Corp.	764
66	Arch Capital Group Ltd. (Bermuda)(b)	2,223
44	Arthur J Gallagher & Co.	1,241
60	Artio Global Investors, Inc.(a)	545
46	Aspen Insurance Holdings Ltd. (Bermuda)	1,104
96	Associated Banc-Corp.	1,056
56	Assurant, Inc.	1,970
54	Assured Guaranty Ltd. (Bermuda)	728
70	Astoria Financial Corp.	715
26	AvalonBay Communities, Inc., REIT	3,546
58	Axis Capital Holdings Ltd. (Bermuda)	1,662
122	BancorpSouth, Inc.(a)	1,377
4,349	Bank of America Corp.	35,531
26	Bank of Hawaii Corp.	1,081
35	Bank of Montreal (Canada)	2,185
463	Bank of New York Mellon Corp.	9,570
299	BB&T Corp.	6,665
747	Berkshire Hathaway, Inc., Class B(b)	54,531
68	BioMed Realty Trust, Inc., REIT	1,244
32	BlackRock, Inc.	5,272
16	BOK Financial Corp.	787
52	Boston Properties, Inc., REIT	5,423
88	Brandywine Realty Trust, REIT	875
30	BRE Properties, Inc., REIT	1,508
94	Brookfield Office Properties, Inc. (Canada)	1,577
72	Brown & Brown, Inc.	1,513
32	Camden Property Trust, REIT	2,138
187	Capital One Financial Corp.	8,611
179	CapitalSource, Inc.	1,137
164	CB Richard Ellis Group, Inc., Class A(b)	2,486
86	CBL & Associates Properties, Inc., REIT	1,265

See notes to financial statements.

92 | Annual Report | August 31, 2011

Portfolio of Investments continued

WFVK | Wilshire 5000 Total Market ETF (continued)

Number
of Shares	Description	Value

	Financial (continued)
189	Cedar Shopping Centers, Inc., REIT	$696
483	Charles Schwab Corp.	5,955
331	Chimera Investment Corp., REIT	1,003
124	Chubb Corp.	7,674
78	Cincinnati Financial Corp.	2,178
80	CIT Group, Inc.(b)	2,766
1,285	Citigroup, Inc.	39,899
26	City National Corp.	1,167
28	CME Group, Inc.	7,479
152	CNO Financial Group, Inc.(b)	977
64	Colonial Properties Trust, REIT	1,345
64	Comerica, Inc.	1,638
38	Commerce Bancshares, Inc.	1,504
36	CommonWealth, REIT	740
106	Corporate Office Properties Trust, REIT	2,840
142	Cousins Properties, Inc., REIT	1,025
30	Cullen/Frost Bankers, Inc.	1,530
181	DCT Industrial Trust, Inc., REIT	816
120	Developers Diversified Realty Corp., REIT	1,487
88	DiamondRock Hospitality Co., REIT	681
20	Digital Realty Trust, Inc., REIT	1,195
227	Discover Financial Services	5,711
76	Douglas Emmett, Inc., REIT	1,371
132	Duke Realty Corp., REIT	1,567
32	DuPont Fabros Technology, Inc., REIT(a)	741
102	E*Trade Financial Corp.(b)	1,261
58	East West Bancorp, Inc.	968
24	EastGroup Properties, Inc., REIT	970
52	Eaton Vance Corp.	1,269
28	Endurance Specialty Holdings Ltd. (Bermuda)	1,012
24	Entertainment Properties Trust, REIT	1,011
16	Equity Lifestyle Properties, Inc., REIT	1,103
90	Equity Residential, REIT	5,506
20	Erie Indemnity Co., Class A	1,471
12	Essex Property Trust, Inc., REIT	1,723
24	Everest Re Group Ltd. (Bermuda)	1,937
70	Extra Space Storage, Inc., REIT	1,505
3,447	Federal National Mortgage Association(b)	1,034
20	Federal Realty Investment Trust, REIT	1,811
60	Federated Investors, Inc., Class B	1,063
385	FelCor Lodging Trust, Inc., REIT(b)	1,321
130	Fidelity National Financial, Inc., Class A	2,209
355	Fifth Third Bancorp	3,770
72	First American Financial Corp.	1,098
6	First Citizens BancShares, Inc., Class A	954
44	First Financial Bancorp	703
27	First Financial Bankshares, Inc.(a)	799
126	First Horizon National Corp.	887
130	First Industrial Realty Trust, Inc., REIT(b)	1,227
107	First Niagara Financial Group, Inc.	1,151
52	FirstMerit Corp.	648
671	Flagstar Bancorp, Inc.(b)	409
92	Forest City Enterprises, Inc., Class A(b)	1,223
54	Franklin Resources, Inc.	6,476
116	Fulton Financial Corp.	1,064
274	General Growth Properties, Inc., REIT	3,737
185	Genworth Financial, Inc., Class A(b)	1,278
220	Glimcher Realty Trust, REIT	1,872
215	Goldman Sachs Group, Inc.	24,987
16	Greenhill & Co., Inc.	568
1,004	Grubb & Ellis Co.(b)	566
325	Hampton Roads Bankshares, Inc.(b)	2,554
56	Hancock Holding Co.	1,749
30	Hanover Insurance Group, Inc.	1,066
191	Hartford Financial Services Group, Inc.	3,656
30	Hatteras Financial Corp., REIT	828
58	HCC Insurance Holdings, Inc.	1,696
126	HCP, Inc., REIT	4,697
44	Health Care REIT, Inc., REIT	2,242
44	Healthcare Realty Trust, Inc., REIT	770
38	Highwoods Properties, Inc., REIT	1,245
22	Home Properties, Inc., REIT	1,471
68	Hospitality Properties Trust, REIT	1,597
273	Host Hotels & Resorts, Inc., REIT	3,230
12	Howard Hughes Corp.(b)	649
221	Hudson City Bancorp, Inc.	1,372
293	Huntington Bancshares, Inc.	1,474
20	Iberiabank Corp.	963
30	IntercontinentalExchange, Inc.(b)	3,538
40	International Bancshares Corp.	626
195	Invesco Ltd. (Bermuda)	3,568
140	iStar Financial, Inc., REIT(a) (b)	1,007
90	Janus Capital Group, Inc.	657
58	Jefferies Group, Inc.	952
12	Jones Lang LaSalle, Inc.	803
1,658	JPMorgan Chase & Co.	62,274
34	Kemper Corp.	872

See notes to financial statements.

Annual Report | August 31, 2011 | 93

Portfolio of Investments continued

WFVK | Wilshire 5000 Total Market ETF (continued)

Number
of Shares	Description	Value

	Financial (continued)
397	KeyCorp	$2,636
32	Kilroy Realty Corp., REIT	1,143
181	Kimco Realty Corp., REIT	3,204
66	Knight Capital Group, Inc., Class A(b)	852
40	LaSalle Hotel Properties, REIT	752
78	Legg Mason, Inc.	2,221
52	Liberty Property Trust, REIT	1,765
130	Lincoln National Corp.	2,697
110	Loews Corp.	4,138
30	M&T Bank Corp.	2,282
72	Macerich Co., REIT	3,531
42	Mack-Cali Realty Corp., REIT	1,308
4	Markel Corp.(b)	1,576
160	Marsh & McLennan Cos., Inc.	4,755
108	MBIA, Inc.(a) (b)	838
341	MetLife, Inc.	11,458
136	MF Global Holdings Ltd.(b)	747
132	MFA Financial, Inc., REIT	989
16	Mid-America Apartment Communities, Inc., REIT	1,144
649	Morgan Stanley	11,358
138	NASDAQ OMX Group, Inc.(b)	3,269
44	National Retail Properties, Inc., REIT(a)	1,199
177	New York Community Bancorp, Inc.	2,267
100	Northern Trust Corp.	3,843
66	Northwest Bancshares, Inc.	787
124	NYSE Euronext	3,383
78	Old National Bancorp	765
102	Old Republic International Corp.	1,014
42	OMEGA Healthcare Investors, Inc., REIT	762
34	Pacific Capital Bancorp NA(b)	931
30	PartnerRe Ltd. (Bermuda)	1,710
160	People’s United Financial, Inc.	1,880
30	Platinum Underwriters Holdings Ltd. (Bermuda)	945
205	PNC Financial Services Group, Inc.	10,279
435	Popular, Inc. (Puerto Rico)(b)	905
42	Post Properties, Inc., REIT	1,756
144	Principal Financial Group, Inc.	3,652
88	PrivateBancorp, Inc.	781
20	ProAssurance Corp.(b)	1,451
219	Progressive Corp.	4,200
248	ProLogis, Inc., REIT	6,753
26	Prosperity Bancshares, Inc.	984
48	Protective Life Corp.	912
201	Prudential Financial, Inc.	10,092
16	PS Business Parks, Inc., REIT	875
40	Public Storage, REIT	4,949
457	Radian Group, Inc.	1,522
82	Rait Financial Trust, REIT(a)	319
62	Raymond James Financial, Inc.	1,741
32	Realty Income Corp., REIT	1,110
60	Redwood Trust, Inc., REIT	754
50	Regency Centers Corp., REIT	2,063
551	Regions Financial Corp.	2,502
34	Reinsurance Group of America, Inc.	1,815
26	RenaissanceRe Holdings Ltd. (Bermuda)	1,705
147	Resource Capital Corp., REIT	797
96	SEI Investments Co.	1,643
68	Senior Housing Properties Trust, REIT	1,618
26	Signature Bank(b)	1,446
112	Simon Property Group, Inc., REIT	13,160
36	SL Green Realty Corp., REIT	2,601
199	SLM Corp.	2,732
26	Sovran Self Storage, Inc., REIT	1,057
80	St Joe Co.(a) (b)	1,475
30	StanCorp Financial Group, Inc.	916
64	Starwood Property Trust, Inc., REIT	1,184
213	State Street Corp.	7,566
60	Sterling Financial Corp.(b)	843
30	Stifel Financial Corp.(b)	902
322	Strategic Hotels & Resorts, Inc., REIT(b)	1,539
76	Sunstone Hotel Investors, Inc., REIT(b)	459
219	SunTrust Banks, Inc.	4,358
114	Susquehanna Bancshares, Inc.	765
22	SVB Financial Group(b)	1,014
695	Synovus Financial Corp.	1,008
106	T Rowe Price Group, Inc.	5,669
40	Tanger Factory Outlet Centers, REIT	1,125
28	Taubman Centers, Inc., REIT	1,614
82	TCF Financial Corp.	856
114	TD Ameritrade Holding Corp.	1,753
54	TFS Financial Corp.(b)	478
54	Torchmark Corp.	2,063
20	Transatlantic Holdings, Inc.	1,013
566	Transcontinental Realty Investors, Inc.(b)	1,426
172	Travelers Cos., Inc.	8,679
38	Trustmark Corp.	817
78	UDR, Inc., REIT	2,083

See notes to financial statements.

94 | Annual Report | August 31, 2011

Portfolio of Investments continued

WFVK | Wilshire 5000 Total Market ETF (continued)

Number
of Shares	Description	Value

	Financial (continued)
26	UMB Financial Corp.	$1,008
76	Umpqua Holdings Corp.	743
32	United Bankshares, Inc.	719
54	Universal American Corp.	593
128	Unum Group	3,013
769	US Bancorp	17,848
245	U-Store-It Trust, REIT	2,631
48	Validus Holdings Ltd. (Bermuda)	1,239
96	Valley National Bancorp	1,141
105	Ventas, Inc., REIT	5,615
72	Vornado Realty Trust, REIT	6,186
44	Waddell & Reed Financial, Inc., Class A	1,374
58	Washington Federal, Inc.	872
32	Washington Real Estate Investment Trust, REIT	990
40	Webster Financial Corp.	724
72	Weingarten Realty Investors, REIT	1,755
2,149	Wells Fargo & Co.	56,089
20	Westamerica Bancorporation	848
138	Weyerhaeuser Co., REIT	2,488
4	White Mountains Insurance Group Ltd. (Bermuda)	1,600
617	Wilshire Bancorp(b)	1,900
28	Wintrust Financial Corp.	884
72	WR Berkley Corp.	2,224
70	Zions Bancorporation	1,221
		837,880

	Industrial - 10.5%
259	3M Co.	21,492
58	Actuant Corp., Class A	1,165
26	Acuity Brands, Inc.	1,197
58	Aecom Technology Corp.(b)	1,318
42	AGCO Corp.(b)	1,799
132	Agilent Technologies, Inc.(b)	4,867
28	Alexander & Baldwin, Inc.	1,188
20	Alliant Techsystems, Inc.	1,269
72	AMETEK, Inc.	2,814
76	Amphenol Corp., Class A	3,571
30	AO Smith Corp.	1,179
32	Aptargroup, Inc.	1,615
56	Arrow Electronics, Inc.(b)	1,747
18	Atlas Air Worldwide Holdings, Inc.(b)	883
78	Avnet, Inc.(b)	2,047
52	B/E Aerospace, Inc.(b)	1,811
56	Babcock & Wilcox Co.(b)	1,290
80	Ball Corp.	2,874
52	Bemis Co., Inc.	1,615
44	Benchmark Electronics, Inc.(b)	596
223	Boeing Co.	14,910
32	Brady Corp., Class A	880
40	Brink’s Co.	1,028
32	Carlisle Cos., Inc.	1,255
217	Caterpillar, Inc.	19,747
62	CH Robinson Worldwide, Inc.	4,371
36	CLARCOR, Inc.	1,675
36	Clean Harbors, Inc.(b)	1,939
68	Commercial Metals Co.	799
30	Con-way, Inc.	768
34	Crane Co.	1,437
72	Crown Holdings, Inc.(b)	2,554
348	CSX Corp.	7,635
72	Cummins, Inc.	6,690
32	Curtiss-Wright Corp.	985
168	Danaher Corp.	7,696
172	Deere & Co.	13,901
30	Dolby Laboratories, Inc., Class A(b)	1,008
38	Donaldson Co., Inc.	2,241
80	Dover Corp.	4,602
153	Eastman Kodak Co.(a) (b)	487
124	Eaton Corp.	5,326
48	EMCOR Group, Inc.(b)	1,100
273	Emerson Electric Co.	12,708
34	Energizer Holdings, Inc.(b)	2,566
36	EnerSys(b)	809
24	Esterline Technologies Corp.(b)	1,807
94	Expeditors International of Washington, Inc.	4,277
104	FedEx Corp.	8,187
80	FLIR Systems, Inc.	2,070
24	Flowserve Corp.	2,264
86	Fluor Corp.	5,222
30	Gardner Denver, Inc.	2,364
44	General Cable Corp.(b)	1,327
118	General Dynamics Corp.	7,561
4,254	General Electric Co.	69,383
28	Genesee & Wyoming, Inc., Class A(b)	1,454
64	Gentex Corp.	1,661
50	Goodrich Corp.	4,459
42	Graco, Inc.	1,658
92	GrafTech International Ltd.(b)	1,444

See notes to financial statements.

Annual Report | August 31, 2011 | 95

Portfolio of Investments continued

WFVK | Wilshire 5000 Total Market ETF (continued)

Number
of Shares	Description	Value

	Industrial (continued)
32	Granite Construction, Inc.	$663
18	Greif, Inc., Class A	1,006
48	Harsco Corp.	1,097
76	Hexcel Corp.(b)	1,746
257	Honeywell International, Inc.	12,287
26	Hubbell, Inc., Class B	1,537
15	Huntington Ingalls Industries(b)	449
50	IDEX Corp.	1,859
177	Illinois Tool Works, Inc.	8,238
38	Insituform Technologies, Inc., Class A(b)	628
26	Itron, Inc.(b)	1,035
74	ITT Corp.	3,503
96	Jabil Circuit, Inc.	1,618
68	Jacobs Engineering Group, Inc.(b)	2,532
42	JB Hunt Transport Services, Inc.	1,688
42	Joy Global, Inc.	3,505
48	Kansas City Southern(b)	2,600
30	Kaydon Corp.	1,009
84	KBR, Inc.	2,524
52	Kennametal, Inc.	1,917
30	Kirby Corp.(b)	1,651
42	Knight Transportation, Inc.	636
48	L-3 Communications Holdings, Inc.	3,255
30	Landstar System, Inc.	1,215
74	Leggett & Platt, Inc.	1,642
30	Lennox International, Inc.	937
60	Lincoln Electric Holdings, Inc.	2,042
106	Lockheed Martin Corp.	7,864
90	Manitowoc Co., Inc.	1,000
18	Martin Marietta Materials, Inc.(a)	1,275
148	Masco Corp.	1,313
26	Matthews International Corp., Class A	869
112	McDermott International, Inc. (Panama)(b)	1,612
16	Mettler-Toledo International, Inc.(b)	2,548
20	Middleby Corp.(b)	1,611
72	Molex, Inc.	1,573
30	Moog, Inc., Class A(b)	1,196
58	Nalco Holding Co.	2,147
66	National Instruments Corp.	1,678
32	Nordson Corp.	1,405
152	Norfolk Southern Corp.	10,287
94	Northrop Grumman Corp.	5,134
44	Old Dominion Freight Line, Inc.(b)	1,413
12	Overseas Shipholding Group, Inc.(a)	214
50	Owens Corning(b)	1,453
72	Owens-Illinois, Inc.(b)	1,364
50	Packaging Corp. of America	1,268
56	Pall Corp.	2,863
68	Parker Hannifin Corp.	4,993
48	Pentair, Inc.	1,647
62	PerkinElmer, Inc.	1,418
26	Plexus Corp.(b)	691
50	Precision Castparts Corp.	8,193
148	Raytheon Co.	6,398
22	Regal-Beloit Corp.	1,293
179	Republic Services, Inc.	5,434
22	Rock-Tenn Co., Class A	1,181
62	Rockwell Automation, Inc.	3,976
68	Rockwell Collins, Inc.	3,431
40	Roper Industries, Inc.	3,078
30	Ryder System, Inc.	1,412
50	Sanmina-SCI Corp.(b)	386
54	Sealed Air Corp.	995
50	Shaw Group, Inc.(b)	1,166
32	Silgan Holdings, Inc.	1,214
42	Simpson Manufacturing Co., Inc.	1,194
30	Snap-On, Inc.	1,587
42	Sonoco Products Co.	1,327
58	Spirit Aerosystems Holdings, Inc., Class A(b)	973
28	SPX Corp.	1,593
58	Stanley Black & Decker, Inc.	3,595
38	Stericycle, Inc.(b)	3,333
64	SunPower Corp., Class A(a) (b)	902
26	Tech Data Corp.(b)	1,224
26	Teledyne Technologies, Inc.(b)	1,419
52	Temple-Inland, Inc.	1,258
32	Terex Corp.(b)	516
46	TETRA Tech, Inc.(b)	916
116	Textron, Inc.	1,957
179	Thermo Fisher Scientific, Inc.(b)	9,832
30	Thomas & Betts Corp.(b)	1,310
30	Tidewater, Inc.	1,608
50	Timken Co.	1,968
28	TransDigm Group, Inc.(b)	2,572
66	Trimble Navigation Ltd.(b)	2,451

See notes to financial statements.

96 | Annual Report | August 31, 2011

Portfolio of Investments continued

WFVK | Wilshire 5000 Total Market ETF (continued)

Number
of Shares	Description	Value

	Industrial (continued)
54	Trinity Industries, Inc.	$1,488
193	Union Pacific Corp.	17,789
257	United Parcel Service, Inc., Class B	17,319
333	United Technologies Corp.	24,725
40	URS Corp.(b)	1,403
56	USG Corp.(a) (b)	526
72	UTi Worldwide, Inc. (British Virgin Islands)	975
18	Valmont Industries, Inc.	1,666
100	Vishay Intertechnology, Inc.(b)	1,140
34	Wabtec Corp.	2,070
62	Waste Connections, Inc.	2,145
152	Waste Management, Inc.	5,022
40	Waters Corp.(b)	3,195
34	Werner Enterprises, Inc.	792
40	Woodward, Inc.	1,297
58	Worthington Industries, Inc.	943
42	Zebra Technologies Corp., Class A(b)	1,509
		575,943

	Technology - 12.5%
265	Activision Blizzard, Inc.	3,138
56	Acxiom Corp.(b)	614
207	Adobe Systems, Inc.(b)	5,225
275	Advanced Micro Devices, Inc.(b)	1,878
94	Allscripts Healthcare Solutions, Inc.(b)	1,688
124	Altera Corp.	4,512
122	Analog Devices, Inc.	4,028
42	ANSYS, Inc.(b)	2,267
365	Apple, Inc.(b)	140,463
529	Applied Materials, Inc.	5,988
78	Ariba, Inc.(b)	2,116
24	athenahealth, Inc.(b)	1,392
267	Atmel Corp.(b)	2,432
112	Autodesk, Inc.(b)	3,158
26	Blackboard, Inc.(a) (b)	1,098
64	BMC Software, Inc.(b)	2,599
183	Broadcom Corp., Class A	6,524
80	Broadridge Financial Solutions, Inc.	1,666
255	Brocade Communications Systems, Inc.(b)	987
170	CA, Inc.	3,568
22	CACI International, Inc., Class A(b)	1,211
189	Cadence Design Systems, Inc.(b)	1,746
42	Cavium, Inc.(b)	1,352
52	Cerner Corp.(b)	3,430
56	Citrix Systems, Inc.(b)	3,384
106	Cognizant Technology Solutions Corp., Class A(b)	6,726
58	Computer Sciences Corp.	1,778
144	Compuware Corp.(b)	1,218
26	Concur Technologies, Inc.(b)	1,087
20	Cree, Inc.(b)	649
90	Cypress Semiconductor Corp.	1,426
737	Dell, Inc.(b)	10,956
48	Diebold, Inc.	1,375
34	DST Systems, Inc.	1,595
24	Dun & Bradstreet Corp.	1,605
170	Electronic Arts, Inc.(b)	3,839
779	EMC Corp.(b)	17,598
38	Fair Isaac Corp.	971
84	Fairchild Semiconductor International, Inc.(b)	1,114
134	Fidelity National Information Services, Inc.	3,776
72	Fiserv, Inc.(b)	4,020
930	Hewlett-Packard Co.	24,208
24	Hittite Microwave Corp.(b)	1,304
24	IHS, Inc., Class A(b)	1,862
46	Informatica Corp.(b)	1,922
2,265	Intel Corp.	45,594
485	International Business Machines Corp.	83,376
48	International Rectifier Corp.(b)	1,094
82	Intersil Corp., Class A	921
108	Intuit, Inc.	5,328
54	Jack Henry & Associates, Inc.	1,579
66	KLA-Tencor Corp.	2,421
52	LAM Research Corp.(b)	1,932
42	Lexmark International, Inc., Class A(b)	1,342
80	Linear Technology Corp.	2,290
301	LSI Corp.(b)	2,050
203	Marvell Technology Group Ltd. (Bermuda)(b)	2,669
102	Maxim Integrated Products, Inc.	2,351
42	MedAssets, Inc.(b)	480
128	MEMC Electronic Materials, Inc.(b)	893
70	Microchip Technology, Inc.(a)	2,297
341	Micron Technology, Inc.(b)	2,015
44	MICROS Systems, Inc.(b)	2,097
62	Microsemi Corp.(b)	963
3,377	Microsoft Corp.	89,828

See notes to financial statements.

Annual Report | August 31, 2011 | 97

Portfolio of Investments continued

WFVK | Wilshire 5000 Total Market ETF (continued)

Number
of Shares	Description	Value

	Technology (continued)
48	MSCI, Inc., Class A(b)	$1,659
118	National Semiconductor Corp.	2,938
110	NCR Corp.(b)	1,895
140	NetApp, Inc.(b)	5,267
40	Netlogic Microsystems, Inc.(b)	1,201
60	Novellus Systems, Inc.(b)	1,678
122	Nuance Communications, Inc.(b)	2,264
217	NVIDIA Corp.(b)	2,888
205	ON Semiconductor Corp.(b)	1,490
1,541	Oracle Corp.	43,256
70	Parametric Technology Corp.(b)	1,260
86	Pitney Bowes, Inc.	1,747
140	PMC - Sierra, Inc.(b)	853
44	Progress Software Corp.(b)	917
70	QLogic Corp.(b)	978
54	Quest Software, Inc.(b)	930
52	Rambus, Inc.(b)	604
76	Red Hat, Inc.(b)	3,005
88	Riverbed Technology, Inc.(b)	2,181
52	Rovi Corp.(b)	2,542
36	Salesforce.com, Inc.(b)	4,635
92	SanDisk Corp.(b)	3,372
56	Semtech Corp.(b)	1,195
26	Silicon Laboratories, Inc.(b)	899
84	Skyworks Solutions, Inc.(b)	1,733
48	SolarWinds, Inc.(b)	1,189
40	Solera Holdings, Inc.	2,346
72	Synopsys, Inc.(b)	1,863
32	Taleo Corp., Class A(b)	826
82	Teradata Corp.(b)	4,294
106	Teradyne, Inc.(b)	1,283
475	Texas Instruments, Inc.	12,450
14	Unisys Corp.(b)	246
44	Varian Semiconductor Equipment Associates, Inc.(b)	2,697
24	Veeco Instruments, Inc.(a) (b)	873
40	VeriFone Systems, Inc.(b)	1,409
32	VMware, Inc., Class A(b)	3,020
92	Western Digital Corp.(b)	2,713
609	Xerox Corp.	5,055
94	Xilinx, Inc.	2,927
		681,591

	Utilities - 3.7%
245	AES Corp.(b)	2,661
38	AGL Resources, Inc.	1,574
34	ALLETE, Inc.	1,328
48	Alliant Energy Corp.	1,947
114	Ameren Corp.	3,450
158	American Electric Power Co., Inc.	6,104
96	American Water Works Co., Inc.	2,859
94	Aqua America, Inc.	2,075
48	Atmos Energy Corp.	1,610
48	Avista Corp.	1,218
225	Calpine Corp.(b)	3,314
152	CenterPoint Energy, Inc.	3,041
44	Cleco Corp.	1,563
90	CMS Energy Corp.	1,773
96	Consolidated Edison, Inc.	5,396
74	Constellation Energy Group, Inc.	2,848
201	Dominion Resources, Inc.	9,797
50	DPL, Inc.	1,496
62	DTE Energy Co.	3,135
431	Duke Energy Corp.	8,150
203	Dynegy, Inc.(b)	893
92	Edison International	3,421
56	Entergy Corp.	3,652
217	Exelon Corp.	9,357
184	FirstEnergy Corp.	8,142
751	GenOn Energy, Inc.(b)	2,283
82	Great Plains Energy, Inc.	1,603
64	Hawaiian Electric Industries, Inc.	1,537
34	IDACORP, Inc.	1,299
44	Integrys Energy Group, Inc.	2,203
26	ITC Holdings Corp.	1,967
100	MDU Resources Group, Inc.	2,134
30	National Fuel Gas Co.	1,840
32	New Jersey Resources Corp.	1,508
136	NextEra Energy, Inc.	7,714
28	Nicor, Inc.	1,557
122	NiSource, Inc.	2,606
74	Northeast Utilities	2,568
26	Northwest Natural Gas Co.	1,176
40	NorthWestern Corp.	1,356
116	NRG Energy, Inc.(b)	2,719
52	NSTAR	2,377

See notes to financial statements.

98 | Annual Report | August 31, 2011

Portfolio of Investments continued

WFVK | Wilshire 5000 Total Market ETF (continued)

Number
of Shares	Description	Value

	Utilities (continued)
132	NV Energy, Inc.	$1,969
32	OGE Energy Corp.	1,602
34	Ormat Technologies, Inc.	577
120	Pepco Holdings, Inc.	2,338
122	PG&E Corp.	5,167
52	Piedmont Natural Gas Co., Inc.	1,607
46	Pinnacle West Capital Corp.	2,035
72	PNM Resources, Inc.	1,077
62	Portland General Electric Co.	1,495
187	PPL Corp.	5,401
92	Progress Energy, Inc.	4,490
162	Public Service Enterprise Group, Inc.	5,529
72	Questar Corp.	1,349
52	SCANA Corp.	2,091
86	Sempra Energy	4,517
28	South Jersey Industries, Inc.	1,443
293	Southern Co.	12,118
62	Southern Union Co.	2,597
38	Southwest Gas Corp.	1,407
110	TECO Energy, Inc.	2,013
56	UGI Corp.	1,667
58	Vectren Corp.	1,587
66	Westar Energy, Inc.	1,759
34	WGL Holdings, Inc.	1,406
92	Wisconsin Energy Corp.	2,911
162	Xcel Energy, Inc.	3,997
		203,400
	Total Common Stocks - 99.2%
	(Cost $5,516,269)	5,420,877

	Tracking Stocks - 0.2%
	Communications - 0.2%
38	Liberty Media Corp. - Capital, Class A(b) (c)	2,710
241	Liberty Media Corp. - Interactive, Class A(b) (c)	3,813
28	Liberty Media Corp. - Starz, Class A(b) (c)	1,928
		8,451

	Consumer, Non-cyclical - 0.0%*
62	Acacia Research - Acacia Technology(b) (c)	2,709

	Total Tracking Stocks - 0.2%
	(Cost $9,456)	11,160

	Exchange Traded Fund - 0.3%
170	SPDR Dow Jones Total Market ETF	15,511
	(Cost $15,511)

	Master Limited Partnership - 0.0%*
	Energy - 0.0%*
20	Atlas Energy, LP	418
	(Cost $308)

	Total Long-Term Investments - 99.7%
	(Cost $5,541,544)	5,447,966

	Investments of Collateral for Securities Loaned - 0.9%
51,051	BNY Mellon Securities Lending Overnight Fund, 0.093%(d) (e)	51,051
	(Cost $51,051)

	Total Investments - 100.6%
	(Cost $5,592,595)	5,499,017
	Liabilities in excess of Other Assets - (0.6%)	(35,368)

	Net Assets - 100.0%	$5,463,649

*	Less than 0.1%.

LP -	Limited Partnership

REIT -	Real Estate Investment Trust

(a)	Security, or portion thereof, was on loan at August 31, 2011.

(b)	Non-income producing security.

(c)	A tracking stock is a security issued by a parent company to track the performance of a subsidiary, division, or line of business.

(d)	At August 31, 2011, the total market value of the Fund’s securities on loan was $46,731 and the total market value of the collateral held by the Fund was $51,051.

(e)	Interest rate shown reflects yield as of August 31, 2011.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.
Annual Report | August 31, 2011 | 99

Portfolio of Investments continued

WMCR | Wilshire Micro-Cap ETF

Number
of Shares	Description	Value

	Long-Term Investments - 99.8%
	Common Stocks - 99.6%
	Basic Materials - 2.7%
7,198	American Pacific Corp.(a)	$53,265
1,412	Clean Diesel Technologies, Inc.(a) (b)	5,860
5,076	Friedman Industries	48,222
53,295	General Moly, Inc.(a) (b)	211,581
1,602	KMG Chemicals, Inc.	24,222
9,026	Landec Corp.(a)	53,705
7,572	Mines Management, Inc.(a) (b)	12,797
1,178	Northern Technologies International Corp.(a)	19,284
3,594	Orchids Paper Products Co.	46,327
4,742	Penford Corp.(a)	26,081
8,650	Solitario Exploration & Royalty Corp.(a)	20,154
10,388	Timberline Resources Corp.(a) (b)	8,206
1,479	Universal Stainless & Alloy(a)	48,644
56,709	Uranerz Energy Corp.(a) (b)	134,967
56,609	Uranium Energy Corp.(a) (b)	198,698
33,178	Uranium Resources, Inc.(a) (b)	38,818
5,001	Verso Paper Corp.(a)	11,252
23,360	Vista Gold Corp. (Canada)(a) (b)	79,658
6,024	Xerium Technologies, Inc.(a) (b)	85,300
		1,127,041

	Communications - 8.4%
60,397	8x8, Inc.(a) (b)	261,519
2,279	AH Belo Corp., Class A	12,193
6,372	Aware, Inc.(a)	20,645
11,942	Bidz.com, Inc.(a) (b)	7,404
2,525	BroadVision, Inc.(a)	22,548
7,699	CalAmp Corp.(a)	23,405
7,649	Chyron International Corp.(a)	16,063
3,859	Cinedigm Digital Cinema Corp., Class A(a)	5,518
5,226	Clearfield, Inc.(a)	37,836
6,951	ClearOne Communications, Inc.(a)	43,652
2,949	Communications Systems, Inc.	42,996
7,042	Crexendo, Inc.(b)	29,647
2,480	Cumulus Media, Inc., Class A(a) (b)	6,671
10,870	Ditech Networks, Inc.(a)	11,848
11,314	EDGAR Online, Inc.(a)	8,599
18,190	Emmis Communications Corp., Class A(a)	13,824
11,264	Entravision Communications Corp., Class A(a)	12,728
16,502	FiberTower Corp.(a) (b)	19,637
11,619	Global Traffic Network, Inc.(a)	162,666
4,343	Globecomm Systems, Inc.(a)	55,808
5,573	Gray Television, Inc.(a)	10,589
9,859	Harris Interactive, Inc.(a)	6,336
2,475	HealthStream, Inc.(a)	30,715
5,924	HickoryTech Corp.	56,574
11,816	Hollywood Media Corp.(a)	18,551
13,397	ID Systems, Inc.(a)	72,746
9,317	Inuvo, Inc.(a)	16,212
11,599	Ipass, Inc.(a)	17,051
15,431	Keynote Systems, Inc.	370,807
19,419	KVH Industries, Inc.(a)	172,829
3,468	Lantronix, Inc.(a)	6,208
10,123	Lee Enterprises, Inc.(a) (b)	6,631
5,304	Lightpath Technologies, Inc., Class A(a)	9,176
4,467	LIN TV Corp., Class A(a)	13,803
4,935	Local.com Corp.(a) (b)	14,065
9,955	LodgeNet Interactive Corp.(a) (b)	18,516
16,561	Media General, Inc., Class A(a) (b)	37,097
2,649	Micronetics, Inc.(a)	16,609
16,634	MRV Communications, Inc.(a)	21,791
8,198	Multiband Corp.(a)	26,234
4,509	Network Engines, Inc.(a)	5,636
11,992	Network Equipment Technologies, Inc.(a)	30,700
12,528	New Frontier Media, Inc.(a)	15,660
10,098	Nextwave Wireless, Inc.(a)	1,717
5,698	Numerex Corp., Class A(a)	35,043
12,011	Online Resources Corp.(a)	33,631
11,028	Onstream Media Corp.(a) (b)	9,804
6,697	Onvia, Inc.(a) (b)	25,549
6,697	Optical Cable Corp.	26,118
12,277	ORBCOMM, Inc.(a)	27,623
5,974	Outdoor Channel Holdings, Inc.(a)	41,161
7,422	PC-Telephone, Inc.(a)	47,278
5,673	Performance Technologies, Inc.(a)	10,779
4,642	Phazar Corp.(a)	11,187
1,128	Quepasa Corp.(a) (b)	5,200
11,143	Radio One, Inc., Class D(a) (b)	15,934
1,798	Reis, Inc.(a)	17,980
7,823	Relm Wireless Corp.(a)	8,292
11,584	Responsys, Inc.(a)	168,663

See notes to financial statements.

100 | Annual Report | August 31, 2011

Portfolio of Investments continued

WMCR | Wilshire Micro-Cap ETF (continued)

Number of Shares	Description	Value

	Communications (continued)
8,684	RF Industries Ltd.	$34,736
1,214	RigNet, Inc.(a)	18,659
12,587	Saba Software, Inc.(a)	87,606
4,467	Selectica, Inc.(a)	21,710
7,124	Speedus Corp.(a)	748
1,123	Spherix, Inc.(a)	1,595
834	SPS Commerce, Inc.(a)	15,120
53,776	support.com, Inc.(a)	133,902
8,541	Telular Corp.	52,185
1,823	Tessco Technologies, Inc.	26,561
5,001	TheStreet, Inc.	12,052
3,350	TigerLogic Corp.(a) (b)	9,983
11,226	Towerstream Corp.(a) (b)	41,761
4,105	UniTek Global Services, Inc.(a)	21,469
4,052	US Auto Parts Network, Inc.(a)	25,609
23,912	Valuevision Media, Inc., Class A(a)	90,626
3,312	Warwick Valley Telephone Co.	45,408
17,868	Web.com Group, Inc.(a)	168,674
27,625	Westell Technologies, Inc., Class A(a)	68,786
7,472	WPCS International, Inc.(a)	17,111
10,870	Zhone Technologies, Inc.(a)	17,392
68,180	Zix Corp.(a)	231,812
		3,439,207

	Consumer, Cyclical - 10.1%
11,314	AC Moore Arts & Crafts, Inc.(a)	14,029
3,744	Adams Golf, Inc.(a)	21,603
4,027	ADDvantage Technologies Group, Inc.(a)	9,061
2,549	Aldila, Inc.	7,672
14,954	Amerigon, Inc.(a)	199,935
1,070	Amrep Corp.(a)	7,875
2,874	Arctic Cat, Inc.(a)	45,064
1,303	Ark Restaurants Corp.	18,099
67,021	Beazer Homes USA, Inc.(a) (b)	141,414
2,424	Benihana, Inc., Class A(a)	19,659
11,213	BlueLinx Holdings, Inc.(a)	23,772
13,850	BON-TON Stores, Inc.(b)	97,089
4,742	Books-A-Million, Inc.(b)	12,377
19,649	Borders Group, Inc.(a) (b)	884
4,177	Build-A-Bear Workshop, Inc.(a)	24,686
4,416	Cache, Inc.(a)	24,509
1,898	Caribou Coffee Co., Inc.(a)	28,831
5,687	Carmike Cinemas, Inc.(a)	40,264
6,222	Carrols Restaurant Group, Inc.(a)	57,491
8,223	Casual Male Retail Group, Inc.(a)	34,290
10,246	Century Casinos, Inc.(a)	28,586
2,298	Cherokee, Inc.	31,827
16,887	Commercial Vehicle Group, Inc.(a)	121,418
8,050	Conn’s, Inc.(a)	46,126
4,052	Cost Plus, Inc.(a)	31,484
1,065	Culp, Inc.(a)	9,084
16,952	dELiA*s, Inc.(a)	26,106
3,594	Dixie Group, Inc.(a)	13,262
34,326	Douglas Dynamics, Inc.	498,414
8,374	Dover Downs Gaming & Entertainment, Inc.	22,024
7,092	Dover Motorsports, Inc.(a)	10,212
2,041	Duckwall-ALCO Stores, Inc.(a)	19,369
5,076	Educational Development Corp.(b)	26,852
11,816	Empire Resorts, Inc.(a) (b)	9,335
2,774	Famous Dave’s of America, Inc.(a)	26,492
1,153	Flexsteel Industries	18,079
2,350	Frisch’s Restaurants, Inc.	46,436
3,952	Full House Resorts, Inc.(a) (b)	13,397
2,041	Gaming Partners International Corp.	15,103
602	Gordmans Stores, Inc.(a)	8,970
7,223	Granite City Food & Brewery Ltd.(a)	18,057
11,791	Great Wolf Resorts, Inc.(a)	33,486
6,697	GTSI Corp.(a)	29,266
2,351	Hastings Entertainment, Inc.(a)	7,617
3,249	Hooker Furniture Corp.	29,403
5,698	J Alexander’s Corp.(a)	37,151
12,151	Jamba, Inc.(a)	21,386
2,599	Kewaunee Scientific Corp.	23,989
4,152	Kona Grill, Inc.(a)	23,957
1,087	Lacrosse Footwear, Inc.	14,022
2,350	Lakeland Industries, Inc.(a)	18,307
10,344	Lakes Entertainment, Inc.(a)	25,136
18,446	Libbey, Inc.(a)	239,060
6,222	Luby’s, Inc.(a)	28,310
6,924	MarineMax, Inc.(a)	47,014
2,649	McCormick & Schmick’s Seafood Restaurants, Inc.(a)	16,530
1,511	Monarch Casino & Resort, Inc.(a)	15,367

See notes to financial statements.

Annual Report | August 31, 2011 | 101

Portfolio of Investments continued

WMCR | Wilshire Micro-Cap ETF (continued)

Number of Shares	Description	Value

	Consumer, Cyclical (continued)
3,192	Morton’s Restaurant Group, Inc.(a)	$17,652
11,188	MTR Gaming Group, Inc.(a)	27,970
9,004	Multimedia Games Holding Co., Inc.(a)	44,390
1,619	Nathan’s Famous, Inc.(a)	30,712
7,372	Nautilus, Inc.(a)	10,763
14,537	Navarre Corp.(a)	25,876
6,197	O’Charleys, Inc.(a)	34,827
8,323	Palm Harbor Homes, Inc.(a) (b)	71
5,548	PC Connection, Inc.(a)	49,433
9,004	PC Mall, Inc.(a)	56,995
9,864	Perry Ellis International, Inc.(a)	226,675
7,800	Pizza Inn, Inc.(a)	23,088
8,000	Reading International, Inc., Class A(a)	34,000
3,350	Red Lion Hotels Corp.(a)	23,417
11,039	Rentrak Corp.(a)	157,968
2,857	RG Barry Corp.	29,170
3,594	Rick’s Cabaret International, Inc.(a)	25,697
1,644	Rocky Brands, Inc.(a)	18,972
6,748	Ruth’s Hospitality Group, Inc.(a)	35,697
9,879	SMF Energy Corp.	23,216
26,199	Spartan Motors, Inc.	119,991
8,700	Stanley Furniture Co., Inc.(a)	30,015
405	Steinway Musical Instruments, Inc.(a)	10,072
4,717	Supreme Industries, Inc., Class A(a)	11,179
2,425	Syms Corp.(a)	21,485
3,092	Tandy Leather Factory, Inc.(a)	14,842
7,775	Town Sports International Holdings, Inc.(a)	58,390
18,724	Tuesday Morning Corp.(a)	74,709
10,764	Unifi, Inc.(a)	120,772
7,348	Universal Travel Group(a) (b) (c)	–
7,825	Virco Manufacturing	18,858
2,549	West Marine, Inc.(a)	24,088
632	Winmark Corp.	29,660
31,745	Wonder Auto Technology, Inc.(a) (b) (c)	153,011
15,497	Zale Corp.(a)	63,228
		4,126,127

	Consumer, Non-cyclical - 26.6%
13,754	Aastrom Biosciences, Inc.(a) (b)	35,623
12,573	Acadia Pharmaceuticals, Inc.(a) (b)	17,099
23,362	Achillion Pharmaceuticals, Inc.(a)	143,676
2,064	Acme United Corp.(b)	21,032
21,406	Addus HomeCare Corp.(a)	107,030
12,042	Adolor Corp.(a)	26,252
10,552	ADVENTRX Pharmaceuticals, Inc.(a) (b)	12,135
2,350	Advocat, Inc.	14,147
53,747	Alexza Pharmaceuticals, Inc.(a) (b)	73,633
8,273	Allied Healthcare International, Inc.(a)	31,768
5,734	Altair Nanotechnologies, Inc. (Canada)(a)	6,594
427	Amcon Distributing Co.	25,712
11,447	American Caresource Holdings, Inc.(a)	8,242
3,468	American Dental Partners, Inc.(a)	38,079
1,965	American Medical Alert Corp.	9,933
4,343	American Shared Hospital Services(a)	13,007
10,196	Amicus Therapeutics, Inc.(a)	46,800
13,372	Anadys Pharmaceuticals, Inc.(a)	9,569
4,218	Angeion Corp.(a)	16,914
3,274	Anika Therapeutics, Inc.(a)	19,709
46,845	Antares Pharma, Inc.(a)	114,302
10,070	Anthera Pharmaceuticals, Inc.(a)	56,493
5,151	Apricus Biosciences, Inc.(a) (b)	24,673
4,442	ARCA Biopharma, Inc.(a) (b)	4,753
3,701	Aspenbio Pharma, Inc.(a) (b)	13,620
1,823	AtriCure, Inc.(a)	18,704
6,271	Avalon Holdings Corp., Class A(a)	16,367
64,039	AVANIR Pharmaceuticals, Inc., Class A(a) (b)	181,871
109,532	AVI BioPharma, Inc.(a) (b)	135,820
1,611	Barrett Business Services, Inc.	23,053
4,467	BioClinica, Inc.(a)	22,067
7,624	Biodel, Inc.(a) (b)	9,454
12,428	BioDelivery Sciences International, Inc.(a) (b)	42,007
1,651	Biolase Technology, Inc.(a) (b)	5,547
98,213	Biosante Pharmaceuticals, Inc.(a) (b)	257,318
2,097	Biospecifics Technologies Corp.(a)	36,698
29,960	Biotime, Inc.(a) (b)	138,116
59,272	Bovie Medical Corp.(a)	161,813
1,163	Bridgford Foods Corp.	11,677

See notes to financial statements.

102 | Annual Report | August 31, 2011

Portfolio of Investments continued

WMCR | Wilshire Micro-Cap ETF (continued)

Number of Shares	Description	Value

	Consumer, Non-cyclical (continued)
9,132	BSD Medical Corp.(a) (b)	$26,757
6,219	Cadiz, Inc.(a)	62,563
27,878	Caliper Life Sciences, Inc.(a)	209,643
19,445	Capital Senior Living Corp.(a)	139,615
7,649	Cardica, Inc.(a)	17,440
6,475	Cardiovascular Systems, Inc.(a)	83,204
4,268	Carriage Services, Inc.	24,541
3,299	CCA Industries, Inc.	18,738
12,897	Celldex Therapeutics, Inc.(a) (b)	40,239
53,869	Cel-Sci Corp.(a) (b)	21,375
6,992	Celsion Corp.(a) (b)	25,800
11,744	Cerus Corp.(a) (b)	24,075
15,529	Chelsea Therapeutics International Ltd.(a)	66,464
13,074	Chindex International, Inc.(a)	138,061
18,920	Cleveland Biolabs, Inc.(a) (b)	49,003
36,634	Columbia Laboratories, Inc.(a)	84,625
37,762	CombiMatrix Corp.(a)	95,915
6,372	Command Security Corp.(a)	10,004
7,223	Competitive Technologies, Inc.(a) (b)	8,306
35,933	Continucare Corp.(a)	228,534
46,924	Corcept Therapeutics, Inc.(a)	132,795
3,375	Cornerstone Therapeutics, Inc.(a)	26,291
3,303	CPI Corp.	28,637
12,428	Cryo-Cell International, Inc.(a)	36,041
62,106	Curis, Inc.(a) (b)	198,739
4,177	Cutera, Inc.(a)	32,957
8,173	Cyanotech Corp.(a)	31,384
8,000	Cyclacel Pharmaceuticals, Inc.(a)	6,720
3,350	Cynosure, Inc., Class A(a)	34,304
13,472	Cytokinetics, Inc.(a)	15,358
39,973	Cytori Therapeutics, Inc.(a) (b)	131,911
17,631	CytRx Corp.(a) (b)	6,700
6,497	DARA Biosciences, Inc.(a) (b)	12,994
1,611	Daxor Corp.	17,060
28,355	Delcath Systems, Inc.(a) (b)	117,390
42,405	Depomed, Inc.(a)	263,759
2,475	Derma Sciences, Inc.(a)	20,295
6,951	Digirad Corp.(a)	17,586
9,546	Discovery Laboratories, Inc.(a)	20,524
2,730	Document Security Systems, Inc.(a)	6,798
5,498	Dynacq Healthcare, Inc.(a)	9,621
62,505	Dynavax Technologies Corp.(a)	150,012
6,992	Edgewater Technology, Inc.(a)	20,417
1,872	Endocyte, Inc.(a)	20,517
30,390	Endologix, Inc.(a)	289,313
10,803	EnteroMedics, Inc.(a)	26,467
7,750	Entremed, Inc.(a)	10,927
14,594	EpiCept Corp.(a) (b)	5,988
37,236	Exact Sciences Corp.(a)	287,834
2,097	Exactech, Inc.(a)	31,078
9,904	Female Health Co.(b)	42,686
32,019	Five Star Quality Care, Inc.(a)	104,062
8,000	Fonar Corp.(a)	15,200
4,817	Franklin Covey Co.(a)	45,858
7,427	Furiex Pharmaceuticals, Inc.(a)	113,930
7,766	Genta, Inc.(a)	123
4,476	GenVec, Inc.(a)	12,354
6,497	GlobalOptions Group, Inc.(a)	14,943
2,841	Golden Enterprises, Inc.	9,546
2,072	Griffin Land & Nurseries, Inc.	55,012
5,523	Hackett Group, Inc.(a)	20,932
51,365	Hansen Medical, Inc.(a) (b)	193,646
8,441	Harvard Bioscience, Inc.(a)	36,887
9,387	Hi-Tech Pharmacal Co., Inc.(a)	262,930
5,176	Hudson Highland Group, Inc.(a)	27,226
13,397	Idera Pharmaceuticals, Inc.(a)	24,115
9,879	IGI Laboratories, Inc.(a) (b)	11,064
9,059	Imperial Sugar Co.	81,169
8,566	Infinity Pharmaceuticals, Inc.(a)	58,763
11,213	Information Services Group, Inc.(a)	14,577
22,755	Inhibitex, Inc.(a)	80,325
15,247	Innovaro, Inc.(a) (b)	20,583
66,311	Inovio Pharmaceuticals, Inc.(a) (b)	47,777
6,193	Insmed, Inc.(a) (b)	29,417
2,949	Integramed America, Inc.(a)	24,624
3,474	Intersections, Inc.	52,805
6,296	Inventure Foods, Inc.(a)	25,436
16,056	ISTA Pharmaceuticals, Inc.(a)	73,536
9,531	Jones Soda Co.(a)	8,483
49,358	Keryx Biopharmaceuticals, Inc.(a) (b)	200,887

See notes to financial statements.

Annual Report | August 31, 2011 | 103

Portfolio of Investments continued

WMCR | Wilshire Micro-Cap ETF (continued)

Number of Shares	Description	Value

	Consumer, Non-cyclical (continued)
3,776	Kid Brands, Inc.(a)	$14,084
16,864	KV Pharmaceutical Co., Class A(a) (b)	29,849
4,417	LCA-Vision, Inc.(a)	12,500
1,120	Learning Tree International, Inc.(a)	10,864
10,945	LECG Corp.(a)	230
5,796	Management Network Group, Inc.(a)	13,389
9,655	Mannatech, Inc.(a)	5,332
11,078	Marina Biotech, Inc.(a) (b)	2,308
2,974	MediciNova, Inc.(a) (b)	6,632
2,041	Medtox Scientific, Inc.	28,574
22,578	MELA Sciences, Inc.(a) (b)	49,672
29,609	Merge Healthcare, Inc.(a)	175,285
25,543	Metropolitan Health Networks, Inc.(a)	131,036
5,999	Midas, Inc.(a)	48,292
6,547	Misonix, Inc.(a)	14,403
3,819	Multi-Color Corp.	99,370
7,472	Nanosphere, Inc.(a)	10,610
820	National Research Corp.	27,691
5,319	Natural Alternatives International, Inc.(a)	25,797
3,450	Nature’s Sunshine Products, Inc.(a)	59,374
42,833	Neoprobe Corp.(a) (b)	144,347
7,347	Neostem, Inc.(a) (b)	5,363
11,223	Neuralstem, Inc.(a) (b)	14,253
6,497	NeurogesX, Inc.(a) (b)	12,929
8,828	Novabay Pharmaceuticals, Inc.(a)	8,033
1,211	NuPathe, Inc.(a)	3,318
1,461	Nutraceutical International Corp.(a)	20,381
8,541	Oculus Innovative Sciences, Inc.(a) (b)	11,701
20,027	Odyssey Marine Exploration, Inc.(a) (b)	56,076
1,694	Oil-Dri Corp. of America	32,762
12,900	Omega Protein Corp.(a)	155,832
36,911	On Assignment, Inc.(a)	280,524
2,749	OncoGenex Pharmaceutical, Inc.(a) (b)	32,823
11,264	Orchid Cellmark, Inc.(a)	30,525
4,616	Overhill Farms, Inc.(a)	20,726
7,846	Palatin Technologies, Inc.(a)	5,602
6,522	Parlux Fragrances, Inc.(a)	21,523
1,669	PDI, Inc.(a)	12,084
6,099	Perceptron, Inc.(a)	37,936
18,721	Peregrine Pharmaceuticals, Inc.(a) (b)	26,397
15,682	PharmAthene, Inc.(a) (b)	38,107
10,246	PHC, Inc., Class A(a)	24,488
2,148	PhotoMedex, Inc.(a) (b)	30,029
3,669	Physicians Formula Holdings, Inc.(a)	12,511
9,829	Premier Exhibitions, Inc.(a)	16,218
6,322	Pressure BioSciences, Inc.(a)	5,627
7,447	PRGX Global, Inc.(a)	43,788
53,939	Princeton Review, Inc.(a) (b)	9,763
8,879	ProPhase Labs, Inc.(a)	7,281
2,123	Providence Service Corp.(a)	22,589
1,284	Psychemedics Corp.	10,850
11,289	PURE Bioscience, Inc.(a) (b)	10,047
2,999	QC Holdings, Inc.	11,516
9,298	RadNet, Inc.(a)	27,894
13,844	Raptor Pharmaceutical Corp.(a) (b)	65,482
6,447	Reed’s, Inc.(a) (b)	12,249
10,171	Reliv International, Inc.	16,375
11,942	Repligen Corp.(a)	39,170
3,610	Repros Therapeutics, Inc.(a)	16,931
5,176	Response Genetics, Inc.(a) (b)	11,905
10,344	Rexahn Pharmaceuticals, Inc.(a) (b)	9,827
5,423	Rochester Medical Corp.(a)	45,282
7,572	Rockwell Medical Technologies, Inc.(a) (b)	68,299
3,843	Rocky Mountain Chocolate Factory, Inc.	34,280
7,875	RXi Pharmaceuticals Corp.(a) (b)	8,032
62,984	Santarus, Inc.(a)	193,361
1,475	Schiff Nutrition International, Inc.	15,163
12,997	Senomyx, Inc.(a)	55,497
4,177	SeraCare Life Sciences, Inc.(a) (b)	15,288
7,750	Solta Medical, Inc.(a)	13,252
8,442	Somaxon Pharmaceuticals, Inc.(a) (b)	8,442
9,630	Spectranetics Corp.(a)	59,417
11,078	Staar Surgical Co.(a)	90,729
3,391	Standard Register Co.	9,529
4,900	StarTek, Inc.(a)	15,876
59,970	Stereotaxis, Inc.(a) (b)	77,961
8,725	Strategic Diagnostics, Inc.(a)	16,665
7,390	Sunesis Pharmaceuticals, Inc.(a) (b)	11,454
6,597	SunLink Health Systems, Inc.(a)	14,250
36,568	SuperGen, Inc.(a)	78,621
4,152	Tengion, Inc.(a) (b)	3,550
10,426	Theragenics Corp.(a)	16,682
9,930	TranS1, Inc.(a)	42,202

See notes to financial statements.

104 | Annual Report | August 31, 2011

Portfolio of Investments continued

WMCR | Wilshire Micro-Cap ETF (continued)

Number of Shares	Description	Value

	Consumer, Non-cyclical (continued)
2,899	Transcend Services, Inc.(a)	74,852
2,400	Transcept Pharmaceuticals, Inc.(a)	7,776
3,042	Tree.com, Inc.(a)	16,183
9,004	Trimeris, Inc.(a)	17,738
1,303	United-Guardian, Inc.	18,946
2,325	Universal Security Instruments, Inc.(a)	15,601
6,142	US Physical Therapy, Inc.	121,980
1,095	Utah Medical Products, Inc.	29,171
3,267	Vascular Solutions, Inc.(a)	39,400
12,784	Vermillion, Inc.(a) (b)	35,540
7,800	Versar, Inc.(a)	21,840
10,048	Vision-Sciences, Inc.(a)	20,598
7,674	Willamette Valley Vineyards, Inc.(a)	23,866
38,819	XOMA Ltd. (Bermuda)(a) (b)	76,085
493	Young Innovations, Inc.	13,513
61,551	Zalicus, Inc.(a) (b)	98,482
32,798	ZIOPHARM Oncology, Inc.(a) (b)	187,933
		10,899,932

	Diversified - 0.3%
2,751	Graymark Healthcare, Inc.(a)	3,026
1,145	OBA Financial Services, Inc.(a)	16,076
7,074	Primoris Services Corp.	81,351
4,692	Resource America, Inc., Class A	21,114
		121,567

	Energy - 4.0%
6,698	Arabian American Development Co.(a)	26,658
9,729	Ascent Solar Technologies, Inc.(a) (b)	9,137
5,448	Barnwell Industries, Inc.(a)	21,792
8,675	Blue Dolphin Energy Co.(a) (b)	21,687
3,558	Bolt Technology Corp.(a)	39,174
37,111	Callon Petroleum Co.(a)	213,388
4,310	CREDO Petroleum Corp.(a)	39,781
9,729	Crimson Exploration, Inc.(a)	25,101
3,794	Double Eagle Petroleum Co.(a)	36,005
21,053	Endeavour International Corp.(a)	207,583
5,311	Evergreen Energy, Inc.(a) (b)	6,814
5,158	Evolution Petroleum Corp.(a)	32,444
23,738	Flotek Industries, Inc.(a)	164,504
4,509	Geokinetics, Inc.(a)	20,561
4,500	HKN, Inc.(a)	9,990
452	Isramco, Inc.(a) (b)	29,385
3,615	Lucas Energy, Inc.(a) (b)	7,230
8,669	Magellan Petroleum Corp.(a)	13,090
2,574	Mexco Energy Corp.(a) (b)	16,731
3,186	Natural Gas Services Group, Inc.(a)	41,386
2,549	Ocean Power Technologies, Inc.(a)	9,661
3,024	Panhandle Oil and Gas, Inc., Class A	85,851
3,629	PostRock Energy Corp.(a)	16,403
694	PrimeEnergy Corp.(a)	14,289
4,475	Pyramid Oil Co.(a)	20,138
1,244	Quantum Fuel Systems Technologies Worldwide, Inc.(a) (b)	4,118
11,223	RAM Energy Resources, Inc.(a) (b)	11,447
607	REX American Resources Corp.(a)	10,040
5,974	Royale Energy, Inc.(a) (b)	16,906
33,866	Syntroleum Corp.(a)	40,639
3,400	TGC Industries, Inc.(a)	21,692
21,583	Toreador Resources Corp.(a)	68,850
21,412	Tri-Valley Corp.(a) (b)	4,604
4,467	Union Drilling, Inc.(a)	38,104
15,207	US Energy Corp.(a)	42,884
16,282	Verenium Corp.(a)	51,125
35,708	Voyager Oil & Gas, Inc.(a) (b)	98,911
4,838	Westmoreland Coal Co.(a)	50,073
19,306	Zion Oil & Gas, Inc.(a) (b)	54,443
		1,642,619

	Financial - 26.7%
7,875	21st Century Holding Co.(a)	19,058
29,408	Abington Bancorp, Inc.	257,320
4,218	Access National Corp.	34,672
15,958	Agree Realty Corp., REIT	356,661
845	Alliance Financial Corp.	25,604
2,273	American National Bankshares, Inc.	42,051
5,176	American River Bankshares(a)	25,984
8,081	American Safety Insurance Holdings Ltd. (Bermuda)(a)	153,216
5,771	Ameris Bancorp(a)	53,093
9,704	AmeriServ Financial, Inc.(a)	21,252
7,447	Ampal American Israel Corp., Class A(a) (b)	3,426
10,115	Arlington Asset Investment Corp., Class A	260,967
1,669	Asta Funding, Inc.	13,953
1,644	Auburn National Bancorporation, Inc.	32,009
36,084	Bancorp, Inc.(a)	281,455
6,322	BancTrust Financial Group, Inc.(a) (b)	14,541
2,425	Bank of Kentucky Financial Corp.	54,757

See notes to financial statements.

Annual Report | August 31, 2011 | 105

Portfolio of Investments continued

WMCR | Wilshire Micro-Cap ETF (continued)

Number of Shares	Description	Value

	Financial (continued)
795	Bank of Marin Bancorp	$28,310
9,729	BankAtlantic Bancorp, Inc., Class A(a) (b)	7,589
20,896	Banner Corp.	323,052
1,619	Bar Harbor Bankshares	46,368
2,645	Berkshire Hills Bancorp, Inc.	56,973
2,098	Bridge Bancorp, Inc.(b)	41,226
7,925	Brooklyn Federal Bancorp, Inc.(a) (b)	6,261
2,123	Bryn Mawr Bank Corp.	40,358
694	C&F Financial Corp.	16,045
5,974	Camco Financial Corp.(a)	7,587
3,952	Cape Bancorp, Inc.(a)	32,406
47,725	Capital Bank Corp.(a) (b)	133,153
11,916	Capitol Bancorp Ltd.(a) (b)	1,072
3,666	Cascade Bancorp(a)	36,660
4,976	Center Bancorp, Inc.(b)	47,720
45,317	Center Financial Corp.(a)	250,150
9,046	Centerstate Banks, Inc.	53,914
3,274	Central Valley Community Bancorp(a)	20,135
10,171	Centrue Financial Corp.(a) (b)	3,529
1,095	Century Bancorp, Inc., Class A	29,247
3,375	CFS Bancorp, Inc.	18,495
19,897	Chatham Lodging Trust, REIT	200,164
3,844	Chicopee Bancorp, Inc.(a)	53,931
3,117	CIFC Corp.(a)	15,492
5,473	Citizens & Northern Corp.	89,265
2,400	Citizens Holding Co.(b)	43,584
2,173	Citizens South Banking Corp.	8,692
4,842	CNB Financial Corp.(b)	65,658
2,525	Codorus Valley Bancorp, Inc.	24,972
56,283	Cogdell Spencer, Inc., REIT	240,328
3,594	Colony Bankcorp, Inc.(a) (b)	10,746
10,653	Commonwealth Bankshares, Inc.(a) (b)	1,385
5,201	Community Capital Corp.(a)	15,499
13,422	Crescent Financial Corp.(a)	51,809
2,058	Diamond Hill Investment Group, Inc.	150,419
42,684	Dynex Capital, Inc., REIT	391,839
2,123	Eagle Bancorp, Inc.(a)	26,304
3,092	Eastern Insurance Holdings, Inc.	40,814
27,476	Eastern Virginia Bankshares, Inc.	66,767
5,373	Edelman Financial Group, Inc.	37,342
3,274	Encore Bancshares, Inc.(a)	36,309
3,067	Enterprise Bancorp, Inc.	42,815
4,177	Enterprise Financial Services Corp.	61,820
2,608	ESB Financial Corp.	31,661
2,425	Evans Bancorp, Inc.	30,919
15,507	Excel Trust, Inc., REIT	167,010
8,050	Farmers Capital Bank Corp.(a)	34,857
4,793	Federal Agricultural Mortgage Corp., Class C	96,243
10,888	Financial Institutions, Inc.	171,595
10,369	First Acceptance Corp.(a)	15,035
2,373	First BanCorp (Puerto Rico)(a) (b)	8,021
4,218	First Bancorp, Inc.	56,437
12,302	First California Financial Group, Inc.(a)	39,366
3,092	First Capital Bancorp, Inc.(a)	9,740
3,644	First Citizens Banc Corp.(a)	12,827
3,400	First Defiance Financial Corp.(a)	46,308
10,194	First Federal Bancshares of Arkansas, Inc.(a) (b)	61,164
29,860	First Financial Northwest, Inc.(a) (b)	133,176
5,923	First M&F Corp.	19,131
12,947	First Security Group, Inc.(a) (b)	3,496
5,992	First South Bancorp, Inc.	24,148
5,323	First United Corp.(b)	22,729
7,725	Firstbank Corp.	40,556
1,798	Firstcity Financial Corp.(a)	11,525
1,303	Fox Chase Bancorp, Inc.	16,822
6,495	Franklin Financial Corp.(a)	75,082
2,924	German American Bancorp, Inc.(b)	46,082
3,261	Gramercy Capital Corp., REIT(a)	9,294
11,649	Guaranty Bancorp(a)	12,348
2,041	Hallmark Financial Services(a)	14,165
3,468	Hampden Bancorp, Inc.	44,737
175,050	Hanmi Financial Corp.(a)	169,799
1,220	Harleysville Savings Financial Corp.	17,202
10,451	Harris & Harris Group, Inc.(a)	43,372
1,252	Hawthorn Bancshares, Inc.	9,728
5,974	Heritage Commerce Corp.(a)	25,509
1,744	Heritage Financial Corp.	20,352
1,729	Heritage Financial Group, Inc.(b)	19,244
16,419	Heritage Oaks Bancorp(a)	60,750
12,672	HF Financial Corp.	107,712
20,954	HFF, Inc., Class A(a)	247,676
3,167	HMN Financial, Inc.(a)	5,542
1,461	Home Bancorp, Inc.(a)	21,345

See notes to financial statements.

106 | Annual Report | August 31, 2011

Portfolio of Investments continued

WMCR | Wilshire Micro-Cap ETF (continued)

Number of Shares	Description	Value

	Financial (continued)
6,951	Homeowners Choice, Inc.	$43,374
13,451	HopFed Bancorp, Inc.	103,035
3,499	Imperial Holdings, Inc.(a)	25,963
68,103	Independent Bank Corp.(a) (b)	134,844
12,925	INTL FCStone, Inc.(a)	300,894
1,353	Investors Title Co.	50,047
9,405	Ladenburg Thalmann Financial Services, Inc.(a)	14,578
6,773	LNB Bancorp, Inc.	29,530
10,778	Macatawa Bank Corp.(a)	32,334
20,852	Main Street Capital Corp.(b)	390,558
5,648	MainSource Financial Group, Inc.	50,211
1,153	Marlin Business Services Corp.(a)	13,386
7,622	MBT Financial Corp.(a) (b)	9,680
2,425	Medallion Financial Corp.	23,838
5,848	Mercantile Bancorp, Inc.(a) (b)	5,088
2,699	Mercantile Bank Corp.(a)	22,429
1,045	Merchants Bancshares, Inc.	28,455
3,894	Merriman Holdings, Inc.(a) (b)	7,944
5,076	Metro Bancorp, Inc.(a)	50,963
3,167	MicroFinancial, Inc.	18,527
995	Middleburg Financial Corp.	15,253
3,217	Midsouth Bancorp, Inc.	36,963
8,000	Monarch Community Bancorp, Inc.(a)	10,200
2,775	Monarch Financial Holdings, Inc.	19,175
23,813	MPG Office Trust, Inc., REIT(a) (b)	66,200
2,899	MutualFirst Financial, Inc.	22,496
1,798	National Bankshares, Inc.	46,586
2,350	New England Bancshares, Inc.	22,325
2,223	New Hampshire Thrift Bancshares, Inc.	28,566
3,400	NewBridge Bancorp(a)	15,232
1,358	North Valley Bancorp(a)	13,390
5,673	Northeast Community Bancorp, Inc.	37,101
6,322	Northern States Financial Corp.(a) (b)	6,322
1,178	Northrim BanCorp, Inc.	22,841
1,378	Norwood Financial Corp.	34,574
2,064	OceanFirst Financial Corp.	24,562
3,769	Old Point Financial Corp.	41,534
12,503	Old Second Bancorp, Inc.(a) (b)	15,504
2,400	OmniAmerican Bancorp, Inc.(a)	34,272
9,888	One Liberty Properties, Inc., REIT	154,253
4,343	Oneida Financial Corp.	37,437
2,924	Oppenheimer Holdings, Inc., Class A	58,041
5,373	Pacific Continental Corp.	44,274
4,243	Pacific Mercantile Bancorp(a) (b)	18,075
3,944	Pacific Premier Bancorp, Inc.(a)	25,242
3,274	Parkvale Financial Corp.	62,861
8,904	Patriot National Bancorp, Inc.(a) (b)	17,986
3,794	Peapack Gladstone Financial Corp.(b)	41,089
1,070	Penns Woods Bancorp, Inc.	37,728
2,425	Peoples Bancorp, Inc.	25,875
3,042	Peoples Financial Corp.	35,500
2,889	Porter Bancorp, Inc.	13,116
2,315	Preferred Bank(a)	18,589
3,117	Primus Guaranty Ltd. (Bermuda)(a)	17,424
12,513	Princeton National Bancorp, Inc.(a) (b)	47,675
4,318	Provident Financial Holdings, Inc.	36,228
5,648	Prudential Bancorp, Inc. of Pennsylvania	29,765
5,101	Pulaski Financial Corp.(b)	32,493
10,196	PVF Capital Corp.(a)	15,804
2,774	QCR Holdings, Inc.	25,687
45,043	Republic First Bancorp, Inc.(a)	87,383
46,521	Resource Capital Corp., REIT	252,144
9,123	Riverview Bancorp, Inc.(a)	24,997
4,842	Rurban Financial Corp.(a)	12,589
1,253	Savannah Bancorp, Inc.(a)	7,906
10,577	Seacoast Banking Corp. of Florida(a)	17,875
4,318	Shore Bancshares, Inc.	24,094
2,674	Sierra Bancorp	28,130
12,598	Southern Community Financial Corp.(a)	17,007
1,772	Southern National Bancorp of Virginia, Inc.(a)	12,050
18,944	Southwest Bancorp, Inc.(a)	96,614
7,223	Summit Financial Group, Inc.(a)	20,586
4,059	Summit Hotel Properties, Inc., REIT	33,609
4,692	Sun Bancorp, Inc.(a)	13,794
1,479	Teche Holding Co.	47,047
720	Territorial Bancorp, Inc.	14,602
4,052	Timberland Bancorp, Inc.(a)	20,503
6,347	Tower Bancorp, Inc.	151,693
4,317	United Security Bancshares(a) (b)	13,555
4,467	United Security Bancshares, Inc.(b)	26,400
2,400	Unity Bancorp, Inc.(a)	15,600
5,773	Universal Insurance Holdings, Inc.	24,824
5,723	US Global Investors, Inc., Class A	39,660
2,533	Virtus Investment Partners, Inc.(a)	155,298
2,097	VIST Financial Corp.	13,421

See notes to financial statements.

Annual Report | August 31, 2011 | 107

Portfolio of Investments continued

WMCR | Wilshire Micro-Cap ETF (continued)

Number of Shares	Description	Value

	Financial (continued)
3,375	Waterstone Financial, Inc.(a)	$8,775
3,977	West Bancorporation, Inc.	35,077
12,518	West Coast Bancorp(a)	185,266
30,113	Winthrop Realty Trust, REIT	307,755
10,246	Yadkin Valley Financial Corp.(a)	17,726
		10,918,824

	Industrial - 11.0%
35,626	Active Power, Inc.(a)	54,508
2,248	ADA-ES, Inc.(a) (b)	34,147
4,442	Aerosonic Corp.(a)	14,303
1,823	Air T, Inc.	14,566
5,076	Allied Defense Group, Inc.(a)	15,939
5,279	Appliance Recycling Centers of America, Inc.(a)	21,433
2,749	Argan, Inc.(a)	28,507
8,098	Arotech Corp.(a) (b)	14,091
2,475	Art’s-Way Manufacturing Co., Inc.	17,350
9,273	Baldwin Technology Co., Class A(a)	11,869
4,534	Ballantyne Strong, Inc.(a)	17,501
1,990	Breeze-Eastern Corp.(a)	20,497
11,920	CAI International, Inc.(a)	180,350
24,516	Casella Waste Systems, Inc., Class A(a)	140,722
1,694	Chase Corp.	21,632
2,870	Coleman Cable, Inc.(a)	35,215
1,163	DDi Corp.	8,816
11,497	Digital Ally, Inc.(a)	10,347
11,916	DRI Corp.(a)	7,507
13,026	DXP Enterprises, Inc.(a)	313,796
770	Eastern Co.	15,023
3,644	Ecology and Environment, Inc., Class A	60,527
3,167	Edac Technologies Corp.(a)	25,431
7,272	ENGlobal Corp.(a)	23,998
6,589	Evergreen Solar, Inc.(a)	1,008
9,580	Flanders Corp.(a)	28,740
6,099	Flow International Corp.(a)	15,553
2,475	Frequency Electronics, Inc.(a)	25,715
4,951	Frozen Food Express Industries(a)	16,041
5,748	Giga-Tronics, Inc.(a)	8,622
3,844	GP Strategies Corp.(a)	47,896
4,616	Heritage-Crystal Clean, Inc.(a)	76,395
1,898	Hurco Cos., Inc.(a)	52,157
11,128	ICOP Digital, Inc.(a)	156
11,188	Identive Group, Inc.(a) (b)	20,922
6,647	IEC Electronics Corp.(a)	36,293
2,475	Image Sensing Systems, Inc.(a)	18,092
2,325	Innovative Solutions & Support, Inc.(a)	11,160
6,815	Insignia Systems, Inc.	22,967
3,894	Insteel Industries, Inc.	40,809
8,904	Integrated Electrical Services, Inc.(a) (b)	23,418
10,123	Intellicheck Mobilisa, Inc.(a)	11,945
3,067	IntriCon Corp.(a)	10,765
9,046	Iteris, Inc.(a)	10,674
12,044	Kadant, Inc.(a)	280,625
27,403	Kratos Defense & Security Solutions, Inc.(a)	259,232
10,344	KSW, Inc.	34,756
9,988	LeCroy Corp.(a)	90,391
7,875	Lime Energy Co.(a) (b)	28,665
11,339	LoJack Corp.(a)	36,398
12,428	LRAD Corp.(a)	27,963
1,536	LS Starrett Co., Class A	16,773
16,812	LSI Industries, Inc.	123,905
3,042	Lydall, Inc.(a)	33,188
11,816	Magnetek, Inc.(a)	16,542
6,149	Meade Instruments Corp.(a)	25,826
6,448	Measurement Specialties, Inc.(a)	201,371
1,554	Mesa Laboratories, Inc.	53,162
3,544	Met-Pro Corp.	35,121
3,325	Mfri, Inc.(a)	30,258
2,450	Mocon, Inc.	36,187
9,555	Nanophase Technologies Corp.(a)	8,504
7,124	NAPCO Security Technologies, Inc.(a)	18,807
13,551	NCI Building Systems, Inc.(a)	131,038
11,649	Nexxus Lighting, Inc.(a) (b)	23,298
8,782	NN, Inc.(a)	67,621
5,848	N-Viro International Corp.(a)	9,649
674	OceanFreight, Inc., Class A (Marshall Islands)(a) (b)	11,006
870	Omega Flex, Inc.(a) (b)	11,397
4,002	Orbit International Corp.(a)	15,608
5,999	Orion Energy Systems, Inc.(a)	22,556
1,045	Park-Ohio Holdings Corp.(a)	16,584
5,974	Patrick Industries, Inc.(a)	12,008
19,454	Perma-Fix Environmental Services(a)	28,208
3,167	PMFG, Inc.(a)	57,734
19,697	PowerSecure International, Inc.(a)	90,606
7,347	Pro-DEX, Inc.(a)	13,151
1,020	Providence and Worcester Railroad Co.	13,464

See notes to financial statements.

108 | Annual Report | August 31, 2011

Portfolio of Investments continued

WMCR | Wilshire Micro-Cap ETF (continued)

Number of Shares	Description	Value

	Industrial (continued)
9,096	Purecycle Corp.(a)	$26,924
2,567	Quality Distribution, Inc.(a)	31,369
5,279	Reddy ICE Holdings, Inc.(a)	10,294
6,798	Research Frontiers, Inc.(a) (b)	28,008
76,358	Satcon Technology Corp.(a) (b)	101,556
1,178	SIFCO Industries, Inc.	19,472
8,803	Smith-Midland Corp.(a)	15,405
2,452	SRS Labs, Inc.(a)	20,205
15,483	Stoneridge, Inc.(a)	123,400
7,372	Superconductor Technologies, Inc.(a) (b)	12,680
1,611	Sutron Corp.(a)	8,232
3,274	Synalloy Corp.	33,166
9,123	Tii Network Technologies, Inc.(a)	20,344
3,544	Trailer Bridge, Inc.(a) (b)	2,516
7,472	TRC Cos., Inc.(a)	37,584
4,919	Twin Disc, Inc.	191,005
7,472	Ultralife Corp.(a)	36,389
3,844	Universal Power Group, Inc.(a)	9,072
11,264	UQM Technologies, Inc.(a) (b)	24,330
5,026	US Home Systems, Inc.	24,828
2,200	USA Truck, Inc.(a)	16,918
5,076	Vicon Industries, Inc.(a)	17,690
3,092	Video Display Corp.(a)	11,842
1,070	VSE Corp.	26,557
4,951	WCA Waste Corp.(a)	21,735
5,330	Wells-Gardner Electronics Corp.(a)	10,980
7,457	Westinghouse Solar, Inc.(a) (b)	7,084
2,599	Willis Lease Finance Corp.(a)	32,618
3,425	WSI Industries, Inc.	18,050
4,566	X-Rite, Inc.(a)	16,712
5,151	Zygo Corp.(a)	67,787
		4,493,757

	Technology - 9.0%
4,767	Acorn Energy, Inc.(a)	23,358
6,347	American Software, Inc., Class A	51,284
2,315	Amtech Systems, Inc.(a)	25,118
6,271	Analysts International Corp.(a)	23,015
1,669	Astro-Med, Inc.	12,518
57,008	Axcelis Technologies, Inc.(a)	77,531
26,776	AXT, Inc.(a)	208,050
38,544	Callidus Software, Inc.(a)	186,553
1,965	Computer Task Group, Inc.(a)	21,949
5,448	Concurrent Computer Corp.(a)	31,163
4,642	CSP, Inc.(a)	16,154
4,591	Daegis, Inc.(a)	9,412
3,425	Data I/O Corp.(a)	18,803
6,372	Datalink Corp.(a)	55,182
7,775	Dataram Corp.(a)	9,097
1,365	Digimarc Corp.(a)	45,605
11,841	Dot Hill Systems Corp.(a)	20,840
3,894	Dynamics Research Corp.(a)	38,356
5,721	EasyLink Services International Corp., Class A(a)	28,376
45,019	EMCORE Corp.(a) (b)	72,030
7,497	Eon Communications Corp.(a)	12,820
17,579	FSI International, Inc.(a)	37,795
882	Geeknet, Inc.(a)	18,601
6,975	GigOptix, Inc.(a)	13,043
11,025	Glu Mobile, Inc.(a) (b)	33,626
8,879	GSE Systems, Inc.(a)	18,557
16,913	GSI Technology, Inc.(a)	85,072
21,081	Hutchinson Technology, Inc.(a) (b)	47,643
6,899	Icad, Inc.(a)	4,001
26,074	Immersion Corp.(a)	183,300
10,678	inContact, Inc.(a)	42,605
10,426	Innodata Isogen, Inc.(a)	29,818
24,693	Integrated Silicon Solution, Inc.(a)	203,223
11,674	Interphase Corp.(a)	55,568
4,541	INX, Inc.(a)	32,922
44,540	Magma Design Automation, Inc.(a)	226,709
6,099	Market Leader, Inc.(a)	12,564
4,318	Mattersight Corp.(a)	23,101
28,036	Mattson Technology, Inc.(a) (b)	41,213
27,125	Mindspeed Technologies, Inc.(a) (b)	157,325
6,801	MoSys, Inc.(a)	27,204
17,842	Nanometrics, Inc.(a)	283,509
4,311	Netlist, Inc.(a)	7,889
8,879	Overland Storage, Inc.(a)	25,216
5,001	PAR Technology Corp.(a)	18,104
5,026	Pervasive Software, Inc.(a)	33,021
10,369	Planar Systems, Inc.(a)	20,738
6,852	PLX Technology, Inc.(a)	21,652
5,251	Qualstar Corp.(a)	9,242
23,512	QuickLogic Corp.(a) (b)	67,009
4,900	RadiSys Corp.(a)	36,946

See notes to financial statements.

Annual Report | August 31, 2011 | 109

Portfolio of Investments continued

WMCR | Wilshire Micro-Cap ETF (continued)

Number of Shares	Description	Value

	Technology (continued)
7,298	Rainmaker Systems, Inc.(a)	$8,247
18,421	Richardson Electronics Ltd.	254,947
2,999	Rimage Corp.	41,296
23,912	Rudolph Technologies, Inc.(a)	162,841
3,923	Scientific Learning Corp.(a)	11,024
5,848	SmartPros Ltd.	13,918
11,699	Streamline Health Solutions, Inc.(a) (b)	22,111
5,573	Tier Technologies, Inc.(a)	20,564
1,772	Transact Technologies, Inc.(a)	17,295
22,510	Ultra Clean Holdings(a)	126,731
3,092	Versant Corp.(a)	35,249
1,803	Vitesse Semiconductor Corp.(a)	6,166
66,118	Wave Systems Corp., Class A(a) (b)	152,071
11,447	Wireless Ronin Technologies, Inc.(a)	14,538
4,742	XATA Corp.(a)	8,299
		3,699,727

	Utilities - 0.8%
2,173	Artesian Resources Corp., Class A	39,592
1,203	Delta Natural Gas Co., Inc.	40,517
1,040	Gas Natural, Inc.	11,419
1,983	Pennichuck Corp.	56,773
1,239	RGC Resources, Inc.	42,027
11,397	Synthesis Energy Systems, Inc.(a) (b)	19,489
11,870	US Geothermal, Inc.(a) (b)	7,718
5,423	York Water Co.	96,692
		314,227

	Total Common Stocks - 99.6%
	(Cost $47,496,528)	40,783,028

	Exchange Traded Fund - 0.2%
2,500	iShares Russell Microcap Index Fund	111,100
	(Cost $106,594)

	Right - 0.0%
7,000	Summit Financial Group, Inc., 09/15/2011(b) (c)	–
	(Cost $0)

	Total Long-Term Investments - 99.8%
	(Cost $47,603,122)	40,894,128

	Investments of Collateral for Securities Loaned - 16.2%
6,620,406	BNY Mellon Securities Lending Overnight Fund, 0.093%(d) (e)	6,620,406
	(Cost $6,620,406)

	Total Investments - 116.0%
	(Cost $54,223,528)	47,514,534
	Liabilities in excess of Other Assets - (16.0%)	(6,563,724)
	Net Assets - 100.0%	$40,950,810

REIT - Real Estate Investment Trust

(a)	Non-income producing security.

(b)	Security, or portion thereof, was on loan at August 31, 2011.

(c)
Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $153,011 which represents 0.4% of net assets applicable to common shares.

(d)	At August 31, 2011, the total market value of the Fund’s securities on loan was $6,133,735 and the total market value of the collateral held by the Fund was $6,620,406.

(e)	Interest rate shown reflects yield as of August 31, 2011.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

110 | Annual Report l August 31, 2011

Portfolio of Investments continued

WREI | Wilshire US REIT ETF

Number of Shares	Description	Value

	Long-Term Investments - 100.0%
	Common Stocks - 99.6%
	Financial - 99.6%
1,541	Acadia Realty Trust, REIT	$32,484
102	Alexander’s, Inc., REIT	44,156
2,338	Alexandria Real Estate Equities, Inc., REIT	170,230
2,580	American Campus Communities, Inc., REIT	100,646
4,526	Apartment Investment & Management Co., Class A, REIT	120,256
2,573	Ashford Hospitality Trust, Inc., REIT	20,841
1,585	Associated Estates Realty Corp., REIT	28,055
3,307	AvalonBay Communities, Inc., REIT	451,009
4,970	BioMed Realty Trust, Inc., REIT	90,901
5,513	Boston Properties, Inc., REIT	574,951
5,126	Brandywine Realty Trust, REIT	50,952
2,781	BRE Properties, Inc., REIT	139,773
2,657	Camden Property Trust, REIT	177,541
1,172	Campus Crest Communities, Inc., REIT	13,853
5,618	CBL & Associates Properties, Inc., REIT	82,641
2,281	Cedar Shopping Centers, Inc., REIT	8,394
3,161	Colonial Properties Trust, REIT	66,444
3,104	CommonWealth, REIT	63,818
713	Coresite Realty Corp., REIT	11,479
2,692	Corporate Office Properties Trust, REIT	72,119
3,645	Cousins Properties, Inc., REIT	26,317
9,303	DCT Industrial Trust, Inc., REIT	41,957
8,381	Developers Diversified Realty Corp., REIT	103,841
6,338	DiamondRock Hospitality Co., REIT	49,056
3,605	Digital Realty Trust, Inc., REIT	215,399
4,429	Douglas Emmett, Inc., REIT	79,899
9,567	Duke Realty Corp., REIT	113,560
2,309	DuPont Fabros Technology, Inc., REIT(a)	53,453
1,033	EastGroup Properties, Inc., REIT	41,744
2,761	Education Realty Trust, Inc., REIT	24,849
1,411	Equity Lifestyle Properties, Inc., REIT	97,246
2,497	Equity One, Inc., REIT	44,971
11,157	Equity Residential, REIT	682,585
1,234	Essex Property Trust, Inc., REIT	177,141
3,542	Extra Space Storage, Inc., REIT	76,153
1,981	Federal Realty Investment Trust, REIT	179,380
4,757	FelCor Lodging Trust, Inc., REIT(b)	16,317
2,780	First Industrial Realty Trust, Inc., REIT(b)	26,243
1,912	First Potomac Realty Trust, REIT	24,760
2,895	Franklin Street Properties Corp., REIT	37,751
15,011	General Growth Properties, Inc., REIT	204,750
3,818	Glimcher Realty Trust, REIT	32,491
1,389	Government Properties Income Trust, REIT	32,530
15,376	HCP, Inc., REIT	573,217
6,694	Health Care REIT, Inc., REIT	341,126
2,754	Healthcare Realty Trust, Inc., REIT	48,167
5,848	Hersha Hospitality Trust, REIT	21,696
2,731	Highwoods Properties, Inc., REIT	89,468
1,479	Home Properties, Inc., REIT	98,901
4,674	Hospitality Properties Trust, REIT	109,746
25,983	Host Hotels & Resorts, Inc., REIT	307,379
946	Hudson Pacific Properties, Inc., REIT	13,178
3,357	Inland Real Estate Corp., REIT	27,225
3,075	Investors Real Estate Trust, REIT	23,924
2,213	Kilroy Realty Corp., REIT	79,070
14,640	Kimco Realty Corp., REIT	259,128
2,475	Kite Realty Group Trust, REIT	10,618
3,228	LaSalle Hotel Properties, REIT	60,686
4,364	Liberty Property Trust, REIT	148,114
4,958	Macerich Co., REIT	243,140
3,292	Mack-Cali Realty Corp., REIT	102,546
1,390	MID-America Apartment Communities, Inc., REIT	99,357
1,354	Monmouth Real Estate Investment Corp., Class A, REIT	10,994
869	National Health Investors, Inc., REIT	39,713
840	Parkway Properties, Inc., REIT	11,407
1,945	Pebblebrook Hotel Trust, REIT	31,256
2,126	Pennsylvania Real Estate Investment Trust, REIT	21,919
6,542	Piedmont Office Realty Trust, Inc., Class A, REIT(a)	123,644
1,887	Post Properties, Inc., REIT	78,877
16,064	ProLogis, Inc., REIT	437,423
721	PS Business Parks, Inc., REIT	39,417
5,363	Public Storage, REIT	663,564
1,480	Ramco-Gershenson Properties Trust, REIT	15,318
3,405	Regency Centers Corp., REIT	140,490
1,055	RLJ Lodging Trust, REIT	13,989
521	Saul Centers, Inc., REIT	18,433
5,372	Senior Housing Properties Trust, REIT	127,800
11,116	Simon Property Group, Inc., REIT	1,306,130
3,139	SL Green Realty Corp., REIT	226,761
1,057	Sovran Self Storage, Inc., REIT	42,956
6,619	Strategic Hotels & Resorts, Inc., REIT(b)	31,639
1,042	Summit Hotel Properties, Inc., REIT	8,628
758	Sun Communities, Inc., REIT	29,213
4,517	Sunstone Hotel Investors, Inc., REIT(b)	27,283
3,080	Tanger Factory Outlet Centers, REIT	86,640

See notes to financial statements.

Annual Report | August 31, 2011 | 111

Portfolio of Investments continued

WREI | Wilshire US REIT ETF (continued)

Number of Shares	Description	Value

	Financial (continued)
1,968	Taubman Centers, Inc., REIT	$113,416
8,105	UDR, Inc., REIT	216,485
456	Universal Health Realty Income Trust, REIT	17,064
666	Urstadt Biddle Properties, Inc., Class A, REIT	11,195
3,800	U-Store-It Trust, REIT	40,812
10,922	Ventas, Inc., REIT	584,109
6,976	Vornado Realty Trust, REIT	599,308
2,498	Washington Real Estate Investment Trust, REIT	77,288
4,572	Weingarten Realty Investors, REIT	111,420
	(Cost $11,989,714)	12,664,213

	Exchange Traded Fund - 0.4%
740	Vanguard REIT ETF
	(Cost $41,355)	42,602

	Total Long-Term Investments - 100.0%
	(Cost $12,031,069)	12,706,815

	Investments of Collateral for Securities Loaned - 0.9%
120,034	BNY Mellon Securities Lending Overnight Fund, 0.093%(c) (d)
	(Cost $120,034)	120,034

	Total Investments - 100.9%
	(Cost $12,151,103)	12,826,849
	Liabilities in excess of Other Assets - (0.9%)	(113,513)

	Net Assets - 100.0%	$12,713,336

REIT - Real Estate Investment Trust

(a)	Security, or portion thereof, was on loan at August 31, 2011.

(b)	Non-income producing security.

(c)	At August 31, 2011, the total market value of the Fund’s securities on loan was $117,093 and the total market value of the collateral held by the Fund was $120,034.

(d)	Interest rate shown reflects yield as of August 31, 2011.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

112 | Annual Report | August 31, 2011

This Page Intentionally Left Blank.

Statement of Assets and Liabilities | August 31, 2011

Guggenheim BRIC ETF (EEB )
Assets
Investments in securities, at value (including securities on loan)	$613,635,275
Cash	404,869
Receivables:
Fund shares sold	—
Dividends	4,281,903
Investments sold	2,031,144
Securities lending income	71,192
Tax reclaims	4,968
Due from Adviser	—
Other assets	9,549
Total assets	620,438,900

Liabilities
Custodian bank	—
Payables for Fund shares redeemed	2,030,879
Investments purchased payable	—
Administration fee payable	10,156
Collateral for securities on loan	71,491,952
Accrued advisory fees	230,270
Accrued expenses	238,308
Total liabilities	74,001,565
Net Assets	$546,437,335

Composition of Net Assets
Paid-in capital	$837,117,935
Accumulated undistributed net investment income (loss)	12,112,691
Accumulated net realized gain (loss) on investments	(192,652,759)
Net unrealized appreciation (depreciation) on investments	(110,140,532)
Net Assets	$546,437,335
Shares outstanding ($0.01 par value with unlimited amount authorized)	13,250,800
Net Asset Value Per Share	$41.24
Investments in securities, at cost	$723,775,807
Securities on loan, at value	$70,188,504

See notes to financial statements.

114 | Annual Report | August 31, 2011

Guggenheim Defensive Equity ETF (DEF	)	Guggenheim Insider Sentiment ETF (NFO )	Guggenheim International Small Cap LDRs ETF (XGC )	Guggenheim Mid-Cap Core ETF (CZA )	Guggenheim Multi-Asset Income ETF (CVY )	Guggenheim Ocean Tomo Growth Index ETF (OTR	)	Guggenheim Ocean Tomo Patent ETF (OTP )

$29,651,197		$199,097,019	$10,705,446	$18,675,382	$479,044,579	$10,110,643		$9,780,737
—		181,699	3,001	26,623	52,037	12,860		1,021

—		—	—	—	10,141,517	—		—
60,462		167,364	17,466	25,913	1,746,833	22,299		30,015
—		—	1,018,517	—	—	—		651
3,004		59,502	6,084	639	28,364	47		550
—		—	—	220	44,697	—		3,178
63,656		—	—	37,843	—	31,286		63,413
1,199		2,806	—	1,060	6,145	964		1,132
29,779,518		199,508,390	11,750,514	18,767,680	491,064,172	10,178,099		9,880,697

9,390		—	—	—	—	—		—
—		—	1,018,404	—	—	—		—
—		—	—	22,094	10,126,721	—		—
—		4,404	—	—	8,262	—		—
2,739,767		4,549,005	2,546,197	104,182	44,189,102	8,564		130,818
—		58,785	3,450	—	91,266	—		—
68,175		132,293	—	61,071	272,041	61,501		66,710
2,817,332		4,744,487	3,568,051	187,347	54,687,392	70,065		197,528
$26,962,186		$194,763,903	$8,182,463	$18,580,333	$436,376,780	$10,108,034		$9,683,169

$33,663,710		$225,678,239	$12,162,356	$22,666,418	$499,021,807	$10,009,528		$11,866,651
365,399		858,263	173,203	13,592	1,004,892	39,781		149,510
(8,733,326)		(22,783,432)	(3,043,133)	(2,732,218)	(53,992,144)	(721,346)		(1,542,098)
1,666,403		(8,989,167)	(1,109,963)	(1,367,459)	(9,657,775)	780,071		(790,894)
$26,962,186		$194,763,903	$8,182,463	$18,580,333	$436,376,780	$10,108,034		$9,683,169
1,050,000		6,150,800	400,000	650,000	21,350,800	350,000		400,000
$25.68		$31.66	$20.46	$28.59	$20.44	$28.88		$24.21
$27,984,794		$208,086,186	$11,815,409	$20,042,841	$488,702,354	$9,330,572		$10,571,631
$2,928,450		$4,443,075	$2,433,946	$102,122	$42,970,634	$7,556		$138,801

Annual Report | August 31, 2011 | 115

Statement of Assets and Liabilities continued

Assets
Investments in securities, at value (including securities on loan)
Cash
Receivables:
Fund shares sold
Dividends
Investments sold
Securities lending income
Tax reclaims
Due from Adviser
Other assets
Total assets

Liabilities
Custodian bank
Payables for Fund shares redeemed
Investments purchased payable
Administration fee payable
Collateral for securities on loan
Accrued advisory fees
Accrued expenses
Total liabilities
Net Assets

Composition of Net Assets
Paid-in capital
Accumulated undistributed net investment income (loss)
Accumulated net realized gain (loss) on investments
Net unrealized appreciation (depreciation) on investments
Net Assets
Shares outstanding ($0.01 par value with unlimited amount authorized)
Net Asset Value Per Share
Investments in securities, at cost
Securities on loan, at value

See notes to financial statements.

116 | Annual Report | August 31, 2011

Guggenheim Raymond James SB-1 Equity ETF (RYJ )	Guggenheim Sector Rotation ETF (XRO )	Guggenheim Spin-Off ETF (CSD	)	Wilshire 4500 Completion ETF (WXSP	)	Wilshire 5000 Total Market ETF (WFVK	)	Wilshire Micro-Cap ETF (WMCR )	Wilshire US REIT ETF (WREI	)

$69,522,571	$14,253,700	$18,399,006		$5,812,161		$5,499,017		$47,514,534	$12,826,849
—	55,265	4,421		3,561		3,784		23,409	42,427

988,413	—	1,111,554		—		—		—	—
37,515	11,435	24,658		4,258		11,846		20,969	10,274
3,336,640	—	14,309		170,836		15,918		—	3,144,458
3,292	447	40		481		186		29,510	18
—	1,325	—		—		—		—	—
—	27,441	53,607		—		—		—	—
—	1,144	1,051		—		—		—	—
73,888,431	14,350,757	19,608,646		5,991,297		5,530,751		47,588,422	16,024,026

22,165	—	—		—		—		—	—
988,413	—	—		—		—		—	3,145,167
3,333,111	—	1,111,515		169,295		15,512		—	41,355
—	—	—		—		—		—	—
1,290,849	239,535	649,202		173,778		51,051		6,620,406	120,034
42,064	—	—		834		539		17,206	4,134
—	81,156	63,065		—		—		—	—
5,676,602	320,691	1,823,782		343,907		67,102		6,637,612	3,310,690
$68,211,829	$14,030,066	$17,784,864		$5,647,390		$5,463,649		$40,950,810	$12,713,336

$135,924,004	$72,614,934	$30,516,327		$5,010,367		$5,498,491		$58,508,421	$11,967,060
138,086	—	65,350		21,782		56,448		387,432	—
(65,500,133)	(57,454,089)	(13,340,371)		2,665		2,288		(11,236,049)	70,530
(2,350,128)	(1,130,779)	543,558		612,576		(93,578)		(6,708,994)	675,746
$68,211,829	$14,030,066	$17,784,864		$5,647,390		$5,463,649		$40,950,810	$12,713,336
3,422,822	600,800	800,000		200,000		200,000		2,500,800	400,000
$19.93	$23.35	$22.23		$28.24		$27.32		$16.38	$31.78
$71,872,699	$15,384,479	$17,855,448		$5,199,585		$5,592,595		$54,223,528	$12,151,103
$1,257,679	$234,063	$633,079		$165,603		$45,830		$6,133,735	$117,093

Annual Report | August 31, 2011 | 117

Statement of Operations | For the Yearended August 31, 2011

Guggenheim
BRIC ETF
(EEB )

Investment Income
Dividend income	$25,049,795
Less return of capital distributions received	—
Foreign taxes withheld	(2,604,212)
Net dividend income	22,445,583
Net securities lending income	990,990
Total investment income	23,436,573

Expenses
Advisory fee <Note 3>	4,208,569
Administration fee	164,503
Custodian fee	369,056
Licensing	336,685
Listing fee and expenses	5,000
Printing expenses	248,594
Professional fees	56,435
Registration & filings	—
Trustees’ fees and expenses	28,087
Miscellaneous	33,692
Total expenses	5,450,621
Advisory fees waived	(100,432)
Other expenses waived or reimbursed	—
Net expenses	5,350,189
Net Investment Income (Loss)	18,086,384

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(31,198,427)
In-kind transactions	114,317,998
Net realized gain (loss)	83,119,571
Net change in unrealized appreciation (depreciation) on investments	5,205,533
Net realized and unrealized gain (loss) on investments	88,325,104
Net Increase (Decrease) in Net Assets Resulting from Operations	$106,411,488

See notes to financial statements.

118 | Annual Report | August 31, 2011

Guggenheim Defensive Equity ETF (DEF )	Guggenheim Insider Sentiment ETF (NFO )	Guggenheim International Small Cap LDRs ETF (XGC )	Guggenheim Mid-Cap Core ETF (CZA )	Guggenheim Multi-Asset Income ETF (CVY )	Guggenheim Ocean Tomo Growth Index ETF (OTR )	Guggenheim Ocean Tomo Patent ETF (OTP )

$873,490	$2,053,288	$234,229	$319,725	$23,034,182	$103,567	$329,358
(190,836)	(285,972)	—	(97,692)	(2,008,554)	—	(1,331)
(9,793)	(942)	(18,902)	(1,135)	(455,247)	—	(11,497)
672,861	1,766,374	215,327	220,898	20,570,381	103,567	316,530
19,162	406,488	43,622	3,676	456,548	404	9,016
692,023	2,172,862	258,949	224,574	21,026,929	103,971	325,546

111,225	718,250	41,453	69,206	2,047,779	29,895	80,769
6,118	39,388	—	3,806	96,868	1,644	4,442
76,791	79,490	—	75,444	158,471	74,361	79,141
22,245	190,475	—	13,841	589,334	5,980	16,154
5,000	5,000	—	5,000	5,000	5,000	5,000
12,049	61,097	—	12,322	164,024	8,829	12,958
31,231	42,984	—	29,948	66,723	26,290	28,176
—	632	—	170	3,489	79	—
3,127	6,632	—	2,900	13,729	2,684	3,005
8,635	9,646	—	8,144	16,445	7,415	7,563
276,421	1,153,594	41,453	220,781	3,161,862	162,177	237,208
(111,225)	(219,869)	—	(69,206)	(499,749)	(29,895)	(80,769)
(20,603)	—	—	(61,696)	—	(93,418)	(51,439)
144,593	933,725	41,453	89,879	2,662,113	38,864	105,000
547,430	1,239,137	217,496	134,695	18,364,816	65,107	220,546

(660,890)	(5,884,943)	(118,148)	(311,651)	(974,459)	(16,236)	(327,311)
1,970,715	17,412,612	405,501	2,571,648	51,508,515	519,891	3,073,059
1,309,825	11,527,669	287,353	2,259,997	50,534,056	503,655	2,745,748
1,151,153	(2,183,632)	(972,334)	(1,315,394)	(15,736,826)	1,082,065	984,111
2,460,978	9,344,037	(684,981)	944,603	34,797,230	1,585,720	3,729,859
$3,008,408	$10,583,174	$(467,485)	$1,079,298	$53,162,046	$1,650,827	$3,950,405

Annual Report | August 31, 2011 | 119

Statement of Operations continued

Investment Income
Dividend income
Less return of capital distributions received
Foreign taxes withheld
Net dividend income
Net securities lending income
Total investment income

Expenses
Advisory fee <Note 3>
Administration fee
Custodian fee
Licensing
Listing fee and expenses
Printing expenses
Professional fees
Registration & filings
Trustees’ fees and expenses
Miscellaneous
Total expenses
Advisory fees waived
Other expenses waived or reimbursed
Net expenses
Net Investment Income (Loss)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments
In-kind transactions
Net realized gain (loss)
Net change in unrealized appreciation (depreciation) on investments
Net realized and unrealized gain (loss) on investments
Net Increase (Decrease) in Net Assets Resulting from Operations

See notes to financial statements.

120 | Annual Report | August 31, 2011

Guggenheim Raymond James SB-1 Equity ETF (RYJ )	Guggenheim Sector Rotation ETF (XRO )	Guggenheim Spin-Off ETF (CSD )	Wilshire 4500 Completion ETF (WXSP )	Wilshire 5000 Total Market ETF (WFVK )	Wilshire Micro-Cap ETF (WMCR )	Wilshire US REIT ETF (WREI	)

$876,360	$240,169	$219,877	$82,360	$82,034	$399,442	$405,925
(127,502)	(24,217)	(45,521)	(65)	(48)	(291)	—
(1,620)	(615)	—	(76)	(15)	—	—
747,238	215,337	174,356	82,219	81,971	399,151	405,925
28,737	3,072	26,300	4,420	1,244	278,964	722
775,975	218,409	200,656	86,639	83,215	678,115	406,647

510,788	100,019	77,621	10,649	5,204	191,714	37,264
—	5,501	4,269	—	—	—	—
—	74,416	74,479	—	—	—	—
—	20,004	15,524	—	—	—	—
—	5,000	5,000	—	—	—	—
—	11,320	17,197	—	—	—	—
—	26,126	30,144	—	—	—	—
—	—	90	—	—	—	—
—	3,149	2,991	—	—	—	—
—	6,144	7,754	—	—	—	—
510,788	251,679	235,069	10,649	5,204	191,714	37,264
—	(100,019)	(77,621)	—	—	—	—
—	(21,635)	(56,542)	—	—	—	—
510,788	130,025	100,906	10,649	5,204	191,714	37,264
265,187	88,384	99,750	75,990	78,011	486,401	369,383

(4,194,405)	(943,841)	(130,392)	(11,361)	(395)	334,604	(15,308)
16,471,140	7,143,506	1,522,224	—	—	3,318,532	608,730
12,276,735	6,199,665	1,391,832	(11,361)	(395)	3,653,136	593,422
(519,005)	(2,180,888)	803,575	977,964	101,248	(6,597,434)	432,365
11,757,730	4,018,777	2,195,407	966,603	100,853	(2,944,298)	1,025,787
$12,022,917	$4,107,161	$2,295,157	$1,042,593	$178,864	$(2,457,897)	$1,395,170

Annual Report | August 31, 2011 | 121

Statement of Changes in Net Assets |

	Guggenheim BRIC ETF (EEB)		Guggenheim Defensive Equity ETF (DEF)		Guggenheim Insider Sentiment ETF (NFO)
	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010

Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$18,086,384	$17,464,345	$547,430	$417,748	$1,239,137	$881,657
Net realized gain (loss)	83,119,571	24,321,543	1,309,825	804,571	11,527,669	14,111,313
Net change in unrealized appreciation (depreciation)	5,205,533	71,377,800	1,151,153	1,233,049	(2,183,632)	(14,080,479)
Net increase (decrease) in net assets resulting from operations	106,411,488	113,163,688	3,008,408	2,455,368	10,583,174	912,491

Distributions to Shareholders
From and in excess of net investment income	(19,849,690)	(13,030,610)	(310,400)	(450,400)	(784,061)	(715,220)
Capital gains	—	—	—	—	—	—
Return of capital	—	—	—	—	—	—
Total distributions	(19,849,690)	(13,030,610)	(310,400)	(450,400)	(784,061)	(715,220)

Capital Share Transactions
Proceeds from sale of shares	15,582,115	490,241,226	24,887,562	9,499,541	204,772,111	145,400,639
Cost of shares redeemed	(632,903,234)	(266,902,009)	(14,944,270)	(12,701,272)	(110,550,967)	(111,315,942)
Net increase (decrease) from capital share transactions	(617,321,119)	223,339,217	9,943,292	(3,201,731)	94,221,144	34,084,697
Total increase (decrease) in net assets	(530,759,321)	323,472,295	12,641,300	(1,196,763)	104,020,257	34,281,968

Net Assets
Beginning of period	1,077,196,656	753,724,361	14,320,886	15,517,649	90,743,646	56,461,678
End of period	$546,437,335	$1,077,196,656	$26,962,186	$14,320,886	$194,763,903	$90,743,646
Accumulated undistributed net investment income (loss) at end of period	$12,112,691	$13,378,196	$365,399	$217,312	$858,263	$485,145

Changes in Shares Outstanding
Shares sold	350,000	12,000,000	1,000,000	450,000	6,150,000	5,450,000
Shares redeemed	(14,000,000)	(6,900,000)	(600,000)	(600,000)	(3,550,000)	(4,300,000)
Shares outstanding, beginning of period	26,900,800	21,800,800	650,000	800,000	3,550,800	2,400,800
Shares outstanding, end of period	13,250,800	26,900,800	1,050,000	650,000	6,150,800	3,550,800

See notes to financial statements.

122 | Annual Report | August 31, 2011

Guggenheim International Small Cap LDRs ETF (XGC)		Guggenheim Mid-Cap ETF (CZA)		Guggenheim Multi-Asset Income ETF (CVY)
For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010

$217,496	$114,673	$134,695	$44,030	$18,364,816	$8,857,677
287,353	1,186,671	2,259,997	1,220,730	50,534,056	25,931,872
(972,334)	(244,869)	(1,315,394)	(596,653)	(15,736,826)	(6,782,260)

(467,485)	1,056,475	1,079,298	668,107	53,162,046	28,007,289

(150,150)	(23,100)	(76,438)	(4,000)	(15,879,825)	(7,581,367)
—	—	—	—	—	—
—	—	(1,562)	—	(4,191,231)	(2,726,879)
(150,150)	(23,100)	(78,000)	(4,000)	(20,071,056)	(10,308,246)

5,902,595	10,771,156	33,829,022	11,936,330	670,795,065	411,444,275
(3,273,771)	(9,768,499)	(22,254,859)	(10,721,763)	(547,458,450)	(270,313,923)

2,628,824	1,002,657	11,574,163	1,214,567	123,336,615	141,130,352
2,011,189	2,036,032	12,575,461	1,878,674	156,427,605	158,829,395

6,171,274	4,135,242	6,004,872	4,126,198	279,949,175	121,119,780
$8,182,463	$6,171,274	$18,580,333	$6,004,872	$436,376,780	$279,949,175

$173,203	$105,098	$13,592	$12,581	$1,004,892	$185,402

250,000	550,000	1,150,000	500,000	32,600,000	23,350,000
(150,000)	(500,000)	(750,000)	(450,000)	(26,550,000)	(15,450,000)
300,000	250,000	250,000	200,000	15,300,800	7,400,800
400,000	300,000	650,000	250,000	21,350,800	15,300,800

Annual Report | August 31, 2011 | 123

Statement of Changes in Net Assets continued

	Guggenheim Ocean Tomo Growth Index ETF (OTR)		Guggenheim Ocean Tomo Patent ETF (OTP)		Guggenheim Raymond James SB-1 Equity ETF (RYJ)
	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010

Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$65,107	$56,888	$220,546	$218,901	$265,187	$148,096
Net realized gain (loss)	503,655	307,696	2,745,748	(109,722)	12,276,735	10,174,176
Net change in unrealized appreciation (depreciation)	1,082,065	(282,752)	984,111	(546,446)	(519,005)	(6,804,612)
Net increase (decrease) in net assets resulting from operations	1,650,827	81,832	3,950,405	(437,267)	12,022,917	3,517,660

Distributions to Shareholders
From and in excess of net investment income	(73,000)	(21,000)	(249,750)	(118,432)	—	—
Capital gains	—	—	—	(568)	—	—
Return of capital	—	—	—	—	—	—
Total distributions	(73,000)	(21,000)	(249,750)	(119,000)	—	—

Capital Share Transactions
Proceeds from sale of shares	7,953,778	5,910,977	4,869,061	12,298,271	66,574,386	53,534,190
Cost of shares redeemed	(4,056,040)	(3,453,262)	(14,718,464)	(2,138,509)	(61,819,908)	(45,180,943)
Net increase (decrease) from capital share transactions	3,897,738	2,457,715	(9,849,403)	10,159,762	4,754,478	8,353,247
Total increase (decrease) in net assets	5,475,565	2,518,547	(6,148,748)	9,603,495	16,777,395	11,870,907

Net Assets
Beginning of period	4,632,469	2,113,922	15,831,917	6,228,422	51,434,434	39,563,527
End of period	$10,108,034	$4,632,469	$9,683,169	$15,831,917	$68,211,829	$51,434,434
Accumulated undistributed net investment income (loss) at end of period	$39,781	$47,674	$149,510	$178,880	$138,086	$(2,129)

Changes in Shares Outstanding
Shares sold	300,000	250,000	200,000	550,000	3,100,000	3,150,000
Shares redeemed	(150,000)	(150,000)	(550,000)	(100,000)	(2,900,000)	(2,700,000)
Shares outstanding, beginning of period	200,000	100,000	750,000	300,000	3,222,822	2,772,822
Shares outstanding, end of period	350,000	200,000	400,000	750,000	3,422,822	3,222,822

1	Commencement of investment operations - March 9, 2010

See notes to financial statements.

124 | Annual Report | August 31, 2011

Guggenheim Sector Rotation ETF (XRO)		Guggenheim Spin-Off ETF (CSD)		Wilshire 4500 Completion ETF (WXSP)
For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2011	For the Year Ended August 31, 20101

$88,384	$78,313	$99,750	$53,885	$75,990	$28,427
6,199,665	4,192,726	1,391,832	1,676,135	(11,361)	(1,609)
(2,180,888)	(1,566,086)	803,575	(446,963)	977,964	(365,388)

4,107,161	2,704,953	2,295,157	1,283,057	1,042,593	(338,570)

(34,031)	(70,831)	(74,900)	(171,500)	(67,000)	—
—	—	—	—	—	—
(40,131)	(134,506)	—	—	—	—
(74,162)	(205,337)	(74,900)	(171,500)	(67,000)	—

40,213,008	35,693,281	7,163,468	12,090,058	—	5,010,367
(50,455,175)	(44,600,449)	(5,760,365)	(7,106,209)	—	—

(10,242,167)	(8,907,168)	1,403,103	4,983,849	—	5,010,367
(6,209,168)	(6,407,552)	3,623,360	6,095,406	975,593	4,671,797

20,239,234	26,646,786	14,161,504	8,066,098	4,671,797	—
$14,030,066	$20,239,234	$17,784,864	$14,161,504	$5,647,390	$4,671,797

$—	$—	$65,350	$12,453	$21,782	$25,826

1,600,000	1,750,000	300,000	600,000	—	200,000
(2,000,000)	(2,200,000)	(250,000)	(350,000)	—	—
1,000,800	1,450,800	750,000	500,000	200,000	—
600,800	1,000,800	800,000	750,000	200,000	200,000

Annual Report | August 31, 2011 | 125

Statement of Changes in Net Assets continued

Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)
Net realized gain (loss)
Net change in unrealized appreciation (depreciation)
Net increase (decrease) in net assets resulting from operations

Distributions to Shareholders
From and in excess of net investment income
Capital gains
Return of capital
Total distributions

Capital Share Transactions
Proceeds from sale of shares
Cost of shares redeemed
Net increase (decrease) from capital share transactions
Total increase (decrease) in net assets

Net Assets
Beginning of period
End of period
Accumulated undistributed net investment income (loss) at end of period

Changes in Shares Outstanding
Shares sold
Shares redeemed
Shares outstanding, beginning of period
Shares outstanding, end of period

1	Commencement of investment operations - March 9, 2010

See notes to financial statements.

126 | Annual | Report | August 31, 2011

Wilshire 5000 Total Market ETF (WFVK)		Wilshire Micro-Cap ETF (WMCR)		Wilshire US REIT ETF (WREI)
For the Year Ended August 31, 2011	For the Period Ended August 31, 20101	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2011	For the Period Ended August 31, 20101

$78,011	$21,740	$486,401	$59,191	$369,383	$55,644
(395)	(620)	3,653,136	548,282	593,422	61,740
101,248	(194,826)	(6,597,434)	(604,993)	432,365	243,381

178,864	(173,706)	(2,457,897)	2,480	1,395,170	360,765

(40,000)	—	(126,048)	(37,620)	(234,441)	(14,957)
—	—	—	—	(49,565)	(8,743)
—	—	—	—	(2,094)	—
(40,000)	—	(126,048)	(37,620)	(286,100)	(23,700)

2,997,699	2,500,792	54,253,598	12,200,741	9,294,183	6,451,649
—	—	(15,029,900)	(11,414,271)	(3,145,167)	(1,333,464)

2,997,699	2,500,792	39,223,698	786,470	6,149,016	5,118,185
3,136,563	2,327,086	36,639,753	751,330	7,258,086	5,455,250

2,327,086	—	4,311,057	3,559,727	5,455,250	—
$5,463,649	$2,327,086	$40,950,810	$4,311,057	$12,713,336	$5,455,250

$56,448	$21,348	$387,432	$33,773	$—	$24,363

100,000	100,000	3,000,000	800,000	300,000	250,000
—	—	(800,000)	(750,000)	(100,000)	(50,000)
100,000	—	300,800	250,800	200,000	—
200,000	100,000	2,500,800	300,800	400,000	200,000

Annual | Report | August 31, 2011 | 127

Financial Highlights |

EEB | Guggenheim BRIC ETF

					For the Period September
Per share operating performance for a share outstanding throughout the period	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008	21, 2006 through August 31, 2007	**
Net asset value, beginning of period	$40.04	$34.57	$42.96	$40.69	$24.58

Income from investment operations
Net investment income (a)	0.97	0.71	0.79	0.65	0.62
Net realized and unrealized gain (loss)	1.09	5.27	(8.15)	1.86	15.54
Total from investment operations	2.06	5.98	(7.36)	2.51	16.16

Distributions to shareholders
Net investment income	(0.86)	(0.51)	(1.03)	(0.24)	(0.05)
Net asset value, end of period	$41.24	$40.04	$34.57	$42.96	$40.69
Market value, end of period	$41.17	$40.06	$34.55	$42.98	$40.75

Total return *(b)
Net asset value	4.92%	17.23%	-15.95%	6.06%	65.78%

Ratios and supplemental data
Net assets, end of period (thousands)	$546,437	$1,077,197	$753,724	$859,280	$419,092
Ratio of net expenses to average net assets*	0.64%	0.63%	0.64%	0.60%	0.64	%(c)
Ratio of net investment income (loss) to average net assets*	2.15%	1.76%	2.76%	1.32%	1.89	%(c)
Portfolio turnover rate (d)	15%	7%	16%	6%	3%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	0.65%	0.64%	0.69%	0.61%	0.68	%(c)
Ratio of net investment income (loss) to average net assets	2.14%	1.75%	2.71%	1.31%	1.85	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

128 | Annual Report | August 31, 2011

Financial Highlights continued

DEF | Guggenheim Defensive Equity ETF

					For the Period December
Per share operating performance for a share outstanding throughout the period	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008	15, 2006 through August 31, 2007	**
Net asset value, beginning of period	$22.03	$19.40	$24.55	$26.34	$25.07

Income from investment operations
Net investment income (a)	0.62	0.57	0.57	0.62	0.31
Net realized and unrealized gain (loss)	3.42	2.62	(5.22)	(2.00)	0.97
Total from investment operations	4.04	3.19	(4.65)	(1.38)	1.28

Distributions to shareholders
From and in excess of net investment income	(0.39)	(0.56)	(0.50)	(0.41)	(0.01)
Net asset value, end of period	$25.68	$22.03	$19.40	$24.55	$26.34
Market value, end of period	$25.70	$22.05	$19.38	$24.60	$26.29

Total return* (b)
Net asset value	18.42%	16.62%	-18.72%	-5.32%	5.09%

Ratios and supplemental data
Net assets, end of period (thousands)	$26,962	$14,321	$15,518	$17,184	$27,657
Ratio of net expenses to average net assets*	0.65%	0.65%	0.65%	0.70%	0.79	%(c)
Ratio of net investment income to average net assets*	2.46%	2.72%	3.18%	2.43%	1.64	%(c)
Portfolio turnover rate (d)	32%	35%	98%	60%	21%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	1.24%	1.42%	1.35%	1.24%	1.35	%(c)
Ratio of net investment income to average net assets	1.87%	1.95%	2.48%	1.89%	1.08	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
Annual Report l August 31, 2011 | 129

Financial Highlights continued

NFO | Guggenheim Insider Sentiment ETF

	For the Year	For the Year	For the Year	For the Year	For the Period September 21, 2006	**
Per share operating performance for a share outstanding throughout the period	Ended August 31, 2011	Ended August 31, 2010	Ended August 31, 2009	Ended August 31, 2008	through August 31, 2007
Net asset value, beginning of period	$25.56	$23.52	$26.81	$29.48	$25.14

Income from investment operations
Net investment income (a)	0.28	0.25	0.22	0.53	0.11
Net realized and unrealized gain (loss)	6.02	2.07	(2.93)	(2.92)	4.27
Total from investment operations	6.30	2.32	(2.71)	(2.39)	4.38

Distributions to shareholders
From and in excess of net investment income	(0.20)	(0.28)	(0.58)	(0.28)	(0.04)
Net asset value, end of period	$31.66	$25.56	$23.52	$26.81	$29.48
Market value, end of period	$31.64	$25.55	$23.50	$26.79	$29.45

Total return* (b)
Net asset value	24.63%	9.83%	-9.39%	-8.19%	17.43%

Ratios and supplemental data
Net assets, end of period (thousands)	$194,764	$90,744	$56,462	$30,855	$30,976
Ratio of net expenses to average net assets*	0.65%	0.65%	0.65%	0.66%	0.76	%(c)
Ratio of net investment income to average net assets*	0.95%	0.95%	1.08%	1.91%	0.41	%(c)
Portfolio turnover rate (d)	53%	65%	94%	84%	17%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	0.80%	0.83%	1.14%	1.07%	1.15	%(c)
Ratio of net investment income to average net assets	0.80%	0.77%	0.59%	1.50%	0.02	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

130 | Annual Report | August 31, 2011

Financial Highlights continued

XGC | Guggenheim International Small Cap LDRs ETF

	For the Year	For the Year	For the Year		For the Year	For the Period April 2, 2007	**
Per share operating performance for a share outstanding throughout the period	Ended August 31, 2011	Ended August 31, 2010	Ended August 31, 2009		Ended August 31, 2008	through August 31, 2007
Net asset value, beginning of period	$20.57	$16.54	$20.42		$25.01	$25.02

Income from investment operations
Net investment income (loss) (a)	0.55	0.36	0.12		0.12	(0.01)
Net realized and unrealized gain (loss)	(0.23)	3.75	(3.82)		(4.52)	—
Total from investment operations	0.32	4.11	(3.70)		(4.40)	(0.01)

Distributions to shareholders
From and in excess of net investment income	(0.43)	(0.08)	(0.18)		(0.19)	—
Net asset value, end of period	$20.46	$20.57	$16.54		$20.42	$25.01
Market value, end of period	$20.47	$20.40	$16.51		$20.62	$25.02

Total return* (b)
Net asset value	1.24%	24.84%	-17.87%		-17.73%	-0.04%

Ratios and supplemental data
Net assets, end of period (thousands)	$8,182	$6,171	$4,135		$6,126	$5,001
Ratio of net expenses to average net assets	0.45%	0.45%	0.63	%(e)*	1.04%*	1.77	%(c)*
Ratio of net investment income (loss) to average net assets	2.36%	1.88%	0.85	%*	0.54%*	-0.06	%(c)*
Portfolio turnover rate (d)	40%	41%	97%		25%	2%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	N/A	N/A	2.87%		2.86%	7.01	%(c)
Ratio of net investment income (loss) to average net assets	N/A	N/A	-1.39%		-1.28%	-5.30	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

(e)	Effective July 27, 2009, the investment strategy of the Fund changed and the 0.60% expense cap was replaced with a 0.45% unitary investment advisory fee.

See notes to financial statements.

Annual Report l August 31, 2011 l 131

Financial Highlights continued

CZA | Guggenheim Mid-Cap Core ETF

	For the Year		For the Year	For the Year	For the Year	For the Period April 2, 2007	**
Per share operating performance for a share outstanding throughout the period	Ended August 31, 2011		Ended August 31, 2010	Ended August 31, 2009	Ended August 31, 2008	through August 31, 2007
Net asset value, beginning of period	$24.02		$20.63	$23.80	$25.50	$25.09

Income from investment operations
Net investment income (loss) (a)	0.29		0.20	0.20	0.06	(0.02)
Net realized and unrealized gain (loss)	4.48		3.21	(3.20)	(1.66)	0.43
Total from investment operations	4.77		3.41	(3.00)	(1.60)	0.41

Distributions to shareholders
From and in excess of net investment income	(0.20)		(0.02)	(0.11)	(0.10)	—
Return of capital	(0.00	)(f)	—	(0.06)	—	—
Total distributions	(0.20)		(0.02)	(0.17)	(0.10)	—
Net asset value, end of period	$28.59		$24.02	$20.63	$23.80	$25.50
Market value, end of period	$28.57		$24.07	$20.64	$23.99	$25.59

Total return* (b)
Net asset value	19.83%		16.53%	-12.44%	-6.32%	1.64%

Ratios and supplemental data
Net assets, end of period (thousands)	$18,580		$6,005	$4,126	$4,760	$5,100
Ratio of net expenses to average net assets (e)*	0.65%		0.65%	0.65%	1.12%	1.81	%(c)
Ratio of net investment income (loss) to average net assets*	0.97%		0.85%	1.13%	0.24%	-0.21	%(c)
Portfolio turnover rate (d)	45%		74%	205%	136%	17%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	1.60%		3.34%	3.88%	3.30%	7.13	%(c)
Ratio of net investment income (loss) to average net assets	0.02%		-1.84%	-2.10%	-1.94%	-5.53	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

(e)
Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratio, the net impact to the expense ratio would be approximately 0.03% for the year ended August 31, 2011.

(f)	Amount is less than $0.01

See notes to financial statements.

132 l Annual Report l August 31, 2011

Financial Highlights continued

CVY | Guggenheim Multi-Asset Income ETF

	For the Year	For the Year	For the Year	For the Year	For the Period September 21, 2006	**
Per share operating performance for a share outstanding throughout the period	Ended August 31, 2011	Ended August 31, 2010	Ended August 31, 2009	Ended August 31, 2008	through August 31, 2007
Net asset value, beginning of period	$18.30	$16.37	$20.93	$26.14	$24.96

Income from investment operations
Net investment income (a)	0.92	0.78	0.91	1.36	1.06
Net realized and unrealized gain (loss)	2.23	2.08	(4.26)	(5.18)	1.12
Total from investment operations	3.15	2.86	(3.35)	(3.82)	2.18

Distributions to shareholders
Net investment income	(0.80)	(0.69)	(0.83)	(1.07)	(0.88)
Return of capital	(0.21)	(0.24)	(0.38)	(0.32)	(0.12)
Total distributions	(1.01)	(0.93)	(1.21)	(1.39)	(1.00)
Net asset value, end of period	$20.44	$18.30	$16.37	$20.93	$26.14
Market value, end of period	$20.42	$18.31	$16.37	$20.94	$26.10

Total return *(b)
Net asset value	17.28%	17.82%	-14.63%	-14.92%	8.67%

Ratios and supplemental data
Net assets, end of period (thousands)	$436,377	$279,949	$121,120	$51,287	$94,111
Ratio of net expenses to average net assets* (e)	0.65%	0.65%	0.65%	0.65%	0.70	%(c)
Ratio of net investment income (loss) to average net assets*	4.48%	4.36%	6.54%	5.81%	4.17	%(c)
Portfolio turnover rate (d)	83%	97%	133%	195%	21%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets (e)	0.77%	0.79%	0.93%	0.89%	0.90	%(c)
Ratio of net investment income (loss) to average net assets	4.36%	4.22%	6.26%	5.57%	3.97	%(c)
**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

(e)
Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the net impact to the expense ratio would be approximately 0.13% , 0.19%, 0.17%, 0.13%,0.15% for the years ended August 31, 2011, August 31, 2010, August 31, 2009 and August 31, 2008 and the period September 21, 2006 through August 31, 2007, respectively.

See notes to financial statements.

Annual Report | August 31, 2011 l 133

Financial Highlights continued

OTR | Guggenheim Ocean Tomo Growth Index ETF

	For the Year	For the Year	For the Year	For the Year	For the Period April 2, 2007	**
Per share operating performance for a share outstanding throughout the period	Ended August 31, 2011	Ended August 31, 2010	Ended August 31, 2009	Ended August 31, 2008	through August 31, 2007
Net asset value, beginning of period	$23.16	$21.14	$25.21	$27.44	$25.14

Income from investment operations
Net investment income (loss) (a)	0.31	0.29	0.15	(0.12)	(0.05)
Net realized and unrealized gain (loss)	5.78	1.87	(4.15)	(1.94)	2.35
Total from investment operations	6.09	2.16	(4.00)	(2.06)	2.30

Distributions to shareholders
From and in excess of net investment income	(0.37)	(0.14)	(0.07)	(0.17)	—
Net asset value, end of period	$28.88	$23.16	$21.14	$25.21	$27.44
Market value, end of period	$28.90	$23.46	$21.00	$25.65	$27.45

Total return* (b)
Net asset value	26.36%	10.19%	-15.78%	-7.58%	9.15%

Ratios and supplemental data
Net assets, end of period (thousands)	$10,108	$4,632	$2,114	$2,521	$2,744
Ratio of net expenses to average net assets*	0.65%	0.65%	0.65%	1.53%	2.03	%(c)
Ratio of net investment income (loss) to average net assets*	1.09%	1.22%	0.82%	-0.46%	-0.46	%(c)
Portfolio turnover rate (d)	6%	7%	62%	24%	1%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	2.71%	3.03%	5.30%	5.49%	8.48	%(c)
Ratio of net investment income (loss) to average net assets	-0.97%	-1.16%	-3.83%	-4.42%	-6.91	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

134 | Annual Report | August 31, 2011

Financial Highlights continued

OTP | Guggenheim Ocean Tomo Patent ETF

	For the Year	For the Year		For the Year	For the Year	For the Period December 15, 2006	**
Per share operating performance for a share outstanding throughout the period	Ended August 31, 2011	Ended August 31, 2010		Ended August 31, 2009	Ended August 31, 2008	through August 31, 2007
Net asset value, beginning of period	$21.11	$20.76		$25.67	$27.92	$25.27

Income from investment operations
Net investment income (a)	0.35	0.36		0.40	0.34	0.17
Net realized and unrealized gain (loss)	3.08	0.16		(4.87)	(1.99)	2.48
Total from investment operations	3.43	0.52		(4.47)	(1.65)	2.65

Distributions to shareholders
From and in excess of net investment income	(0.33)	(0.17)		(0.44)	(0.60)	(0.00	)(e)
Capital gains	—	(0.00	)(e)	—	—	—
Total distributions	(0.33)	(0.17)		(0.44)	(0.60)	(0.00)
Net asset value, end of period	$24.21	$21.11		$20.76	$25.67	$27.92
Market value, end of period	$24.18	$21.18		$20.74	$25.84	$27.66

Total return* (b)
Net asset value	16.19%	2.44%		-17.12%	-6.11%	10.50%

Ratios and supplemental data
Net assets, end of period (thousands)	$9,683	$15,832		$6,228	$10,269	$8,377
Ratio of net expenses to average net assets*	0.65%	0.65%		0.65%	0.75%	0.91	%(c)
Ratio of net investment income (loss) to average net assets*	1.37%	1.63%		2.13%	1.25%	0.90	%(c)
Portfolio turnover rate (d)	17%	14%		33%	18%	4%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	1.47%	1.61%		2.38%	1.86%	1.97	%(c)
Ratio of net investment income (loss) to average net assets	0.55%	0.67%		0.40%	0.14%	-0.16	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

(e)	Amount is less than $0.01

See notes to financial statements.

Annual Report | August 31, 2011 | 135

Financial Highlights continued

RYJ | Guggenheim Raymond James SB-1 Equity ETF

Per share operating performance for a share outstanding throughout each period	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	(a)	For the Year Ended August 31, 2008	(a)	For the Year Ended August 31, 2007 (a)
Net asset value, beginning of period	$15.96	$14.27	$17.71		$21.67		$19.15

Income from investment operations
Net investment income (loss) (b)	0.08	0.05	0.03		(0.02)		(0.05)
Net realized and unrealized gain (loss)	3.89	1.64	(3.44)		(2.10)		2.68
Total from investment operations	3.97	1.69	(3.41)		(2.12)		2.63

Distributions to common shareholders
From and in excess of net realized gain	—	—	—		(1.70	)(f)	(0.11)
Return of capital	—	—	(0.03)		(0.14	)(f)	—
Total distributions	—	—	(0.03)		(1.84)		(0.11)
Net asset value, end of period	$19.93	$15.96	$14.27		$17.71		$21.67
Market value, end of period	$19.92	$15.95	$14.26		$17.62		$19.27

Total return (c)
Net asset value	24.88%	11.84%	-19.17%		-10.54%		13.78%

Ratios and supplemental data
Net assets, end of period (thousands)	$68,212	$51,434	$39,564		$197,026		$240,998
Ratio of net expenses to average net assets	0.75%	0.72%	0.76	%(e)	1.25%		1.09%
Ratio of net investment income to average net assets	0.39%	0.29%	0.28%		(0.13	) %	(0.06)%
Portfolio turnover rate (d)	47%	48%	195%		142%		166%

(a)	Results for periods prior to September 4, 2008 are of Claymore/Raymond James SB-1 Equity Fund, which commenced on May 19, 2006.

(b)	Based on average shares outstanding during the period.

(c)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. Prior to September 4, 2008, total return based on net asset value assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of Claymore/Raymond James SB-1 Equity Fund. A return calculated for a period of less than one year is not annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

(e)
The annualized expense ratio is capped at 0.75% from the date of the reorganization. This ratio includes expenses for the Claymore/Raymond James SB-1 Equity Fund for the period prior to the reorganization.

(f)
Subsequent to August 31, 2008, a reclassification was required that resulted in a recharacterization of the distributions for the August 31, 2008 financial reporting period. This resulted in a $0.05 reclassification between distributions paid to common shareholders from and in excess of net realized gain and distributions paid to common shareholders from return of capital.

See notes to financial statements.

136 | Annual Report | August 31, 2011

Financial Highlights continued

XRO | Guggenheim Sector Rotation ETF

	For the Year	For the Year	For the Year	For the Year		For the Period September 21, 2006	**
Per share operating performance for a share outstanding throughout the period	Ended August 31, 2011	Ended August 31, 2010	Ended August 31, 2009	Ended August 31, 2008		through August 31, 2007
Net asset value, beginning of period	$20.22	$18.37	$27.57	$29.54		$24.98

Income from investment operations
Net investment income (a)	0.11	0.07	0.23	0.18		0.17
Net realized and unrealized gain (loss)	3.10	1.95	(9.29)	(1.96)		4.43
Total from investment operations	3.21	2.02	(9.06)	(1.78)		4.60

Distributions to shareholders
Net investment income	(0.03)	(0.05)	(0.14)	(0.14	)(e)	(0.04)
Return of capital	(0.05)	(0.12)	—	(0.05	)(e)	—
Total distributions	(0.08)	(0.17)	(0.14)	(0.19)		(0.04)
Net asset value, end of period	$23.35	$20.22	$18.37	$27.57		$29.54
Market value, end of period	$23.37	$20.23	$18.35	$27.55		$29.61

Total return *(b)
Net asset value	15.84%	10.97%	-32.80%	-6.13%		18.41%

Ratios and supplemental data
Net assets, end of period (thousands)	$14,030	$20,239	$26,647	$97,910		$65,010
Ratio of net expenses to average net assets*	0.65%	0.65%	0.65%	0.65%		0.72	%(c)
Ratio of net investment income (loss) to average net assets*	0.44%	0.34%	1.30%	0.60%		0.64	%(c)
Portfolio turnover rate (d)	58%	83%	268%	167%		47%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	1.26%	1.17%	0.96%	0.80%		0.97	%(c)
Ratio of net investment income (loss) to average net assets	-0.17%	-0.18%	0.99%	0.45%		0.39	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

(e)
Subsequent to August 31, 2008, a reclassification was required that resulted in a recharacterization of the distributions for the August 31, 2008 financial reporting period. This resulted in a $0.05 reclassification between distributions paid to shareholders from net investment income and distributions paid to shareholders from return of capital.

See notes to financial statements.

Annual Report l August 31, 2011 l 137

Financial Highlights continued

CSD | Guggenheim Spin-Off ETF

	For the Year	For the Year	For the Year	For the Year	For the Period December 15, 2006	**
Per share operating performance for a share outstanding throughout the period	Ended August 31, 2011	Ended August 31, 2010	Ended August 31, 2009	Ended August 31, 2008	through August 31, 2007
Net asset value, beginning of period	$18.88	$16.13	$21.76	$29.02	$25.18

Income from investment operations
Net investment income (loss) (a)	0.15	0.08	0.38	0.34	0.04
Net realized and unrealized gain (loss)	3.31	3.01	(5.58)	(7.42)	3.80
Total from investment operations	3.46	3.09	(5.20)	(7.08)	3.84

Distributions to shareholders
From and in excess of net investment income	(0.11)	(0.34)	(0.43)	(0.18)	—
Net asset value, end of period	$22.23	$18.88	$16.13	$21.76	$29.02
Market value, end of period	$22.22	$18.97	$16.09	$21.79	$28.97

Total return* (b)
Net asset value	18.30%	19.20%	-23.14%	-24.50%	15.25%

Ratios and supplemental data
Net assets, end of period (thousands)	$17,785	$14,162	$8,066	$15,232	$50,793
Ratio of net expenses to average net assets *	0.65%	0.65%	0.65%	0.69%	0.75	%(c)
Ratio of net investment income to average net assets *	0.64%	0.40%	2.83%	1.34%	0.17	%(c)
Portfolio turnover rate (d)	2%	46%	89%	62%	23%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	1.51%	1.57%	1.90%	1.08%	1.11	%(c)
Ratio of net investment income (loss) to average net assets	-0.22%	-0.52%	1.58%	0.95%	-0.19	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

138 l Annual Report l August 31, 2011

Financial Highlights continued

WXSP | Wilshire 4500 Completion ETF

	For the Year	For the Period March 9, 2010	*
Per share operating performance for a share outstanding throughout the period	Ended August 31, 2011	through August 31, 2010
Net asset value, beginning of period	$23.36	$25.05

Income from investment operations
Net investment income (loss) (a)	0.38	0.14
Net realized and unrealized gain (loss)	4.84	(1.83)
Total from investment operations	5.22	(1.69)

Distributions to shareholders
From and in excess of net investment income	(0.34)	—
Net asset value, end of period	$28.24	$23.36
Market value, end of period	$28.00	$23.44

Total return(b)
Net asset value	22.26%	-6.75%

Ratios and supplemental data
Net assets, end of period (thousands)	$5,647	$4,672
Ratio of net expenses to average net assets (e)	0.18%	0.18	%(c)
Ratio of net investment income to average net assets	1.28%	1.18	%(c)
Portfolio turnover rate (d)	12%	6%

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

(e)
Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the net impact to the expense ratio would be approximately 0.01% for the year ended August 31, 2011.

See notes to financial statements.

Annual Report l August 31, 2011 l 139

Financial Highlights continued

WFVK | Wilshire 5000 Total Market ETF

	For the Year	For the Period March 9, 2010	*
Per share operating performance for a share outstanding throughout the period	Ended August 31, 2011	through August, 31, 2010
Net asset value, beginning of period	$23.27	$25.01

Income from investment operations
Net investment income (a)	0.51	0.22
Net realized and unrealized gain (loss)	3.94	(1.96)
Total from investment operations	4.45	(1.74)

Distributions to shareholders from
Net investment income	(0.40)	—
Net asset value, end of period	$27.32	$23.27
Market value, end of period	$27.38	$23.37

Total return (b)
Net asset value	19.09%	-6.96%

Ratios and supplemental data
Net assets, end of period (thousands)	$5,464	$2,327
Ratio of net expenses to average net assets	0.12%	0.12	%(c)
Ratio of net investment income to average net assets	1.80%	1.82	%(c)
Portfolio turnover rate (d)	4%	3%

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

140 | Annual Report | August 31, 2011

Financial Highlights continued

WMCR | Wilshire Micro-Cap ETF

	For the Year	For the Year		For the Year		For the Year		For the Period September 21, 2006	**
Per share operating performance for a share outstanding throughout the period	Ended August 31, 2011	Ended August 31, 2010		Ended August 31, 2009		Ended August 31, 2008		through August 31, 2007
Net asset value, beginning of period	$14.33	$14.19		$22.04		$26.25		$25.15

Income from investment operations
Net investment income (a)	0.24	0.25		0.35		0.57		0.22
Net realized and unrealized gain (loss)	1.87	0.04		(7.65)		(4.34)		0.95
Total from investment operations	2.11	0.29		(7.30)		(3.77)		1.17

Distributions to shareholders
From and in excess of net investment income	(0.06)	(0.15)		(0.55)		(0.44)		(0.07)
Net asset value, end of period	$16.38	$14.33		$14.19		$22.04		$26.25
Market value, end of period	$16.30	$14.38		$14.11		$22.02		$26.18

Total return (b)
Net asset value	14.67%	1.97	%*	-32.91	%*	-14.44	%*	4.64	%*

Ratios and supplemental data
Net assets, end of period (thousands)	$40,951	$4,311		$3,560		$8,834		$18,394
Ratio of net expenses to average net assets (f)	0.50%	0.64	%(c)*	0.65	%(d)*	0.67	%(d)*	0.84	%(d)(e)*
Ratio of net investment income to average net assets	1.27%	1.61	%(c)*	2.54	%(d)*	2.44	%(d)*	0.83	%(d)(e)*
Portfolio turnover rate (g)	37%	191%		194%		180%		61%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets (f)	N/A	4.06	%(c)	3.47%		1.75%		1.51	%(e)
Ratio of net investment income (loss) to average net assets	N/A	-1.81	%(c)	-0.28%		1.36%		0.16	%(e)

**	Commencement of investment operations

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	The 0.65% expense cap ratio was replaced with a 0.50% unitary investment advisory fee on August 20, 2010.

(d)	Reflects an expense cap of 0.65%

(e)	Annualized.

(f)
Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in the shares of other investment companies and business development companies. If there fees were included in the expense ratio, the net impact to the expense ratio would be approximately 0.14%, 0.03%, 0.01%, 0.00%, and 0.05% for the years ended August 31, 2011, August 31, 2010, August 31, 2009, August 31, 2008, and the period September 21, 2006 through August 31, 2007, respectively.

(g)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

Annual Report | August 31, 2011 | 141

Financial Highlights continued

WREI | Wilshire US REIT ETF

	For the	For the Period March 9, 2010	*
Per share operating performance for a share outstanding throughout the period	Year Ended August 31, 2011	through August 31, 2010
Net asset value, beginning of period	$27.28	$25.28

Income from investment operations
Net investment income (a)	1.00	0.45
Net realized and unrealized gain	4.32	1.71
Total from investment operations	5.32	2.16

Distributions to shareholders
Net investment income	(0.63)	(0.09)
Capital gains	(0.18)	(0.07)
Return of capital	(0.01)	—
Total distributions	(0.82)	(0.16)
Net asset value, end of period	$31.78	$27.28
Market value, end of period	$31.63	$27.17

Total return (b)
Net asset value	19.62%	8.59%

Ratios and supplemental data
Net assets, end of period (thousands)	$12,713	$5,455
Ratio of net expenses to average net assets	0.32%	0.32	%(c)
Ratio of net investment income (loss) to average net assets	3.17%	3.53	%(c)
Portfolio turnover rate (d)	12%	5%

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

142 | Annual Report | August 31, 2011

Notes to Financial Statements | August 31, 2011

Note 1 – Organization:
Claymore Exchange-Traded Fund Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is organized as an open-end, management investment company that was organized as a Delaware business trust on May 24, 2006.

The following 15 portfolios have an annual reporting period ended on August 31, 2011:

Guggenheim BRIC ETF
Guggenheim Defensive Equity ETF
Guggenheim Insider Sentiment ETF
Guggenheim International Small Cap LDRs ETF
Guggenheim Mid-Cap Core ETF
Guggenheim Multi-Asset Income ETF
Guggenheim Ocean Tomo Growth Index ETF
Guggenheim Ocean Tomo Patent ETF
Guggenheim Raymond James SB-1 Equity ETF
Guggenheim Sector Rotation ETF
Guggenheim Spin-Off ETF
Wilshire 4500 Completion ETF
Wilshire 5000 Total Market ETF
Wilshire Micro-Cap ETF
Wilshire US REIT ETF

Each portfolio represents a separate series of the Trust (each a “Fund” or collectively the “Funds”). Each Fund’s shares are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). The Funds’ market prices may differ to some degree from the net asset value (“NAV”) of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares; each called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. The investment objective of each of the Funds is to replicate as closely as possible, before fees and expenses, the performance of the following market indices:

Fund	Index
Guggenheim BRIC ETF	The BNY Mellon BRIC Select ADR Index
Guggenheim Defensive Equity ETF	Sabrient Defensive Equity Index
Guggenheim Insider Sentiment ETF	Sabrient Insider Sentiment Index
Guggenheim International Small Cap LDRs ETF	The BNY Mellon Small Cap Select ADR Index
Guggenheim Mid-Cap Core ETF	Zacks Mid-Cap Core Index
Guggenheim Multi-Asset Income ETF	Zacks Multi-Asset Income Index
Guggenheim Ocean Tomo Growth Index ETF	Ocean Tomo 300® Patent Growth Index
Guggenheim Ocean Tomo Patent ETF	Ocean Tomo 300® Patent Index
Guggenheim Raymond James SB-1 Equity ETF	Raymond James SB-1 Equity Index
Guggenheim Sector Rotation ETF	Zacks Sector Rotation Index
Guggenheim Spin-Off ETF	Beacon Spin-Off Index
Wilshire 4500 Completion ETF	Wilshire 4500 Completion IndexSM
Wilshire 5000 Total Market ETF	Wilshire 5000 Total Market IndexSM
Wilshire Micro-Cap ETF	Wilshire US Micro-Cap IndexSM
Wilshire US REIT ETF	Wilshire US Real Estate Investment Trust IndexSM

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Funds.

(a) Valuation of Investments
Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter market on which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the last available bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value.” Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Funds have adopted the Accounting Standards Update (“ASU”), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The Funds have adopted the disclosures required by this amendment, which did not have a material impact on the financial statements.

The Funds value Level 1 securities using readily available market quotations in active markets. The Funds value Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Funds value Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management and approved by the Board of Trustees as described above. The fair value estimate for the Funds’Level 3 securities were determined in good faith by the Pricing Committee pursuant to the valuation procedures established in good faith by management and approved by the Board of Trustees.

Annual Report | August 31, 2011 | 143

Notes to Financial Statements continued

The following table represents the Funds’ investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of August 31, 2011:

Wilshire 4500 Completion ETF
Description	Level 1	Level 2		Level 3	Total
(value in $000s)
Assets:
Common Stocks	$5,592	$—		$—	$5,592
Tracking Stocks	44	—		—	44
Master Limited Partnerships	2	—		—	2
Warrants	—	—	†	—	—	†
Investments of Collateral for Securities Loaned	174	—		—	174
Total	$5,812	$—	†	$—	$5,812

† Market value is less than minimum figure disclosed.

Wilshire Micro-Cap ETF
Description	Level 1	Level 2	Level 3		Total
(value in $000s)
Assets:
Common Stocks:
Basic Materials	$1,127	$—	$—		$1,127
Communications	3,439	—	—		3,439
Consumer, Cyclical	3,973	153	—	†	4,126
Consumer, Non-cyclical	10,900	—	—		10,900
Diversified	121	—	—		121
Energy	1,643	—	—		1,643
Financial	10,919	—	—		10,919
Industrial	4,494	—	—		4,494
Technology	3,700	—	—		3,700
Utilities	314	—	—		314
Exchange Traded Fund	111	—	—		111
Rights	—	—	—	†	—	†
Investment of Collateral for Securities Loaned	6,620	—	—		6,620
Total	$47,361	$153	$—	†	$47,514

The Wilshire Micro-Cap ETF had a transfer from Level 1 to Level 2 of $153 as a result of Wonder Auto Technology, Inc. shares being halted on the principal exchange due to the company’s failure to file its financial statements with the United States Securities and Exchange Commission.

The Wilshire Micro-Cap ETF had a transfer from Level 1 to Level 3 of $- as a result of Universal Travel Group, not trading on a principal exchange on August 31, 2011. Universal Travel Group was halted because the company did not file its financial statements with the United States Securities and Exchange Commission.

The Wilshire Micro-Cap ETF values the rights for Summit Financial Group, Inc. at $- due to the new security being an unlisted security.

The fair value estimates for Universal Travel Group and rights for Summit Financial Group, Inc. were determined in good faith by the Pricing Committee pursuant to the Valuation Procedures established by management and approved by the Board of Trustees. There were various factors considered in reaching the fair value determination including, but not limited to, the following: the type of security, public information obtained from the issuer and public information obtained from the primary stock exchange on which the security trades.

The following table presents the activity of theWilshire Micro-Cap ETF’s investments measured at fair value using significant unobservable inputs (Level 3 valuations) for the period ended August 31, 2011.

Level 3 Holdings	Common Stock		Rights
Beginning Balance at 8/31/10	$—		$—
Net Realized Gain/Loss	—		—
Change in Unrealized Gain/Loss	—		—
Purchases	—		—
Sales	—		—
Rights Received	—		—	†
Transfers In	—	†	—
Transfers Out	—		—
Ending Balance at 8/31/11	$—	†	$—	†

† Market value is less than minimum figure disclosed.

All securities held by Guggenheim BRIC ETF, Guggenheim Defensive Equity ETF, Guggenheim Insider Sentiment ETF, Guggenheim International Small Cap LDRs ETF, Guggenheim Mid-Cap Core ETF, Guggenheim Multi-Asset Income ETF, Guggenheim Ocean Tomo Growth Index ETF, Guggenheim Ocean Tomo Patent ETF, Guggenheim Raymond James SB-1 Equity ETF, Guggen-heim Sector Rotation ETF, Guggenheim Spin-Off ETF, Wilshire 5000 Total Market ETF, and Wilshire US REIT ETF were valued using quoted prices in active markets (Level 1). There were no transfers between levels for these Funds for the year ended August 31, 2011.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

The Funds record the character of dividends received from master limited partnerships (“MLPs”) based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

REIT distributions received by a Fund are generally comprised of ordinary income, long-term and short-term capital gains and return of capital. The actual character of amounts received during the year, are not known until after the fiscal year end. A Fund records the character of distributions received from REITs during the year based on historical information available. A Fund’s characterization may be subsequently revised based on information received from REITs after their tax reporting periods conclude.

(c) Distributions
The Funds intend to pay substantially all of their net investment income to shareholders. Distribution frequency is as follows:

Fund	Frequency
Guggenheim BRIC ETF	annual
Guggenheim Defensive Equity ETF	annual
Guggenheim Insider Sentiment ETF	annual
Guggenheim International Small Cap LDRs ETF	annual
Guggenheim Mid-Cap Core ETF	annual
Guggenheim Multi-Asset Income ETF	quarterly
Guggenheim Ocean Tomo Growth Index ETF	annual
Guggenheim Ocean Tomo Patent ETF	annual
Guggenheim Raymond James SB-1 Equity ETF	annual
Guggenheim Sector Rotation ETF	annual
Guggenheim Spin-Off ETF	annual
Wilshire 4500 Completion ETF	annual
Wilshire 5000 Total Market ETF	annual
Wilshire Micro-Cap ETF	annual
Wilshire US REIT ETF	quarterly

144 | Annual Report | August 31, 2011

Notes to Financial Statements continued

In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(d) Security Lending
Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. The loans are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. Each Fund receives compensation for lending securities from interest or dividends earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. These payments from the borrower are not eligible for reduced tax rates as “qualified dividend income” under the Jobs and Growth Tax Reconciliation Act of 2003. The Funds retain all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults. The securities lending income earned by the Funds is disclosed on the Statement of Operations.

(e) Recent Accounting Pronouncements
On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued ASU 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity and, (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and is therefore not effective for the current fiscal year. Guggenheim Funds Investment Advisors, LLC (the “Adviser”) is in the process of assessing the impact of the updated standards on the Funds’ financial statements.

Note 3 – Investment Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of each Fund, and the Adviser, the Adviser manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.

Pursuant to the Agreement, each Fund listed in the following table pays the Adviser an advisory fee. The advisory fee is payable on a monthly basis at the annual rate set forth below based on each Fund’s average daily net assets:

Fund	Rate
Guggenheim BRIC ETF	0.50%
Guggenheim Defensive Equity ETF	0.50%
Guggenheim Insider Sentiment ETF	0.50%
Guggenheim Mid-Cap Core ETF	0.50%
Guggenheim Multi-Asset Income ETF	0.50%
Guggenheim Ocean Tomo Growth Index ETF	0.50%
Guggenheim Ocean Tomo Patent ETF	0.50%
Guggenheim Sector Rotation ETF	0.50%
Guggenheim Spin-Off ETF	0.50%

Pursuant to the Agreement, each Fund listed in the following table pays the Adviser a unitary management fee for the services and facilities it provides. The unitary management fee is payable on a monthly basis at the annual rate set forth below based on each Fund’s average daily net assets:

Fund	Rate
Guggenheim International Small Cap LDRs ETF	0.45%
Guggenheim Raymond James SB-1 Equity ETF	0.75%
Wilshire 4500 Completion ETF	0.18%
Wilshire 5000 Total Market ETF	0.12%
Wilshire Micro-Cap ETF	0.50%
Wilshire US REIT ETF	0.32%

Out of the unitary management fee, the Adviser pays substantially all the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, except for the fee payments under the Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Under a separate Fund Administration agreement, the Adviser provides Fund Administration services to the Funds. The Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of each Fund.

Net Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For the year ended August 31, 2011, the below listed Funds recognized Fund Administration expenses and waived Fund Administration expenses as follows:

	Fund Administration Expense	Fund Administration Expense Waived
Guggenheim BRIC ETF	$164,503	$—
Guggenheim Defensive Equity ETF	6,118	6,118
Guggenheim Insider Sentiment ETF	39,388	—
Guggenheim Mid-Cap Core ETF	3,806	3,806
Guggenheim Multi-Asset Income ETF	96,868	—
Guggenheim Ocean Tomo Growth Index ETF	1,644	1,644
Guggenheim Ocean Tomo Patent ETF	4,442	4,442
Guggenheim Sector Rotation ETF	5,501	5,501
Guggenheim Spin-Off ETF	4,269	4,269

Annual Report | August 31, 2011 | 145

Notes to Financial Statements continued

Due to their unitary fee structure Guggenheim International Small Cap LDRs ETF, Guggenheim Raymond James SB-1 Equity ETF, Wilshire 4500 Completion ETF, Wilshire 5000 Total Market ETF, Wilshire Micro-Cap ETF and Wilshire US REIT ETF do not charge a separate Fund Administration fee.

The Bank of New York Mellon (“BNY”) acts as the Funds’ custodian, accounting agent, transfer agent and security lending agent. As custodian, BNY is responsible for the custody of the Funds’ assets. As accounting agent, BNY is responsible for maintaining the books and records of the Funds. As transfer agent, BNY is responsible for performing transfer agency services for the Funds. As security lending agent, BNY is responsible for executing the lending of portfolio securities to creditworthy borrowers.

Guggenheim Partners Asset Management, LLC (“GPAM”) acts as the sub-adviser for Wilshire 4500 Completion ETF, Wilshire 5000 Total Market ETF, and Wilshire US REIT ETF. In this capacity, GPAM directs the purchases and sales of each Fund’s investment securities.

The Funds’ Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund, not including Guggenheim International Small Cap LDRs ETF, Guggenheim Raymond James SB-1 Equity ETF, Wilshire 4500 Completion ETF, Wilshire 5000 Total Market ETF, Wilshire Micro-Cap ETF and Wilshire US REIT ETF (excluding interest expense, a portion of the Funds’ licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Funds’ business), from exceeding 0.60% of average net assets per year, at least until December 31, 2014.

For the year ended August 31, 2011, the Adviser waived fees and reimbursed the following fees and expenses:

	Advisory Fees Waived	Expenses Reimbursed
Guggenheim BRIC ETF	$100,432	$—
Guggenheim Defensive Equity ETF	111,225	20,603
Guggenheim Insider ETF	219,869	—
Guggenheim Mid-Cap Core ETF	69,206	61,696
Guggenheim Multi-Asset Income ETF	499,749	—
Guggenheim Ocean Tomo Growth Index ETF	29,895	93,418
Guggenheim Ocean Tomo Patent ETF	80,769	51,439
Guggenheim Sector Rotation ETF	100,019	21,635
Guggenheim Spin-Off ETF	77,621	56,542

Amounts owed to each Fund from the Adviser are shown on the Statement of Assets and Liabilities.

Certain officers and trustees of the Trust may also be officers, directors and/or employees of the Adviser. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of the Adviser.

Licensing Fee Agreements:
The Adviser has entered into licensing agreements on behalf of each Fund with the following Licensors:

Fund	Licensor
Guggenheim BRIC ETF	The BNY Mellon
Guggenheim Defensive Equity ETF	Sabrient Systems, LLC
Guggenheim Insider Sentiment ETF	Sabrient Systems, LLC
Guggenheim International Small Cap LDRs ETF	The BNY Mellon
Guggenheim Mid-Cap Core ETF	Zacks Investment Research, Inc.
Guggenheim Multi-Asset Income ETF	Zacks Investment Research, Inc.
Guggenheim Ocean Tomo Growth Index ETF	Ocean Tomo Capital, LLC
Guggenheim Ocean Tomo Patent ETF	Ocean Tomo Capital, LLC
Guggenheim Raymond James SB-1 Equity ETF	Raymond James & Associates, Inc.
Guggenheim Sector Rotation ETF	Zacks Investment Research, Inc.
Guggenheim Spin-Off ETF	Beacon Indexes LLC
Wilshire 4500 Completion ETF	Wilshire Associates, Inc.
Wilshire 5000 Total Market ETF	Wilshire Associates, Inc.
Wilshire Micro-Cap ETF	Wilshire Associates, Inc.
Wilshire US REIT ETF	Wilshire Associates, Inc.

The above trademarks are trademarks owned by the respective Licensors. These trademarks have been licensed to the Adviser for use for certain purposes with the Funds. The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in shares of the Funds. Up to 5 basis points of licensing fees are excluded from the expense cap for the Funds without a unitary fee.

Note 4 – Federal Income Taxes:
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Funds intend not to be subject to U.S. federal excise tax.

At August 31, 2011, the cost of investments, accumulated unrealized appreciation/depreciation on investments and accumulated earnings/loss for federal income tax purposes were as follows:

	Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation )
Guggenheim BRIC ETF	$732,320,955	$49,734,804	$(168,420,484)	$(118,685,680)
Guggenheim Defensive Equity ETF	27,947,268	2,416,312	(712,383)	1,703,929
Guggenheim Insider Sentiment ETF	208,303,375	9,369,790	(18,576,146)	(9,206,356)
Guggenheim International Small Cap LDRs ETF	11,884,299	552,845	(1,731,698)	(1,178,853)
Guggenheim Mid-Cap Core ETF	20,029,284	338,108	(1,692,010)	(1,353,902)
Guggenheim Multi-Asset Income ETF	488,134,387	14,762,936	(23,852,744)	(9,089,808)
Guggenheim Ocean Tomo Growth Index ETF	9,331,619	988,678	(209,654)	779,024
Guggenheim Ocean Tomo Patent ETF	10,574,993	502,208	(1,296,464)	(794,256)
Guggenheim Raymond James SB-1 Equity ETF	73,446,676	3,634,002	(7,558,107)	(3,924,105)
Guggenheim Sector Rotation ETF	15,384,479	872,562	(2,003,341)	(1,130,779)
Guggenheim Spin-Off ETF	17,863,217	2,086,213	(1,550,424)	535,789
Wilshire 4500 Completion ETF	5,189,332	977,215	(354,386)	622,829
Wilshire 5000 Total Market ETF	5,591,584	372,228	(464,795)	(92,567)
Wilshire Micro-Cap ETF	54,291,850	2,536,875	(9,314,191)	(6,777,316)
Wilshire US REIT ETF	12,080,573	1,167,945	(421,669)	746,276

146 | Annual Report | August 31, 2011

Notes to Financial Statements continued

The differences between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, real estate investments trusts, partnerships and passive foreign investment companies.

Tax components of the following balances as of August 31, 2011, were as follows:

	Undistributed Ordinary Income/ (Accumulated Ordinary Loss	)	Undistributed Long-Term Gains/ (Accumulated Capital & Other Loss )
Guggenheim BRIC ETF	$12,112,691		$(184,107,611)
Guggenheim Defensive Equity ETF	289,882		(8,695,335)
Guggenheim Insider Sentiment ETF	1,073,168		(22,781,148)
Guggenheim International Small Cap LDRs ETF	179,242		(2,980,282)
Guggenheim Mid-Cap Core ETF	—		(2,732,183)
Guggenheim Multi-Asset Income ETF	—		(53,555,219)
Guggenheim Ocean Tomo Growth Index ETF	39,781		(720,299)
Guggenheim Ocean Tomo Patent ETF	149,510		(1,538,736)
Guggenheim Raymond James SB-1 Equity ETF	117,742		(63,905,812)
Guggenheim Sector Rotation ETF	—		(57,454,089)
Guggenheim Spin-Off ETF	68,154		(13,335,406)
Wilshire 4500 Completion ETF	28,663		(14,469)
Wilshire 5000 Total Market ETF	56,448		1,277
Wilshire Micro-Cap ETF	387,432		(11,167,727)
Wilshire US REIT ETF	—		—

Distributions to Shareholders:
The tax character of distributions paid during the period ended August 31, 2011, was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Return of Capital	Distributions paid from Capital Gains
Guggenheim BRIC ETF	$19,849,690	$—	$—
Guggenheim Defensive Equity ETF	310,400	—	—
Guggenheim Insider Sentiment ETF	784,061	—	—
Guggenheim International Small Cap LDRs ETF	150,150	—	—
Guggenheim Mid-Cap Core ETF	76,438	1,562	—
Guggenheim Multi-Asset Income ETF	15,879,825	4,191,231	—
Guggenheim Ocean Tomo Growth Index ETF	73,000	—	—
Guggenheim Ocean Tomo Patent ETF	249,750	—	—
Guggenheim Raymond James SB-1 Equity ETF	—	—	—
Guggenheim Sector Rotation ETF	34,031	40,131	—
Guggenheim Spin-Off ETF	74,900	—	—
Wilshire 4500 Completion ETF	67,000	—	—
Wilshire 5000 Total Market ETF	40,000	—	—
Wilshire Micro-Cap ETF	126,048	—	—
Wilshire US REIT ETF	234,441	2,094	49,565

The tax character of distributions paid during the period ended August 31, 2010, was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Return of Capital	Distributions paid from Capital Gains
Guggenheim BRIC ETF	$13,030,610	$—	$—
Guggenheim Defensive Equity ETF	450,400	—	—
Guggenheim Insider Sentiment ETF	715,220	—	—
Guggenheim International Small Cap LDRs ETF	23,100	—	—
Guggenheim Mid-Cap Core ETF	4,000	—	—
Guggenheim Multi-Asset Income ETF	7,581,367	2,726,879	—
Guggenheim Ocean Tomo Growth Index ETF	21,000	—	—
Guggenheim Ocean Tomo Patent ETF	118,432	—	568
Guggenheim Raymond James SB-1 Equity ETF	—	—	—
Guggenheim Sector Rotation ETF	70,831	134,506	—
Guggenheim Spin-Off ETF	171,500	—	—
Wilshire 4500 Completion ETF	—	—	—
Wilshire 5000 Total Market ETF	—	—	—
Wilshire Micro-Cap ETF	37,620	—	—
Wilshire US REIT ETF	14,957	—	8,743

At August 31, 2011, the following reclassifications were made to the capital accounts of the Funds, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of investments in real estate investment trusts, investments in partnerships, wash sales from redemption in-kind transactions, return of capital, and net investment losses. Net investment income, net realized gains and net assets were not affected by these changes.

	Undistributed Net Investment Income/(Loss )	Accumulated Net Realized Gain/(Loss )	Paid In Capital
Guggenheim BRIC ETF	$497,801	$(114,336,509)	$113,838,708
Guggenheim Defensive Equity ETF	(88,943)	(1,946,732)	2,035,675
Guggenheim Insider Sentiment ETF	(81,958)	(17,319,715)	17,401,673
Guggenheim International Small Cap LDRs ETF	759	(406,260)	405,501
Guggenheim Mid-Cap Core ETF	(57,246)	(2,571,866)	2,629,112
Guggenheim Multi-Asset Income ETF	(1,665,501)	(51,502,578)	53,168,079
Guggenheim Ocean Tomo Growth Index ETF	—	(519,891)	519,891
Guggenheim Ocean Tomo Patent ETF	(166)	(3,073,641)	3,073,807
Guggenheim Raymond James SB-1 Equity ETF	(124,972)	(16,490,395)	16,615,367
Guggenheim Sector Rotation ETF	(54,353)	(7,140,747)	7,195,100
Guggenheim Spin-Off ETF	28,047	(1,547,323)	1,519,276
Wilshire 4500 Completion ETF	(13,034)	13,034	—
Wilshire 5000 Total Return ETF	(2,911)	2,911	—
Wilshire Micro-Cap ETF	(6,694)	(3,310,302)	3,316,996
Wilshire US REIT ETF	(109,740)	(529,030)	638,770

Annual Report | August 31, 2011 | 147

Notes to Financial Statements continued

At August 31, 2011, for federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

	Capital Loss Expiring in 2015	Capital Loss Expiring in 2016	Capital Loss Expiring in 2017	Capital Loss Expiring in 2018	Capital Loss Expiring in 2019	Total
Guggenheim BRIC ETF	$—	$582,151	$26,015,805	$110,401,833	$21,411,159	$158,410,948
Guggenheim Defensive Equity ETF	—	239,904	2,336,530	4,602,868	775,663	7,954,965
Guggenheim Insider Sentiment ETF	28,269	1,378,798	5,706,532	7,692,501	4,313,733	19,119,833
Guggenheim International Small Cap LDRs ETF	—	—	603,830	2,148,932	—	2,752,762
Guggenheim Mid-Cap Core ETF	—	121,302	1,079,147	1,005,926	315,160	2,521,535
Guggenheim Multi-Asset Income ETF	—	7,675,096	13,909,834	28,674,746	2,169,718	52,429,394
Guggenheim Ocean Tomo Growth Index ETF	—	14,284	11,895	562,960	79,230	668,369
Guggenheim Ocean Tomo Patent ETF	—	—	—	893,968	294,819	1,188,787
Guggenheim Raymond James SB-1 Equity ETF	—	—	33,491,603	22,643,804	3,841,681	59,977,088
Guggenheim Sector Rotation ETF	86,545	3,469,117	35,883,155	14,956,612	2,371,053	56,766,482
Guggenheim Spin-Off ETF	—	41,750	6,122,357	6,409,407	606,401	13,179,915
Wilshire 4500 Completion ETF	—	—	—	—	—	—
Wilshire 5000 Total Market ETF	—	—	—	—	—	—
Wilshire Micro-Cap ETF	35,224	3,606,209	5,414,866	1,844,181	258,357	11,158,837
Wilshire US REIT ETF	—	—	—	—	—	—

Capital Losses Utilized During Current Fiscal Year
Guggenheim International Small Cap LDRs ETF	$103,742

Capital losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. During the period ended August 31, 2011, the following Funds incurred and will elect to defer net capital losses and passive foreign investment company (“PFIC”) losses as follows:

	Post-October Capital Losses	Post-October Foreign Currency and PFIC Losses
Guggenheim BRIC ETF	$25,696,663	$17,340
Guggenheim Defensive Equity ETF	740,370	—
Guggenheim Insider Sentiment ETF	3,661,315	—
Guggenheim International Small Cap LDRs ETF	227,520	4,300
Guggenheim Mid-Cap Core ETF	210,648	—
Guggenheim Multi-Asset Income ETF	1,125,825	—
Guggenheim Ocean Tomo Growth Index ETF	51,930	—
Guggenheim Ocean Tomo Patent ETF	349,949	—
Guggenheim Raymond James SB-1 Equity ETF	3,928,724	—
Guggenheim Sector Rotation ETF	687,607	—
Guggenheim Spin-Off ETF	155,491	—
Wilshire 4500 Completion ETF	15,508	—
Wilshire 5000 Total Market ETF	—	—
Wilshire Micro-Cap ETF	8,890	—
Wilshire US REIT ETF	—	—

For all open tax years and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 - Investment Transactions:
For the year ended August 31, 2011, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
Guggenheim BRIC ETF	$125,286,824	$126,739,010
Guggenheim Defensive Equity ETF	7,506,700	7,050,585
Guggenheim Insider Sentiment ETF	77,107,936	76,709,652
Guggenheim International Small Cap LDRs ETF	3,620,444	3,565,298
Guggenheim Mid-Cap Core ETF	6,480,453	6,235,623
Guggenheim Multi-Asset Income ETF	338,609,769	338,455,175
Guggenheim Ocean Tomo Growth Index ETF	368,665	408,898
Guggenheim Ocean Tomo Patent ETF	2,710,999	2,752,173
Guggenheim Raymond James SB-1 Equity ETF	32,386,116	31,995,445
Guggenheim Sector Rotation ETF	11,604,209	11,668,125
Guggenheim Spin-Off ETF	438,889	364,654
Wilshire 4500 Completion ETF	735,159	723,583
Wilshire 5000 Total Market ETF	224,075	194,275
Wilshire Micro-Cap ETF	15,734,935	13,980,313
Wilshire US REIT ETF	1,415,662	1,327,702

148 | Annual Report | August 31, 2011

Notes to Financial Statements continued

For the year ended August 31, 2011, in-kind transactions were as follows:

	Purchases	Sales
Guggenheim BRIC ETF	$15,028,475	$631,625,863
Guggenheim Defensive Equity ETF	24,877,630	14,958,376
Guggenheim Insider Sentiment ETF	204,667,791	110,173,558
Guggenheim International Small Cap LDRs ETF	5,654,765	3,024,767
Guggenheim Mid-Cap Core ETF	33,686,738	22,204,357
Guggenheim Multi-Asset Income ETF	669,309,716	546,106,024
Guggenheim Ocean Tomo Growth Index ETF	7,973,696	4,052,464
Guggenheim Ocean Tomo Patent ETF	4,872,156	14,683,741
Guggenheim Raymond James SB-1 Equity ETF	66,505,733	61,710,877
Guggenheim Sector Rotation ETF	40,176,955	50,319,309
Guggenheim Spin-Off ETF	7,163,630	5,760,140
Wilshire 4500 Completion ETF	276	—
Wilshire 5000 Total Market ETF	2,998,577	—
Wilshire Micro-Cap ETF	53,247,896	15,495,473
Wilshire US REIT ETF	9,297,946	3,144,459

Note 6 – Capital:
Shares are issued and redeemed by the Funds only in Creation Unit size aggregations of 50,000 to 200,000 shares. Such transactions are only permitted on an in-kind basis, with separate cash payment, which is balancing each component to equate the transaction to the net asset value per share of the Fund on the transaction date. Creation and Redemption transaction fees ranging from $500 to $3,000 are charged to those persons creating or redeeming Creation Units. An additional charge of up to four times the Creation or Redemption Transaction Fee may be imposed to the extent that cash is used in lieu of securities to purchase Creation Units or redeem for cash.

Note 7 - Distribution Agreement:
The Board of Trustees of the Trust has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees.

Note 8 – Indemnifications:
In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against a Fund that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 – Subsequent Events:
The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Funds’ financial statements, except as noted below.

Subsequent to August 31, 2011, the Board of Trustees declared the following dividends payable on September 30, 2011 to shareholders of record on September 28, 2011. The dividend rates per common share were as follows:

Fund	Rate
Guggenheim Multi-Asset Income ETF	$0.295
Wilshire US REIT ETF	0.299

Annual Report | August 31, 2011 | 149

Report of Independent Registered Public Accounting Firm |

The Board of Trustees and Shareholders of
Claymore Exchange-Traded Fund Trust

We have audited the accompanying statements of assets and liabilities of Guggenheim BRIC ETF, Guggenheim Defensive Equity ETF, Guggenheim Insider Sentiment ETF, Guggenheim International Small Cap LDRs ETF, Guggenheim Mid-Cap Core ETF, Guggenheim Multi-Asset Income ETF, Guggenheim Ocean Tomo Growth Index ETF, Guggenheim Ocean Tomo Patent ETF, Guggenheim Raymond James SB-1 Equity ETF, Guggenheim Sector Rotation ETF, Guggenheim Spin-Off ETF, Wilshire 4500 Completion ETF, Wilshire 5000 Total Market ETF, Wilshire Micro-Cap ETF and Wilshire US REIT ETF, fifteen of the funds constituting the Claymore Exchange-Traded Fund Trust, collectively the Funds, including the portfolios of investments, as of August 31, 2011, and the related statements of operations for the year then ended, and the statements of changes in net assets and financials highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds listed above constituting fifteen of the funds within the Claymore Exchange-Traded Fund Trust at August 31, 2011, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

October 25, 2011

150 | Annual Report | August 31, 2011

Supplemental Information | (unaudited)

Federal Income Tax Information
The Trust intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

In January 2012, shareholders will be advised on IRS Form 1099 DIV or substitute 1099DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2011.

Guggenheim BRIC ETF intends to designate $2,604,212 of foreign tax withholding on foreign source income of $25,049,780.

The Trust’s investment income (dividend income plus short-term gains, if any) qualifies as follows:

	Qualified dividend income	Dividends received deduction
Guggenheim BRIC ETF	96.27%	0.00%
Guggenheim Defensive Equity ETF	100.00%	92.54%
Guggenheim Insider Sentiment ETF	88.83%	85.61%
Guggenheim International Small Cap LDRs ETF	88.62%	0.00%
Guggenheim Mid-Cap Core ETF	100.00%	100.00%
Guggenheim Multi-Asset Income ETF	76.41%	50.78%
Guggenheim Ocean Tomo Growth Index ETF	100.00%	95.85%
Guggenheim Ocean Tomo Patent ETF	100.00%	100.00%
Guggenheim Raymond James SB-1 Equity ETF	0.00%	0.00%
Guggenheim Sector Rotation ETF	100.00%	100.00%
Guggenheim Spin-Off ETF	100.00%	100.00%
Wilshire 4500 Completion ETF	75.48%	69.21%
Wilshire 5000 Total Return ETF	100.00%	96.62%
Wilshire Micro-Cap ETF	61.08%	49.48%
Wilshire US REIT ETF	2.46%	0.00%

Trustees
The Trustees of the Claymore Exchange-Traded Fund Trust and their principal business occupations during the past five years.

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations during the Past Five Years and Other Affiliations	Number of Funds in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee

Independent Trustees:

Randall C. Barnes Year of Birth: 1951 Trustee	Since 2006	Private Investor (2001-present). Formerly, Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development of PepsiCo, Inc. (1987-1990).	54	None

Roman Friedrich III Year of Birth: 1946 Trustee	Since 2010†	Founder and President of Roman Friedrich & Company, Ltd., a mining and metals investment bank (1998-present). Formerly, Advisory Board Member of McNicoll, Lewis & Vlak, an investment bank and institutional broker-dealer specializing in capital intensive industries such as energy, metals and mining (2010-2011).	48
Director Axiom Gold and Silver Corp. (2011-present) Windstorm Resources, Inc. (2011-present), Zincore Metals, Inc. (2009-present), StrataGold Corporation (2003-2009), Gateway Gold Corp. (2004-2008), GFM Resources Ltd. (2005-2010).

Robert B. Karn III Year of Birth: 1942 Trustee	Since 2010†	Consultant (1998-present). Previously, Managing Partner, Financial and Economic Consulting, St. Louis office of Arthur Andersen, LLP.	48	Director of Peabody Energy Company (2003-present), GP Natural Resource Partners LLC (2002-present).

Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2006	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	56	None

Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee	Since 2006	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	53	Trustee, Bennett Group of Funds (2011-present).

*	Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532.

**	This is the period for which the Trustee began serving the Trust. Each Trustee is expected to serve an indefinite term, until his successor is elected.

***
The Guggenheim Funds Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Fund Distributors, Inc. The Guggenheim Funds Fund Complex is overseen by multiple Boards of Trustees.

†	Messrs. Friedrich and Karn were elected by shareholders as Trustees of the Trust on September 23, 2010.

Annual Report | August 31, 2011 | 151

Supplemental Information (unaudited) continued

Principal Executive Officers
The Principal Executive Officers of the Trust and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations

Officers:

Kevin M. Robinson Year of birth: 1959 Chief Executive Officer Chief Legal Officer	Since 2010 Since 2008
Senior Managing Director and General Counsel of Guggenheim Funds Investment Advisors, LLC, Guggenheim Funds Distributors, Inc. and Guggenheim Funds Services Group Inc. (2007-present). Chief Legal Officer and Chief Executive Officer of certain other funds in the Fund Complex. Formerly, Associate General Counsel and Assistant Corporate Secretary of NYSE Euronext, Inc. (2000-2007).

John Sullivan Year of Birth: 1955 Chief Accounting Officer, Chief Financial Officer and Treasurer	Since 2010
Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, Inc. (2010-present) Chief Accounting Officer, Chief Financial Officer and Treasurer of certain other funds in the Fund Complex. Formerly, Chief Compliance Officer, Van Kampen Funds (2004-2010).

Bruce Saxon Year of Birth: 1957 Chief Compliance Officer	Since 2006
Vice President, Fund Compliance Officer of Guggenheim Funds Services Group Inc. (2006-present). Chief Compliance Officer of certain other funds in the Fund Complex, Formerly, Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006).

Mark E. Mathiasen Year of Birth: 1978 Secretary	Since 2011
Vice President, Assistant General Counsel of Guggenheim Funds Services Group, Inc (2007-present). Secretary of certain other funds in the Fund Complex. Formerly, Law Clerk, Idaho State Courts (2003-2006).

William H. Belden, III Year of Birth: 1965 Vice President	Since 2006	Managing Director of Guggenheim Funds Investment Advisors, LLC (2005-present). Formerly, Vice President of Product Management at Northern Trust Global Investments (1999-2005).

Chuck Craig Year of Birth: 1967 Vice President	Since 2006	Managing Director (2006-present), Vice President (2003-2006) of Guggenheim Funds Investment Advisors, LLC. Formerly, Assistant Vice President, First Trust Portfolios, L.P. (1999-2003).

David A. Botset Year of Birth: 1974 Vice President	Since 2010
Senior Vice President, Guggenheim Funds Distributors, Inc. (2008 to present). Formerly, Vice President, Guggenheim Funds Distributors, Inc. (2007-2008); Assistant Vice President, Investment Development and Oversight, Nuveen Investments (2004-2007); Assistant Vice President Internal Sales and Service Nuveen Investments.

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

152 | Annual Report | August 31, 2011

Board Considerations Regarding Annual Review of the Investment Advisory Agreements and
Investment Sub-Advisory Agreement

On August 30, 2011, the Boards of Trustees (together, the “Board”) of Claymore Exchange-Traded Fund Trust and Claymore Exchange-Traded Fund Trust 2 (together the “Trusts,” with the separate series thereof referred to individually as a “Fund” and collectively as the “Funds”), including those trustees who are not “interested persons” as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”), on the recommendation of the Nominating & Governance Committees (referred to as the “Committee” and consisting solely of the Independent Trustees), considered the renewal of the investment advisory agreements (the “Advisory Agreements”) between the Trusts and Guggenheim Funds Investment Advisors, LLC (the “Adviser”) on behalf of the following Funds:

Claymore Exchange-Traded Fund Trust	Claymore Exchange-Traded Fund Trust 2
Guggenheim BRIC ETF	Guggenheim Airline ETF
Guggenheim Defensive Equity ETF	Guggenheim China All-Cap ETF
Guggenheim Insider Sentiment ETF	Guggenheim China Technology ETF
Guggenheim International Small Cap LDRs ETF	Guggenheim EW Euro-Pacific LDRs ETF
Guggenheim Mid-Cap Core ETF	Guggenheim Solar ETF
Guggenheim Multi-Asset Income ETF	Guggenheim S&P Global Water Index ETF
Guggenheim Ocean Tomo Growth Index ETF	Guggenheim Canadian Energy Income ETF
Guggenheim Ocean Tomo Patent ETF	Guggenheim China Real Estate ETF
Guggenheim Raymond James SB-1 Equity ETF	Guggenheim China Small Cap ETF
Guggenheim Sector Rotation ETF	Guggenheim Frontier Markets ETF
Guggenheim Spin-Off ETF	Guggenheim International Multi-Asset Income ETF
Wilshire 4500 Completion ETF	Guggenheim Shipping ETF
Wilshire 5000 Total Market ETF	Guggenheim Timber ETF
Wilshire Micro-Cap ETF
Wilshire US Real Estate Investment Trust
Guggenheim Enhanced Core Bond ETF
Guggenheim Enhanced Ultra-Short Bond ETF
Guggenheim BulletShares 2011 Corporate Bond Fund ETF
Guggenheim BulletShares 2012 Corporate Bond Fund ETF
Guggenheim BulletShares 2013 Corporate Bond Fund ETF
Guggenheim BulletShares 2014 Corporate Bond Fund ETF
Guggenheim BulletShares 2015 Corporate Bond Fund ETF
Guggenheim BulletShares 2016 Corporate Bond Fund ETF
Guggenheim BulletShares 2017 Corporate Bond Fund ETF
Guggenheim/S&P Global Dividend Opportunities Index ETF

The Board also considered the renewal of the Investment Subadvisory Agreement (“Subadvisory Agreement”) among Claymore Exchange-Traded Fund Trust, the Adviser and Guggenheim Partners Asset Management, LLC (the “Subadviser”) with respect to Wilshire 4500 Completion ETF, Wilshire 5000 Total Market ETF and Wilshire US Real Estate Investment Trust (the “Subadvised Funds”). As part of its review process, the Committee was represented by independent legal counsel. The Board and Committee reviewed materials received from the Adviser, the Subadviser and independent legal counsel. The Board and Committee also had previously received, throughout the year, Board meeting information regarding performance and operating results of the Funds.

The Committee met independently of the Funds’ management to consider the renewal of the investment advisory agreements. In preparation for its review, the Committee communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of the Committee, sent a formal request for information to the Adviser and Subadviser and a supplemental request for information to the Adviser and Subadviser. The Adviser and Subadviser provided extensive information in response to the requests. Among other information, the Adviser and Subadviser provided general information to assist the Committee in assessing the nature and quality of services provided, information provided by the Adviser comparing the investment advisory fees and expense ratios of the Funds to other exchange-traded funds and to other funds in a peer group provided by the Adviser, information about the Adviser’s and Subadviser’s financial position, the profitability from the Advisory Agreements to the Adviser, the profitability of the Subadvisory Agreements to the Subadviser and the compliance program of the Adviser and Subadviser.

Based upon its review, the Board and the Committee concluded that it was in the best interests of the Funds to renew the Advisory Agreements and the Subadvised Funds to renew the Subadvisory Agreement. In reaching this conclusion for the Funds, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors.

Investment Advisory Agreements

In evaluating the nature, extent and quality of the Adviser’s services, the Board reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s organization, the background and experience of the persons responsible for the day-to-day management of the Funds, and the responsibility to oversee the Subadviser. The Board also considered the secondary market support provided by the Adviser to the Funds, including the Adviser’s efforts to educate investment professionals about the Funds and other funds sponsored by the Adviser. The Board reviewed financial information regarding the Adviser and its parent company and considered the parent company’s guaranty of the Adviser’s financial obligations under the Investment Advisory Agreements and considered the anticipated integration of the Adviser’s asset management business with that of Rydex/SGI entities. The Board reviewed information on the return of the Funds compared to the return of their benchmark indices and broad market indices. The Board also reviewed reports on the correlation and tracking error between the underlying index and each Fund’s return. The Board considered that each of the Funds was correlated to its underlying index, as applicable, and that the tracking error for each Fund was within a reasonable range noting the Adviser’s explanations for tracking error and that two of the Funds were actively managed as of June 1, 2011.

The Board reviewed and discussed the information provided by the Adviser on each Fund’s advisory fee and expense ratio, as compared to those of the peer group funds provided by the Adviser. The Board reviewed the advisory fees for the Funds and noted that the Adviser had either contractually agreed to waive the fee and/or reimburse expenses to absorb annual operating expenses of certain Funds (excluding interest expenses, a portion of each Fund’s licensing fees, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of a Fund’s business) over a particular amount or, for certain other Funds, the Board noted that the advisory fee was a unitary fee pursuant to which the Adviser assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the fee payments under the respective Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Board noted that the advisory fees were generally within the range of the peer group funds provided by the Adviser and noted the unique nature of certain Funds making “peer” comparisons less relevant.

In conjunction with its review of fees, the Board also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreements, as well as the fees waived, for certain Funds and the estimated allocated direct and indirect costs the Adviser incurred in providing the services to the Funds.

Annual Report | August 31, 2011 | 153

Considerations Regarding Annual Review of the Investment Advisory Agreements and Investment Sub-Advisory Agreement (continued)

The Board considered the extent to which economies of scale could be realized with respect to the management of the Funds as the Funds grow and whether fee levels reflected a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered each Fund’s asset size, advisory fee structure, net expense ratio giving effect to any applicable expense waiver and/or reimbursement agreement or unitary fee agreement with the Adviser and whether the investment process produced economies of scale. The Board considered the Adviser’s statement that, while it has experienced economies of scale as an organization through the introduction of new products, it is concurrently incurring new costs from increased staff and upgraded systems.

The Board considered other benefits available to the Adviser because of its relationship with the Funds and noted that the administrative service fees received by the Adviser from serving as administrator provide it with additional revenue for the Funds without a unitary fee structure. The Board also noted the Adviser’s statement that it benefits from its association with the Funds by being able to offer investors a range of investment products.

Subadvisory Agreement

With respect to the nature, extent and quality of the services provided by the Subadviser, the Board considered the qualifications, experience, reputation and skills of the Subadviser’s personnel providing services to the Subadvised Funds and other key personnel. The Board concluded that the Subadviser had personnel qualified to provide the services under the Subadvisory Agreement. The Board reviewed information on the performance of the Subadvised Funds and the performance of their benchmark indices noting that the Subadviser primarily provides optimization services. The Board also reviewed reports on the correlation and tracking error between the underlying index and each Subadvised Fund’s performance.

The Board considered the Subadviser’s statement that it had not received any subadvisory fees for its services and that the Subadvisory Agreement was negotiated at arm’s length between the Adviser and the Subadviser and that the Adviser compensates the Subadviser from its fees. On the basis of the information provided, the Board concluded that the subadvi-sory fee rate for the Subadvised Funds was reasonable.

The Board considered whether there were economies of scale with respect to the subadvisory services provided to the Subadvised Funds under the Subadvisory Agreement. The Board noted that the Subadvised Funds were relatively new and had not attracted significant assets and determined to address economies of scale when the Subadvised Funds had significant assets.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements and Subadvisory Agreement continue to be fair and reasonable and that the continuation of the Advisory Agreements and Subadvisory Agreement is in the best interests of the Funds, taking into consideration such factors as it deemed appropriate in its business judgment.

154 | Annual Report | August 31, 2011

Trust Informationl

Board of Trustees Randall C. Barnes Roman Friedrich III Robert B. Karn III Ronald A. Nyberg Ronald E. Toupin, Jr.
Officers
Kevin M. Robinson
Chief Executive Officer and Chief
Legal Officer

John Sullivan
Chief Accounting Officer, Chief
Financial Officer and Treasurer

Bruce Saxon
Chief Compliance Officer

Mark E. Mathiasen
Secretary

William H. Belden III
Vice President

Chuck Craig
Vice President

David A. Botset
Vice President

Investment Adviser
Guggenheim Funds Investment
Advisors, LLC
Lisle, IL

Investment Subadviser
(WXSP, WFVK and WREI)
Guggenheim Partners Asset
Management, LLC
Santa Monica, CA

Distributor
Guggenheim Funds
Distributors, Inc.
Lisle, IL

Administrator
Guggenheim Funds Investment
Advisors, LLC
Lisle, IL
Accounting Agent, Custodian and Transfer Agent The Bank of New York Mellon NewYork, NY Legal Counsel Dechert LLP NewYork, NY Independent Registered Public Accounting Firm Ernst & Young LLP Chicago, IL

Privacy Principles of the Trust for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your shares of the Trust?
•	If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (800) 345-7999. Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 345-7999, by visiting the Guggenheim Funds website at www.guggenheimfunds.com or by accessing the Funds’ Form N-PX on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by visiting the Guggenheim Funds website at www.guggenheimfunds.com. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Annual Report | August 31, 2011 | 155

About the Trust Adviser

Guggenheim Funds Investment Advisors, LLC
Guggenheim Funds Investment Advisors, LLC (“Guggenheim Funds”) manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees. Guggenheim Funds also acts as investment adviser to closed-end and open-end management investment companies. Guggenheim Funds and its affiliates provide supervision, management or servicing of assets with a commitment to consistently delivering exceptional service. Guggenheim Funds is a subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm with more than $100 billion in assets under supervision. Guggenheim Partners, through its affiliates, provides investment management, investment advisory, insurance, investment banking, and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

Portfolio Management
The portfolio managers who are currently responsible for the day-to-day management of the Fund’s portfolio are Chuck Craig, CFA, and Saroj Kanuri, CFA. Mr. Craig has managed each Fund’s portfolio since its inception, and Mr. Kanuri has managed each Fund’s portfolio since May 2010. Mr. Craig is a Managing Director, Portfolio Management and Supervision, of Guggenheim Funds and Guggenheim Funds Distributors, Inc. and joined Guggenheim Funds Distributors, Inc. in May of 2003. Mr. Craig received a M.S. in Financial Markets from the Center for Law and Financial Markets at the Illinois Institute of Technology. He also earned a B.S. in Finance from Northern Illinois University.

Mr. Kanuri is a Vice President, ETF Portfolio Management, of Guggenheim Funds and Guggenheim Funds Distributors, Inc. and joined Guggenheim Funds Distributors, Inc. in October of 2006. Prior to joining Guggenheim, Mr. Kanuri served as an analyst at Northern Trust Corporation from 2001- 2006. Mr. Kanuri received a B.S. in Finance from the University of Illinois at Chicago.

Claymore Exchange-Traded Fund Trust Overview
The Claymore Exchange-Traded Fund Trust (the “Trust”) is an investment company complex-currently consisting of 29 separate exchange-traded “index funds” as of August 31, 2011. The investment objective of each of the funds is to replicate as closely as possible, before fees and expenses, the performance of a specified market index.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://www.guggenheimfunds.com or by calling (800) 345-7999. Please read the prospectus carefully before investing. The Statement of Additional Information that includes additional information about the Trustees is also available, without charge, upon request via our website at http://www.guggenheimfunds.com or by calling (800) 345-7999. All funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in the funds.

Guggenheim Funds Distributors, Inc.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(10/11)

NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

ETF-001-AR-0811

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").

(b) No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)           (1) The registrant's Code of Ethics is attached hereto as an exhibit.

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Randall C. Barnes.  Mr. Barnes is an independent Trustee for purposes of this Item 3 of Form N-CSR.  Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

 (Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $167,149 and $280,064 for the fiscal years ending August 31, 2011 and August 31, 2010, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item, were $0 and $0 for the fiscal years ending August 31, 2011 and August 31, 2010, respectively.

The registrant’s principal accountant did not bill fees for non-audit services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $60,000 and $105,000 for the fiscal years ending August 31, 2011 and August 31, 2010, respectively.

The registrant’s principal accountant did not bill fees for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) through 4(c) of this Item were $0 and $0 for the fiscal years ending August 31, 2011 and August 31, 2010, respectively.

The registrant’s principal accountant did not bill fees for services not included in Items 4(a), (b) or (c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(e)  Audit Committee Pre-Approval Policies and Procedures.

(i) The Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections IV.C.2 and IV.C.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

 IV.C.2.                                Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following:

              Audit Services

•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services

•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services

•	Tax compliance services related to the filing of amendments:
o	Federal, state and local income tax compliance
o	Sales and use tax compliance
•	Timely RIC qualification reviews
•	Tax distribution analysis and planning
•	Tax authority examination services
•	Tax appeals support services
•	Accounting methods studies
•	Fund merger support services
•	Tax compliance, planning and advice services and related projects

(b)	The Audit Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.

(c)	For services with estimated fees of $25,000 or more, but less than $50,000, the Chairman is hereby authorized to pre-approve such services on behalf of the Audit Committee.

(d)	For services with estimated fees of $50,000 or more, such services require pre-approval by the Audit Committee.

(e)
The independent auditors or the Chief Accounting Officer of the Fund (or an officer of the Fund who reports to the Chief Accounting Officer) shall report to the Audit Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Audit Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Audit

Committee (including the particular category listed above under which pre-approval was obtained).

IV.C.3.                                Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund) relating directly to the operations and financial reporting of the Fund for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund) relating directly to the operations and financial reporting of the Fund for which the estimated fees are $25,000 or more, such services require pre-approval by the Audit Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)           Not applicable.

(g)          The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $60,000 and $105,000 for the fiscal years ending August 31, 2011, and August 31, 2010, respectively.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a)The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the registrant is composed of  Ronald A. Nyberg; Ronald E. Toupin, Jr., Randall C. Barnes, Roman Friedrich III and Robert B. Karn III.

(b) Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded  based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Code of Ethics for Chief Executive and Senior Financial Officers.

 (a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3)   Not applicable.

 (b)      Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore Exchange-Traded Fund Trust

By:              /s/ Kevin M. Robinson

Name:         Kevin M. Robinson

Title:           Chief Executive Officer and Chief Legal Officer

Date:          November 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:              /s/ Kevin M. Robinson

Name:         Kevin M. Robinson

Title:           Chief Executive Officer and Chief Legal Officer

Date:          November 3, 2011

By:              /s/ John Sullivan

Name:          John Sullivan

Title:           Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:           November 3, 2011